1933 Act File No. 33-26915
                                          1940 Act File No. 811-5762

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                                               Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
                                                                  ---

    Pre-Effective Amendment No.        .....................           _
                                -------                           ------

    Post-Effective Amendment No.  40........................        X

                                                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

    Amendment No. 41........................................        X

                                   STAR FUNDS

               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           C. Grant Anderson, Esquire,
                           Federated Investors Tower,
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    immediately upon filing pursuant to paragraph (b)
 X  on March 30, 1998, pursuant to paragraph (b)
    60 days after filing pursuant to paragraph (a) (i)
    on            , pursuant to paragraph (a) (i).
  _ 75 days after filing pursuant to paragraph (a)(ii) on _________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Copies to:  Matthew G. Maloney, Esq.
            Dickstein Shapiro Morin & Oshinsky
            2101 L. Street, N.W.
            Washington, D.C. 20037

                              CROSS-REFERENCE SHEET

    This Amendment to the Registration Statement of the Star Funds, which consists of twelve portfolios: (1) Star Tax-Free Money Market Fund (a) C Shares,
(2) Star Treasury Fund (a) A Shares and (b) Y Shares, (3) Star Relative Value Fund (a) A Shares (b) B Shares and (c) Y Shares, (4) The Stellar Fund (a) A Shares and (b) Y Shares, (5) Star U.S. Government Income Fund (a) A Shares and
(b) B Shares, (6) Star Capital Appreciation Fund (a) A Shares, (7) Star Strategic Income Fund (a) B Shares, (8) Star Growth Equity Fund (a) B Shares and
(b) Y Shares, (9) The Stellar Insured Tax-Free Bond Fund (a) A Shares, (10) Star International Equity Fund (a) A Shares, (11) Star Market Capitalization Fund (a) C Shares, and (12) Star Ohio Tax-Free Money Market Fund (a) C Shares, is comprised of the following:

PART A.    INFORMATION REQUIRED IN A PROSPECTUS.



                                          Prospectus Heading
                                          (Rule 404(c) Cross Reference)

Item 1.     Cover Page....................(1-12) Cover Page;

Item 2.     Synopsis......................(1-12) Synopsis; (1-12) Summary of Fund Expenses; (1-12) Addresses.
            --------

Item 3.     Condensed Financial
            Information...................(1-9) Financial Highlights; (1-12) Performance Information.

Item 4.     General Description of
            Registrant....................(1-12) Investment Information; (1-12)
                                          Investment Objective; (1-12)
                                          Investment Policies; (1-12) Investment
                                          Limitations; (9) Municipal Bond
                                          Insurance; (11) Additional
                                          Considerations of Investing in SPDRs;
                                          (12) Ohio Municipal Securities; (12)
                                          Investment Risks.

Item 5.     Management of the Trust.......(1-12) Star Funds Information; (1-12) Management of the Trust; (1-12)
                                          Distribution of Fund
            -----------------------
                                          Shares; (1, 2(a), 3(a), 4(a), 5-7,8(a),9, 10,11,12) Distribution Plan;
                                          (1-12) Distribution
                                          of Fund Shares; Administration of the Funds; (1-12) Expenses of the Funds.





Item 6.     Capital Stock and Other
            Securities....................(3-11) Dividends and Capital Gains;
                                          (1,2,12) Dividends; (1,2,12) Capital
                                          Gains; (1-12) Shareholder Information;
                                          (1-12) Voting Rights; (1-12) Effect of
                                          Banking Laws; (1-12) Tax Information;
                                          (1-12) Federal Income Tax;(1,12)
                                          Tax-Free Money Market Fund and Ohio
                                          Tax-Free Money Market Fund -
                                          Additional Tax Information;.(9) The
                                          Stellar Tax-Free Bond Fund-Additional
                                          Federal Income Tax Information; (11)
                                          Tax Considerations for the Market
                                          Capitalization Fund (1-12) State and
                                          Local Taxes.

Item 7.     Purchase of Securities
            Being                         Offered.................(1-12) Net
                                          Asset Value; (1-12) Investing in the
                                          Funds; (1-12) Share Purchases; (1-12)
                                          Minimum Investment Required; (1-12)
                                          What Shares Cost; (3-11) Frequent
                                          Investor Program;
                                          (3(a),4(a),5,6,9,10,11) Reducing the
                                          Sales Charge; (1-12); Certificates and
                                          Confirmations; (1-12) Shareholder
                                          Service Organizations; (1-12) Exchange
                                          Privilege.

Item 8.     Redemption or Repurchase......(1-12) Redeeming Shares; (1,2,12) Checkwriting Privilege; (3-11) Systematic
                                          Withdrawal Plan;
            ------------------------
                                          (3(b),5(b),7(a),8(a)) Contingent Deferred Sales Charge-B Shares; (3(b),5(b),7(a),8(a))
                                          Elimination of Contingent Deferred Sales Charge; (1-12) Accounts with Low Balances.

Item 9.     Pending Legal Proceedings     None.





PART B.    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.    Cover Page....................(1-12) Cover Page.

Item 11.    Table of Contents             (1-12) Table of Contents.

Item 12.    General Information and
            History.......................(1-12) General Information About the Fund; (1-12) Investment Limitations.

Item 13.    Investment Objectives and
            Policies......................(1-12) Investment Objective(s) and Policies.

Item 14.    Management of the Fund        (1-12) Star Funds Management.

Item 15.    Control Persons and Principal
            Holders of Securities         (1-9) Fund Ownership.

Item 16.    Investment Advisory and Other
            Services......................(1-12) Investment Advisory Services; (1-12) Administrative Services; (1-12) Custodian.

Item 17.    Brokerage Allocation          (1-12) Brokerage Transactions.

Item 18.    Capital Stock and Other
            Securities                    Not applicable.

Item 19.    Purchase, Redemption and
            Pricing of Securities
            Being Offered.................(1-12) Purchasing Shares; (1-12) Exchange Privilege; (1-12) Determining Net Asset
                                          Value;
                                          (1-12) Redeeming Shares; (1-12) Redemption in Kind.

Item 20.    Tax Status....................(1-12) Tax Status; (1-12) Yield; (1-2,12) Effective Yield; (1,9,12)
                                          Tax-Equivalent Yield;
            ----------
                                          (1-12) Total Return.

Item 21.    Underwriters..................(1-8,10-12) Administrative Arrangements; (1,2,3(a),4(a),5,6,7,8(a),9,10-12) Distribution
                                          Plan.

Item 22.    Calculation of Performance
            Data..........................(1-12) Performance Comparisons.

Item 23.    Financial Statements..........(1-9). Incorporated by reference to the Annual Reports of the Registrant dated November 30, 1997 (File Nos. 33-26915 and 811-5762); (10-12)
                                          To be filed by Amendment.



[LOGO]
STAR FUNDS

                            STOCK
                            FUNDS



                            COMBINED
                            PROSPECTUS

                            Portfolios of the Star Funds,
                            an Open-End, Management Investment Company

                            Dated March 31, 1998










                            The Stellar Fund

                            Star Relative Value Fund

                            Star Market Capitalization Fund

                            Star Growth Equity Fund

                            Star Capital Appreciation Fund

                            Star International Equity Fund


STAR FUNDS
STOCK FUNDS

PROSPECTUS

The shares offered by this prospectus represent interests in the Stock Funds (individually referred to as a "Fund" or collectively as the "Funds") of the Star Funds (the "Trust"), an open-end management investment company (a mutual fund). The Trust consists of eleven separate diversified investment portfolios and one non-diversified investment portfolio, each having a distinct investment objective and policies. This prospectus relates only to the following Stock Funds of the Trust:

  . The Stellar Fund
  . Star Relative Value Fund

  . Star Market Capitalization Fund
  . Star Growth Equity Fund
  . Star Capital Appreciation Fund

  . Star International Equity Fund

This prospectus contains the information you should read and know before you invest in any of the Stock Funds of the Trust. Keep this prospectus for future reference.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF STAR BANK, N.A., OR ITS AFFILIATES, ARE NOT ENDORSED OR GUARANTEED BY STAR BANK, N.A., OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AND MAY INVOLVE SALES CHARGES AND OTHER FEES.

The Trust has also filed a separate Statement of Additional Information ("SAI") for each Fund dated March 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in each SAI is incorporated by reference into this prospectus. You may request a copy of an SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge, or obtain other information or make inquiries about a Fund by writing to the Fund or by calling 1-800-677-FUND. The SAIs, material incorporated by reference into this document, and other information regarding each Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1998

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SYNOPSIS                            1
-------------------------------------

 Risk Factors                       1

THE STELLAR FUND SUMMARY OF FUND
EXPENSES                            3
-------------------------------------

THE STELLAR FUND--A SHARES FINANCIAL
HIGHLIGHTS                          4
-------------------------------------

THE STELLAR FUND--Y SHARES FINANCIAL
HIGHLIGHTS                          5
-------------------------------------

THE STELLAR FUND INVESTMENT
INFORMATION                         6
-------------------------------------

 Investment Objective               6

 Investment Policies                6

 Investment Limitations            12

STAR RELATIVE VALUE FUND

SUMMARY OF FUND EXPENSES           13
-------------------------------------

STAR RELATIVE VALUE FUND--A SHARES

FINANCIAL HIGHLIGHTS               14
-------------------------------------

STAR RELATIVE VALUE FUND--Y SHARES

FINANCIAL HIGHLIGHTS               15
-------------------------------------

STAR RELATIVE VALUE FUND

INVESTMENT INFORMATION             16
-------------------------------------

 Investment Objective              16

 Investment Policies               16

 Investment Limitations            18

STAR MARKET CAPITALIZATION FUND
SUMMARY OF FUND EXPENSES           19
-------------------------------------

STAR MARKET CAPITALIZATION FUND
INVESTMENT INFORMATION             20
-------------------------------------

 Investment Objective              20

 Investment Policies               20

 Investment Limitations            23

 Additional Considerations of
 Investing  in SPDRs               23

STAR GROWTH EQUITY FUND

SUMMARY OF FUND EXPENSES           24
-------------------------------------

STAR GROWTH EQUITY FUND--B SHARES

FINANCIAL HIGHLIGHTS               25
-------------------------------------

STAR GROWTH EQUITY FUND--Y SHARES

FINANCIAL HIGHLIGHTS               26
-------------------------------------

STAR GROWTH EQUITY FUND

INVESTMENT INFORMATION             27
-------------------------------------

 Investment Objective              27

 Investment Policies               27

 Investment Limitations            34

STAR CAPITAL APPRECIATION FUND
SUMMARY OF FUND EXPENSES           35
-------------------------------------

STAR CAPITAL APPRECIATION FUND--A
SHARES FINANCIAL HIGHLIGHTS        36
-------------------------------------

STAR CAPITAL APPRECIATION FUND
INVESTMENT INFORMATION             37
-------------------------------------

 Investment Objective              37

 Investment Policies               37

 Investment Limitations            41

STAR INTERNATIONAL EQUITY FUND
SUMMARY OF FUND EXPENSES           42
-------------------------------------

STAR INTERNATIONAL EQUITY FUND
INVESTMENT INFORMATION             43
-------------------------------------

 Investment Objective              43

 Investment Policies               43

 Portfolio Turnover                54

 Investment Limitations            54

STAR FUNDS INFORMATION             55
-------------------------------------

 Management of the Trust           55

 Investment Adviser                55

 Distribution of Fund Shares       56

 Administration of the Funds       57

 Brokerage Transactions            58

 Expenses of the Funds             58

NET ASSET VALUE                    58
-------------------------------------

INVESTING IN THE FUNDS             59
-------------------------------------

 Minimum Investment Required       59

 What Shares Cost                  59

 Reducing the Sales Charge         60

 Systematic Investment Plan        61

SHARE PURCHASES                    61
-------------------------------------

EXCHANGE PRIVILEGE                 62
-------------------------------------

 Frequent Investor Program         63

 Shareholder Service Organizations 64

 Certificates and Confirmations    64

 Dividends and Capital Gains       64

REDEEMING SHARES                   64
-------------------------------------

 Contingent Deferred Sales Charge--

  B Shares                         65


 Elimination of Contingent Deferred
  Sales Charge                     66

 Systematic Withdrawal Plan        66

 Accounts with Low Balances        66

SHAREHOLDER INFORMATION            67
-------------------------------------

 Voting Rights                     67

EFFECT OF BANKING LAWS             67
-------------------------------------

TAX INFORMATION                    67
-------------------------------------

 Federal Income Tax                67

 Tax Considerations for the  Market
 Capitalization Fund               68

 State and Local Taxes             68

PERFORMANCE INFORMATION            68
-------------------------------------

ADDRESSES                          69
-------------------------------------


SYNOPSIS
-------------------------------------------------------------------------------

The Trust, an open-end, management investment company, was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes.

This prospectus relates only to the shares of the Stock Funds of the Trust. The Stock Funds are designed primarily for customers, correspondents, or affiliates of Star Bank, N.A., the investment adviser to the Funds.

This prospectus relates to the shares of the following six Stock Funds:

  . The Stellar Fund--seeks to maximize total return, a combination of dividend income and capital appreciation. The Stellar Fund pursues this objective by investing in the following security categories: domestic equity securities; domestic fixed income securities; international securities (equity and fixed income); real estate securities, precious metal securities, and/or short-term securities. Shares of The Stellar Fund are offered in two separate classes: A Shares and Y Shares.

  . Star Relative Value Fund ("Relative Value Fund")--seeks to obtain the highest total return, a combination of income and capital appreciation, as is consistent with reasonable risk. Relative Value Fund pursues this objective by investing primarily in equity securities. Shares of Relative Value Fund are offered in three separate classes: A Shares, B Shares and Y Shares.

  . Star Market Capitalization Fund ("Market Capitalization Fund")--seeks to provide total return that approximates the total return of the Standard and Poor's 500 Composite Stock Price Index (the "Index"). The Fund is neither affiliated with nor sponsored by the Standard & Poor's Ratings Group. Shares of Market Capitalization Fund are offered in one class: C Shares.

  . Star Growth Equity Fund ("Growth Equity Fund")--seeks to maximize capital appreciation. Growth Equity Fund pursues this objective by investing primarily in growth-oriented equity securities of U.S. companies. Shares of Growth Equity Fund are offered in two separate classes: B Shares and Y Shares.

  . Star Capital Appreciation Fund ("Capital Appreciation Fund")--seeks to maximize capital appreciation. Capital Appreciation Fund pursues this objective by investing primarily in equity securities of small to medium sized U.S. companies. Shares of Capital Appreciation Fund are offered in one class: A Shares.

  . Star International Equity Fund ("International Equity Fund")--seeks to provide long-term capital appreciation. International Equity Fund pursues this objective by investing primarily in shares of other mutual funds (the "underlying funds"), the portfolios of which consist primarily of equity securities of non-U.S. issuers. Shares of International Equity Fund are offered in one class: A Shares.

For information on how to purchase shares of any of the Stock Funds, please refer to "Investing in the Funds." A minimum initial investment of $1,000 ($25 for Star Bank Connections Group Banking customers and Star Bank employees and members of their immediate family and participants in the Star Bank Student Finance 101 Program who establish a systematic investment program, and $500 for Education IRA customers) is required for each Fund except Market Capitalization Fund which has a minimum initial investment of $25,000. All C Shares and Y Shares of the Trust are sold and redeemed at net asset value. All A Shares of the Trust are sold at net asset value plus an applicable sales charge and redeemed at net asset value. All B Shares of the Trust are sold at net asset value and are redeemed at net asset value less an applicable contingent deferred sales charge. Information on redeeming shares may be found under "Redeeming Shares."

RISK FACTORS

Investors should be aware of the following general considerations: market values of fixed-income securities, which may constitute a part of the investments of several Funds, may vary inversely in response to change in prevailing interest rates. The foreign securities in which some Funds may invest may be subject to certain risks in addition to those inherent in U.S. investments. One or more Funds may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities, and entering into futures contracts and related options, entering into foreign currency transactions and forward foreign currency exchange contracts, and borrowing money for investment purposes. These risks and those associated with investing in mortgage-backed securities, foreign securities, when-issued securities, variable rate securities, and equity securities are described as applicable under "Investment Information" of each respective Fund.


THE STELLAR FUND
SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

                                                                  Y      A
                                                                SHARES SHARES
                                                                ------ ------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)...........................  None  4.50%
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...........................  None   None
Contingent Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable).........  None   None
Redemption Fee (as a percentage of amount redeemed, if
 applicable)...................................................  None   None
Exchange Fee...................................................  None   None

                           ANNUAL OPERATING EXPENSES
               (As a percentage of projected average net assets)
Management Fee................................................. 0.95%  0.95%
12b-1 Fee (1)..................................................  None  0.25%
Other Expenses................................................. 0.40%  0.40%
 Shareholder Servicing Fee (2)........................... 0.05%
  Total Fund Operating Expenses................................ 1.35%  1.60%

(1) The Y shares are not subject to a 12b-1 Plan.

(2) Y Shares and A Shares can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Y Shares and A Shares plan to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

The Annual Fund Operating Expenses were 1.31% for Y Shares and 1.56% for A Shares for the fiscal year ended November 30, 1997. The Annual Fund Operating Expenses in the table above are based on expenses expected during the fiscal
year ending November 30, 1998.          The purpose of this table is to assist
an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Star Funds Information."
         LONG-TERM SHAREHOLDERS INVESTED IN THE A SHARES MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE
RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.          EXAMPLE
         You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge. The Fund charges no redemption fees.

                                                                     Y      A
                                                                   SHARES SHARES
                                                                   ------ ------
1 Year............................................................  $ 14   $ 61
3 Years...........................................................  $ 43   $ 93
5 Years...........................................................  $ 74   $128
10 Years..........................................................  $162   $226

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


THE STELLAR FUND--A SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                          YEAR ENDED NOVEMBER 30,
                          ----------------------------------------------------------------
                           1997     1996     1995     1994      1993       1992    1991(A)
------------------------  -------  -------  -------  -------   -------    -------  -------
NET ASSET VALUE,
BEGINNING OF PERIOD       $13.59   $12.17   $10.90   $11.34    $10.52     $ 9.80   $10.00
------------------------
INCOME FROM INVESTMENT
OPERATIONS
------------------------
 Net investment income      0.36     0.34     0.34     0.29      0.24       0.29     0.05
------------------------
 Net realized and
 unrealized gain (loss)
 on investments             1.18     1.62     1.33    (0.41)     0.99       0.74    (0.25)
------------------------  ------   ------   ------   ------    ------     ------   ------
 Total from investment
 operations                 1.54     1.96     1.67    (0.12)     1.23       1.03    (0.20)
------------------------  ------   ------   ------   ------    ------     ------   ------
LESS DISTRIBUTIONS
------------------------
 Distributions from net
 investment income         (0.36)   (0.34)   (0.35)   (0.24)    (0.28)     (0.31)      --
------------------------
 Distributions in excess
 of net investment
 income                       --       --       --       --     (0.03)**      --       --
------------------------
 Distributions from net
 realized gain on
 investments               (0.50)   (0.20)   (0.05)   (0.08)    (0.10)        --       --
------------------------  ------   ------   ------   ------    ------     ------   ------
 Total distributions       (0.86)   (0.54)   (0.40)   (0.32)    (0.41)     (0.31)      --
------------------------  ------   ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF
 PERIOD                   $14.27   $13.59   $12.17   $10.90    $11.34     $10.52   $ 9.80
------------------------  ------   ------   ------   ------    ------     ------   ------
TOTAL RETURN (B)           11.94%   16.64%   15.67%   (1.22%)   11.99%     10.68%   (2.00%)
------------------------
RATIOS TO AVERAGE NET
 ASSETS
------------------------
 Expenses                   1.56%    1.66%    1.65%    1.55%     1.45%      1.53%    1.44%*
------------------------
 Net investment income      2.63%    2.76%    2.98%    2.32%     1.87%      3.03%    5.32%*
------------------------
 Expense
 waiver/reimbursement
 (c)                          --       --       --     0.12%     0.25%      0.33%    0.29%*
------------------------
SUPPLEMENTAL DATA
------------------------
 Net assets, end of
 period (000 omitted)     $50,398  $50,094  $48,902  $50,648   $73,197    $35,544  $13,942
------------------------
 Average commission rate
 paid (d)                 $0.1046  $0.0671       --       --        --         --       --
------------------------
 Portfolio turnover            64%      65%     104%      79%       87%        98%      18%
------------------------

* Computed on an annualized basis.

** Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes for the year ended November 30, 1993.

(a) Reflects operations for the period from October 18, 1991 (date of initial public investment) to November 30, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.






THE STELLAR FUND--Y SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                                YEAR ENDED NOVEMBER 30,
                                            ----------------------------------
                                             1997     1996     1995    1994(A)
 -----------------------------------------  -------  -------  -------  -------
 NET ASSET VALUE, BEGINNING OF PERIOD        $13.59   $12.17   $10.90   $11.34
 -----------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 -----------------------------------------
  Net investment income                        0.40     0.37     0.38     0.21
 -----------------------------------------
  Net realized and unrealized gain (loss)
  on investments                               1.18     1.62     1.32    (0.48)
 -----------------------------------------   ------   ------   ------  -------
  Total from investment operations             1.58     1.99     1.70    (0.27)
 -----------------------------------------   ------   ------   ------  -------
 LESS DISTRIBUTIONS
 -----------------------------------------
  Distributions from net investment income    (0.40)   (0.37)   (0.38)   (0.17)
 -----------------------------------------
  Distributions from net realized gain on
  investments                                 (0.50)   (0.20)   (0.05)      --
 -----------------------------------------  -------  -------  -------   ------
  Total distributions                         (0.90)   (0.57)   (0.43)   (0.17)
 -----------------------------------------   ------   ------   ------  -------
 NET ASSET VALUE, END OF PERIOD              $14.27   $13.59   $12.17   $10.90
 -----------------------------------------   ------   ------   ------   ------
 TOTAL RETURN (B)                             12.22%   16.94%   15.97%   (1.81%)
 -----------------------------------------
 RATIOS TO AVERAGE NET ASSETS
 -----------------------------------------
  Expenses                                     1.31%    1.39%    1.40%    1.43%*
 -----------------------------------------
  Net investment income                        2.89%    2.85%    3.23%    3.57%*
 -----------------------------------------
 SUPPLEMENTAL DATA
 -----------------------------------------
  Net assets, end of period (000 omitted)   $63,742  $67,047  $64,754  $60,822
 -----------------------------------------
  Average commission rate paid (c)          $0.1046  $0.0671       --       --
 -----------------------------------------
  Portfolio turnover                             64%      65%     104%      79%
 -----------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from April 11, 1994 (date of initial public investment) to November 30, 1994. For the period from April 5, 1994 (start of business) to April 10, 1994, all income was distributed to the administrator.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.



THE STELLAR FUND
INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to maximize total return, a combination of dividend income and capital appreciation. The investment objective of the Fund cannot be changed without the approval of holders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in the following securities categories: domestic equity securities; domestic fixed income securities (including structured fixed income securities); international securities (equity and fixed income); real estate securities; and precious metal securities and/or short-term securities. As a non-fundamental policy, the Fund will attempt to minimize overall portfolio risk by limiting investments in any one securities category (as defined in this prospectus) to not more than 25% of net assets. The Fund's investment adviser also believes that by spreading the investment portfolio across multiple securities categories, the Fund can reduce the impact of drastic market movements affecting any one securities type. The Fund's investment adviser further attempts to reduce risk within each securities category through careful investment analysis including, but not limited to, the following: the employment of disciplined value measures (such as price/earnings ratios); use of ratings assigned by nationally recognized statistical rating organizations ("NRSROs") (where applicable); credit research; review of issuer's historical performance; examination of issuer's dividend growth record; and
consideration of market trends.          The Fund pursues its investment
objective by investing approximately 20% of its assets, in roughly equal weightings, in each of the following securities categories: domestic equity securities, domestic fixed income securities (including structured fixed income securities), international securities, and real estate investment trusts ("REITs"). The remaining 20% of its assets will be invested in short-term securities and/or precious metal securities. Positions in these categories of securities may vary from as high as 25% of its assets to as low as 15% of its
assets depending on market factors.          ACCEPTABLE INVESTMENTS
Consistent with the above, the Fund expects to invest primarily in domestic equity securities, domestic fixed income securities, international securities, real estate securities, precious metal securities, and money market securities. Each category allocation will be made based on the definitions described below.
         DOMESTIC EQUITY SECURITIES. The equity portion of the Fund will consist of U.S. common and preferred stocks. The stocks chosen will, in the opinion of the Fund's investment adviser, be undervalued relative to stocks contained in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). REITs and precious metal securities of domestic issuers will not be considered domestic equity securities for purposes of the asset allocation policy described above.
        DOMESTIC FIXED INCOME SECURITIES. The fixed income portion of the Fund will include domestic corporate debt obligations, obligations of the United States, and notes, bonds, and discount notes of U.S. government agencies or instrumentalities. Bonds are selected based on the outlook for interest rates and their yield in relation to other bonds of similar quality and maturity. The Fund will only invest in bonds, including convertible bonds, which are rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P"), or Fitch IBCA, Inc. ("Fitch"), or which, if unrated, are deemed to be of comparable quality by the investment adviser. The fixed income portion of the Fund will also include mortgage-backed securities, adjustable rate mortgage securities ("ARMS"), collateralized mortgage obligations ("CMOs"), and asset-backed securities.

INTERNATIONAL SECURITIES. The international portion of the Fund will include equity securities of non-U.S. companies and corporate and government fixed income securities denominated in currencies other than U.S. dollars. The international equity securities in which the Fund invests include international stocks traded domestically or abroad through various stock exchanges, American Depositary Receipts, or International Depositary Receipts ("ADRs" and "IDRs," respectively). The international fixed income securities will include ADRs, IDRs, and government securities of other nations and will be rated investment-grade (i.e., Baa or better by Moody's or BBB or better by S&P) or deemed by the investment adviser to be of an equivalent quality. The Fund may also invest in shares of open-end and closed- end management investment companies which invest primarily in international equity securities described above.

REAL ESTATE SECURITIES. The real estate portion of the Fund will include equity securities, including convertible debt securities, of real estate related companies, and real estate investment trusts. All real estate securities will be publicly traded, primarily on an exchange. Real estate securities are not considered domestic equity securities for purposes of the Fund's asset allocation limitation.

PRECIOUS METAL SECURITIES. The precious metal securities in which the Fund invests include domestic and international equity securities of companies that explore for, extract, process, or deal in precious metals, such as gold, silver, palladium, and platinum. The Fund may also invest up to 5% of its net assets in domestic and international asset-based securities, including debt securities, preferred stock, or convertible securities for which the principal amount, redemption terms, or conversion terms are related to the market price of some precious metals, such as gold bullion. The Fund may purchase only asset-based securities that are rated Baa or better by Moody's or BBB or better by S&P, or, if unrated, are of equal quality in the determination of the investment adviser. Precious metal securities of foreign issuers will not be aggregated with other international securities for purposes of calculating the Fund's investment in international securities under the allocation policy described above.
SHORT-TERM SECURITIES. The Fund may invest in U.S. and foreign short-term money market securities, including:

  . mortgage-backed securities, ARMS, CMOs, and asset-backed securities;

  . commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch, and Europaper (dollar-denominated commercial paper issued outside the United States) rated A-1, Prime-1. In the case where commercial paper or Europaper has received different ratings from different rating services, such commercial paper or Europaper is acceptable so long as at least one rating is in the highest rating category of the NRSROs described above;

  . instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). These instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");
  . obligations of the U.S. government or its agencies or instrumentalities;

  . domestic corporate debt obligations rated Baa or higher by Moody's or BBB or higher by S&P or Fitch;

  . money market mutual funds;

  . repurchase agreements; and

  . short-term instruments which are not rated but are determined by the investment adviser to be of comparable quality to the securities in which the Fund may invest.

U.S. GOVERNMENT OBLIGATIONS. The types of government securities in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

  . the full faith and credit of the U.S. Treasury;

  . the issuer's right to borrow from the U.S. Treasury;

  . the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

  . the credit of the agency or instrumentality issuing the obligations.


  Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

  . Federal Home Loan Banks;

  . Federal Home Loan Mortgage Corporation ("FHLMC");

  . Federal Farm Credit Banks;

  . Student Loan Marketing Association; and

  . Federal National Mortgage Association ("FNMA").


CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

ZERO COUPON SECURITIES. The Fund may invest in zero coupon bonds and zero coupon convertible securities. The Fund may invest in zero coupon bonds in order to receive the rate of return through the appreciation of the bond. This application is extremely attractive in a falling rate environment as the price of the bond rises rapidly in value as opposed to regular coupon bonds. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity.

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity.

Generally, the price of zero coupon securities are more sensitive to fluctuations in interest than are conventional bonds and convertible securities. In addition, federal tax law requires the holder of a zero coupon security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to avoid liability of federal income taxes, the Fund will be required to distribute income accrued from zero coupon securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), FNMA, and the FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

ARMS. The Fund may invest in ARMS. ARMS are actively traded, mortgage-backed securities representing interests in adjustable rather than fixed interest rate mortgages. The Fund invests in ARMS issued by GNMA, FNMA, and FHLMC. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.

Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

CMOS. The Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA, or FHLMC certificates, but may be collateralized by whole loans
or private mortgage-backed securities.     The Fund will invest only in CMOs
which are rated AAA by an NRSRO and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) privately issued securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the
U.S. government.          ASSET-BACKED SECURITIES. The Fund may invest in
asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities rated AAA by an NRSRO including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.


INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

OPTIONS TRANSACTIONS. The Fund may engage in options transactions. The Fund may purchase and sell options both to increase total return and to hedge against the effect of changes in the value of portfolio securities.

The Fund may write (i.e., sell) covered call options and covered put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

All options written by the Fund must be "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or in the case of call options on U.S. Treasury bills, substantially similar securities) or have the right to obtain such securities without payment of further consideration (or have segregated cash in the amount of any additional consideration).

The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option. In the case of the Fund, the aggregate value of the obligations underlying the puts will not exceed 50% of the Fund's net assets.

The principal reason for writing call or put options is to manage price volatility (or risk). In addition, the Fund will attempt to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. The Fund will write put options only on securities which the Fund wishes to have in its portfolio and where the Fund has determined, as an investment consideration, that it is willing to pay the exercise price of the option.

The Fund may purchase put options and call options. Such investments in put and call options may not exceed 5% of the Fund's assets, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the Fund may invest. The Fund may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Put options may also be purchased to protect against price movements in particular securities in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The Fund will purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Fund are qualified for offer and sale.

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Fund's investment adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market
values of the securities purchased may vary from the purchase prices.     The
Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. As a matter of fundamental investment policy which may not be changed without shareholder approval, the Fund may not invest more than 10% of the value of its net assets
in restricted securities.     Under criteria established by the Trustees,
certain restricted securities are considered to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to
such duplicate expenses.     INVESTMENT RISKS OF FOREIGN SECURITIES. Although
considered separate securities categories for purposes of the Fund's investment policies, the Fund's investment in money market securities issued by foreign banks and in international securities could result in up to 50% of the Fund's net assets being invested in securities of foreign issuers. In addition, the Fund's investment in precious metals securities of foreign issuers, when aggregated with the above, could result in greater than 50% of the Fund's net assets being invested in securities of foreign issuers. Investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations.

Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur currency conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

INVESTMENT RISKS OF FOREIGN COMPANIES. Other differences between investing in foreign and U.S. companies include:

  . less publicly available information about foreign companies;

  . the lack of uniform financial accounting standards applicable to foreign companies;

  . less readily available market quotations on foreign companies;

  . differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies, and banks;

  . generally lower foreign securities market volume;

  . the likelihood that foreign securities may be less liquid or more volatile;

  . generally higher foreign brokerage commissions;

  . possible difficulty in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems;

  . unreliable mail service between countries; and

  . political or financial changes which adversely affect investments in some countries.

INVESTMENT RISKS OF U.S. GOVERNMENT POLICIES REGARDING INVESTMENTS ABROAD. In the past, U.S. government policies have discouraged or restricted certain investments abroad. Although the Fund is unaware of any current restrictions which would materially adversely affect its ability to meet its investment objective and policies, investors are advised that these U.S. government policies could be reinstituted.

INVESTMENT RISKS OF FIXED INCOME SECURITIES. The Fund may invest in fixed income securities. The prices of fixed income securities fluctuate inversely in relation to the direction of interest rates. The prices of longer-term fixed income securities fluctuate more widely in response to market interest rate changes. Fixed income securities rated BBB by S&P or Fitch or Baa by Moody's have more speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher-rated fixed income securities. In the event that a fixed income security which had an eligible rating when purchased is downgraded below the eligible rating, the Fund's investment adviser will promptly re-assess whether continued holding of the security is consistent with the Fund's objective.

INVESTMENT RISKS OF REAL ESTATE INVESTMENT TRUSTS. The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

INVESTMENT RISKS OF PRECIOUS METAL SECURITIES AND PRECIOUS METALS. The prices of precious metal securities and precious metals have historically been subject to high volatility. The earnings and financial condition of precious metal companies may be adversely affected by volatile precious metal prices.

INVESTMENT LIMITATIONS

The Fund will not:

  . borrow money or pledge securities except, under certain circumstances, the Fund may borrow money up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

  . with respect to 75% of the value of total assets, invest more than 5% in securities of one issuer except cash and cash items, U.S. government securities, and repurchase agreements. Additionally, the Fund will not acquire more than 10% of the voting securities of any one issuer.

  . invest more than 5% of its assets in securities of issuers that have records of less than three years of continuous operations.

The above investment limitations cannot be changed without shareholder approval.


STAR RELATIVE VALUE FUND
SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

                                                           Y      A      B
                                                         SHARES SHARES SHARES
                                                         ------ ------ ------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)....................  None  4.50%   None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)....................  None   None   None
Contingent Deferred Sales Charge (as a percentage of
 original
 purchase price or redemption proceeds, as applicable)
 (1)....................................................  None   None  5.00%
Redemption Fee (as a percentage of amount redeemed, if
 applicable)............................................  None   None   None
Exchange Fee............................................  None   None   None

                           ANNUAL OPERATING EXPENSES
               (As a percentage of projected average net assets)
Management Fee.......................................... 0.75%  0.75%  0.75%
12b-1 Fee (2)...........................................  None  0.25%  0.25%
Other Expenses.......................................... 0.30%  0.30%  0.30%
 Shareholder Servicing Fee (3).................... 0.05%
  Total Fund Operating Expenses......................... 1.05%  1.30%  1.30%

(1) The contingent deferred sales charge is 5.00% in the first year, declining to 1.00% in the fifth year, and 0.00% thereafter. (See "Contingent Deferred Sales Charge").

(2) The Y shares are not subject to a 12b-1 Plan.
(3) Y Shares, A Shares, and B Shares can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Y Shares, A Shares, and B Shares plan to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

The Annual Fund Operating Expenses were 1.00% for Y Shares and 1.01% for A Shares for the period ended November 30, 1997. The Annual Fund Operating Expenses in the table above are based on expenses expected during the fiscal
year ending November 30, 1998.          The purpose of this table is to assist
an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Star Funds Information."
         LONG-TERM SHAREHOLDERS INVESTED IN THE A SHARES AND B SHARES MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS,
INC.          EXAMPLE          You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge.

                                                              Y      A      B
                                                            SHARES SHARES SHARES
                                                            ------ ------ ------
1 Year.....................................................  $ 11   $ 58   $ 65
3 Years....................................................  $ 33   $ 84   $ 75
5 Years....................................................  $ 58   $113   $ 83
10 Years...................................................  $128   $195   $157

You would pay the following expenses on the same investment, assuming no redemption.

                                                              Y      A      B
                                                            SHARES SHARES SHARES
                                                            ------ ------ ------
1 Year.....................................................  $ 11   $ 58   $ 13
3 Years....................................................  $ 33   $ 84   $ 41
5 Years....................................................  $ 58   $113   $ 71
10 Years...................................................  $128   $195   $157

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUND'S FISCAL YEAR ENDING NOVEMBER 30, 1998.



STAR RELATIVE VALUE FUND--A SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                          YEAR ENDED NOVEMBER 30,
                         --------------------------------------------------------------
                          1997      1996     1995    1994      1993     1992    1991(A)
-----------------------  -------  -------- -------- -------   -------  -------  -------
NET ASSET VALUE,
BEGINNING
OF PERIOD                $19.03    $15.02   $11.36  $11.80    $10.52   $ 9.43   $10.00
-----------------------
INCOME FROM INVESTMENT
OPERATIONS
-----------------------
 Net investment income     0.67      0.27     0.29    0.23      0.20     0.30     0.22
-----------------------
 Net realized and
 unrealized gain (loss)
 on investments            4.45      4.01     3.65   (0.40)     1.30     1.12    (0.66)
-----------------------  ------    ------   ------  ------    ------   ------   ------
 Total from investment
 operations                5.12      4.28     3.94   (0.17)     1.50     1.42    (0.44)
-----------------------  ------    ------   ------  ------    ------   ------   ------
LESS DISTRIBUTIONS
-----------------------
 Distributions from net
 investment income        (0.28)    (0.26)   (0.28)  (0.23)    (0.22)   (0.33)   (0.13)
-----------------------
 Distributions from net
 realized gain on
 investments              (0.39)    (0.01)      --   (0.04)       --       --       --
-----------------------  ------    ------   ------  ------    ------   ------   ------
 Total distributions      (0.67)    (0.27)   (0.28)  (0.27)    (0.22)   (0.33)   (0.13)
-----------------------  ------    ------   ------  ------    ------   ------   ------
NET ASSET VALUE, END OF
 PERIOD                  $23.48    $19.03   $15.02  $11.36    $11.80   $10.52   $ 9.43
-----------------------  ------    ------   ------  ------    ------   ------   ------
TOTAL RETURN (B)          27.69%    28.86%   35.10%  (1.54%)   14.47%   15.39%   (4.31%)
-----------------------
RATIOS TO AVERAGE NET
 ASSETS
-----------------------
 Expenses                  1.01%     1.04%    1.06%   1.15%     1.19%    0.47%    0.40%*
-----------------------
 Net investment income     1.40%     1.71%    2.17%   2.02%     1.79%    3.01%    4.75%*
-----------------------
 Expense
 waiver/reimbursement
 (c)                         --        --       --      --      0.31%    1.00%    0.93%*
-----------------------
SUPPLEMENTAL DATA
-----------------------
 Net assets, end of pe-
 riod
 (000 omitted)           $37,748  $215,843 $131,979 $74,094   $49,701  $38,154  $33,015
-----------------------
 Average commission
 rate paid (d)           $0.0918   $0.0905       --      --        --       --       --
-----------------------
 Portfolio turnover          18%       16%      24%     30%       59%      45%      38%
-----------------------

*Computed on an annualized basis.

(a) Reflects operations for the period from June 5, 1991 (date of initial public investment) to November 30, 1991. For the period from January 31, 1989 (start of business) to June 4, 1991, all income was distributed to the Administrator.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.



STAR RELATIVE VALUE FUND--Y SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for the period presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                                          YEAR ENDED
                                                         NOVEMBER 30,
                                                           1997(A)
-------------------------------------------------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $22.67
-------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------
 Net investment income                                        0.08
-------------------------------------------------------
 Net realized and unrealized gain (loss) on investments       0.81
-------------------------------------------------------     ------
 Total from investment operations                             0.89
-------------------------------------------------------     ------
LESS DISTRIBUTIONS
-------------------------------------------------------
 Distributions from net investment income                    (0.07)
-------------------------------------------------------     ------
 Total distributions                                         (0.07)
-------------------------------------------------------     ------
NET ASSET VALUE, END OF PERIOD                              $23.49
-------------------------------------------------------     ------
TOTAL RETURN (B)                                              3.93%
-------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------
 Expenses                                                     1.00%*
-------------------------------------------------------
 Net investment income                                        1.35%*
-------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------
 Net assets, end of period (000 omitted)                  $312,056
-------------------------------------------------------
 Average commission rate paid (c)                          $0.0918
-------------------------------------------------------
 Portfolio turnover                                             18%
-------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from August 18, 1997 (date of initial public offering) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.




STAR RELATIVE VALUE FUND
INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to obtain the highest total return, a combination of income and capital appreciation, as is consistent with reasonable risk. The investment objective of the Fund cannot be changed without the approval of holders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in equity securities. The equity securities ("stocks") in which the Fund may invest include, but are not limited to, stocks which, in the opinion of the Fund's investment adviser, represent characteristics consistent with low volatility, and above-average yields, and are undervalued relative to the stocks comprising the S&P 500. At least 70% of the Fund's portfolio will be invested in common stocks, unless it is in a defensive position. The Fund will also invest a portion of its assets in fixed income securities.

ACCEPTABLE INVESTMENTS

Consistent with the above, the Fund expects to invest primarily in common stocks and fixed income securities (i.e., notes and bonds) of companies selected by the Fund's investment adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. These securities will include:

  . common stocks of companies which ordinarily will be in the top 25% of their industries with regard to revenues (however, other factors, such as product position or market share, will be considered by the Fund's investment adviser and may outweigh revenues);

  . convertible securities;

  . domestic issues of corporate debt obligations (rated Aaa, Aa, or A by Moody's; AAA, AA, or A by S&P; or AAA, AA, or A by Fitch);

  . government securities which generally include direct obligations of the
    U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

     . the full faith and credit of the U.S. Treasury;

     . the issuer's right to borrow from the U.S. Treasury;

     . the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities;

     . the credit of the agency or instrumentality issuing the obligations;
       or

     . investments in ADRs of foreign companies traded on the New York
       Stock Exchange or in the over-the-counter market.

     Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

     . Federal Home Loan Banks;

     . FHLMC;

     . Farm Credit Banks;

     . Student Loan Marketing Association; and

     . FNMA.

  . notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, FNMA, GNMA, National Bank for Cooperatives, Banks for Cooperatives, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, The Student Loan Marketing Association, FHLMC, or National Credit Union Administration.


SECURITIES OF FOREIGN ISSUERS. The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.

TEMPORARY INVESTMENTS. In such proportions as, in the judgment of its investment adviser, prevailing market conditions warrant, the Fund may, for temporary defensive purposes, invest in:

  . short-term money market instruments;


  . securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities; and


  . repurchase agreements.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market
values of the securities purchased may vary from the purchase prices.     The
Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. As a matter of fundamental investment policy which may not be changed without shareholder approval, the Fund may not invest more than 10% of the value of its net assets
in restricted securities.     Under criteria established by the Trustees,
certain restricted securities are considered to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities including non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets. INVESTMENT RISKS OF FOREIGN SECURITIES. The Fund may invest in foreign securities. Investments in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations.

Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur currency conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

INVESTMENT RISKS OF FOREIGN COMPANIES. Other differences between investing in foreign and U.S. companies include:

  . less publicly available information about foreign companies;

  . the lack of uniform financial accounting standards applicable to foreign companies;

  . less readily available market quotations on foreign companies;

  . differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies, and banks;

  . generally lower foreign securities market volume;

  . the likelihood that foreign securities may be less liquid or more volatile;

  . generally higher foreign brokerage commissions;

  . possible difficulty in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems;

  . unreliable mail service between countries; and

  . political or financial changes which adversely affect investments in some countries.

INVESTMENT RISKS OF U.S. GOVERNMENT POLICIES REGARDING INVESTMENTS ABROAD. In the past, U.S. government policies have discouraged or restricted certain investments abroad. Although the Fund is unaware of any current restrictions which would materially adversely affect its ability to meet its investment objective and policies, investors are advised that these U.S. government policies could be reinstituted.

INVESTMENT RISKS OF FIXED INCOME SECURITIES. The Fund may invest in fixed income securities. The prices of fixed income securities fluctuate inversely in relation to the direction of interest rates. The prices of longer-term fixed income securities fluctuate more widely in response to market interest rate changes. Fixed income securities rated BBB by S&P or Fitch or Baa by Moody's have more speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher-rated fixed income securities. In the event that a fixed income security which had an eligible rating when purchased is downgraded below the eligible rating, the Fund's investment adviser will promptly re-assess whether continued holding of the security is consistent with the Fund's objective.

INVESTMENT LIMITATIONS

The Fund will not:

  . borrow money or pledge securities except, under certain circumstances, the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

  . with respect to 100% of the value of total assets, invest more than 5% in securities of one issuer except cash and cash items, U.S. government securities, and repurchase agreements.


  . invest more than 5% of its assets in securities of issuers that have records of less than three years of continuous operations.

  . purchase more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.



STAR MARKET CAPITALIZATION FUND

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)................................................................  None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...................................  None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)...................................  None
Redemption Fee (as a percentage of amount redeemed, if applicable).....  None
Exchange Fee...........................................................  None

                          ANNUAL OPERATING EXPENSES*
               (As a percentage of projected average net assets)
Management Fee......................................................... 0.30%
12b-1 Fee (1).......................................................... 0.00%
Other Expenses......................................................... 0.79%
 Shareholder Servicing Fee (2)................................... 0.05%
  Total Fund Operating Expenses........................................ 1.09%

(1) As of the date of this prospectus, the Fund is not paying or accruing 12b- 1 fees. The Fund can pay up to 0.25% of average daily net assets as a 12b- 1 fee to the distributor. StarTrust and investment agency clients of Star Bank or its affiliates will not be affected by the Plan because the Plan will not be activated unless and until a second "Y" class of shares of the Fund (which would not have a 12b-1 Plan) is created and StarTrust and investment agency clients' investments in the Fund are converted to such Y class.

(2) The Fund can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Fund plans to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

* Annual Fund Operating Expenses are estimated based on average expenses expected to be incurred during the fiscal year ended November 30, 1998. During the course of this period, expenses may be more or less than the average amount shown.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder in the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses,
see "Star Funds Information."          LONG-TERM SHAREHOLDERS MAY PAY MORE THAN
THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
EXAMPLE          You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales load. The Fund charges no redemption fees.


1 Year.................................................................. $11
3 Years................................................................. $35

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUND'S FISCAL YEAR ENDING NOVEMBER 30, 1998.




STAR MARKET CAPITALIZATION FUND

INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investment results that correspond to the aggregate price performance and dividend yield of publicly-traded common stocks, by directly or indirectly duplicating the composition of the Index. The investment objective cannot be changed without approval of shareholders. The Fund's ability to duplicate the Index will depend partly on the size and timing of cash flows into and out of the Fund. The Fund's performance is expected to closely mirror the performance of the Index. An investment in the Fund presents risks similar to those of investing in a portfolio comprised of the securities of the companies in the Index. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this
prospectus.          INVESTMENT POLICIES          The investment policies
described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these policies
become effective.          The Fund pursues its investment objective by
attempting to duplicate the total return of the Index, while minimizing transaction costs and other expenses. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95% or better; a figure of 1% to 1% would represent perfect correlation. The Fund will normally be invested (either directly or through the ownership of shares of the Standard & Poor's Depository Receipts(R) Trust ["SPDR(R) Trust"], as described below) in substantially all of the stocks that comprise the Index. Under normal circumstances, at least 80% of the value of the Fund's total assets will be invested, directly or indirectly through shares of the SPDR(R) Trust ("SPDR(s)"), in stocks represented in the Index. However, the Fund is not required to sell securities if the 80% investment level changes due to increases
or decreases in the market value of portfolio securities.          The Index
consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group ("S&P") designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value; that is, its market price per share times the number of shares outstanding. From time to time, S&P may add or delete stocks from the Index. Inclusion of a particular stock in the Index in no way implies an opinion by S&P as to its investment attractiveness, nor is S&P a sponsor or in any way affiliated with the Fund. The Fund utilizes the Index as the standard performance benchmark because it represents approximately 70% of the total market value of all common stocks. In addition, it is familiar to investors, and is recognized as a barometer of
common stock investment returns.          The Fund will be managed passively, in
that the traditional management functions of economic, financial, and market analysis will not be undertaken. Furthermore, a company's adverse financial circumstance will not trigger its elimination from the Fund's portfolio (whether shares of such company are held by the Fund directly or through the Fund's ownership of SPDRs), unless the company's stock is removed from the Index by
S&P.          Until total assets of the Fund reach $80 million, the Fund will not invest directly in the individual securities which comprise the Index, but will instead invest indirectly in the Index through its acquisition of SPDRs. SPDRs represent ownership in the SPDR(R) Trust, a unit investment trust which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the Index, and whose shares trade on the American Stock
Exchange.          Once the Fund has reached $80 million in total assets, the
Fund will be managed by utilizing a statistical model that identifies which stocks should be purchased or sold in order to duplicate, as much as possible, the composition of the Index. The Fund will include a stock in its investment portfolio in the order of the stock's weighting in the Index, starting with the heaviest-weighted stock. Thus, the proportion of Fund assets invested in such stock is nearly identical to the percentage of the particular stock represented in the Index. On occasion, so as to respond to changes in the Index's composition, as well as corporate mergers, tender offers, and other circumstances, adjustments will be made in the Fund's portfolio. However, it is anticipated that these adjustments will occur infrequently, and the costs will be minimized. As a result, portfolio turnover is expected to be well below that encountered in other investment company portfolios. Therefore, when the Fund invests directly in Index securities, the accompanying costs, including accounting costs, brokerage fees, custodial expenses, and transfer taxes, are expected to be relatively low. While the cash flows into and out of the Fund will impact the Fund's portfolio turnover rate and the Fund's ability to replicate the Index's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances.
The Fund believes that indexing, as described above, constitutes a reasonable and effective method of replicating percentage changes in the Index. While the Fund will not duplicate the Index's performance precisely, it is anticipated that the Fund's performance will closely resemble the performance of the Index. Factors such as the size of the Fund's portfolio, the size and timing of cash flows into and out of the Fund, and changes in the securities markets and the Index itself, will account for the difference. In addition, to the extent the Fund is invested in SPDRs, which trade at a market value which represents a premium or discount to the net asset value of the SPDR, the Fund's performance
may deviate from the performance of the Index.          In order to manage cash
flows and minimize transaction costs, the Fund may enter into stock index futures contracts. The Fund may purchase futures contracts solely to maintain adequate liquidity to meet its redemption demands. This will allow the Fund to simultaneously maximize the level of the Fund assets which are tracking the performance of the Index. The Fund can sell futures contracts in order to close out a previously established position. The Fund will not enter into any stock
index futures contract for the purpose of speculation.          The Investment
Company Act of 1940 (the "1940 Act") currently provides that the Fund may not purchase the securities of an underlying investment company, if as a result, the Fund, together with any of its affiliates, would own more than 3% of the total outstanding securities of that underlying investment company. The investment adviser to the Fund does not believe that this requirement will restrict the Fund's ability to invest in SPDRs. By investing in the Fund, a shareholder bears not only the Fund's total operating expenses, but the operating expenses of the
SPDR(R) Trust as well. See "Expenses of the Funds."          ACCEPTABLE
INVESTMENTS          The Fund will initially invest primarily in SPDRs. Upon
reaching the requisite asset levels, the Fund will invest primarily in large capitalization (primarily domestic) corporate common stocks which are represented in the Index. In addition, the Fund may hold cash reserves which may
be invested in the following:          U.S. GOVERNMENT SECURITIES. The Fund is
permitted to invest in U.S. government securities which are either issued or are guaranteed by the U.S. government, its agencies or instrumentalities. These securities include, but are not limited to:

  . direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and


  . notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Farm Credit System including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives, and the Student Loan Marketing Association.

REPURCHASE AGREEMENTS. The U.S. government securities and other securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

VARIABLE RATE U.S. GOVERNMENT SECURITIES. Some of the short-term U.S. government securities the Fund may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as a published interest rate or interest rate index.


CASH ITEMS. The Fund may also invest in cash items.

The Fund may also invest in commercial paper rated A-1 by S&P, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc.
    STOCK INDEX FUTURES AND OPTIONS. The Fund may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investments in
stocks.          There are several risks accompanying the utilization of futures contracts to effectively anticipate market transactions. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price
fluctuations.          In view of these considerations, the Fund will comply
with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. In this regard, the Fund will disclose to all prospective investors the limitations on its futures and options transactions, and will make clear that these transactions are entered into only for bona fide hedging purposes or other permissible purposes pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Also, the Fund intends to claim an exclusion from registration as a commodity pool operator under the regulations
promulgated by the CFTC.          INDEX PARTICIPATION CONTRACTS. In addition to
investing in stock index futures contracts, options and options on futures contracts, the Fund may also participate in the purchasing and selling of index participation contracts based on the Index. The Fund will utilize index participation contracts to aid in the management of cash flows into and out of the Fund and not for speculative purposes. These contracts provide the equivalent of a position in the stocks of the Index, where each stock is represented in the same proportion as it is represented in the Index. Unlike futures contracts, positions in these instruments may last indefinitely, with no expiration dates and will pay dividends implied by the underlying stocks in the Index. Generally, the value of an index participation contract will rise and fall as the value of the Index rises and falls. Index participation contracts have lower transaction costs than those associated with the purchase and sale of individual stocks. The Fund will invest in index participation contracts only if
there exists an active market for such contracts.          The value of these
contracts, together with the value of the Fund's investment in stock index futures contracts, options and options on futures contracts will not exceed 20% of the Fund's total assets. The Fund's use of these investments will be to maintain adequate liquidity to meet redemption requests, while simultaneously maximizing the level of Fund assets which are tracking the performance of the
Index.          LENDING OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities on a short-term basis or long-term basis, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks or other institutions which the managers have determined are creditworthy under guidelines established by the Trustees. The Fund will receive collateral
in the form of cash or         U.S. government securities equal to at least 100%
of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the
securities may be delayed pending court action.          WHEN-ISSUED AND DELAYED
DELIVERY TRANSACTIONS. The Fund may purchase short-term U.S. government securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the
securities on the settlement date.          The Fund may dispose of a commitment
prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.
INVESTMENT LIMITATIONS          The Fund will not:

  . borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for at least a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material
change in this policy becomes effective.          The Fund will not:

  . invest more than 15% of its net assets in securities that are illiquid.

ADDITIONAL CONSIDERATIONS OF INVESTING IN SPDRS

As set forth above, until total assets of the Fund reach $80 million, the Fund will not invest directly in the individual securities which comprise the Index, but instead will invest indirectly in the Index through its acquisition of
SPDRs.          Investing through the Fund in SPDRs involves certain additional expenses and certain tax results which would not be present in a direct investment in individual securities. See "Expenses of the Fund" and "Federal Tax
Information."          The 1940 Act provides that the Fund and its affiliates
may purchase only up to 3% of the total outstanding securities of any underlying investment company. For this purpose, shares of underlying investment companies held by private discretionary investment advisory accounts managed by the Fund's adviser will be aggregated with those held by the Fund. The investment adviser to the Fund does not believe that this requirement will restrict the ability of
the Fund to invest in SPDRs.          The 1940 Act also provides that, when the
Fund invests in shares of an underlying investment company, the underlying investment company will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, if the Fund owns more than 1% of SPDR(R) Trust's outstanding securities, the portion of the investment exceeding 1% may be considered illiquid and, when added together with other such illiquid securities, may not exceed 15% of the Fund's net assets.


STAR GROWTH EQUITY FUND
SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

                                                                  Y      B
                                                                SHARES SHARES
                                                                ------ ------
Maximum Sales Charge Imposed on Purchases (as a percentage of
 offering price)...............................................  None   None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...........................  None   None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable) (1).....  None  5.00%
Redemption Fee (as a percentage of amount redeemed, if
 applicable)...................................................  None   None
Exchange Fee...................................................  None   None

                           ANNUAL OPERATING EXPENSES
               (As a percentage of projected average net assets)
Management Fee................................................. 0.75%  0.75%
12b-1 Fee (2)..................................................  None  0.25%
Other Expenses................................................. 0.31%  0.31%
 Shareholder Servicing Fee (3)........................... 0.05%
  Total Fund Operating Expenses................................ 1.06%  1.31%

(1) The contingent deferred sales charge is 5.00% in the first year, declining to 1.00% in the fifth year, and 0.00% thereafter. (See "Contingent Deferred Sales Charge.")

(2) The Y Shares are not subject to a 12b-1 Plan.
(3) Y Shares and B Shares can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Y Shares and B Shares plan to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

The Annual Fund Operating Expenses were 1.06% for Y Shares and 1.09% for B Shares for the period ended November 30, 1997. The Annual Fund Operating Expenses in the table above are based on expenses expected during the fiscal
year ending November 30, 1998.          The purpose of this table is to assist
an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Star Funds Information."
         LONG-TERM SHAREHOLDERS INVESTED IN THE B SHARES MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE
RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.          EXAMPLE
         You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return; (2) redemption at the end of each time period; and (3)
payment of the maximum sales charge.
                                                                     Y      B
                                                                   SHARES SHARES
                                                                   ------ ------
1 Year............................................................  $ 11   $ 65
3 Years...........................................................  $ 34   $ 75
5 Years...........................................................  $ 58   $ 84
10 Years..........................................................  $129   $158

You would pay the following expenses on the same investment, assuming no redemption.

                                                                     Y      B
                                                                   SHARES SHARES
                                                                   ------ ------
1 Year............................................................  $ 11   $ 13
3 Years...........................................................  $ 34   $ 42
5 Years...........................................................  $ 58   $ 72
10 Years..........................................................  $129   $158

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUND'S FISCAL YEAR ENDING NOVEMBER 30, 1998.



STAR GROWTH EQUITY FUND--B SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                                  YEAR ENDED NOVEMBER 30,
                                                  -------------------------
                                                   1997     1996    1995(A)
 -----------------------------------------------  -------  -------  -------
 NET ASSET VALUE, BEGINNING OF PERIOD              $15.17   $12.70   $10.00
 -----------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 -----------------------------------------------
  Net investment income                              0.19     0.17     0.24
 -----------------------------------------------
  Net realized and unrealized gain (loss) on in-
  vestments                                          2.97     3.12     2.67
 -----------------------------------------------  -------  -------  -------
  Total from investment operations                   3.16     3.29     2.91
 -----------------------------------------------  -------  -------  -------
 LESS DISTRIBUTIONS
 -----------------------------------------------
  Distributions from net investment income          (0.14)   (0.16)   (0.21)
 -----------------------------------------------
  Distributions from net realized gain on
  investments                                       (1.02)   (0.66)      --
 -----------------------------------------------  -------  -------  -------
  Total distributions                               (1.16)   (0.82)   (0.21)
 -----------------------------------------------  -------  -------  -------
 NET ASSET VALUE, END OF PERIOD                    $17.17   $15.17   $12.70
 -----------------------------------------------  -------  -------  -------
 TOTAL RETURN (B)                                   22.65%   27.34%   29.44%
 -----------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
 -----------------------------------------------
  Expenses                                           1.09%    1.19%    1.17%*
 -----------------------------------------------
  Net investment income                              0.86%    1.31%    2.00%*
 -----------------------------------------------
  Expense waiver/reimbursement (c)                     --       --     0.03%*
 -----------------------------------------------
 SUPPLEMENTAL DATA
 -----------------------------------------------
  Net assets, end of period (000 omitted)         $45,025  $85,311  $48,699
 -----------------------------------------------
  Average commission rate paid (d)                $0.1035  $0.0007       --
 -----------------------------------------------
  Portfolio turnover                                   60%      96%     171%
 -----------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.




STAR GROWTH EQUITY FUND--Y SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for the period presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                                         PERIOD ENDED
                                                         NOVEMBER 30,
                                                           1997(A)
-------------------------------------------------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $16.46
-------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------
 Net investment income                                         0.03
-------------------------------------------------------
 Net realized and unrealized gain (loss) on investments        0.73
-------------------------------------------------------    --------
 Total from investment operations                              0.76
-------------------------------------------------------    --------
LESS DISTRIBUTIONS
-------------------------------------------------------
 Distributions from net investment income                     (0.04)
-------------------------------------------------------    --------
NET ASSET VALUE, END OF PERIOD                               $17.18
-------------------------------------------------------    --------
TOTAL RETURN (B)                                               4.59%
-------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------
 Expenses                                                      1.06%*
-------------------------------------------------------
 Net investment income                                         0.68%*
-------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------
 Net assets, end of period (000 omitted)                   $109,087
-------------------------------------------------------
 Average commission rate paid (c)                           $0.1035
-------------------------------------------------------
 Portfolio turnover                                              60%
-------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from August 18, 1997 (date of initial public offering) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.



STAR GROWTH EQUITY FUND
INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to maximize capital appreciation. The investment objective of the Fund cannot be changed without the approval of holders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing at least 65% of the value of its total assets in growth-oriented equity securities. The Fund defines growth-oriented equity securities as securities of U.S. companies with market capitalizations of $1.5 billion or greater that are projected by the Fund's investment adviser, based upon traditional research techniques, to show earnings growth potential superior to the S&P 500. The Fund may also invest in domestic debt securities, international securities, U.S. government securities, structured fixed income securities, and money market instruments. The Fund's investment adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The data considered by the quantitative model includes, but is not limited to, price/earnings ratios, historical and projected earnings growth rates, historical sales growth rates, historical return on equity, market capitalization, average daily trading volume, and credit rankings based on NRSROs (where applicable). The quantitative model is used in conjunction with the investment adviser's economic forecast and assessment of the risk and volatility of the company's industry.

ACCEPTABLE INVESTMENTS

The securities in which the Fund may invest may include the following:

DOMESTIC EQUITY SECURITIES. The domestic equity securities in the Fund will usually consist of U.S. common and preferred stocks of companies with market capitalizations of $1.5 billion or greater and which are listed on the New York or American Stock Exchanges or traded in the over-the-counter market and warrants of such companies.

REAL ESTATE INVESTMENT TRUSTS. This category will include equity or mortgage real estate investment trusts integrated to capture income. A real estate investment trust is a managed portfolio of real estate investments. Real estate of domestic issuers will not be considered domestic equity securities for purposes of the asset allocation policy described above. Real estate investment trust holdings will be diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location. An equity real estate investment trust holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage real estate investment trust specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

DOMESTIC DEBT SECURITIES. The Fund may also invest in notes, zero coupon bonds, and convertible securities of the U.S. companies described above, all of which are rated investment grade, i.e., Baa or better by Moody's, or BBB or better by S&P or Fitch (or, if unrated, are deemed to be of comparable quality by the Fund's investment adviser). The Fund may also invest in securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities. The types of government securities in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

  . the full faith and credit of the U.S. Treasury;

  . the issuer's right to borrow from the U.S. Treasury;

  . the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

  . the credit of the agency or instrumentality issuing the obligations.

  Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

  . Federal Home Loan Banks;

  . FHLMC;

  . Farm Credit Banks;

  . Student Loan Marketing Association; and

  . FNMA.

STRUCTURED FIXED INCOME SECURITIES. The Fund many invest in mortgage-backed securities, ARMS, CMOs, and asset-backed securities.

INTERNATIONAL SECURITIES. The Fund may invest in international securities (including investment companies which invest primarily in international securities). The international portion of the Fund will include equity securities of non-U.S. companies and corporate and government fixed income securities denominated in currencies other than U.S. dollars. The international equity securities in which the Fund invests include international stocks traded domestically or abroad through various stock exchanges, ADRs or IDRs. The international fixed income securities will include ADRs, IDRs, and government securities of other nations and will be rated investment-grade (i.e., Baa or better by Moody's or BBB or better by S&P) or deemed by the investment adviser to be of an equivalent quality. The Fund will not invest more than 10% of its assets in international securities.

MONEY MARKET INSTRUMENTS. For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Fund may invest in U.S. and foreign short-term money market instruments including:

  . commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch, and Europaper (dollar-denominated commercial paper issued outside the United States) rated A-1, A-2, Prime-1, or Prime-2. In the case where commercial paper or Europaper has received different ratings from different rating services, such commercial paper or Europaper is an acceptable temporary investment so long as at least one rating is in the two highest rating categories of the NRSROs described above;

  . instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by BIF or the SAIF. These instruments may include ECDs, Yankee CDs, and ETDs;

  . obligations of the U.S. government or its agencies or instrumentalities;

  . repurchase agreements; and

  . other short-term instruments which are not rated but are determined by the investment adviser to be of comparable quality to the other temporary obligations in which the Fund may invest.


CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

ZERO COUPON SECURITIES. The Fund may invest in zero coupon bonds and zero coupon convertible securities. The Fund may invest in zero coupon bonds in order to receive the rate of return through the appreciation of the bond. This application is extremely attractive in a falling rate environment as the price of the bond rises rapidly in value as opposed to regular coupon bonds. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity.

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity.

Generally, the price of zero coupon securities are more sensitive to fluctuations in interest than are conventional bonds and convertible securities. In addition, federal tax law requires the holder of a zero coupon security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to avoid liability of federal income taxes, the Fund will be required to distribute income accrued from zero coupon securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the GNMA, the FNMA, and the FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

ARMS. The Fund may invest in ARMS. ARMS are actively traded, mortgage-backed securities representing interests in adjustable rather than fixed interest rate mortgages. The Fund invests in ARMS issued by GNMA, FNMA, and FHLMC. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S.
government securities.

Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

CMOS. The Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA, or FHLMC certificates, but may be collateralized by whole loans
or private mortgage-backed securities.     The Fund will invest only in CMOs
which are rated AAA by a NRSRO and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) privately issued securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the
U.S. government.          ASSET-BACKED SECURITIES. The Fund may invest in
asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities rated AAA by an NRSRO including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.


INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

OPTIONS TRANSACTIONS. The Fund may engage in options transactions. The Fund may purchase and sell options both to increase total return and to hedge against the effect of changes in the value of portfolio securities.

The Fund may write (i.e., sell) covered call options and covered put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

All options written by the Fund must be "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or in the case of call options on U.S. Treasury bills, substantially similar securities) or have the right to obtain such securities without payment of further consideration (or have segregated cash in the amount of any additional consideration).

The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

The principal reason for writing call or put options is to manage price volatility (or risk). In addition, the Fund will attempt to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. The Fund will write put options only on securities which the Fund wishes to have in its portfolio and where the Fund has determined, as an investment consideration, that it is willing to pay the exercise price of the option.

The Fund may purchase put options and call options. Such investments in put and call options may not exceed 5% of the Fund's assets, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the Fund may invest. The Fund may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Put options may also be purchased to protect against price movements in particular securities in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The Fund will purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Fund are qualified for offer and sale.

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Fund's investment adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to hedge against the effect of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index future contract is an agreement to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may also write put options and purchase call options on futures contracts as hedges against rising purchase prices of portfolio securities. The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transactions. When the Fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised. As a purchaser of a call option on a futures contract, the Fund is entitled (but not obligated) to purchase a futures contract at a fixed price at any time during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

INVESTMENT RISKS OF FUTURES AND OPTIONS ON FUTURES. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this
secondary market.     REPURCHASE AGREEMENTS. The securities in which the Fund
invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.
     LENDING OF PORTFOLIO SECURITIES. Pursuant to a fundamental policy, in order to generate additional income the Fund may lend portfolio securities up to one-third of the value of its total assets, on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities.

The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and where the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market
values of the securities purchased may vary from the purchase prices.     The
Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws.

Under criteria established by the Trustees, certain restricted securities are considered to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to duplicate expenses.

INVESTMENT RISKS OF FOREIGN SECURITIES. The Fund may invest in foreign securities. Investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations.

Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur currency conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

INVESTMENT RISKS OF FOREIGN COMPANIES. Other differences between investing in foreign and U.S. companies include:

  . less publicly available information about foreign companies;

  . the lack of uniform financial accounting standards applicable to foreign companies;

  . less readily available market quotations on foreign companies;

  . differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies, and banks;

  . generally lower foreign securities market volume;

  . the likelihood that foreign securities may be less liquid or more volatile;

  . generally higher foreign brokerage commissions;

  . possible difficulty in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems;

  . unreliable mail service between countries; and

  . political or financial changes which adversely affect investments in some countries.

INVESTMENT RISKS OF U.S. GOVERNMENT POLICIES REGARDING INVESTMENTS ABROAD. In the past, U.S. government policies have discouraged or restricted certain investments abroad. Although the Fund is unaware of any current restrictions which would materially adversely affect its ability to meet its investment objective and policies, investors are advised that these U.S. government policies could be reinstituted.

INVESTMENT RISKS OF FIXED INCOME SECURITIES. The Fund may invest in fixed income securities. The prices of fixed income securities fluctuate inversely in relation to the direction of interest rates. The prices of longer-term fixed income securities fluctuate more widely in response to market interest rate changes. Fixed income securities rated BBB by S&P or Fitch or Baa by Moody's have more speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher-rated fixed income securities. In the event that a fixed income security which had an eligible rating when purchased is downgraded below the eligible rating, the Fund's investment adviser will promptly re-assess whether continued holding of the security is consistent with the Fund's objective.

INVESTMENT RISKS OF REAL ESTATE INVESTMENT TRUSTS. The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

INVESTMENT LIMITATIONS

The Fund will not:

  . borrow money or pledge securities except, under certain circumstances, the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

  . with respect to 75% of the value of total assets, invest more than 5% in securities of one issuer except cash and cash items, U.S. government securities, and repurchase agreements.

The above investment limitations cannot be changed without shareholder approval.


STAR CAPITAL APPRECIATION FUND
SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)................................................................ 4.50%
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...................................  None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)...................................  None
Redemption Fee (as a percentage of amount redeemed, if applicable).....  None
Exchange Fee...........................................................  None

                           ANNUAL OPERATING EXPENSES
                    (As a percentage of average net assets)
Management Fee......................................................... 0.95%
12b-1 Fee (1).......................................................... 0.00%
Other Expenses......................................................... 0.34%
 Shareholder Servicing Fee (2)................................... 0.05%
  Total Fund Operating Expenses........................................ 1.29%

(1) As of the date of this prospectus, the Fund is not paying or accruing 12b- 1 fees. The Fund can pay up to 0.25% of average daily net assets as a 12b- 1 fee to the distributor. StarTrust and investment agency clients of Star Bank or its affiliates will not be affected by the Plan because the Plan will not be activated unless and until a second "Y" class of shares of the Fund (which would not have a 12b-1 Plan) is created and StarTrust and investment agency clients' investments in the Fund are converted to such Y class.

(2) The Fund can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Fund plans to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses,
see "Star Funds Information."          LONG-TERM SHAREHOLDERS MAY PAY MORE THAN
THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
EXAMPLE          You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge. The Fund charges no redemption fees.

1 Year..................................................................... $ 58
3 Years.................................................................... $ 84
5 Years.................................................................... $113
10 Years................................................................... $194

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



STAR CAPITAL APPRECIATION FUND--A SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                             YEAR ENDED NOVEMBER 30,
                                         -------------------------------------
                                          1997     1996      1995      1994(A)
 --------------------------------------  -------  -------   -------    -------
 NET ASSET VALUE, BEGINNING OF PERIOD     $12.55   $11.82    $10.15     $10.00
 --------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 --------------------------------------
  Net investment income                     0.02    (0.03)     0.03         --
 --------------------------------------
  Net realized and unrealized gain
  (loss) on investments                     1.77     1.05      1.72       0.15
 --------------------------------------  -------  -------   -------    -------
  Total from investment operations          1.79     1.02      1.75       0.15
 --------------------------------------  -------  -------   -------    -------
 LESS DISTRIBUTIONS
 --------------------------------------
  Distributions from net investment in-
  come                                        --       --     (0.04)        --
 --------------------------------------
  Distributions in excess of net in-
  vestment income                             --       --     (0.00)**      --
 --------------------------------------
  Distributions from net realized gain
  on investments                              --    (0.29)    (0.04)        --
 --------------------------------------  -------  -------   -------    -------
  Total distributions                         --    (0.29)    (0.08)        --
 --------------------------------------  -------  -------   -------    -------
 NET ASSET VALUE, END OF PERIOD           $14.34   $12.55    $11.82     $10.15
 --------------------------------------  -------  -------   -------    -------
 TOTAL RETURN (B)                          14.26%    8.95%    17.35%      1.50%
 --------------------------------------
 RATIOS TO AVERAGE NET ASSETS
 --------------------------------------
  Expenses                                  1.29%    1.32%     1.47%      1.58%*
 --------------------------------------
  Net investment income                     0.16%   (0.24)%    0.28%      0.08%*
 --------------------------------------
  Expense waiver/reimbursement (c)            --       --      0.01%      0.10%*
 --------------------------------------
 SUPPLEMENTAL DATA
 --------------------------------------
  Net assets, end of period (000 omit-
  ted)                                   $83,118  $79,163   $56,430    $30,013
 --------------------------------------
  Average commission rate paid (d)       $0.0967  $0.0703        --         --
 --------------------------------------
  Portfolio turnover                         262%     174%      144%        36%
 --------------------------------------

* Computed on an annualized basis.

** Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes for the year ended November 30, 1995.

(a) Reflects operations for the period from June 13, 1994 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.



STAR CAPITAL APPRECIATION FUND
INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment of the Fund is to maximize capital appreciation. The investment objective of the Fund cannot be changed without the approval of holders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing at least 65% of the value of its total assets in equity securities of U.S. companies. The Fund may also invest in domestic debt securities, international securities, U.S. government securities, and money market instruments. The Fund's investment adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. This quantitative model includes, but is not limited to, price/earnings ratios, historical and projected earnings growth rates, historical sales growth rates, historical return on equity, market capitalization, average daily trading volume, and credit rankings based on NRSROs (where applicable). The quantitative model is used in conjunction with the investment adviser's economic forecast and
assessment of the risk and volatility of the company's industry.     ACCEPTABLE
INVESTMENTS          The securities in which the Fund invests include the
following:          DOMESTIC EQUITY SECURITIES. The domestic equity securities of the Fund will usually consist of common and preferred stock and warrants of U.S. companies with between $200 million and $10 billion in equity and whose shares are listed on the New York or American Stock Exchanges or traded in the over-the-counter market.

DOMESTIC DEBT SECURITIES. The Fund may also invest in notes, zero coupon bonds, and convertible securities of the U.S. companies described above, all of which are rated investment grade, i.e., Baa or better by Moody's, or BBB or better by S&P or Fitch (or, if unrated, are deemed to be of comparable quality by the Fund's investment adviser). The Fund may also invest in securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

  . the full faith and credit of the U.S. Treasury;

  . the issuer's right to borrow from the U.S. Treasury;

  . the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

  . the credit of the agency or instrumentality issuing the obligations.

  Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

  . Federal Home Loan Banks;

  . FHLMC;

  . Farm Credit Banks;

  . Student Loan Marketing Association; and

  . FNMA.


INTERNATIONAL SECURITIES. The Fund may invest in international securities (including investment companies which invest primarily in international securities). The international portion of the Fund will include equity securities of non-U.S. companies and corporate and government fixed income securities denominated in currencies other than U.S. dollars. The international equity securities in which the Fund invests include international stocks traded domestically or abroad through various stock exchanges, ADRs or IDRs. The international fixed income securities will include ADRs, IDRs, and government securities of other nations and will be rated investment-grade (i.e., Baa or better by Moody's or BBB or better by S&P) or deemed by the investment adviser to be of an equivalent quality. The Fund will not invest more than 10% of its assets in international securities.


MONEY MARKET INSTRUMENTS. For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Fund may invest in U.S. and foreign short-term money market instruments including:

  . commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch, and Europaper (dollar-denominated commercial paper issued outside the United States) rated A-1, A-2, Prime-1, or Prime-2. In the case where commercial paper or Europaper has received different ratings from different rating services, such commercial paper or Europaper is an acceptable temporary investment so long as at least one rating is in the two highest rating categories of the NRSROs described above;

  . instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by BIF or the SAIF. These instruments may include ECDs, Yankee CDs, and ETDs;

  . obligations of the U.S. government or its agencies or instrumentalities;

  . repurchase agreements; and

  . other short-term instruments which are not rated but are determined by the investment adviser to be of comparable quality to the other temporary obligations in which the Fund may invest.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

OPTIONS TRANSACTIONS. The Fund may engage in options transactions. The Fund may purchase and sell options both to increase total return and to hedge against the effect of changes in the value of portfolio securities.

The Fund may write (i.e., sell) covered call options and covered put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

All options written by the Fund must be "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or in the case of call options on U.S. Treasury bills, substantially similar securities) or have the right to obtain such securities without payment of further consideration (or have segregated cash in the amount of any additional consideration).

The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

The principal reason for writing call or put options is to manage price volatility (or risk). In addition, the Fund will attempt to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. The Fund will write put options only on securities which the Fund wishes to have in its portfolio and where the Fund has determined, as an investment consideration, that it is willing to pay the exercise price of the option.

The Fund may purchase put options and call options. Such investments in put and call options may not exceed 5% of the Fund's assets, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the Fund may invest. The Fund may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Put options may also be purchased to protect against price movements in particular securities in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The Fund will purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Fund are qualified for offer and sale.

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Fund's investment adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to hedge against the effect of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index future contract is an agreement to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may also write put options and purchase call options on futures contracts as hedges against rising purchase prices of portfolio securities. The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transactions. When the Fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised. As a purchaser of a call option on a futures contract, the Fund is entitled (but not obligated) to purchase a futures contract at a fixed price at any time during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

INVESTMENT RISKS OF FUTURES AND OPTIONS ON FUTURES. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

LENDING OF PORTFOLIO SECURITIES. Pursuant to a fundamental policy, in order to generate additional income, the Fund may lend portfolio securities up to one-third of the value of its total assets, on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities.

The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and where the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market
values of the securities purchased may vary from the purchase prices.     The
Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws.

Under criteria established by the Trustees, certain restricted securities are considered to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to duplicate expenses.

In addition, the Fund may purchase shares of closed-end investment companies which invest in securities which approximate the composition of a stock index.

INVESTMENT RISKS OF FOREIGN SECURITIES. The Fund may invest in foreign securities. Investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations.

Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur currency conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

INVESTMENT RISKS OF FOREIGN COMPANIES. Other differences between investing in foreign and U.S. companies include:

  . less publicly available information about foreign companies;

  . the lack of uniform financial accounting standards applicable to foreign companies;

  . less readily available market quotations on foreign companies;

  . differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies, and banks;

  . generally lower foreign securities market volume;

  . the likelihood that foreign securities may be less liquid or more volatile;

  . generally higher foreign brokerage commissions;

  . possible difficulty in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems;

  . unreliable mail service between countries; and

  . political or financial changes which adversely affect investments in some countries.

INVESTMENT RISKS OF U.S. GOVERNMENT POLICIES REGARDING INVESTMENTS ABROAD. In the past, U.S. government policies have discouraged or restricted certain investments abroad. Although the Fund is unaware of any current restrictions which would materially adversely affect its ability to meet its investment objective and policies, investors are advised that these U.S. government policies could be reinstituted.

INVESTMENT RISKS OF FIXED INCOME SECURITIES. The Fund may invest in fixed income securities. The prices of fixed income securities fluctuate inversely in relation to the direction of interest rates. The prices of longer-term fixed income securities fluctuate more widely in response to market interest rate changes. Fixed income securities rated BBB by S&P or Fitch or Baa by Moody's have more speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher-rated fixed income securities. In the event that a fixed income security which had an eligible rating when purchased is downgraded below the eligible rating, the Fund's investment adviser will promptly re-assess whether continued holding of the security is consistent with the Fund's objective.

INVESTMENT LIMITATIONS

The Fund will not:

  . borrow money or pledge securities except, under certain circumstances, the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

  . with respect to 75% of the value of total assets, invest more than 5% in securities of one issuer except cash and cash items, U.S. government securities, and repurchase agreements. Additionally, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.



STAR INTERNATIONAL EQUITY FUND

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)................................................................ 1.50%
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...................................  None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)...................................  None
Redemption Fee (as a percentage of amount redeemed, if applicable).....  None
Exchange Fee...........................................................  None

                          ANNUAL OPERATING EXPENSES*
               (As a percentage of projected average net assets)
Management Fee......................................................... 0.75%
12b-1 Fee (1).......................................................... 0.00%
Other Expenses......................................................... 0.94%
 Shareholder Servicing Fee (2)................................... 0.05%
  Total Fund Operating Expenses........................................ 1.69%

(1) As of the date of this prospectus, the Fund is not paying or accruing 12b- 1 fees. The Fund can pay up to 0.25% of average daily net assets as a 12b- 1 fee to the distributor. StarTrust and investment agency clients of Star Bank or its affiliates will not be affected by the Plan because the Plan will not be activated unless and until a second "Y" class of shares of the Fund (which would not have a 12b-1 Plan) is created and StarTrust and investment agency clients' investments in the Fund are converted to such Y class.

(2) The Fund can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Fund plans to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

* Annual Fund Operating Expenses are estimated based on average expenses expected to be incurred during the fiscal year ending November 30, 1998. During the course of this period, expenses may be more or less than the average amount shown.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder in the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses,
see "Star Funds Information."          LONG-TERM SHAREHOLDERS MAY PAY MORE THAN
THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
EXAMPLE          You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales load. The Fund charges no redemption fees.


1 Year...................................................................... $32
3 Years..................................................................... $67

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUND'S FISCAL YEAR ENDING NOVEMBER 30, 1998.



STAR INTERNATIONAL EQUITY FUND

INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term capital appreciation. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in shares of other mutual funds, the portfolios of which consist primarily of equity securities of non-U.S. issuers. Under normal market conditions, and as an investment policy, the Fund pursues its investment objective by investing at least 65% of the value of its total assets in underlying funds that are international equity funds. However, as an operational policy, the Fund anticipates investing substantially all of its assets in international equity funds. International equity funds are those which invest primarily in equity securities of companies located in three or more countries outside the United
States.          To the extent that the Fund's assets are invested in underlying funds, its investment experience will correspond directly with that of its proportionate investment in those funds. This strategy also involves certain additional expenses and certain tax results which would not be present in a direct investment in mutual funds. See "Expenses of the Fund" and "Federal Tax Information." Federal law imposes certain limits on the purchases of mutual fund shares by the Fund. The Fund may purchase shares of no-load funds available without a transaction fee and shares of mutual funds that charge sales loads and/or pay their own distribution expenses. See "Additional Considerations of Investing in Other Investment Companies." Each underlying fund provides a prospectus and other disclosure documents to the Fund. These documents are also
available to Fund shareholders directly from the underlying fund.          The
investment adviser will attempt to identify and select a varied portfolio of international equity funds which represents the greatest long-term capital growth potential based on the investment adviser's analysis of many factors. The selection of international equity funds may include international equity funds that invest primarily in emerging markets (as described below) or focus their investments on geographic regions (provided they invest in at least three
countries other than the United States).          The investment adviser will
first assess the relative attractiveness of individual countries, geographic regions, and/or emerging markets. After identifying the most and least attractive countries, regions or markets, consideration will be given to the expected returns and risks before deciding whether to invest in funds that
overweight or underweight certain countries, regions or markets.          The
selection of underlying funds also involves an initial peer group screening process which assesses fund investment style, investment objectives and policies, and fund management. Rankings of certain independent rating services are also considered. Potential underlying funds which, in the investment adviser's view, meet these criteria will then be subject to further evaluation of investment policies, historic total return, size, volatility and operating expenses over various time periods. Also, on a macroeconomic level, a fund's geographical diversification is also considered. The underlying funds may be subject to more, less, the same or different investment restrictions than the Fund, and the Fund's investment adviser will consider these similarities and
differences when making investment decisions.          The Investment Company
Act of 1940 (the "1940 Act") currently provides that the Fund may not purchase the securities of an underlying fund, if as a result, the Fund, together with any of its affiliates, would own more than 3% of the total outstanding securities of that underlying fund. Thus, the Fund's ability to invest in shares of certain underlying funds could be restricted and the Fund's investment adviser may have to select alternative investments. By investing in the Fund, you bear not only the Fund's total operating expenses, but the operating expenses of the underlying funds as well. See "Expenses of the Fund."


The underlying funds may be authorized to invest up to 100% of their respective assets in the securities of foreign issuers and engage in foreign currency transactions (including forward foreign currency exchange transactions) with respect to these investments; invest primarily in either the securities of emerging market countries or in the securities of a single country; invest 35% or more of their respective assets in high yield securities (i.e., "junk bonds"); invest in warrants; sell securities short; engage in leveraged borrowing; and enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. The Fund may invest its assets in underlying funds that concentrate their investments in a single
industry.          Although the Fund will normally invest in open-end management investment companies, it also may invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value.
For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Fund may invest directly in money market mutual funds or invest directly in (or enter into repurchase agreements maturing in seven days or less with banks and broker/dealers with respect to) short-term debt securities, including U.S. Treasury bills and other short-term U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances. The underlying funds may have a similar temporary defensive investment policy. However, except when the Fund is in a temporary defensive investment position or as may be considered necessary to accumulate cash in order to satisfy minimum purchase requirements of the underlying funds or to meet anticipated redemptions, the Fund normally will maintain its assets
invested in underlying funds.          The Fund is a diversified investment
portfolio, and many of the underlying funds also will be diversified. In some instances, however, an underlying fund may be non-diversified or invest a substantial portion of its assets in a single country. Such an investment may result in a greater fluctuation in the total market value of the underlying fund's portfolio because of the higher percentage of investments among fewer issuers or in a single country. The economic, political or regulatory developments affecting the value of the securities in the underlying fund's portfolio will therefore have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers or countries. The Fund intends to reduce these risks by holding shares
of multiple underlying funds.          The Fund's investment strategy of
investing in the shares of other international equity funds is designed (but not guaranteed) to reduce the risk associated with investing in a single underlying fund with a single manager. Holding a diversified portfolio of international equity funds also may provide access to a wider range of management talent, companies, industries, countries, and markets than would be available through any one underlying fund. International securities and markets are subject to currency rate fluctuations and potentially greater price volatility and liquidity considerations than U.S. securities. Investors have historically sought to reduce these risks through multi-country diversification. The Fund is designed to give shareholders a single investment that offers broad
international diversification.          ACCEPTABLE INVESTMENTS          The
following is a description of the securities in which the underlying funds may invest. Although many of the underlying funds may have the same or similar investment policies as the Fund, they are not required to do so.
SECURITIES OF FOREIGN ISSUERS. An underlying fund may invest up to 100% of its total assets in the equity securities of foreign issuers, including international stocks. International stocks are issued by foreign companies around the world (excluding the United States). Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic
investments.          An underlying fund may also invest in equity or debt
securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). See description below.


The Fund's investment approach of investing, through underlying funds, in foreign securities is based on the premise that investing in non-U.S. securities
provides three potential benefits over investing         solely in U.S.
securities: (1) the opportunity to invest in foreign issuers believed to have superior growth potential; (2) the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S.; and
(3) the opportunity to reduce portfolio volatility to the extent that securities
markets inside and outside the U.S. do not move in harmony.          The
underlying funds in which the Fund invests may also take advantage of the unusual opportunities for higher returns available from investing in developing or emerging market countries. Underlying funds may invest without limit in emerging market countries. A developing or emerging market country generally is considered to be in the initial stages of industrialization. The Fund's investment adviser considers emerging market countries to be all countries that are generally considered to have developing or emerging markets. Furthermore, the Fund's investment adviser considers emerging market countries to be all countries considered by the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities, as developing. Investments in developing countries are more volatile and risky than investments in
developed countries. See description below.          To the extent that the Fund
invests in underlying funds that invest primarily in the securities of a single country, any political, economic or regulatory developments affecting the value of the securities in the underlying fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were
diversified among the securities of more countries.          The economies of
foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with
which they trade.          Prior governmental approval for foreign investments
may be required under certain circumstances in some countries, or in issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign
investment limitations.          Repatriation of investment income, capital, and
the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. An underlying fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably
likely that this process will take more than seven days.          With respect
to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the
investments in those countries.          Brokerage commissions, custodial
services, and other costs relating to foreign investment may be more expensive than in the United States. Foreign markets may have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of an underlying fund to make intended security purchases due to settlement problems could cause an underlying fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses due to subsequent declines in value of the portfolio security or, if an underlying fund has entered into a contract to sell the security, could result in possible liability to the purchaser.
Other differences between foreign and U.S. companies include: less publicly available information about foreign companies; the lack of uniform accounting, auditing, and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies; less readily available market quotations on foreign companies; differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; the limited size of many foreign securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities, which could cause prices to be erratic for reasons apart from factors that affect the quality of securities; the likelihood that foreign securities may be less liquid or more volatile; unreliable mail service between countries; political or financial changes which adversely affect investments in some countries; the possibility that certain markets may require payment for securities before delivery; and
religious and ethnic instability.          In the past, U.S. government policies
have discouraged or restricted certain investments abroad by investors. Investors are advised that when such policies are instituted, the Fund will abide by them, and the Fund anticipates compliance by the underlying funds.
    DEPOSITARY RECEIPTS. ADRs are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored Depositary Receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Ownership of unsponsored Depositary Receipts may not entitle the underling funds to financial or other reports from the issuer of the underlying security, to which they would be
entitled as the owner of sponsored Depositary Receipts.          EMERGING
MARKETS. Generally included in emerging markets are all countries in the world except Australia, Canada, Japan, New Zealand, the United States, and most western European countries. The risks of investing in developing or emerging markets are similar to, but greater than, the risks of investing in the securities of developed international markets since emerging or developing markets tend to have economic structures that are less diverse and mature, and
political systems that are less stable, than developed countries.          In
certain emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. The economies of emerging market countries may be predominantly based on a few industries and may be highly vulnerable to change in local or global trade conditions. The securities markets of many of these countries also may be smaller, less liquid, and subject to greater price volatility than those in the United States. Some emerging market countries also may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market country currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which portfolio securities are denominated may have an adverse impact on the underlying funds. Finally, many emerging market countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies for individual emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions may be used by underlying funds to obtain the necessary currencies to settle securities
transactions. Currency transactions may be         conducted either on a spot or
cash basis at prevailing rates or through forward foreign currency exchange
contracts.          Foreign currency transactions also may be used to protect
assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses. Further, an underlying fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.
FORWARD COMMITMENTS. Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. An underlying fund may enter into these contracts if liquid securities in amounts sufficient to meet the purchase price are segregated on the underlying fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although an underlying fund may enter into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and
realize a short-term profit or loss.          FORWARD FOREIGN CURRENCY EXCHANGE
CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by
the parties.          Generally, no commission charges or deposits are involved.
At the time an underlying fund enters into a forward contract, the underlying fund assets with a value equal to the underlying fund's obligation under the forward contract are segregated on the underlying fund's records and are maintained until the contract has been settled. An underlying fund will not enter into a forward contract with a term of more than one year. An underlying fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between
24 hours and 30 days, depending upon local custom.          An underlying fund
may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. The Fund's investment adviser believes, however, that it is important that an underlying fund be able to enter into forward contracts when the best interests of the underlying fund
will be served.          An underlying fund may purchase and write put and call
options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the underlying fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the underlying fund's position, the underlying fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the underlying fund are traded on U.S. and foreign exchanges or over-the-counter.
  CURRENCY RISKS. Because an underlying fund may purchase securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates could affect such underlying fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by such underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of an underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of underlying fund assets
  denominated in that currency will decrease.          The exchange rates
  between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the underlying funds value their assets daily in U.S. dollars, the underlying funds will not convert their holdings of foreign currencies to U.S. dollars daily. When an underlying fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

FUTURES AND OPTIONS TRANSACTIONS. The underlying funds may engage in futures and options transactions as described below. As a means of reducing fluctuations in the net asset value of its shares, an underlying fund may attempt to hedge all or a portion of its portfolio by buying and selling financial and stock index futures contracts, buying put and call options on portfolio securities and put options on futures contracts, and writing call options on futures contracts. An underlying fund may also write covered put and call options to attempt to increase its current income or to hedge a portion of its portfolio investments. The underlying funds will maintain their positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The underlying funds purchase and write options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by their
respective investment advisers.          FUTURES CONTRACTS. The underlying funds
may purchase and sell financial and stock index futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. The underlying funds also may purchase and sell stock index futures to hedge against changes in prices. The underlying funds will not engage in futures transactions for speculative purposes.
A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, an underlying fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the underlying fund's anticipated holding period. The underlying fund would "go long" (agree to purchase securities in the future at a predetermined
price) to hedge against a decline in market interest rates.          Stock index
futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index
contract was originally written.          PUT OPTIONS ON FUTURES CONTRACTS AND
STOCK INDICES. The underlying funds may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date
whether to assume a short position at the specified price.          Generally,
if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the underlying fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the underlying fund upon the sale of the second option will be large enough to offset both the premium paid by the underlying fund for the original option plus the decrease in value of the hedged securities.
    Alternatively, an underlying fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The underlying fund would then deliver the futures contract in return for payment of the strike price. If the underlying fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract
will be lost.          STOCK INDEX OPTIONS. The underlying funds also may
purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market to protect against decreases in stock prices. A stock index fluctuates with changes in the market values of the stocks
included in the index.          The effectiveness of purchasing stock index
options will depend upon the extent to which price movements in an underlying fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the underlying fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by an underlying fund of options on stock indices will be subject to the ability of the underlying fund's investment adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of
individual stocks.          CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES
CONTRACTS. In addition to purchasing put options on futures, the underlying funds may write (sell) listed and over-the-counter call options on financial and stock index futures contracts (including cash-settled stock index options) to hedge their respective portfolios against an increase in market interest rates or a decrease in stock prices. When an underlying fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the underlying fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the underlying fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the underlying fund keeps the premium received for the option. This premium can offset, in whole or part, the drop in value of the
underlying fund's portfolio securities.          Prior to the expiration of a
call written by an underlying fund, or exercise of it by the buyer, the underlying fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by an underlying fund for the initial option. The net premium income of the underlying fund will then offset, in whole or part, the decrease in value of
the hedged securities.          An underlying fund will not maintain open
positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the underlying fund will take prompt action to close out a sufficient number of open contracts to bring
its open futures and options positions within this limitation.          PUT AND
CALL OPTIONS ON PORTFOLIO SECURITIES. The underlying funds may purchase put and call options on portfolio securities to protect against price movements in particular securities. A put option gives an underlying fund, in return for a premium, the right (but not the obligation) to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives the underlying fund, in return for a premium, the right (but not the obligation) to buy the underlying securities from the seller at a specified price during the term of the option.


The underlying fund may also write covered put and call options to generate income and thereby protect against price movements in particular securities in
the underlying funds' portfolios. As the         writer of a call option, an
underlying fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. Where an underlying fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time
during a specified period if the option is exercised.          An underlying
fund may only write call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration). In the case of put options, the underlying fund will segregate cash, U.S. Treasury obligations or liquid securities with a value equal to or greater than the exercise price of the underlying securities.
OVER-THE-COUNTER OPTIONS. The underlying funds may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the underlying fund are not traded on an exchange. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

  RISKS. When an underlying fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in its portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser of an underlying fund could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the underlying fund may lose
  money on the futures contract or option.          It is not certain that a
  secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser of an underlying fund will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. An underlying fund's ability to establish and close out futures and options
  positions depends on this secondary market.          The underlying funds will
  engage in futures contracts and related options in conformity with the requirements of the Commodities Exchange Act (the "Act"), which entitles an underlying fund to an exclusion from regulation provided that, among other representations, the underlying fund uses futures contracts and related options solely for "bona fide hedging purposes" within the meaning and intent of the Act, and with respect to positions in futures contracts and related option contracts that are not for bona fide hedging purposes, the underlying fund limits the aggregate initial margin and premiums required to establish such positions to no more than five percent of the liquidation value of its net assets after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and excluding the value of any options that are "in-the-money" at the time of purchase, as defined in the Act. When an underlying fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When an underlying fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

WARRANTS. The underlying funds may invest in warrants. Warrants provide an option to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or
decrease in the market price of the underlying common stock.          SWAP
AGREEMENTS. As one way of managing its exposure to different types of investments, the underlying funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an underlying fund's investments, its share price and
yield.          Swap agreements are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on an underlying fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. An underlying fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When an underlying fund enters into a swap agreement, assets of the underlying fund equal to the value of the swap
agreement will be segregated by the underlying fund.          HIGH YIELD
SECURITIES. The underlying funds may invest 35% or more of their respective assets in debt securities which are not considered investment grade bonds (commonly referred to as "junk bonds") by an NRSRO, such as Moody's Investor's Service, Inc. or Standard & Poor's. There is no minimal acceptable rating for a security to be purchased or held in the underlying funds, and the underlying funds may, from time to time, purchase or hold securities in the lowest rating category. Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. A description of the rating categories is contained in the Appendix to the Fund's SAI. (Underlying funds that invest 35% or more of their respective assets in junk bonds are not considered international equity funds).
VARIABLE RATE DEMAND NOTES. The underlying funds may purchase variable rate demand notes. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide an underlying fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow an underlying fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit an underlying fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The underlying funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the underlying fund may next tender the security
for repurchase.          REPURCHASE AGREEMENTS. The securities in which the
underlying fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to an underlying fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the underlying fund, the underlying fund could receive less than the repurchase price on any sale of such securities. The Fund may also enter
directly into repurchase agreements.          WHEN-ISSUED AND DELAYED DELIVERY
TRANSACTIONS. The underlying funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the underlying fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the underlying fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.


An underlying fund may dispose of a commitment prior to settlement if the underlying fund's investment adviser deems it appropriate to do so. In addition, an underlying fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. An underlying fund may realize short-term profits or losses upon the sale of such commitments.
    LENDING OF PORTFOLIO SECURITIES. As a matter of fundamental policy, in order to generate additional income, the underlying funds may lend portfolio securities up to one-third of the value of its total assets on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. An underlying fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the underlying fund's investment adviser has determined are creditworthy and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the
value of the securities loaned at all times.          There is the risk that
when lending portfolio securities, the securities may not be available to the underlying fund on a timely basis and the underlying fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.
         RESTRICTED AND ILLIQUID SECURITIES. The underlying funds may invest in restricted securities. Restricted securities are any securities in which the underlying fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the underlying fund will limit investments in illiquid securities, including (where applicable) restricted securities not determined by the underlying fund's board of directors to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.
    In certain cases, shares of underlying funds may be considered illiquid. See "Additional Considerations of Investing in Other Investment Companies." BORROWING MONEY. The underlying funds may borrow money directly or through reverse repurchase agreements and pledge assets as necessary to secure such borrowings. An underlying fund will maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. (For this purpose, the proceeds received from a reverse repurchase agreement will be deemed a borrowing by an underlying fund). If the 300% asset coverage should decline as a result of market fluctuations or other reasons, an underlying fund may be required to sell some of its portfolio securities within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to
sell portfolio securities at the time.          Borrowing money, also known as
leveraging, will cause an underlying fund to incur interest charges, and may increase the effect of fluctuations in the value of the investments of the underlying fund on the net asset value of its shares. Generally, an underlying fund will not purchase additional securities for investment while there are borrowings outstanding representing more than 5% of its total assets.
SHORT SALES. An underlying fund may sell securities short, subject to certain restrictions. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When an underlying fund enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the underlying fund can obtain such securities, are segregated on the underlying fund's records and maintained until the underlying fund meets its obligations
under the short sale.          DIVERSIFICATION. With respect to 75% of the value
of total assets, the Fund will not invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities and securities of other investment companies, or acquire more than 10% of the outstanding voting securities of any one issuer (for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts and securities of mutual funds shall not be subject to this restriction). This policy cannot be changed without the approval of a majority
of the Fund's shareholders.          NON-DIVERSIFICATION. The underlying funds
in which the Fund invests may be non-diversified investment companies. As such, there is no 1940 Act limit on the percentage of assets which can be invested in any single issuer. An investment in such underlying funds, therefore, will entail greater risks than would exist in diversified investment companies because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the underlying fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities of such issuer held by the underlying fund will have a greater impact on the total value of the underlying fund's portfolio than would
be the case if the fund were diversified among more issuers.          However,
it is anticipated that the underlying funds will comply with Subchapter M of the Internal Revenue Code. This requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, cash items and other investment companies) which exceed 5% of an underlying fund's total assets shall not exceed 50% of the value of its total assets, and, with respect to the remaining assets, no more than 25% of an underlying fund's assets shall be invested in a single issuer.
         INDUSTRY CONCENTRATION. An underlying fund may concentrate its investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund
which invests in a broader range of securities.          DERIVATIVE CONTRACTS
AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from
underlying securities, mortgages or other obligations.          Derivative
contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily
present greater market risks than traditional investments.          ADDITIONAL
CONSIDERATIONS OF INVESTING IN OTHER INVESTMENT COMPANIES. Any investment in a mutual fund involves risk and, although the Fund invests in a number of underlying funds, this practice does not eliminate investment risk. Moreover, investing through the Fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results which would not be present in a direct investment in the underlying funds. See "Expenses of the Fund" and
"Federal Tax Information."          The Fund and its affiliates may purchase
only up to 3% of the total outstanding securities of any underlying fund. For this purpose, shares of underlying funds held by private discretionary investment advisory accounts managed by the Fund's investment adviser will be aggregated with those held by the Fund. Accordingly, when affiliated persons and other accounts managed by the Fund's investment adviser hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of those funds is restricted, and the Fund's investment adviser must then, in some instances, select alternative investments that would not have been its first
preference.          The 1940 Act also provides that, when the Fund invests in
shares of an underlying fund, the underlying fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, if the Fund owns more than 1% of an underlying fund's outstanding securities, the portion of the investment exceeding 1% may be considered illiquid and, when added together with other such illiquid securities, cannot exceed 15% of the Fund's net assets. See "Portfolio Investments and Strategies--Restricted and Illiquid Securities." These limitations are not fundamental investment policies
and may be changed by the Trustees without shareholder approval.          Under
certain circumstances, an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold portfolio securities distributed by an underlying fund until the Fund's investment adviser determines that it is appropriate to
dispose of such securities.          Investment decisions by the investment
advisers of the underlying funds are made independently of each other and of the Fund and its investment adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are
being sold by the         investment adviser of another such fund. The result of
this would be an indirect expense to the Fund without accomplishing any
investment purpose.         The Fund may purchase shares of both load and
no-load underlying funds (including those with a contingent deferred sales charge). However, in most cases, the Fund anticipates purchasing fund shares without a sales load or qualifying for a reduction or waiver of any sales load because of the amount it intends to invest in the underlying fund.
Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiation of sales charges. Therefore, the Fund currently is not able to negotiate the level of the sales charges at which it will purchase shares of load funds. In some cases, the sales load may be as great as 8.5% of the public offering price (or 9.29% of the net amount invested). Nevertheless, when appropriate, the Fund will purchase such shares pursuant to (i) letters of intent, permitting it to obtain reduced or no sales charges by aggregating its intended purchases over time (generally 13 months from the initial purchase under the letter); (ii) rights of accumulation, permitting it to obtain reduced or no sales charges as it purchases additional shares of an underlying fund; and (iii) the right to obtain reduced or no sales charges by aggregating its purchases of several funds within a family of mutual
funds.          PORTFOLIO TURNOVER          Although the Fund does not intend to
invest for the purpose of seeking short-term profits, shares of underlying funds in the Fund's portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time the shares may have been held. Generally, a high portfolio turnover rate results in increased transaction costs and higher taxes paid by the Fund's shareholders. In addition, a high rate of portfolio turnover may result in the realization of a larger amount of capital gains which, when distributed to the Fund's shareholders, are taxable to them. Transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's investment adviser deems it appropriate to make changes in the Fund's portfolio. There is no limit
on the underlying funds' portfolio turnover rates.          INVESTMENT
LIMITATIONS

  . The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund agrees to sell a security for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval.


STAR FUNDS INFORMATION
-------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.
INVESTMENT ADVISER. Investment decisions for the Funds are made by Star Bank, N.A., the Funds' investment adviser (the "Adviser" or "Star Bank"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Funds and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from each Fund.

  ADVISORY FEES. The Adviser is entitled to receive an annual investment advisory fee equal to a percentage of each Fund's average daily net assets as follows: 0.75% of Relative Value Fund, Growth Equity Fund and International Equity Fund; 0.30% of Market Capitalization Fund; and 0.95% of The Stellar Fund and Capital Appreciation Fund. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Funds for certain operating expenses. The Adviser can terminate this voluntary waiver of its advisory fees
  at any time at its sole discretion.          ADVISER'S BACKGROUND. Star Bank,
  a national bank, was founded in 1863 and is the largest bank and trust organization of StarBanc Corporation. As of December 31, 1997, Star Bank had
  an asset base of $10.9 billion.          Star Bank's expertise in trust
  administration, investments, and estate planning ranks it among the most predominant trust institutions in Ohio, with assets of $48.4 billion as of December 31, 1997.

  As part of its regular banking operations, Star Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Star Bank. The lending relationship will not be a factor in the selection of
  securities.     B. Randolph Bateman has been Senior Vice President and Chief
  Investment Officer of the StarTrust Division and Manager of its Capital Asset Management Department since 1988. Mr. Bateman managed the international securities component of The Stellar Fund through November, 1997 and has been the portfolio manager of the International Equity Fund since its inception. Mr. Bateman earned a Bachelor of Arts degree in Economics from North Carolina State University and earned the Chartered Financial Analyst designation.
      Joseph P. Belew, a Vice President and Trust Officer and Manager of the StarTrust Division at Star Bank, N.A., Butler County, since 1979, has been employed by Star Bank in various capacities since 1979. Mr. Belew has been Relative Value Fund's portfolio manager since its inception in June 1991. He earned a Bachelor of Business Administration degree in Business Management
  from Belmont College.          Donald L. Keller, a Senior Vice President and
  Investment Manager for the Charitable Trust and Retirement Plan Services Division of Star Bank since 1993, has been employed by Star Bank in various capacities since 1982. Mr. Keller has managed the Growth Equity Fund since its inception. He managed the domestic equity securities component of The Stellar Fund from its inception through December 1995. He also supported the domestic and international equity and fixed income components of Capital Appreciation Fund from its inception through December 1995. Mr. Keller earned a Bachelor of Business Administration Degree in Finance and Accounting from the University of Cincinnati. He also earned his Masters in Finance from Xavier University.
           Peter Sorrentino is Vice President and Director of Portfolio Management and Research for the Capital Management Division of Star Bank. Mr. Sorrentino has managed the domestic equity component of The Stellar Fund since January 1996 and been the lead manager of The Stellar Fund since November, 1997. Mr. Sorrentino has also managed the Capital Appreciation Fund since November, 1997 and the Star Market Capitalization Fund since its inception. Prior to joining Star Bank in 1996, Mr. Sorrentino served as Regional Director of Portfolio Management for Banc One Investment Advisors since 1987. Mr. Sorrentino earned a Bachelor of Business Administration degree in Finance and Accounting from the University of Cincinnati. He also earned the Chartered Financial Analyst designation.


  Carolyn A. Baril has been a Trust Investment Officer for the Capital Management Division of Star Bank since January 1997. In July 1997, Ms. Baril assumed responsibility as Fund Manager for the REIT component of The Stellar Fund. Prior to joining Star Bank, Ms. Baril was a Research Analyst with Fifth Third Investment Advisers from June 1993 to December 1996, and was a Financial Analyst with Beth Israel Hospital in Boston, Massachusetts from May 1992, to June 1993. Ms. Baril earned a Bachelor of Business Administration degree from Simmons College and a Masters of Business Administration from Xavier University.


  Mark DuBois is a Vice President and Trust Officer in StarTrust's Personal Trust area. As a Senior Portfolio Manager, Mark is responsible for implementing and communicating Star Bank's investment policy in personal trusts, agencies, and IRAs. He is also the Health Care analyst for StarTrust. Mr. DuBois has managed the domestic stock portion of The Stellar Fund since November, 1997. Mr. DuBois joined Star Bank in 1986, after graduating from Indiana University with a degree in Economics. In 1990, he received his Chartered Financial Analyst designation.

  T. Andrew Janes, J.D., CFA, is a Senior Portfolio Manager and Trust Officer. He has worked in the financial arena since 1986 with experience in portfolio management, investment research, and personal and ERISA trust administration. Mr. Janes has managed the international stock portion of The Stellar Fund since November, 1997. Mr. Janes joined Star Bank in 1991. He completed his undergraduate studies at the Ohio State University where he earned a Bachelor of Science in Economics. He then went on to complete his Juris Doctor at the Capital University school of law. Mr. Janes also holds the Chartered Financial Analyst designation.

  Kirk F. Mentzer, Vice President and Director of Fixed Income Research for the Capital Management Division of Star Bank since 1992, has been employed by Star Bank in various capacities since 1989. Mr. Mentzer has managed the domestic fixed income component of The Stellar Fund since its inception. Mr. Mentzer earned a Bachelor of Business Administration degree in Finance from the University of Cincinnati and a Masters degree in Finance from Xavier University.

  Kenneth D. Lamson, CFA, is a Fund Manager and Investment Analyst for the Capital Management Division of Star Bank. He is responsible for the management of the cash equivalent components of the Star Funds. Mr. Lamson joined Star Bank in 1993 as the portfolio assistant and mortgage-backed securities specialist for the Bank's Treasury Division. Prior to joining Star Bank, Mr. Lamson served as an Assistant Examiner for the FDIC since August 1990. He earned his Bachelor of Science in Business Management from Jacksonville State University, and has earned the Chartered Financial Analyst designation and Masters of Business Administration.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the distributor for shares of the Funds. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), A Shares, B Shares, and C Shares of the Trust may pay to the distributor an amount computed at an annual rate of up to 0.25% of the average daily net assets, in each case to finance any activity which is principally intended to result in the sale of shares subject to the Plan.

Federated Securities Corp. may from time to time, and for such periods as it deems appropriate, voluntarily reduce its compensation under the Plan to the extent the expenses attributable to the shares exceed such lower expense limitation as the distributor may, by notice to the Trust, voluntarily declare to be effective.

The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales and/or administrative support services as agents for their clients or customers who beneficially own shares of the Funds.

Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the distributor.

The Funds' Plan is a compensation type plan. As such, the Funds make no payments to the distributor except as described above. Therefore, the Funds do not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Funds, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Funds under the Plan.

The Glass-Steagall Act limits the ability of a depository institution (such as a commercial bank or a savings association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

ADDITIONAL DISTRIBUTION PAYMENTS. The distributor will, periodically, uniformly offer to pay additional amounts in the form of cash or promotional incentives consisting of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Funds. Such payments will be predicated upon the amount of shares of a Fund that are sold by the dealer. Any such payments will be made from the assets of the distributor (including any portion of any sales charge returned by the distributor) and will not result in a charge to a Fund. In addition, the distributor will pay dealers an amount equal to 2.2% of the net asset value of the B Shares of the Trust purchased by their clients or customers. These payments will be made directly by the distributor from its assets, and will not be made from assets of the Fund.

ADMINISTRATIVE ARRANGEMENTS. The distributor may select brokers and dealers to provide distribution and administrative services. The distributor may also select administrators (including depository institutions such as commercial banks and savings associations) to provide administrative services. These administrative services include distributing prospectuses and other information, providing accounting assistance, and communicating or facilitating purchases and redemptions of each of the Fund's shares.

Brokers, dealers, and administrators will receive fees from the distributor based upon shares of a Fund owned by their clients or customers. The fees are calculated as a percentage of the average aggregate net asset value of shareholder accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid for these services by the distributor will be reimbursed by the Adviser. Payments made pursuant to these arrangements are in addition to any payments made under a Fund's Rule 12b-1
Distribution Plan or a Fund's Shareholder Services Plan.          SHAREHOLDER
SERVICES AGREEMENT. Under the terms of the Shareholder Services Agreement with Star Bank, N.A., each Fund will pay Star Bank, N.A. up to 0.25% of its average daily net assets for the period. For the foreseeable future, the Funds plan to limit the Shareholder Servicing Fee to 0.05% of average daily net assets. This fee is to obtain certain services for shareholders and to maintain shareholder accounts.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Funds with certain administrative personnel and services necessary to operate the Funds, and the separate classes, as applicable, such as legal and accounting services. Federated Administrative Services provides these at an annual rate of 0.12% of the average daily net assets of the Trust. The administrative fee received during any fiscal year shall be at least $50,000 per Fund. Federated Administrative Services may choose to voluntarily waive a portion of its fee at any time. Under the terms of a Sub-Administration Agreement between Federated Administrative Services and Star Bank, N.A., Federated Administrative Services will pay to Star Bank, N.A., solely from the resources of Federated Administrative Services, a sub-administration fee at an annual rate of 0.04% of the average daily net assets of the Trust, for assisting Federated Administrative Services in rendering administrative services to the Trust.

CUSTODIAN. Star Bank, N.A., is the Funds' custodian for which it receives a fee of 0.025% of the average daily net assets. The fee is based on the level of each Funds' average net assets for the period, plus out-of-pocket expenses.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTING
SERVICES. Star Bank, N.A. is transfer agent and dividend disbursing agent for the Funds. Federated Services Company,


Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides certain accounting and recordkeeping services with respect to each Fund's portfolio investments.

INDEPENDENT PUBLIC ACCOUNTANTS. The independent public accountants for the Funds are Arthur Andersen LLP, Pittsburgh, Pennsylvania.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Funds and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the
Trustees.     EXPENSES OF THE FUNDS          Each Fund pays its own expenses and
its allocable portion of the Trust's expenses.          The Trust expenses for
which holders of Fund shares pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as
may arise.          The Fund expenses for which shareholders of each Fund pay
their allocable portion include, but are not limited to: investment advisory fees; taxes and commissions; custodian fees; insurance premiums; auditors' fees; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the SEC and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required; legal fees; Trustees' fees; and such
non-recurring and extraordinary items as may arise.          In addition, the
Trustees reserve the right to allocate certain other expenses between classes of shares of a Fund as they deem appropriate ("class expenses"). In any case, class expenses would be limited to: distribution fees; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the SEC and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required to support holders of shares; legal fees; and Trustees' fees.
An investor in the Market Capitalization Fund should recognize that he may invest directly in the underlying SPDR(R) Trust, and that, by investing in SPDR(R) Trust indirectly through the Fund (for the period in which the Fund does not have sufficient assets to invest directly in Index stocks) he will bear not only his proportionate share of the expenses of the Fund and of the Trust as described above, but also, indirectly, similar expenses of the SPDR(R) Trust. In addition, an investor will bear his proportionate share of expenses, if any, related to the distribution of the Fund's shares, and he may also indirectly bear transaction fees paid by the Fund incurred in the purchase of SPDRs. Finally, an investor should recognize that, as a result of the Market Capitalization Fund's policies of investing in SPDRs, he may receive taxable capital gains distributions to a greater extent than would be the case if he invested directly in the securities comprising the Index. See "Dividends and Capital Gains" and "Tax Information."

NET ASSET VALUE
-------------------------------------------------------------------------------

Each Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding. With respect to Funds having multiple classes, the net asset value for Y Shares will differ from that of A Shares or B Shares due to the variance in net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN THE FUNDS
-------------------------------------------------------------------------------

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in any of the Funds by an investor is $1,000 ($25 for Star Bank Connections Group banking customers, Star Bank employees and members of their immediate family, and participants in the Star Bank Student Finance 101 Program who establish a systematic investment program, and $500 for Education IRA customers) except Market Capitalization Fund which has a required minimum initial investment of $25,000. Subsequent investments may be in any amounts. For customers of Star Bank, an institutional investor's minimum investment will be calculated by combining all mutual fund accounts it maintains with Star Bank and invests with the Funds. Accounts established through a Shareholder Service Organization may be subject to a smaller minimum investment. (See "Shareholder Service Organizations").

WHAT SHARES COST

A Shares of Capital Appreciation Fund, The Stellar Fund and Relative Value Fund are sold at their net asset value next determined after an order is received, plus a sales charge, as follows:

                                        SALES CHARGE AS A     SALES CHARGE AS
                                          PERCENTAGE OF       A PERCENTAGE OF
     AMOUNT OF TRANSACTION            PUBLIC OFFERING PRICE NET AMOUNT INVESTED
     -------------------------------  --------------------- -------------------
     Less than $100,000                       4.50%                4.71%
     $100,000 but less than $250,000          3.75%                3.90%
     $250,000 but less than $500,000          2.50%                2.56%
     $500,000 but less than $750,000          2.00%                2.04%
     $750,000 but less than $1
     million                                  1.00%                1.01%
     $1 million or more                       0.25%                0.25%

A Shares of the International Equity Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                         SALES CHARGE AS A     SALES CHARGE AS
                                        PERCENTAGE OF PUBLIC   A PERCENTAGE OF
       AMOUNT OF TRANSACTION               OFFERING PRICE    NET AMOUNT INVESTED
       -------------------------------  -------------------- -------------------
       Less than $100,000                      1.50%                1.52%
       $100,000 but less than $250,000         1.00%                1.01%
       $250,000 but less than $500,000         0.75%                0.76%
       $500,000 or more                        0.50%                0.50%

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASES AT NET ASSET VALUE. B Shares and Y Shares of the Trust are sold at their net asset value next determined after an order is received. There is no
sales charge imposed on such Shares at the time of purchase.          In
addition, the following persons may purchase A Shares of the Trust at net asset value, without a sales charge: (a) employees and retired employees of Star Bank, Federated Securities Corp., or their affiliates, or of any bank or investment dealer who has a sales agreement with Federated Securities Corp. with regard to the Funds, and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees; (b) StarTrust customers of StarBanc Corporation and its subsidiaries;
and (c) non-trust customers of financial advisers.          SALES CHARGE
REALLOWANCE. For sales of A Shares of the Trust, Star Bank or any authorized dealer will normally receive up to 89% of the applicable sales charge. Any portion of the sales charge which is not paid to Star Bank or a dealer will be retained by the distributor.

The sales charge for shares sold other than through Star Bank or registered broker/dealers will be retained by the distributor. The distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Fund shares.

REDUCING THE SALES CHARGE

The sales charge can be reduced on the purchase of shares through:

  . quantity discounts and accumulated purchases;

  . signing a 13-month letter of intent;

  . using the reinvestment privilege; or

  . concurrent purchases.


QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table under "What Shares Cost", larger purchases reduce the sales charge paid. The Trust will combine purchases of A Shares made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of Fund shares is made, the Funds will consider the previous purchases still invested in the Funds. For example, if a shareholder already owns shares having a current value at the net asset value of $90,000 and he purchases $10,000 more at the current net asset value, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50% for A Shares of Capital Appreciation Fund, The Stellar Fund and Relative Value Fund, and 1.00%, not 1.50% for A Shares of International Equity Fund.

To receive the sales charge reduction, Star Bank or the distributor must be notified by the shareholder in writing at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Funds will reduce the sales charge after it confirms the purchases.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more funds in the Trust, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in A Shares of one of the funds in the Trust, and $70,000 in A Shares of another Fund in the Trust, the sales charge would be reduced.

To receive this sales charge reduction, Star Bank or the distributor must be notified by the shareholder in writing at the time the concurrent purchases are made. The Fund will reduce the sales charge after it confirms the purchases. LETTER OF INTENT. If a shareholder intends to purchase at least $100,000 of shares in A Shares of the Trust over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 4.50% of the total price of A Shares of Capital Appreciation Fund, The Stellar Fund and Relative Value Fund, or 1.50% of the total price of A Shares of International Equity Fund, as the case may be, intended to be purchased in escrow (in shares) until such purchase is completed. The shares held in escrow in the shareholder's account will be released at the fulfillment of the Letter of Intent or the end of the 13-month period, whichever comes first. If the amount specified in the Letter of Intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This Letter of Intent will not obligate the shareholder to purchase shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a Letter of Intent is established, current balances in accounts in shares of any of the Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the Letter of Intent. Prior trade prices will not
be adjusted.     REINVESTMENT PRIVILEGE. If A Shares of the Trust have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Star Bank or the distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in any of these Funds, there may be tax consequences. Shareholders contemplating such transactions should consult their own tax advisers.


SYSTEMATIC INVESTMENT PLAN

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $25. Under this plan, funds may be withdrawn periodically from the shareholder's checking account and invested in shares of the Funds at the net asset value next determined after an order is received by Star Bank, plus the applicable sales charge. A shareholder may apply for participation in this plan through Star Bank.

SHARE PURCHASES
-------------------------------------------------------------------------------

Shares are sold on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business.

A customer of Star Bank may purchase shares of the Funds through Star Bank. Texas residents must purchase shares through Federated Securities Corp. at 1-800-356-2805. In connection with the sale of shares of the Funds, the distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. If you have any questions regarding the purchasing of shares in the Star Funds, please contact a Client Service Representative by calling 1-800-677-FUND.

PURCHASING THROUGH STAR BANK. To place an order to purchase shares of a Fund, a customer of Star Bank may telephone Star Bank at 1-800-677-FUND or place the order in person. Purchase orders given by telephone may be electronically
recorded.     Shares of the Funds are offered continuously. Orders received in good form prior to 3:30 p.m. (Eastern time), the time at which the Fund values its shares, will be processed based on that day's closing net asset value plus any applicable initial sales charges. For purchases through registered broker/dealers, requests must be received by Star Bank by 3:30 p.m. (Eastern
time) and payment is required within three business days.          Payment may
be made to Star Funds either by check or federal funds. When payment is made with federal funds, the order is considered received when federal funds are
received by Star Bank, N.A.                 PURCHASING BY MAIL. Orders by mail
are considered received after payment by check is converted by Star Bank into federal funds. This is normally the next business day after Star Bank receives the check. Purchases by mail may be made as follows:

        FOR NEW ACCOUNTS                    FOR ADDITIONAL INVESTMENTS


                                         Additional investments should include
Complete and sign the enclosed New       your account number and the name of
Account Form. Include the amount of      the Fund.
your initial investment and make your
check payable to Star Funds. Mail the    Make the check payable to Star Funds
New Account Form and the investment      and mail to:
check to:

                                  Star Funds
                                Client Services
                                Star Bank, N.A.
                          425 Walnut Street, ML 7135
                             Cincinnati, OH 45202



PURCHASING BY WIRE. You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call a Star Funds Client Service Representative at 1-800-677-FUND and inform the representative of the incoming wire. When sending the Federal Funds wire, please verify that the wire includes the following information:

Star Bank, N.A.
ABA 042000013
Attention: Star Funds

DDA# 48887-7606
Name of Mutual Fund
                     ---------------------------------------
                     (Write in name of Star Mutual Fund)

Your Account Number
                     ---------------------------------------
                     (Write in shareholder's account number)

Account Registration
                     ---------------------------------------
                     (Write in shareholder's name)


Wire purchases will be accepted only when the Fund and Star Bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. Funds must be received at the Federal Reserve Bank by 3:00 p.m. (Eastern time) in order to receive that day's trade date.

PURCHASING THROUGH SHAREHOLDER SERVICE ORGANIZATIONS. To purchase shares of the Funds for an investor, the relevant Shareholder Service Organization, as defined herein, must open an account by calling Star Bank at 1-800-677-FUND. Information needed to establish the account will be taken over the telephone.

EXCHANGE PRIVILEGE
-------------------------------------------------------------------------------

Holders of A Shares of a Fund may exchange such Shares for A Shares or C Shares of any other Star Fund. Similarly, holders of B Shares of a Fund may exchange such Shares for B Shares or C Shares of any other Star Fund. Shareholders who exercise the exchange privilege must exchange shares having a net asset value of at least $1,000. Accounts established through a Shareholder Service Organization may be subject to a smaller minimum exchange investment, and shareholders should consult their account agreement with their Shareholder Service Organization for information and procedures on effecting exchanges. Prior to any exchange, the shareholder must receive a copy of the current prospectus of the Fund into which an exchange is to be effected.


                                                       FUNDS WITH C SHARES
  FUNDS WITH A SHARES       FUNDS WITH B SHARES         (NO SALES CHARGES)
-------------------------   -------------------    --------------------------
Stellar Insured Tax-Free    Star U.S.              Star Ohio Tax-Free Money
Bond Fund                   Government Income      Market Fund
                            Fund
Star U.S. Government                               Star Tax-Free Money Market
Income Fund                 Star Strategic         Fund
                            Income Fund
The Stellar Fund                                   Star Treasury Fund
                            Star Relative
Star Relative Value Fund    Value Fund             Star Market Capitalization
                                                   Fund
Star Capital                Star Growth Equity
Appreciation Fund           Fund

Star International
Equity Fund



Such exchanges are made at net asset value, except that, in cases of exchanges of A Shares of a Fund into A Shares of another Fund, the shareholder must pay the difference between the Fund's sales charge already paid and the sales charge of the fund into which shares are to be exchanged. When an exchange is made of A Shares of a Fund for C Shares of another Fund, the A Shares so exchanged, and additional A Shares which have been purchased by reinvesting dividends on such shares, retain the charge of the A Shares so exchanged for purposes of exercising further exchange privileges; thus, a re-exchange of the C Shares received in the original exchange back into A Shares of a Fund, would be at net asset value plus the difference between the sales charge initially paid and (if higher) the sales charge of the Fund into which shares are to be re-exchanged.
         In cases of exchanges of B Shares of a Fund having a contingent deferred sales charge, no sales charges are assessed at the time of the exchange, but if the shareholder redeems shares within five years of the original purchase, a contingent deferred sales charge will be imposed in an amount determined by the date the shareholder purchased the original shares.
                EXCHANGE BY TELEPHONE. Instructions for exchanges between Star Funds may be given over the telephone, by calling a client service representative at 1-800- 677-FUND. Shares may be exchanged by telephone only between accounts with identical registrations. Exchanges placed by telephone may be electronically recorded. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modifications or
termination.      Telephone exchange instructions must be received before 3:30
p.m. (Eastern time) in order for shares to be exchanged the same day. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers, banks, or other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker, bank, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail.

If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

EXCHANGE IN WRITING. Instructions to exchange shares of the Star Funds may be given in writing. The letter of instruction must be signed by all shareholders on the account and must provide the fund and account number for each of the funds involved in the exchange. The written instructions can be mailed to:

                                  Star Funds
                                Client Services
                                Star Bank, N.A.
                          425 Walnut Street, ML 7135
                             Cincinnati, OH 45202


Written exchange instructions may require a signature guarantee. For more information on how to exchange shares of the Star Funds, please call a Client
Service Representative at 1-800-677-FUND.          TAX CONSEQUENCES. Exercising
the exchange privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

FREQUENT INVESTOR PROGRAM

Under the Frequent Investor Program ("Program"), eligible persons who purchase A Shares or B Shares ("Program Shares") of any Star Fund on or after August 12, 1996 will receive points ("Points") which, upon accumulation of 50,000 Points, may be used to purchase a round trip airline ticket to any of the 50 states on any U.S. carrier.

The following terms and conditions apply with respect to the Program: (a) one Point will be awarded per dollar invested (gross of sales charges) in Program
Shares: (b) Program Shares purchased may be redeemed at any time without loss of Points; (c) a maximum of 100,000 Points may be earned in any 12-month period;
(d) all unused Points will expire one year from the latest purchase of Program Shares of $100 or more; and (e) Points are not transferable.

All airline tickets are subject to the following stipulations and restrictions:
(i) the ticket will be non-refundable and for a coach seat; (ii) the price of the ticket may not exceed $500 inclusive of taxes and destinations charges, although the shareholder may elect to pay any overage; (iii) all travel must be within the 50 United States; (iv) interim stopovers may not exceed four hours;
(v) tickets will be mailed to the shareholder account address (overnight shipping is available at the shareholder's expense); (vi) there are no "blackout" dates; (vii) 21-day advance purchase and Saturday night stay-over are required; and (viii) tickets may be purchased in any individual's name.

The Program does not apply with respect to: (i) shares which are purchased without a front-end sales charge or a contingent deferred sales charge including shares which are acquired through reinvestment of dividend or capital gain distributions; (ii) shares acquired in exchange for shares in another Star Fund; and (iii) shares owned prior to August 12, 1996.

The Program is subject to modification or termination on 90-days notice at the option of Star Bank. Star Bank may from time-to-time create special offering periods featuring bonus points or other temporary enhancements to the Program. Existing and prospective shareholders will be given notice of such special offering periods.


SHAREHOLDER SERVICE ORGANIZATIONS

"Shareholder Service Organizations" are non-affiliated banks and broker/dealers who provide certain support and/or distribution services to their customers who are the beneficial owners of the Funds' shares. The services provided by Shareholder Service Organizations are fully discussed in the account agreement between the Shareholder Service Organization and its customers but generally include assisting customers in processing purchase, exchange, and redemption
requests.          Shareholder Service Organizations are responsible for prompt transmission of orders. These Service Organizations are the record owners of the shares of the Funds. Shareholder Service Organizations may charge their customers for services relating to their investment in the Funds. This prospectus should, therefore, be read together with any account agreement between the customer and the Shareholder Service Organization with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Funds, Star Bank maintains a share account for each shareholder of record. Share certificates are not issued.

Detailed confirmations of each purchase or redemption are sent to each shareholder and dividend confirmations are sent to each shareholder to report dividends paid. Since any Shareholder Service Organization will maintain a master account with the Funds, investors purchasing through those institutions will not receive confirmations from Star Bank. Confirmations will be mailed by the relevant Shareholder Service Organization.

DIVIDENDS AND CAPITAL GAINS

Each Fund's dividends (with the exception of International Equity Fund) are declared and paid quarterly. International Equity Fund's dividends are declared and paid annually. Dividends and capital gains will be automatically reinvested in additional shares of one of the Funds on payment dates at net asset value, unless cash payments are requested by writing to a Fund or Star Bank. Shareholders investing in any of the Funds through a Shareholder Service Organization should consult their account agreement with their Shareholder Service Organization concerning any applicable dividend payment options.

Capital gains realized by the Funds, if any, will be distributed once every twelve months.

REDEEMING SHARES
-------------------------------------------------------------------------------

Each Fund redeems shares at their net asset value next determined after Star Funds receives the redemption request less, in the case of B Shares, any applicable contingent deferred sales charge.

Redemption of shares will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Requests for redemption for a Fund can be made in person, by telephone, or by
mail.     Shareholders establishing accounts through a Shareholder Service
Organization should consult their account agreement for information on redeeming
shares.         Your financial institution may charge a liquidation fee in
connection with closing a retirement account.          REDEMPTION BY TELEPHONE.
A shareholder can request a redemption of shares by telephone by calling a Client Service Representative at 1-800-677-FUND. Redemption requests given by
telephone may be electronically recorded.          For redemption requests
received by Star Funds before 3:30 p.m. (Eastern time), proceeds will normally be wired the following day to the shareholder's bank account or a check will be sent to the address of record. In no event will proceeds be wired or a check mailed more than seven days after a proper request for redemption has been received. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, the shareholders would be promptly notified. Authorization forms and information on this service are available at Star Bank branches or by calling a Client Service Representative at 1-800-677-FUND.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a chase should occur, another method of redemption should be considered.

If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEMPTION IN WRITING. Shareholders may also redeem shares by sending a written request to:

                                  Star Funds
                                Client Services

                             Star Bank, N.A.
                          425 Walnut Street, ML 7135
                             Cincinnati, OH 45202

The written letter of instructions must include: the shareholder's name, the Fund name, the account number and the share or dollar amount to be redeemed. The letter must be signed by all shareholders on the account. The proceeds will be wired to the bank account of record or sent to the address of record within seven days.

Shareholders request a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder(s) of record must have signatures on written redemption requests, guaranteed by:

  . a trust company or commercial bank whose deposits are insured by the BIF, which is administered by the FDIC;

  . a member of the New York, Boston, American, Midwest, or Pacific Stock
    Exchange;

  . a savings bank or savings association whose deposits are insured by the SAIF, which is administered by the FDIC; or

  . any other "eligible guarantor institution" as defined in the Securities
    Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

CONTINGENT DEFERRED SALES CHARGE--B SHARES

Shareholders redeeming B Shares within five full years of the purchase date will be charged a contingent deferred sales charge ("CDSC") by the Funds' distributor. Any applicable CDSC will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption in accordance with the following schedule:

               YEAR OF REDEMPTION                           CONTINGENT DEFERRED
                 AFTER PURCHASE                                SALES CHARGE
               ------------------                           -------------------
                     Year 1                                        5.00%
                     Year 2                                        4.00%
                     Year 3                                        3.00%
                     Year 4                                        2.00%
                     Year 5                                        1.00%
                     Year 6                                        0.00%

The CDSC will not be charged on redemptions made in connection with each Fund's Systematic Withdrawal Plan, to the extent that such redemptions do not exceed 10% of the initial balance of the Shareholder's Plan account calculated annually. The CDSC will not be charged with respect to: (1) shares acquired through the reinvestment of dividends or distributions of short-term or long-term capital gains and (2) shares held for more than five full years from the date of purchase. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a CDSC. In computing the amount of CDSC, redemptions are deemed to have occurred in the following order: (1) shares of a Fund acquired through the reinvestment of dividends and long-term capital gains; (2) shares of a Fund held for more than five full years from the date of purchase; and (3) shares of a Fund held for fewer than five full years on a first-in, first-out basis. A CDSC is not assessed in connection with an exchange of B Shares of a Fund for B Shares or C Shares of other Star Funds, although the shares acquired in such an exchange will remain subject to the initial CDSC. Moreover, the CDSC will be eliminated with respect to certain redemptions. (See "Elimination of Contingent Deferred Sales Charge.")

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

The CDSC will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2; and (3) involuntary redemptions by shares of a Fund in shareholder accounts that do not comply with the minimum balance requirements. The exemption from the CDSC for Individual Retirement Accounts or other retirement plans does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. To receive the CDSC exemption with respect to death or disability, Star Bank or the distributor must be notified in writing at the time of the redemption that the shareholder, or the shareholder's executor/executrix,
requests the exemption.          Shares of a Fund purchased by the following
entities are not subject to the CDSC to the extent that no payment was advanced for purchases made by such entities: (a) employees and retired employees of Star Bank, Federated Securities Corp., or their affiliates, or of any bank or investment dealer who has a sales agreement with Federated Securities Corp. with regard to B Shares of the Trust, and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees; (b) StarTrust customers of StarBanc Corporation and its subsidiaries; and (c) non-trust customers of financial advisers.
    B Shares reserve the right to discontinue elimination of the CDSC. Shareholders will be notified of such elimination. Any shares of a Fund purchased prior to the termination of such waiver would have the CDSC eliminated as provided in the Fund's prospectus at the time of purchase of Fund shares. If a shareholder making a redemption which would qualify for an elimination of the CDSC, the shareholder must notify Star Funds or the transfer agent in writing that the shareholder is entitled to such elimination.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders invested in shares of the Funds may engage in a Systematic Withdrawal Plan. Under this plan, accounts may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $25 and may be as much as 1.50% per month or 4.50% per quarter of the total net asset value of the shares in the account when the Systematic Withdrawal Plan is opened. Depending upon the amount of the withdrawal payments and the amount of dividends paid with respect to shares of a Fund, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. For this reason, payments under this plan should not be considered as yield or income on the shareholder's investment in a Fund. Due to the fact that A Shares and B Shares are sold with a sales charge, it is not advisable for holders to be purchasing shares of a Fund while participating in this plan.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000 due to shareholder redemptions ($25,000 for Market Capitalization Fund). Shareholders establishing accounts through a Shareholder Service Organization should consult their account agreement for information regarding accounts with low balances.
         Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund or class in the Trust have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting only that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of the Trust or a Fund and for the election of Trustees under certain circumstances. As of February 20, 1998, Firstcinco, Cincinnati, Ohio, acting in various capacities for numerous accounts, was the owner of record of approximately 80.08% of the Y Shares of The Stellar Fund; 73.92% of the Y Shares of Relative Value Fund; 93.07% of the C Shares of Market Capitalization Fund; 82.40% of the Y Shares of Growth Equity Fund; 79.94% of the A Shares of Capital Appreciation Fund; and 91.81% of the A Shares of International Equity Fund, and therefore, may, for certain purposes, be deemed to control these Funds and be able to affect the outcome of certain matters presented for a vote of each Fund's shareholders. As of February 20, 1998, Strafe & Co., Westerville, Ohio, for the benefit of Southern Ohio Medical Center Pension Fund, was owner of record of approximately 57.63% of the A Shares of Relative Value Fund, and therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all series entitled to vote.

EFFECT OF BANKING LAWS
-------------------------------------------------------------------------------

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling, or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers.

Some entities providing services to the Trust are subject to such banking laws and regulations. They believe that they may perform those services for the Funds contemplated by any agreement entered into with the Trust without violating those laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services for their customers and/or the Funds. If this happens, the Trustees would consider alternative means of continuing available services. It is not expected that the Funds' shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

TAX INFORMATION
-------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Funds will pay no federal income tax because each Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by a Fund will not be combined for tax purposes with those realized by any of the other Funds.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Each Fund will provide detailed tax information for
reporting purposes.     TAX CONSIDERATIONS FOR THE MARKET CAPITALIZATION FUND
         The SPDR(R) Trust may have capital loss carry-forwards. If the SPDR(R) Trust realizes capital gains, it will be able to offset the gains to the extent of its loss carry-forwards in determining the amount of capital gains which must be distributed to its shareholders. To the extent that gains are offset in this manner, the Fund will not realize gains on the SPDR(R) Trust until such time as
the SPDRs are sold.          STATE AND LOCAL TAXES          Shareholders are
urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

From time to time, each Fund may advertise its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in a Fund or class after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of a Fund or class is calculated by dividing the net investment income per share (as defined by the SEC) earned by a Fund or class over a thirty-day period by the maximum offering price per share of a Fund or class on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by a Fund or class and, therefore, may not correlate to the dividends or other distributions paid
to shareholders.     With respect A Shares of a Fund, the performance
information normally reflects the effect of the maximum sales charge which, if excluded, would increase the total return and yield. Occasionally, performance information which does not reflect the effect of the sales charge may be quoted in advertising. With respect to B Shares of a Fund, the performance information normally reflects the effect of non-recurring charges, such as the CDSC, which,
if excluded, would increase the total return and yield.          With respect to
The Stellar Fund, Relative Value Fund and Growth Equity Fund, total return and yield will be calculated separately for Y Shares on the one hand, and A Shares and B Shares on the other hand. Because A Shares and B Shares are subject to a Rule 12b-1 fee, the total return and yield for Y Shares, for the same period, will exceed that of A Shares and B Shares.

From time to time, advertisements for a Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.


ADDRESSES
--------------------------------------------------------------------------------

               The Stellar Fund
               Star Relative Value Fund
               Star Market Capitalization Fund
               Star Growth Equity Fund
               Star Capital Appreciation Fund             5800 Corporate Drive
               Star International Equity Fund             Pittsburgh, Pennsylvania 15237-7010
---------------------------------------------------------------------------------------------
Distributor
               Federated Securities Corp.                 Federated Investors Tower
                                                          1001 Liberty Avenue
                                                          Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------
Investment Adviser
               Star Bank, N.A.                            425 Walnut Street
                                                          Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------
Custodian
               Star Bank, N.A.                            425 Walnut Street
                                                          Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent
               Star Bank, N.A.                            425 Walnut Street
                                                          Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------
Portfolio Accounting Services
               Federated Services Company                 Federated Investors Tower
                                                          1001 Liberty Avenue
                                                          Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------
Independent Public Accountants
               Arthur Andersen LLP                        2100 One PPG Place
                                                          Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------



Cusip 854911708 Cusip 854911609 Cusip 854911401 Cusip 854911823 Cusip 854911799
Cusip 854911864 Cusip 854911823 Cusip 854911807 Cusip 854911815 G00522-18 (3/98)
6000TR

                          --------------------------
                               STAR BANK, N.A.
                              Investment Adviser
                          --------------------------
                          FEDERATED SECURITIES CORP.
                                 Distributor
                          --------------------------





                                The Stellar Fund
                                      A Shares
                                  Y Shares

                         (A Portfolio of the Star Funds)

                       Statement of Additional Information










       This Statement of Additional Information should be read with the prospectus of the Stock Funds of the Star Funds dated March 31, 1998. This Statement is not a prospectus itself. To request a copy of the prospectus, free of charge, write to The Stellar Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010

                                              Statement dated March 31, 1998




























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                                     Star Bank, N.A.

                                    Investment Adviser
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                                Federated Securities Corp.

                                       Distributor



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30

Table of Contents
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General Information About the Fund    11
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Investment Objective and Policies     11
  Types of Investments                11
  Convertible Securities              11
  Collateralized Mortgage Obligations ("CMOs")                               22
  When-Issued and Delayed Delivery Transactions                               22
  Repurchase Agreements               22
  Restricted Securities               22
  Over-the-Counter Options            33
  Reverse Repurchase Agreements       33
  Zero-Coupon Securities              33
  Portfolio Turnover                  44

Investment Limitations                44
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Star Funds Management                 66
  Fund Ownership                      88
  Trustees' Compensation              99
  Trustee Liability                   99

Investment Advisory Services          99
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  Adviser to the Fund                 99
  Advisory Fees                       99

Brokerage Transactions              1010
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Administrative Services             1010

Custodian                           1010

Purchasing Shares                   1010
  Distribution Plan (A Shares)      1010
  Administrative Arrangements       1111
  Shareholder Services Plan         1111
  Conversion to Federal Funds       1111



Determining Net Asset Value         1111
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  Determining Market Value of Securities1111
  Trading in Foreign Securities     1111
  Exchanging Securities for Fund Shares12

Exchange Privilege                  1212
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  Requirements for Exchange         1212
  Making an Exchange                1212

Redeeming Shares                    1212
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  Redemption in Kind                1212
  Massachusetts Partnership Law       13

Tax Status                          1313
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  The Fund's Tax Status             1313
  Shareholders' Tax Status          1313

Total Return                        1313
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Yield                               1313

Performance Comparisons             1414
  Economic and Market Information   1515
  Financial Statements              1515

Appendix                        1616
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General Information About the Fund
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The Fund is a portfolio of the Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from Losantiville Funds to Star Funds.

Shares of the Fund are offered in two classes, A Shares and Y Shares (individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to both classes of the above-mentioned Shares of the Fund.

Investment Objective and Policies
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The Fund's investment objective is to maximize total return, a combination of dividend income and capital appreciation. The investment objective cannot be changed without the approval of shareholders. The policies described below may be changed by the Trustees without shareholder approval.
Shareholders will be notified before any material change in these policies becomes effective.

Types of Investments

Below are securities in which the Fund may invest from time to time.

    U.S. Government Obligations

     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are backed by:

      o  the full faith and credit of the U.S. Treasury;

      o  the issuer's right to borrow from the U.S. Treasury;

     o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

      o  the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

      o  Federal Home Loan Banks;

      o  Federal National Mortgage Association;

      o  Student Loan Marketing Association; and

      o  Federal Home Loan Mortgage Corporation.

Convertible Securities

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Collateralized Mortgage Obligations ("CMOs")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs--most of the CMOs in which the Fund invests use the same basic structure:

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four tranches of securities: the first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date and the final tranche (Z bonds) typically receives any excess income from the underlying investments after payments are made to the other tranches and receives no principal or interest payments until the shorter maturity tranches have been retired, but then receives all remaining principal and interest payments.

(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

(3) The tranches of securities are retired sequentially. All principal payments are directed first to the shortest-maturity tranche (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity tranche (or B bonds). This process continues until all of the tranches have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. One or more of the tranches often bear interest at an adjustable rate. The interest portion of these payments is distributed by the Fund as income, and the principal portion is reinvested.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled.

The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of an amount of more than 20% of the total value of its assets.

Repurchase Agreements

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

Restricted Securities

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that it is purchasing paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Funds' investment adviser, as liquid and not subject to the investment limitations applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

Over-the-Counter Options

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange.

Reverse Repurchase Agreements

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement. Zero-Coupon Securities

The Fund may invest in Zero-Coupon Securities. Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of Shares of the Fund may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer of holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificated or other evidence of ownership of the underlying U.S.
Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Portfolio Turnover

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the fiscal years ended November 30, 1997 and 1996, the Fund's portfolio turnover rates were 64% and 65%, respectively.

Investment Limitations
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     Selling Short and Buying on Margin

      The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

    Borrowing Money

      The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities.

      This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities would be inconvenient or disadvantageous. Interest paid on borrowed funds will not be available for investment. The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while any borrowings are outstanding.

    Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

    Diversification of Investments

      The Fund will not invest more than 5% of its total assets in the securities of any one issuer, except in cash or cash investments, securities guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such securities nor will it purchase more than 10% of any class of voting securities of any one issuer.

    Purchasing Securities to Exercise Control

      The Fund will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may acquire as much as 10% of the voting securities of an issuer and may exercise its voting power in the Fund's best interest. From time to time, the Fund, together with other investment companies advised by affiliates or subsidiaries of Star Bank, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the Fund and the other investment companies might collectively be considered to be in control of the company in which they have invested. Officers or affiliates of the Fund might possibly become directors of companies in which the Fund holds stock.

    Investing in New Issuers

      The Fund will not invest more than 5% of the value of its total assets in securities of issuers with records of less than three years of continuous operations, including the operation of any predecessor.

     Investing in Issuers Whose Securities are Owned by Officers and Trustees of the Trust

      The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment advisers owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

    Underwriting

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

    Investing in Real Estate

      The Fund will not invest in real estate, although it may invest in securities secured by real estate or interests in real estate.

    Investing in Commodities or Minerals

      The Fund will not purchase or sell commodities or commodity contracts. The Fund will not purchase or sell oil, gas, or other mineral development programs, except for precious metal securities as described in the prospectus.

    Lending Cash or Securities

      The Fund will not lend any of its assets, except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities permitted by its investment objective and policies.

    Concentration of Investments in one Industry

      The Fund will not invest more than 25% or more of the value of its total assets in one industry.

    Issuing Senior Securities

      The Fund will not issue senior securities except as permitted by its investment objective and policies.

    Dealing in Puts and Calls

      The Fund will not sell puts, calls, straddles or spreads or any combination of them, except as permitted by its investment policies as described in the prospectus.

    Restricted Securities

      The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.

    Investing in Securities of Other Investment Companies

      The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will not purchase or acquire any security issued by a registered closed-end investment company if immediately after the purchase or acquisition 10% or more of the voting securities of the closed-end investment company would be owned by the Fund and other investment companies having the same adviser and companies controlled by these investment companies. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in these securities would be subject to duplicate expenses.

The above investment limitations may not be changed without shareholder approval. The following investment limitation may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

    Investing in Illiquid Securities

      The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund did not borrow money in excess of 5% of the value of its net assets during the last fiscal year. Additionally, the Fund does not expect to borrow money or pledge securities, in excess of 5% of the value of its total assets in the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposit issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

In connection with investing in shares of other investment companies, it should be noted that investment companies incur certain expenses such as management fees, and, therefore, any investment by the Fund in such shares would be subject to customary expenses.

Star Funds Management
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Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Funds (as defined below).

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Thomas L. Conlan, Jr.*
2884 Lengel Road
Cincinnati, Ohio 45244
Birthdate:  May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

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Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.
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Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

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Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

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William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

--------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

--------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

--------------------------------------------------------------------------------
C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.

--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.

As of February 20, 1998, the following shareholder of record owned 5% or more of the Y Shares of the Fund: Firstcinco, Cincinnati, OH, acting in various capacities for numerous accounts, owned approximately 3,923,548 Shares (80.08%).

Trustees' Compensation

           NAME ,                                                AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales,**               $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,000
Trustee

Dr. Robert J. Hill,                 $7,500
Trustee

Dawn M. Hornback,                   $5,250
Trustee

Lawrence M. Turner,                 $5,250
Trustee

William H. Zimmer, III,             $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios.
** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
--------------------------------------------------------------------------------

Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Because of the internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer.

Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended November 30, 1997, 1996, and 1995, the Adviser earned $1,114,195, $1,078,738, and $1,082,338, respectively, none of which was voluntarily waived.

Brokerage Transactions
--------------------------------------------------------------------------------

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions.

They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1997, 1996, and 1995, the Fund paid total brokerage commissions of $145,306, $125,215, and $221,666, respectively.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each.

In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Administrative Services
--------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal year ended November 30, 1997, 1996, and 1995, the Fund incurred administrative service fees of $108,560, $113,861, and $125,852, respectively.

Custodian
--------------------------------------------------------------------------------
Star Bank is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's average daily net assets.

Purchasing Shares
--------------------------------------------------------------------------------
Except under certain circumstances described in the prospectus, Shares are sold at their net asset value plus a sales charge, if any, on days the New York Stock Exchange and the Federal Reserve Wire System are open for business.

Except under the circumstances described in the prospectus, the minimum initial investment in the Fund by an investor is $1,000. With respect to the A Shares, the minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing Shares is explained in the prospectus under "Investing in the Funds."

Distribution Plan (A Shares)

With respect to the A Shares ("Shares") of the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services.

The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives.

For the fiscal year ended November 30, 1997, the Fund paid $126,341 to the distributor on behalf of A Shares.

Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request.

Shareholder Services Plan

This arrangement permits the payment of fees to the Fund and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

For the fiscal years ended November 30, 1997, payments in the amount of $58,642 were made pursuant to the Shareholder Services Plan.

Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------
The net asset value generally changes each day. The days on which the net asset value is calculated by the Fund are described in the prospectus.

Determining Market Value of Securities

Market or fair values of the Fund's portfolio securities are determined as follows:

      o for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;

      o in the absence of recorded sales of equity securities, according to the mean between the last closing bid and asked prices and for bonds and other fixed income securities as determined by an independent pricing service;

      o  for unlisted equity securities, the latest bid prices; or

     o for all other securities, at fair value as determined in good faith by the Trustees.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Trust values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares of the Fund on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscriptions, or other rights attached to the securities become the property of the Fund, along with the securities.

Exchange Privilege
--------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement.

Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.

Redeeming Shares
-------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares."

Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate. Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

     o    invest in securities within certain statutory limits; and

     o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income.

    Capital Gains

      Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Shares.

Total Return
--------------------------------------------------------------------------------
   The Fund's average annual total returns for A Shares for the one and five year periods ended November 30, 1997, and for the period from October 18, 1991 (date of initial public investment), to November 30, 1997, were 6.91%, 9.79% and 9.38%, respectively.

The average annual total returns for Y Shares for the one year ended November 30, 1997, and for the period from April 11, 1994 (date of initial public investment) to November 30, 1997, were 12.22% and 11.63%, respectively.

The average annual total return for both classes of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable non-recurring fees, adjusted over the period by any additional Shares, assuming the reinvestment of all dividends and distributions.

Yield
--------------------------------------------------------------------------------
   The Fund's yield for A Shares for the thirty-day period ended November 30, 1997, was 1.93%. The Fund's yield for Y Shares for the thirty-day period ended November 30, 1997, was 2.27%.

The yield for both classes of Shares of the Fund is determined by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by either class of Shares over a thirty-day period by the maximum offering price per Share of either class of Shares on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by either class of Shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in either class of Shares, the performance will be reduced for those shareholders paying those fees.

Performance Comparisons
--------------------------------------------------------------------------------
The performance of both classes of Shares depends upon such variables as:

      o  portfolio quality;

      o  average portfolio maturity;

      o  type of instruments in which the portfolio is invested;

      o  changes in interest rates and market value of portfolio securities;

      o  changes in the Fund's or either class of Shares' expenses; and

      o  various other factors.

Either class of Shares' performance fluctuates on a daily basis largely because net earnings and the maximum offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of either class of Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

      o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "balanced" category in advertising and sales literature.

      o Dow Jones Industrial Average ("DJIA") represents share prices of selected blue-chip industrial corporations, as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.

      o Lehman Brothers Government/Corporate Total Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. Tracked by Shearson Lehman Brothers, Inc., the index has an average maturity of nine years. It calculates total return for one-month, three-month, twelve-month, and ten- year periods, and year-to-date.

      o Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

Advertisements and other sales literature for either class of Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in either class of Shares based on reinvestment of dividends over a specified period of time. Advertisements for A Shares may quote performance information which does not reflect the effect of the sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using either class' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, either class can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

Financial Statements

The financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1997. A copy of the Annual Report for the Fund may be obtained without charge by contacting Star Bank, N.A. at the address located on the back cover of the Stock Funds' Prospectus or by calling 1-800-677-FUND.

Appendix
--------------------------------------------------------------------------------
Standard and Poor's Ratings Group Corporate Bond Ratings

AAA-Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR-Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-):-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc., Corporate Bond Ratings

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

NR-Not rated by Moody's.

Fitch Investors Service, Inc., Long-Term Debt Ratings

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

NR-NR indicates that Fitch does not rate the specific issue.









































































Cusip  854911609
Cusip  854911708
1072404B (3/98)





                            Star Relative Value Fund
                                      A Shares
                                    B Shares
                                  Y Shares

                         (A Portfolio of the Star Funds)

                       Statement of Additional Information












    This Statement of Additional Information should be read with the prospectus of the Stock Funds of the Star Funds dated March 31, 1998. This Statement is not a prospectus itself. To request a copy of the prospectus, free of charge, write to Star Relative Value Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010

                                              Statement dated March 31, 1998







--------------------------------------------------------------------------------
                                             Star Bank, N.A.

                                           Investment Adviser
--------------------------------------------------------------------------------

                                       Federated Securities Corp.

                                              Distributor

--------------------------------------------------------------------------------
I
Table of Contents
--------------------------------------------------------------------------------

General Information about the Fund    11
--------------------------------------------------------------------------------
Investment Objective and Policies     11
  Types of Investments                11
  Convertible Securities              22
  When-Issued and Delayed Delivery Transactions                             22
  Temporary Investments               22
  Repurchase Agreements               22
  Restricted and Illiquid Securities  22
  Reverse Repurchase Agreements       33
  Portfolio Turnover                  33

Investment Limitations                33
--------------------------------------------------------------------------------

Star Funds Management                 55
  Fund Ownership                      88
  Trustees' Compensation              88
  Trustee Liability                   88

Investment Advisory Services          88
--------------------------------------------------------------------------------
  Adviser to the Fund                 88
  Advisory Fees                       99

Brokerage Transactions                99
--------------------------------------------------------------------------------

Administrative Services               99

Custodian                             99

Purchasing Shares                     99
  Distribution Plan (A Shares and B Shares)                   99
  Administrative Arrangements       1010
  Shareholder Services Plan         1010
  Conversion to Federal Funds       1010



Determining Net Asset Value         1010
--------------------------------------------------------------------------------
  Determining Market Value of Securities1010
  Trading in Foreign Securities     1010
  Exchanging Securities for Fund Shares1111

Exchange Privilege                  1111
--------------------------------------------------------------------------------
  Requirements for Exchange         1111
  Making an Exchange                1111

Redeeming Shares                    1111
--------------------------------------------------------------------------------
  Redemption in Kind                1111
  Massachusetts Partnership Law       12

Tax Status                          1212
--------------------------------------------------------------------------------
  The Fund's Tax Status             1212
  Foreign Taxes                     1212
  Shareholders' Tax Status          1212

Total Return                        1212
--------------------------------------------------------------------------------

Yield                               1313

Performance Comparisons             1313
  Economic and Market Information   1414
  Financial Statements              1414

Appendix                        1515
--------------------------------------------------------------------------------

General Information about the Fund
--------------------------------------------------------------------------------

The Fund is a portfolio of Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from Losantiville Funds to Star Funds and changing the Fund's name from Losantiville Relative Value Fund to Star Relative Value Fund.

Shares of the Fund are offered in three classes: A Shares, B Shares and Y Shares (individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to each of the above-mentioned Shares of the Fund.

Investment Objective and Policies
--------------------------------------------------------------------------------

The Fund's investment objective is to obtain the highest total return, a combination of income and capital appreciation, as is consistent with reasonable risk. The investment objective cannot be changed without the approval of shareholders. The policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Types of Investments

Although the Fund may invest in other securities of these companies and in short-term money market instruments, it is the Fund's policy to invest at least 70% of its portfolio in common stocks of high-quality companies. Below are other securities in which the Fund may invest from time to time.

U.S. Government Obligations

     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are backed by:

      o  the full faith and credit of the U.S. Treasury;

      o  the issuer's right to borrow from the U.S. Treasury;

     o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

      o  the credit of they agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

      o  Federal Home Loan Banks;

      o  Federal National Mortgage Association;

      o  Student Loan Marketing Association; and

      o  Federal Home Loan Mortgage Corporation.

Bank Instruments

In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, and bankers' acceptances, the Fund may invest in:

     o Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks;

     o Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

     o Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and

     o Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

Convertible Securities

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investments potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and maintained until the transaction is settled.

The Fund may engage in these transactions to an extent that would cause the segregation of an amount up to 20% of the total value of its assets.

Temporary Investments

The Fund may also invest in temporary investments from time to time for defensive purposes.

The Fund may invest in money market instruments such as:

      o instruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is federally insured; or

      o commercial paper rated A-1 by Standard and Poor's Corporation, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc.

Repurchase Agreements

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

Restricted and Illiquid Securities

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:

      o  the frequency of trades and quotes for the security;

     o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

      o  dealer undertakings to make a market in the security; and

      o  the nature of the security and the nature of the marketplace trades.

Reverse Repurchase Agreements

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

Portfolio Turnover

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the fiscal years ended November 30, 1997 and 1996, the Fund's portfolio turnover rates were 18% and 16%, respectively.

Investment Limitations
--------------------------------------------------------------------------------
Selling Short and Buying on Margin

      The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

    Issuing Senior Securities and Borrowing Money

      The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

    Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

    Diversification of Investments

      The Fund will not invest more than 5% of its total assets in the securities of any one issuer, except in cash or cash investments, securities guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such securities.

    Acquiring Securities

      The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.

    Purchasing Securities to Exercise Control

      The Fund will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may acquire up to 10% of the voting securities of an issuer and may exercise its voting power in the Fund's best interest. From time to time, the Fund, together with other investment companies advised by affiliates or subsidiaries of Star Bank, N.A., may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the Fund and the other investment companies might collectively be considered to be in control of the company in which they have invested.

    Purchasing Securities of Other Issuers

      The Fund will not purchase securities of other investment companies, except:

     o by purchase in the open market involving only customary brokerage commissions; or

     o    as  part  of  a  merger,  consolidation,   reorganization,   or  other
          acquisition.

    Investing in New Issuers

      The Fund will not invest more than 5% of the value of its total assets in securities of issuers with records of less than three years of continuous operations, including the operation of any predecessor.

     Investing in Issuers Whose Securities are Owned by Officers and Trustees of the Trust

      The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

    Underwriting

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

    Investing in Real Estate

      The Fund will not invest in real estate, although it may invest in securities secured by real estate or interests in real estate.

    Investing in Commodities or Minerals

      The Fund will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral development programs.

    Lending Cash or Securities

      The Fund will not lend any of its assets, except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities permitted by its investment objective and policies.

    Concentration of Investments in one Industry

      The Fund will not invest 25% or more of the value of its total assets in one industry. However, investing in U.S. government obligations shall not be considered investments in any one industry.

    Dealing in Puts and Calls

      The Fund will not write, purchase or sell puts, calls, straddles or spreads or any combination of them.

    Restricted Securities

      The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.

The above limitations cannot be changed without shareholder approval. The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

    Investing in Illiquid Securities

      The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain restricted securities not determined to be liquid under criteria established by the Trustees.

    Foreign Securities

      The Fund will not invest more than 10% of its total assets in securities of foreign issuers.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposit issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so in the coming fiscal year.

In connection with investing in shares of other investment companies, it should be noted that investment companies incur certain expenses such as management fees, and, therefore, any investment by the Fund in such shares would be subject
to        duplicate        expenses.         Star        Funds        Management
-------------------------------------------------------------------------------

Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company,
Federated   Administrative   Services,  or  the  Funds  (as  defined  below).
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.* 2884 Lengel Road Cincinnati, Ohio 45244 Birthdate: May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

--------------------------------------------------------------------------------

Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

--------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

--------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

-------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

--------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

--------------------------------------------------------------------------------

William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

--------------------------------------------------------------------------------
C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.


--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations.
--------------------------------------------------------------------------------
** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.

As of February 20, 1998, the following shareholder of record owned 5% or more of the A Shares of the Fund: Strafe & Co., for the benefit of Southern Ohio Medical Center Pension Fund, Westerville, OH, owned approximately 146,727 Shares (8.37%).

As of February 20, 1998, the following shareholder of record owned 5% or more of the Y Shares of the Fund: Firstcinco, Cincinnati, OH, acting in various capacities for numerous accounts, owned approximately 10,936,605 Shares (73.92%).

Officers And Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales,**               $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,500
Trustee

Dr. Robert J. Hill,                 $7,000
Trustee

Dawn M. Hornback,                   $5,250
Trustee

Lawrence M. Turner,                 $5,250
Trustee

William H. Zimmer, III,             $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios.
** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
--------------------------------------------------------------------------------
Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

For the fiscal years ended November 30, 1997, 1996, and 1995, the Fund paid the Adviser $2,220,214, $1,249,213, and $757,591, respectively, none of which was voluntarily waived.

Brokerage Transactions
-------------------------------------------------------------------------------
The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1997, 1996, and 1995, the Fund paid total brokerage commissions of $218,211, $146,237, and $151,942, respectively.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Administrative Services
-------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended November 30, 1997, 1996, and 1995, the Fund incurred administrative service fees of $273,396, $166,585, and $110,983, respectively.

Custodian
--------------------------------------------------------------------------------
Star Bank is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's average daily net assets.

Purchasing Shares
--------------------------------------------------------------------------------
Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. The minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Funds."

Distribution Plan (A Shares and B Shares)

With respect to the A Shares and B Shares ("Shares") of the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of Shares so as to allow the Fund to achieve economic liability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

For the fiscal year ended November 30, 1997, the Fund paid $22,038 to the distributor on behalf of A Shares.

Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request.

Shareholder Services Plan

This arrangement permits the payment of fees to the Fund and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

For the fiscal year ended November 30, 1997, payments in the amount of $148,014 were made pursuant to the Shareholder Services Plan.

Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------
The net asset value generally changes each day. The days on which the net asset value is calculated by the Fund are described in the prospectus.

Determining Market Value of Securities

Market or fair values of the Fund's portfolio securities are determined as follows:

      o for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;

      o in the absence of recorded sales of equity securities, according to the mean between the last closing bid and ask prices and for bonds and other fixed income securities as determined by an independent pricing service;

      o  for unlisted equity securities, the latest bid prices; or

     o for all other securities, at fair value as determined in good faith by the Trustees.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of shares of the Fund on the day the securities are valued. One Share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscriptions, or other rights attached to the securities become the property of the Fund, along with the securities.

Exchange Privilege
--------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement.

Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.

Redeeming Shares
--------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Shareholder redemptions of B Shares may be subject to a contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset values. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares."

Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

      o  invest in securities within certain statutory limits; and

     o distribute to its shareholders at least 90% of its net income earned during the year.

Foreign Taxes

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Otherwise, these dividends and any short-term capital gains are taxable as ordinary income.

    Capital Gains

         Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Fund shares.

Total Return
--------------------------------------------------------------------------------
The Fund's average annual total return for A Shares for the one year and five year periods ended November 30, 1997, and for the period from June 5, 1991 (date of initial public investment), to November 30, 1997, were 21.93% 19.05% and 16.15%, respectively.

The Fund's average annual total return for Y Shares for the period from August 18, 1997 (date of initial public investment), to November 30, 1997, was 3.93%.

The average annual total return for each class of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the maximum net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the quarterly reinvestment of all dividends and distributions.

Yield
--------------------------------------------------------------------------------
The Fund's yields for A Shares and Y Shares for the thirty-day period ended November 30, 1997, were 0.95% and 1.24%, respectively.

The yield for each class of Shares of the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by each class of Shares over a thirty-day period by the maximum offering price per Share of each class of Shares on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by each class of Shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in each class of Shares, the performance will be reduced for those shareholders paying those fees.

Performance Comparisons
-------------------------------------------------------------------------------
The performance of each class of Shares depends upon such variables as:

      o  portfolio quality;

      o  average portfolio maturity;

      o  type of instruments in which the portfolio is invested;

      o  changes in interest rates and market value of portfolio securities;

      o  changes in Fund or a class' expenses; and

      o  various other factors.

Each class of Shares' performance fluctuates on a daily basis largely because net earnings and the maximum offering price per Share fluctuate daily. Both net earnings and the maximum offering price per Share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of each class of Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

      o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "growth and income" category in advertising and sales literature.

      o Dow Jones Industrial Average ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.

      o Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

Advertisements and other sales literature for each class of Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in each class of Shares based on reinvestment of dividends over a specified period of time. Advertisements for A Shares or B Shares may quote performance information which does not reflect the effect of the sales charge or contingent deferred sales charge, respectively.

Advertising and other promotional literature may include charts, graphs and other illustrations using each class' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, each class can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available. Financial Statements

The Fund's financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference from the Fund's Annual Reports dated November 30, 1997. A copy of the Annual Report for the Funds may be obtained without charge by contacting Star Bank, N.A. at the address located on the back cover of the Stock Funds' Prospectus or by calling 1-800-677-FUND.

Appendix
--------------------------------------------------------------------------------
Standard and Poor's Ratings Group Corporate Bond Ratings

AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Moody's Investors Service, Inc., Corporate Bond Ratings

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Fitch Investors Service, Inc., Long-Term Debt Ratings

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the

AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.























Cusip 854911401
110906B (3/98)





                         Star Market Capitalization Fund
                                    C Shares

                           (A Portfolio of Star Funds)

                       Statement of Additional Information












    This Statement of Additional Information should be read with the prospectus of the Star Market Capitalization Fund dated March 31, 1998. This Statement is not a prospectus itself. To receive a copy of the prospectus, free of charge, write to Star Market Capitalization Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010



                                              Statement dated March 31, 1998





















--------------------------------------------------------------------------------
                                             Star Bank, N.A.

                                           Investment Adviser
--------------------------------------------------------------------------------

                                       Federated Securities Corp.

                                              Distributor

II


II

Table of Contents

General Information About the Fund    11
-------------------------------------------------------------------------------
Investment Objective and Policies     11
  Types of Investments                11
  When-Issued and Delayed Delivery Transactions                    33
  Lending of Portfolio Securities     33
  Reverse Repurchase Agreements       33
  Portfolio Turnover                  33

Investment Limitations                33
--------------------------------------------------------------------------------
Star Funds Management                 55
  Fund Ownership                      77
  Trustees' Compensation               8
  Trustee Liability                   88

Investment Advisory Services          88
--------------------------------------------------------------------------------

  Adviser to the Fund                 88
  Advisory Fees                       88

Brokerage Transactions                88
--------------------------------------------------------------------------------

Administrative Services               99

Custodian                             99

Purchasing Shares                     99
  Exchanging Securities for Fund Shares99
  Distribution Plan                 1010
  Administrative Arrangements       1010
  Shareholder Services Plan         1010
  Conversion to Federal Funds       1010



Determining Net Asset Value         1010
--------------------------------------------------------------------------------
  Determining Market Value of Securities1010
  Trading in Foreign Securities     1111

Exchange Privilege                  1111
--------------------------------------------------------------------------------
  Requirements for Exchange         1111
  Making an Exchange                1111

Redeeming Shares                    1111
--------------------------------------------------------------------------------
  Redemption in Kind                1111
  Massachusetts Partnership Law     1212

Tax Status                          1212
--------------------------------------------------------------------------------
  The Fund's Tax Status             1212
  Shareholders' Tax Status          1212

Total Return                        1212
--------------------------------------------------------------------------------

Yield                               1212

Performance Comparisons             1313
  Economic and Market Information   1414

Standard & Poor's               1414
--------------------------------------------------------------------------------

General Information About the Fund
--------------------------------------------------------------------------------

The Fund is a portfolio of the Star Funds ("Trust"). The Trust was established was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1,1993, from Losantiville Funds to Star Funds.

Shares of the Fund are offered in one class: C Shares ("Shares").

Investment Objective and Policies of the Fund
--------------------------------------------------------------------------------

The investment objective of the Fund is to provide total return that approximates the aggregate price and dividend yield of publicly-traded common stocks, by duplicating the composition of the Index. The Fund's investment objectives cannot be changed without the approval of that Fund's shareholders. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees (hereinafter referred to as the "Board") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. The following discussion supplements the description of the Fund's investment policies in the prospectus.

Types of Investments

In addition to the common stocks described in the prospectus, the Fund may also invest in money market instruments and U.S. government obligations and securities in such proportions as, in the judgment of the managers, prevailing market conditions warrant.

    Money Market Instruments

      The Fund may invest in the following money market instruments:

          instruments of domestic and foreign banks and savings associations having capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and

          prime commercial paper (rated A-1 by Standard and Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service).

    Repurchase Agreements

      When purchasing U.S. government securities pursuant to repurchase agreements, in the event that a defaulting seller of the securities filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's managers to be creditworthy pursuant to guidelines established by the Trustees. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily.

    U.S. Government Obligations

The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

          the full faith and credit of the U.S. Treasury;

          the issuer's right to borrow from the U.S. Treasury;

     the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

          the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

      The Farm Credit System, including the National Bank for Cooperatives,

          Farm Credit Banks, and Banks for Cooperatives;

          Federal Home Loan Banks;

          Farmers Home Administration; and

          Federal National Mortgage Association

    Variable Rate U.S. Government Securities

      In the case of certain U.S. government securities purchased by the Fund that carry variable interest rates, these rates will reduce the changes in the market value of such securities from their original purchase prices.

      Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.

    Stock Index Futures and Options

      The Fund may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of the Fund's portfolio and potentially reducing transactional costs. The Fund may not use stock index futures contracts and options for speculative purposes.

      As a means of reducing fluctuations in the net asset value of Shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio through the purchase of listed put options on stocks, stock indices, and stock index futures contracts. These options will be used only as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

      The Fund may also write covered call options. As the writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

      The Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or expired.

      The Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract. In general, contracts are closed out prior to their expiration. The Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or U.S. government securities approximately equal to 5-10% of the contract value. This amount is known as "initial margin", and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins", and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." The Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because both the initial and variation margin resemble a performance bond or good faith deposit on the contract, they are returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since futures contracts margin does not involve the borrowing of funds to finance the transaction.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Lending of Portfolio Securities

The Fund may lend its portfolio securities up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the sub-manager has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned.

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Reverse Repurchase Agreements

The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and maintained until the transaction is settled.

Portfolio Turnover

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. It is anticipated that the turnover rate for the Fund will be 100%.

Investment Limitations
--------------------------------------------------------------------------------
Investing in Commodities

      The Fund will not purchase or sell commodities. However, the Fund may purchase put options on stock index futures, put options on financial futures, and stock index futures contracts.

    Selling Short and Buying on Margin

      The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures and put options on financial futures, but may obtain such short-term credits as are necessary for the clearance of transactions.

    Lending Cash or Securities

      The Fund will not lend any of its assets except portfolio securities, the market value of which does not exceed one-third of the total value of the Fund's assets. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objective and policies or the Declaration of Trust of the Trust.

    Underwriting

      The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

     Investing in Issuers Whose Securities are Owned by Officers and Trustees of the Trust

      The Fund will not purchase or retain the securities of any issuer in which the Trustees of the Trust or the Fund's investment adviser own a substantial financial interest.

    Issuing Senior Securities and Borrowing Money

      The Fund will not issue senior securities, except as permitted by its investment objective and policies, and except that the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure the completion of the reverse repurchase agreements.
    Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of the total assets at the time of the borrowing.

    Diversification of Investments

      With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities of investment companies, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of any one issuer.

    Concentration of Investments

      The Fund will not invest 25% or more of the value of its total assets in any one industry (other than investment companies and securities issued by the U.S. government, its agencies or instrumentalities).

    Investing in Real Estate

      The Fund will not buy or sell real estate, although it may invest in the marketable securities of companies whose business involves the purchase or sale of real estate or in marketable securities which are secured by real estate or interests in real estate.

    Investing in Restricted Securities

      The Fund will not invest more than 5% of its total assets in restricted securities except for restricted securities determined by the Fund's manager to be liquid under criteria established by the Fund's
      Trustees.

The above investment limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

    Investing in Illiquid Securities

      The Fund will not invest more than 15% of its net assets in securities which are illiquid, including certain restricted securities and repurchase agreements providing for settlement more than seven days after notice.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does expect to borrow money or pledge securities in excess of 5% of the value of its net assets during the this fiscal year, and does not expect to do so during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items". Star Funds Management
--------------------------------------------------------------------------------
Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Fund (as defined below).
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.* 2884 Lengel Road Cincinnati, Ohio 45244 Birthdate: May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

--------------------------------------------------------------------------------
Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

-------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

--------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

--------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

--------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

--------------------------------------------------------------------------------
William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

--------------------------------------------------------------------------------

C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.

--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.

As of February 20, 1998, the following shareholders of record owned 5% or more of the Shares of the Fund: Firstcinco, Cincinnati, OH, owned approximately 562,455 Shares (93.07%); and Columbus PT REIN, Cincinnati, OH, owned approximately 32,225 Shares (5.33%).

Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
-------------------------------------------------------------------------------

Thomas L. Conlan, Jr., **           $0

Trustee



Edward C. Gonzales, **              $0

President, Treasurer and Trustee



Dr. Alfred Gottschalk,              $7,000

Trustee



Dr. Robert J. Hill,                 $7,500

Trustee



Dawn M. Hornback,          $5,250

Trustee



Lawrence M. Turner,        $5,250

Trustee



William H. Zimmer, III,    $7,500

Trustee
     ---------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.

# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios.

** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Investment Advisory Services
--------------------------------------------------------------------------------
Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of the internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer. Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. Brokerage Transactions
--------------------------------------------------------------------------------
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund. Administrative Services
--------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for the fees set forth in the
prospectus.                                                            Custodian
--------------------------------------------------------------------------------
Star  Bank is  custodian  for the  securities  and cash of the  Fund.  Under the
Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's
average        daily       net        assets.        Purchasing        Shares
--------------------------------------------------------------------------------
Except under certain circumstances described in the prospectus, Shares of the Fund are sold at their net asset value plus a sales charge, on days the New York Stock Exchange and the Federal Reserve Wire System are open for business.

Except under the circumstances described in the prospectus, the minimum initial investment in the Fund by an investor is $25,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in the Funds."

Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares of the Fund on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities.

Distribution Plan

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request.

Shareholder Services Plan

This arrangement permits the payment of fees to Star Bank and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------
The net asset value generally changes each day. The days on which the net asset value is calculated by the Fund are described in the prospectus.

Determining Market Value of Securities

Market or fair values of the Fund's portfolio securities will be determined as follows:
          for equity securities, according to the last sale price on a national securities exchange, if applicable;

          in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

          for unlisted equity securities, latest bid prices;

          for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

          for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of options trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

The underlying fund in which the Fund invests value securities in their portfolios for which market quotations are readily available, at their current market value (generally the last reported sale price) or if such values are unavailable, at the fair value pursuant to methods established in good faith by the Trustees of the SPDR Trust.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, an underlying fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the underlying fund's board of directors, although the actual calculation may be done by others.

Exchange Privilege
--------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement.

Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.

Redeeming Shares
-------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares."

Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

          o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

          o    invest in securities within certain statutory limits; and

          o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation and to the extent designated by the Fund as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income.

    Capital Gains

    Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Fund Shares.

Total Return
--------------------------------------------------------------------------------
The average annual total return for C Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable non-recurring fees, adjusted over the period by any additional Shares, assuming the reinvestment of all dividends and distributions.

Yield
--------------------------------------------------------------------------------
The yield for C Shares is determined by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by C Shares over a thirty-day period by the maximum offering price per Share of the Fund on the last day of the period. This value is then annualized using semi- annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by C Shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in C Shares, the performance will be reduced for those shareholders paying those fees.

Performance Comparisons
--------------------------------------------------------------------------------
The performance of C Shares depends upon such variables as:

    portfolio quality;

    average portfolio maturity;

    type of instruments in which the portfolio is invested;

    changes in interest rates and market value of portfolio securities;

    changes in Fund expenses;

    the relative amount of Fund cash flow; and

    various other factors.

C Shares' performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of C Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "index funds" category in advertising and sales literature.

Dow Jones Industrial Average ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for C Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in C Shares based on reinvestment of dividends over a specified period of time.

Advertisements may quote performance information which does not reflect the effect of the contingent deferred sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, C Shares can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available. Standard & Poor's
--------------------------------------------------------------------------------
The Fund is not sponsored, endorsed, sold or promoted by, or affiliated with, Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Federated Securities Corp. (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein in connection with the rights licensed hereunder or for any other use. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

        CUSIP 854911799
     G00522-15  (3/98)






                             Star Growth Equity Fund
                                      B Shares
                                  Y Shares

                         (A Portfolio of the Star Funds)

                       Statement of Additional Information












    This Statement of Additional Information should be read with the prospectus of the Stock Funds of the Star Funds dated March 31, 1998. This Statement is not a prospectus itself. To request a copy of the prospectus, free of charge, write to Star Growth Equity Fund (the "Fund") or call
    1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010


                                              Statement dated March 31, 1998



















--------------------------------------------------------------------------------
                                             Star Bank, N.A.

                                           Investment Adviser
--------------------------------------------------------------------------------

                                       Federated Securities Corp.

                                              Distributor

--------------------------------------------------------------------------------
I
Table of Contents
--------------------------------------------------------------------------------

Table of Contents                     11
--------------------------------------------------------------------------------
General Information about the Fund    11

Investment Objective and Policies     11
  Convertible Securities              11
  Collateralized Mortgage Obligations ("CMOs")                              11
  Warrants                            22
  When-Issued and Delayed Delivery Transactions                             22
  Repurchase Agreements               22
  Restricted and Illiquid Securities  22
  Futures and Options Transactions    33
  Futures Contracts                   33
  "Margin" In Futures Transactions    33
  Put Options on Financial Futures Contracts                                  33
  Call Options on Financial and
   Stock Index Futures Contracts      44
  Stock Index Options                 44
  Over-the-Counter Options            44
  Reverse Repurchase Agreements       44
  Zero-Coupon Securities              55
  Portfolio Turnover                  55

Investment Limitations                55
--------------------------------------------------------------------------------
Star Funds Management                  7
  Fund Ownership                    1010
  Trustees' Compensation            1010
  Trustee Liability                 1010

Investment Advisory Services        1010
--------------------------------------------------------------------------------
Adviser to the Fund               1010
  Advisory Fees                     1010

Brokerage Transactions                11
--------------------------------------------------------------------------------
Administrative Services             1111



Custodian                           1111

Purchasing Shares                   1111
  Distribution Plan (B Shares)      1212
  Administrative Arrangements       1212
  Shareholder Services Plan         1212
  Conversion to Federal Funds       1212

Determining Net Asset Value         1212
-------------------------------------------------------------------------------
  Determining Market Value of Securities1212
  Trading in Foreign Securities     1313
  Exchanging Securities for Fund Shares1313

Exchange Privilege                  1313
-------------------------------------------------------------------------------
  Requirements for Exchange         1313
  Making an Exchange                1313

Redeeming Shares                    1414
--------------------------------------------------------------------------------
  Redemption in Kind                1414
  Massachusetts Partnership Law     1414

Tax Status                          1414
--------------------------------------------------------------------------------
  The Fund's Tax Status             1414
  Foreign Taxes                     1414
  Shareholders' Tax Status          1515

Total Return                        1515
--------------------------------------------------------------------------------

Yield                               1515

Performance Comparisons             1515
  Economic and Market Information   1616
  Financial Statements              1616

Appendix                          17
--------------------------------------------------------------------------------

General Information about the Fund
--------------------------------------------------------------------------------

The Fund is a portfolio of Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest representing interests in separate portfolios of securities. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from Losantiville Funds to Star Funds.

Shares of the Fund are offered in two classes: B Shares and Y Shares (individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to both of thet above-mentioned Shares of the Fund.

Investment Objective and Policies
--------------------------------------------------------------------------------

The Fund's investment objective is to maximize capital appreciation. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Convertible Securities

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Collateralized Mortgage Obligations ("CMOs")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs--most of the CMOs in which the Fund invests use the same basic structure:

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four tranches of securities: the first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date and the final tranche (Z bonds) typically receives any excess income from the underlying investments after payments are made to the other tranches and receives no principal or interest payments until the shorter maturity tranches have been retired, but then receives all remaining principal and interest payments.

(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

(3) The tranches of securities are retired sequentially. All principal payments are directed first to the shortest-maturity tranche (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity tranche (or B bonds). This process continues until all of the tranches have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. One or more of the tranches often bear interest at an adjustable rate. The interest portion of these payments is distributed by the Fund as income, and the principal portion is reinvested.

Warrants

The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants required in units or attached to securities may be deemed to be without value for purposes of this policy.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Repurchase Agreements

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

Restricted and Illiquid Securities

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:

      o  the frequency of trades and quotes for the security;

     o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

      o  dealer undertakings to make a market in the security; and

      o  the nature of the security and the nature of the marketplace trades.

Futures and Options Transactions

As a means of reducing fluctuations in the net asset value of Shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and put options on financial futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.

Futures Contracts

The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. The Fund also may purchase and sell stock index futures to hedge against changes in prices. The Fund will not engage in futures transactions for speculative purposes.

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

"Margin" In Futures Transactions

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market."

Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Put Options on Financial Futures Contracts

The Fund may purchase listed put options on financial futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Call Options on Financial and Stock Index Futures Contracts

In addition to purchasing put options on futures, the Fund may write listed and over-the-counter call options on financial and stock index futures contracts (including cash-settled stock index options) to hedge its portfolio against an increase in market interest rates or a decrease in stock prices. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities. Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Stock Index Options

The Fund may purchase put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund's adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Over-the-Counter Options

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange.

Reverse Repurchase Agreements

The Fund may also enter into reverse repurchase agreements pursuant to a fundamental policy. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. Zero-Coupon Securities

The Fund may invest in Zero-Coupon Securities. Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of Shares of the Fund may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer of holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificated or other evidence of ownership of the underlying U.S.
Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.
Portfolio Turnover

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the fiscal years ended November 30, 1997 and 1996, the Fund's portfolio turnover rates were 60% and 96%, respectively.

Investment Limitations
--------------------------------------------------------------------------------
Selling Short and Buying on Margin

      The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

    Issuing Senior Securities and Borrowing Money

      The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed; and except to the extent that the Fund may enter into futures contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings and reverse repurchase agreements in excess of 5% of its total assets are outstanding.

    Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the pledge. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

    Diversification of Investments

      With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of any one issuer.

    Underwriting

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

    Investing in Real Estate

      The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

    Investing in Commodities

      The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

    Lending Cash or Securities

      The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

    Concentration of Investments

      The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).

  The above investment limitations cannot be changed without shareholder approval. The following investment limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

    Investing in Securities of Other Investment Companies

      The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, and invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.

    Investing in Illiquid Securities

      The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined by the Trustees to be liquid.

    Purchasing Securities to Exercise Control

      The Fund will not purchase securities of a company for the purpose of exercising control or management.

    Writing Covered Call Options

      The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does not expect to borrow money or pledge securities in excess of 5% of the value of its total assets in the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

As a matter of operating policy, which may be changed without shareholder approval, the Fund will limit the margin deposits on futures contract and options entered into by the Fund to 5% of its net assets.

Star                             Funds                             Management
--------------------------------------------------------------------------------
Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Funds (as defined below).
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.* 2884 Lengel Road Cincinnati, Ohio 45244 Birthdate: May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

--------------------------------------------------------------------------------
Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

--------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

--------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

--------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

-------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

--------------------------------------------------------------------------------

William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

--------------------------------------------------------------------------------
C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.

--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.

As of February 20, 1998, the following shareholder of record owned 5% or more of the B Shares of the Fund: Strafe & Co. for the benefit of Southern Ohio Medical Center Pension Fund, Westerville, OH, owned approximately 192,555 Shares (6.42%).

As of February 20, 1998, the following shareholder of record owned 5% or more of the Y Shares of the Fund: Firstcinco, Cincinnati, OH, acting in various capacities for numerous accounts, owned approximately 5,448,463 Shares (82.40%).

Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales, **              $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,000
Trustee

Dr. Robert J. Hill,                 $7,500
Trustee

Dawn M. Hornback,                   $5,250
Trustee

Lawrence M. Turner,                 $5,250
Trustee

William H. Zimmer, III,             $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios.
** This Trustee is deemed to be an "interested person" as defined in the
   Investment Company Act of 1940.
Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
--------------------------------------------------------------------------------
Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Because of internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer. Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended November
30, 1997 and 1996, and for the period from December 12, 1994 (date of initial public investment) to November 30, 1995, the Fund's Adviser earned
$946,601, $455,889 and $260,092, respectively.
Brokerage Transactions
--------------------------------------------------------------------------------
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1997 and 1996, and for the period from December 12, 1994 (date of initial public investment) to November 30, 1995, the Fund paid total brokerage commissions of $274,875, $267,175, and $269,626, respectively.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

This arrangement is not part of the advisory contract and may be amended or rescinded in the future.

Administrative Services
--------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended November 30, 1997, 1996, and for the period from November 10, 1994 (start of business) to November 30, 1995, the Fund incurred administrative service fees of $116,489, $60,748, and $48,359 respectively, of which $0, $0 and $10,470, were voluntarily waived.

Custodian
--------------------------------------------------------------------------------
Star Bank is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's average daily net assets.

Purchasing Shares
-------------------------------------------------------------------------------
Except under certain circumstances described in the prospectus, Shares are sold at their net asset value, on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. Except under the circumstances described in the prospectus, the minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in the Funds."

Distribution Plan (B Shares)

With respect to the B Shares ("Shares") of the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

For the fiscal year ended November 30, 1997, payments were made pursuant to the Plan in the amount of $25,307.

Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request.

Shareholder Services Plan

This arrangement permits the payment of fees to the Fund and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

For the fiscal year ended November 30, 1997, payments were made pursuant to the Shareholder Services Plan in the amount of $49,569 and $13,538 for B Shares and Y Shares, respectively.

Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------
The net asset value generally changes each day. The days on which the net asset value is calculated by the Fund are described in the prospectus.

Determining Market Value of Securities

Market or fair values of the Fund's portfolio securities are determined as follows:

     o a for equity securities, according to the last sale price on a national securities exchange, if applicable;

      o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

      o  for unlisted equity securities, latest bid prices;

     o for bonds and other fixed income securities, as determined by an independent pricing service;

      o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

     o for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of options trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

Over-the-counter put options will be valued at the mean between the bid and the asked prices. Covered call options will be valued at the last sale price on the national exchange on which such option is traded. Unlisted call options will be valued at the latest bid price as provided by brokers.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares of the Fund on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscriptions, or other rights attached to the securities become the property of the Fund, along with the securities.

Exchange Privilege
-------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement.

Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.

Redeeming Shares
--------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Shareholder redemptions of B Shares may be subject to a contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset values. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares."

Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate. Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

      o  invest in securities within certain statutory limits; and

     o distribute to its shareholders at least 90% of its net income earned during the year.

Foreign Taxes

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation and to the extent designated by the Fund as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income.

    Capital Gains

    Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Fund Shares.

Total Return
--------------------------------------------------------------------------------
For the one year ended November 30, 1997 and for the period from December 12, 1994 (date of initial public investment) to November 30, 1997, the average annual total returns for the B Shares of the Fund were 17.22% and 26.00%, respectively.

For the period from September 2, 1997 (date of initial public investment) to November 30, 1997, the average annual total return for the Y Shares was 4.59%.

The average annual total return for both classes of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable non-recurring fees, adjusted over the period by any additional Shares, assuming the reinvestment of all dividends and distributions.

Yield
--------------------------------------------------------------------------------
The Fund's yields for B Shares and Y Shares for the thirty-day period ended November 30, 1997, were 0.35% and 0.59%, respectively.

The yield for both classes of Shares of the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by either class of Shares over a thirty-day period by the maximum offering price per Share of either class of Shares on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by either class of Shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in either class of Shares, the performance will be reduced for those shareholders paying
those                fees.                Performance                Comparisons
--------------------------------------------------------------------------------
The performance of both classes of Shares depends upon such variables as:

      o  portfolio quality;

      o  average portfolio maturity;

      o  type of instruments in which the portfolio is invested;

      o  changes in interest rates and market value of portfolio securities;

      o  changes in the Fund's or a class' expenses; and

      o  various other factors.

Either class of Shares' performance fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of either class of Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

      o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "growth" category in advertising and sale literature.

      o Standard & Poor's Daily Stock Price Indices of 500 and 400 Common Stocks are composite indices of common stocks in industry, transportation, and financial and public utility companies that can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's indices assume reinvestments of all dividends paid by stocks listed on its indices. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

Advertisements and other sales literature for either class of Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in either class of Shares based on reinvestment of dividends over a specified period of time.

Advertisements for B Shares may quote performance information which does not reflect the effect of the contingent deferred sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using either class' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, either class can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts,
certificates of deposit, and Treasury bills.     Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available. Financial Statements

The financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1997. A copy of the Annual Report for the Fund may be obtained without charge by contacting Star Bank, N.A. at the address located on the back cover of the Stock Funds' Prospectus or by calling 1-800-677-FUND.

Appendix
--------------------------------------------------------------------------------
Standard and Poor's Ratings Group Corporate Bond Ratings

AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B--Debt rated BB or B, is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates a low degree of speculation.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-):--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc., Corporate Bond Ratings

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR--Not rated by Moody's.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc., Long-Term Debt Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of those bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Standard and Poor's Ratings Group Commercial Paper Ratings

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc., Commercial Paper Ratings

PRIME-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Investors Service, Inc., Short-Term Ratings

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned to this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the F-1+ and F-1 categories.



Cusip  854911864
G00522-04 (3/98)






                         Star Capital Appreciation Fund
                                    A Shares

                         (A Portfolio of the Star Funds)

                       Statement of Additional Information












    This Statement of Additional Information should be read with the prospectus of the Stock Funds of the Star Funds dated March 31, 1998. This Statement is not a prospectus itself. To request a copy of the prospectus, free of charge, write to Star Capital Appreciation Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010


                                              Statement dated March 31, 1998



























--------------------------------------------------------------------------------
                                             Star Bank, N.A.

                                           Investment Adviser
--------------------------------------------------------------------------------

                                       Federated Securities Corp.

                           Distributor

--------------------------------------------------------------------------------
                                                                           I
Table of Contents
--------------------------------------------------------------------------------

Table of Contents                     11
--------------------------------------------------------------------------------

General Information About the Fund    11

Investment Objective and Policies     11
  Convertible Securities              11
  Warrants                            11
  When-Issued and Delayed Delivery Transactions                    11
  Repurchase Agreements               22
  Restricted and Illiquid Securities  22
  Futures and Options Transactions    22
  Futures Contracts                   22
  "Margin" in Futures Transactions    33
  Put Options on Financial Futures Contracts                       33
  Call Options on Financial and
   Stock Index Futures Contracts      33
  Stock Index Options                 44
  Over-the-Counter Options            44
  Reverse Repurchase Agreements       44
  Zero-Coupon Securities              44
  Portfolio Turnover                  55

Investment Limitations                55
--------------------------------------------------------------------------------

Star Funds Management                  7
--------------------------------------------------------------------------------
  Fund Ownership                      99
  Trustees' Compensation              99

Trustee Liability                   1010
--------------------------------------------------------------------------------

Investment Advisory Services        1010
  Adviser to the Fund               1010
  Advisory Fees                     1010

Brokerage Transactions              1010
--------------------------------------------------------------------------------

Administrative Services             1010



Custodian                           1010

Purchasing Shares                   1111
  Distribution Plan                 1111
  Administrative Arrangements       1111
  Shareholder Services Plan         1111
  Conversion to Federal Funds       1111

Determining Net Asset Value         1111
--------------------------------------------------------------------------------
  Determining Market Value of Securities1212
  Trading in Foreign Securities     1212
  Exchanging Securities for Fund Shares12

Exchange Privilege                  1313
--------------------------------------------------------------------------------
  Requirements for Exchange         1313
  Making an Exchange                1313

Redeeming Shares                    1313
--------------------------------------------------------------------------------
  Redemption in Kind                1313
  Massachusetts Partnership Law     1313

Tax Status                            14
--------------------------------------------------------------------------------
  The Fund's Tax Status             1414
  Foreign Taxes                     1414
  Shareholders' Tax Status          1414

Total Return                        1414
--------------------------------------------------------------------------------

Yield                               1414

Performance Comparisons               15
--------------------------------------------------------------------------------
  Economic and Market Information   1515
  Financial Statements              1616

Appendix                        1717
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

General Information About the Fund
--------------------------------------------------------------------------------

The Fund is a portfolio of the Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from Losantiville Funds to Star Funds.

Shares of the Fund are offered in one class: A Shares ("Shares").

Investment Objective and Policies
--------------------------------------------------------------------------------

The Fund's investment objective is to maximize capital appreciation. The investment objective cannot be changed without the approval of shareholders. The policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Convertible Securities

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Repurchase Agreements

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

Restricted and Illiquid Securities

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

 The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:

      o  the frequency of trades and quotes for the security;

     o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

      o  dealer undertakings to make a market in the security; and

      o  the nature of the security and the nature of the marketplace trades.

Futures and Options Transactions

As a means of reducing fluctuations in the net asset value of Shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and put options on financial futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.

Futures Contracts

The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. The Fund also may purchase and sell stock index futures to hedge against changes in prices. The Fund will not engage in futures transactions for speculative purposes.

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

"Margin" in Futures Transactions

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Put Options on Financial Futures Contracts

The Fund may purchase listed put options on financial futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Call Options on Financial and Stock Index Futures Contracts

In addition to purchasing put options on futures, the Fund may write listed and over-the-counter call options on financial and stock index futures contracts (including cash-settled stock index options) to hedge its portfolio against an increase in market interest rates or a decrease in stock prices. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Stock Index Options

The Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund's adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Over-the-Counter Options

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange.

Reverse Repurchase Agreements

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

Zero-Coupon Securities

The Fund may invest in Zero-Coupon Securities. Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of Shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer of holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificated or other evidence of ownership of the underlying U.S.
Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.
Portfolio Turnover

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the fiscal years ended November 30, 1997, and 1996, the Fund's portfolio turnover rates were 262% and 174%, respectively.

Investment Limitations
--------------------------------------------------------------------------------
    Selling Short and Buying on Margin

      The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

    Issuing Senior Securities and Borrowing Money

      The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed; and except to the extent that the Fund may enter into futures contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

    Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the pledge. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

    Diversification of Investments

      With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

    Underwriting

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

    Investing in Real Estate

      The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

    Investing in Commodities

      The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

    Lending Cash or Securities

      The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

    Concentration of Investments

      The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).

The above investment limitations cannot be changed without shareholder approval. The following investment limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

    Investing in Securities of Other Investment Companies

      The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, and invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.

    Investing in Illiquid Securities

      The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined to be liquid under criteria established by the Trustees.

    Purchasing Securities to Exercise Control
      The Fund will not purchase securities of a company for the purpose of exercising control or management.

    Writing Covered Call Options

      The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does not expect to borrow money or pledge securities in excess of 5% of the value of its total assets in the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

As a matter of operating policy, which may be changed without shareholder approval, the Fund will limit the margin deposits on futures contract and options entered into by the Fund to 5% of its net assets.
Star Funds Management
--------------------------------------------------------------------------------
Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Funds (as defined below).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.* 2884 Lengel Road Cincinnati, Ohio 45244 Birthdate: May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

--------------------------------------------------------------------------------
Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

--------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

--------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

--------------------------------------------------------------------------------

Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

--------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

--------------------------------------------------------------------------------
William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

-------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

--------------------------------------------------------------------------------
C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.

--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series;Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.

As of February 20, 1998, the following shareholder of record owned 5% or more of the Shares of the Fund: Firstcinco, Cincinnati, OH, acting in various capacities for numerous accounts, owned approximately 5,373,457 Shares (79.94%).

Officers Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales, **              $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,000
Trustee

Dr. Robert J. Hill,                 $7,500
Trustee

Dawn M. Hornback,                   $5,250
Trustee

Lawrence M. Turner,                 $5,250
Trustee

William H. Zimmer, III,             $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
-------------------------------------------------------------------------------
Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Because of internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer.

Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended November 30, 1997, 1996 and 1995, the Fund's Adviser earned $744,928, $665,476, and $408,302, respectively.

Brokerage Transactions
--------------------------------------------------------------------------------
The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1997, 1996, and 1995, the Fund paid total brokerage commissions of $742,452, $415,208, and $239,676, respectively.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Administrative Services
--------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended November 30, 1997, 1996, and 1995, the Fund incurred administrative service fees of $72,536, $70,082, and $52,388, respectively, of which, $0, $0, and $5,242, were voluntarily waived.

Custodian
-------------------------------------------------------------------------------
Star Bank is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's average daily net assets.

Purchasing Shares
--------------------------------------------------------------------------------
Except under certain circumstances described in the prospectus, Shares of the Fund are sold at their net asset value plus a sales charge, if any, on days the New York Stock Exchange and the Federal Reserve Wire System are open for business.

Except under the circumstances described in the prospectus, the minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in the Funds."

Distribution Plan

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services.

The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

For the fiscal year ended November 30, 1997, no payments were made pursuant to the Plan.

Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request.

Shareholder Services Plan

This arrangement permits the payment of fees to the Fund and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

For the fiscal year ended November 30, 1997 payments in the amount of $39,207 were made pursuant to the Shareholder Services Plan.

Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------
The net asset value generally changes each day. The days on which the net asset value is calculated by the Fund are described in the prospectus.

Determining Market Value of Securities

Market or fair values of the Fund's portfolio securities are determined as follows:

          o for equity securities, according to the last sale price on a national securities exchange, if applicable;

          o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

          o    for unlisted equity securities, latest bid prices;

          o for bonds and other fixed income securities, as determined by an independent pricing service;

          o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

          o for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of options trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

Over-the-counter put options will be valued at the mean between the bid and the asked prices. Covered call options will be valued at the last sale price on the national exchange on which such option is traded. Unlisted call options will be valued at the latest bid price as provided by brokers.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares of the Fund on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscriptions, or other rights attached to the securities become the property of the Fund, along with the securities.

Exchange Privilege
--------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in Shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement.

Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.

Redeeming Shares
--------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares."

Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

     o    invest in securities within certain statutory limits; and

     o distribute to its shareholders at least 90% of its net income earned during the year.

Foreign Taxes

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation and to the extent designated by the Fund as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income.

    Capital Gains

      Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Fund Shares.

Total Return
--------------------------------------------------------------------------------
For the one year ended November 30, 1997 and for the period from June 13, 1994 (date of initial public investment) to November 30, 1997, the average annual total returns for A Shares were 9.13% and 10.56%, respectively.

The average annual total return for A Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the maximum net asset value per share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the quarterly reinvestment of all dividends and distributions.

Yield
--------------------------------------------------------------------------------
The Fund's yield for the thirty-day period ended November 30, 1997, was 0.34%.

The yield for A Shares is determined by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by A Shares over a thirty-day period by the maximum offering price per Share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by A Shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in A Shares, the performance will be reduced for those shareholders paying those fees.

Performance Comparisons
-------------------------------------------------------------------------------
The performance of A Shares depends upon such variables as:

      o  portfolio quality;

      o  average portfolio maturity;

      o  type of instruments in which the portfolio is invested;

      o  changes in interest rates and market value of portfolio securities;

      o  changes in the Fund's or a class' expenses; and

      o  various other factors.

A Shares' performance fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the A Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

      o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "growth" category in advertising and sales literature.

      o Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index.
      o Standard & Poor's Daily Stock Price Indices of 500 and 400 Common Stocks are composite indices of common stocks in industry, transportation, and financial and public utility companies that can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's indices assume reinvestments of all dividends paid by stocks listed on its indices. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

Advertisements and other sales literature for A Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in A Shares based on reinvestment of dividends over a specified period of time.

Advertisements may quote performance information which does not reflect the effect of the sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, A Shares can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

Financial Statements

The financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1997. A copy of the Annual Report for the Fund may be obtained without charge by contacting Star Bank, N.A. at the address located on the back cover of the Stock Funds' Prospectus or by calling 1-800-677-FUND.

Appendix
--------------------------------------------------------------------------------
Standard and Poor's Ratings Group Corporate Bond Ratings

AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-):--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc., Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

NR--Not rated by Moody's.

Fitch Investors Service, Inc., Long-Term Debt Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

NR--NR indicates that Fitch does not rate the specific issue.

Standard and Poor's Ratings Group Commercial Paper Ratings

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc., Commercial Paper Ratings

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Investors Service, Inc., Short-Term Ratings

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned to this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the F-1+ and F-1 ratings.























Cusip 854911807
4041408B (3/98)





                         Star International Equity Fund
                                    A Shares

                         (A Portfolio of the Star Funds)

                       Statement of Additional Information












    This Statement of Additional Information should be read with the prospectus of the Stock Funds of the Star Funds dated March 31, 1998. This Statement is not a prospectus itself. To request a copy of the prospectus, free of charge, write to Star International Equity Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010

                                              Statement dated March 31, 1998

























--------------------------------------------------------------------------------
                                             Star Bank, N.A.

                                           Investment Adviser
--------------------------------------------------------------------------------

                                       Federated Securities Corp.

                                              Distributor

--------------------------------------------------------------------------------

                                                                           I
Table of Contents
--------------------------------------------------------------------------------

General Information about the Fund    11
--------------------------------------------------------------------------------

Investment Objective and Policies     11
  Foreign Securities                  11
  Foreign Currency Hedging Transactions11
  Futures and Options Transactions    22
  "Margin" In Futures Transactions    22
  Swap Agreements                     33
  Credit Facilities                   33
  Repurchase Agreements               33
  Reverse Repurchase Agreements       44
  When-Issued and Delayed Delivery Transactions                              44
  Lending of Portfolio Securities     44
  Restricted and Illiquid Securities  44
  Portfolio Turnover                  44

Investment Limitations                55
--------------------------------------------------------------------------------

Star Funds Management                 66
  Fund Ownership                      99
  Trustees' Compensation               9
  Trustee Liability                   99

Investment Advisory Services          99
--------------------------------------------------------------------------------
  Adviser to the Fund                 99
  Advisory Fees                       10

Brokerage Transactions              1010
--------------------------------------------------------------------------------

Administrative Services             1010

Custodian                           1111



Purchasing Shares                   1111
  Exchanging Securities for Fund Shares1111
  Distribution Plan                 1111
  Administrative Arrangements       1111
  Shareholder Services Plan         1111
  Conversion to Federal Funds       1212

Determining Net Asset Value         1212
--------------------------------------------------------------------------------
  Determining Market Value of Securities1212
  Trading in Foreign Securities     1212

Exchange Privilege                  1313
--------------------------------------------------------------------------------
  Requirements for Exchange         1313
  Making an Exchange                1313

Redeeming Shares                    1313
--------------------------------------------------------------------------------
  Redemption in Kind                1313
  Massachusetts Partnership Law     1313

Tax Status                          1414
--------------------------------------------------------------------------------
  The Fund's Tax Status             1414
  Shareholders' Tax Status          1414

Total Return                        1414
--------------------------------------------------------------------------------

Yield                               1515

Performance Comparisons             1515
  Economic and Market Information   1616

Appendix                        1717
--------------------------------------------------------------------------------

   1









General Information about the Fund
--------------------------------------------------------------------------------

The Fund is a portfolio of Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from Losantiville Funds to Star Funds.

Shares of the Fund are offered in one class: A Shares ("Shares").

Investment Objective and Policies
--------------------------------------------------------------------------------

The Fund's investment objective is to provide long-term capital appreciation. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Foreign Securities

If an underlying fund maintains its assets abroad, its board of directors must consider at least annually whether maintaining the underlying fund's assets with custodians in foreign countries is consistent with the best interests of the underlying fund and its shareholders. The underlying fund's board of directors also must consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence, any losses resulting from the holding of an underlying fund's portfolio securities in foreign countries and/or with foreign custodians or securities depositories will be at the risk of shareholders, unless the losses are insured. No assurance can be given that the underlying fund's board of directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

Securities that are acquired by an underlying fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market are not considered by the underlying fund to be illiquid assets provided that: (i) the underlying fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (ii) the underlying fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (iii) foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the underlying fund. Foreign Currency Hedging Transactions

In order to hedge against foreign currency exchange rate risks, an underlying fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The underlying fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. An underlying fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the underlying fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. An underlying fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the underlying fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the underlying fund's portfolio securities denominated in such foreign currency, or when the underlying fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with the underlying fund's forward foreign currency transactions an amount of the underlying fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the underlying fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodities Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the underlying fund than if it had not engaged in such contracts. An underlying fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the underlying fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the underlying fund's position, the underlying fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the underlying fund will be traded on U.S. and foreign exchanges or over-the-counter. An underlying fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the underlying fund's portfolio securities or adversely affect the prices of securities that the underlying fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the underlying fund's investment adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the underlying fund may not achieve the anticipated benefits of foreign currency futures or may realize losses. Futures and Options Transactions

As a means of reducing fluctuations in the net asset value of shares of an underlying fund, the underlying fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and put options on financial futures contracts, and writing call options on futures contracts. An underlying fund may also write covered call options on portfolio securities to attempt to increase its current income. The underlying fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.

"Margin" In Futures Transactions

Unlike the purchase or sale of a security, an underlying fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the underlying fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the underlying fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the underlying fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the underlying fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market."

Variation margin does not represent a borrowing or loan by the underlying fund but is instead settlement between the underlying fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the underlying fund will mark to market its open futures positions. The underlying fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Swap Agreements

Among the hedging strategies into which an underlying fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors, and collars. The underlying fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the underlying fund anticipates purchasing at a later date. The underlying fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the underlying fund may be obligated to pay. Interest rate swaps involve the exchange by the underlying fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

An underlying fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the underlying fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the underlying fund's investment adviser and the underlying fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. There is no minimal acceptable rating for a swap, cap, floor, or collar to be purchased or held in an underlying fund's portfolio. If there is a default by the counterparty, the underlying fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Facilities

An underlying fund may purchase demand notes, which are borrowing arrangements between a corporation and an institutional lender (such as an underlying fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. An underlying fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the underlying fund to make a pro rata share of all loans extended to the borrower and entitles the underlying fund to a pro rata share of all payments made by the borrower. Demand notes and revolving credit facilities usually provide for floating or variable rates of interest. Repurchase Agreements

An underlying fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the underlying fund, the underlying fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the underlying fund might be delayed pending court action. An underlying fund believes that under the regular procedures normally in effect for custody of the underlying fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the underlying fund and allow retention or disposition of such securities. An underlying fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the underlying fund's investment adviser to be creditworthy.

Reverse Repurchase Agreements

The underlying funds may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, an underlying fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the underlying fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable an underlying fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the underlying fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of an underlying fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for an underlying fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the underlying fund sufficient to make payment for the securities to be purchased are segregated on the underlying fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The underlying funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets.

Lending of Portfolio Securities

The collateral received when an underlying fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the underlying fund. During the time portfolio securities are on loan, the borrower pays the underlying fund any dividends or interest paid on such securities. Loans are subject to termination at the option of an underlying fund or the borrower. An underlying fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. An underlying fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Restricted and Illiquid Securities

An underlying fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the underlying fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the underlying fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

The underlying fund's board of directors may consider the following criteria in determining the liquidity of certain restricted securities:

      o  the frequency of trades and quotes for the security;

     o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

      o  dealer undertakings to make a market in the security; and

      o  the nature of the security and the nature of the marketplace trades.

Portfolio Turnover

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. It is estimated the rate of portfolio turnover will, generally, not exceed 50%.

Investment Limitations
--------------------------------------------------------------------------------
The following is a list of the Fund's investment limitations. The underlying funds purchased by the Fund may be subject to different investment limitations.
    Selling Short and Buying On Margin

      The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

    Issuing Senior Securities and Borrowing Money

      The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings and reverse repurchase agreements in excess of 5% of its total assets are outstanding.

    Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the pledge.

    Diversification of Investments

      With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of any one issuer.

    Underwriting

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

    Investing in Real Estate

      The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

    Investing in Commodities

      The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

    Lending Cash or Securities

      The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

    Concentration of Investments

      The Fund will not invest 25% or more of the value of its total assets in any one industry (other than investment companies and securities issued by the U.S. government, its agencies or instrumentalities).

  The above investment limitations cannot be changed without shareholder approval. The following investment limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

    Investing in Illiquid and Restricted Securities

      The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined by the Trustees to be liquid.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does not expect to borrow money or pledge securities in excess of 5% of the value of its total assets in the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

Star                             Funds                             Management
--------------------------------------------------------------------------------
Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Funds (as defined below).
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.* 2884 Lengel Road Cincinnati, Ohio 45244 Birthdate: May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

--------------------------------------------------------------------------------
Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

--------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

--------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

--------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

--------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

-------------------------------------------------------------------------------
William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

--------------------------------------------------------------------------------
C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.

-------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.

As of February 20, 1998, the following shareholder of record owned 5% or more of the Shares of the Fund: Firstcinco, Cincinnati, OH, acting in various capacities for numerous accounts, owned approximately 3,483,800 Shares (91.81%).


Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales,**               $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,000
Trustee

Dr. Robert J. Hill,                 $7,500
Trustee

Dawn M. Hornback,                   $5,250
Trustee

Lawrence M. Turner,                 $5,250
Trustee

William H. Zimmer, III,             $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios.
** This Trustee is deemed to be an "interested person" as defined in the
   Investment Company Act of 1940.
Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Investment Advisory Services
--------------------------------------------------------------------------------
Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of the internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer.

Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. Brokerage Transactions
--------------------------------------------------------------------------------
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund. The distributor may assist in the execution of the Fund's portfolio transactions to purchase underlying fund shares for which it may receive distribution payments from the underlying funds or their underwriters in accordance with the distribution plans of those funds. In providing execution assistance, the distributor receives orders from the Adviser; places them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order. With respect to purchases of load fund shares, the Adviser may direct substantially all of the Fund's orders to the distributor, which may, in its discretion, direct the order to other broker-dealers in consideration of sales of the Fund's Shares. The distributor may retain brokerage commissions on portfolio transactions of mutual funds held in the Fund's portfolio, including funds which have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. Payment of brokerage commissions to the distributor is not a factor considered by the Adviser in selecting an underlying fund for investment. Under certain circumstances, a sales charge incurred by the Fund in acquiring shares of an underlying fund may not be taken into account in determining the gain or loss on the disposition of the shares acquired. If shares are disposed of within 90 days from the date they were purchased and if shares of a new underlying fund are subsequently acquired without imposition of a sales charge or imposition of a reduced sales charge pursuant to a right granted to the Fund to acquire shares without payment of a sales charge or with the payment of a reduced charge, then the sales charge paid upon the purchase of the initial shares will be treated as paid in connection with the acquisition of the new underlying fund's shares rather than the initial shares. Administrative Services
--------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for the fees set forth in the prospectus.
Custodian
--------------------------------------------------------------------------------
Star Bank is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's
average daily net assets.    Purchasing Shares
--------------------------------------------------------------------------------
Except under certain circumstances described in the prospectus, Shares of the Fund are sold at their net asset value plus a sales charge, on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Except under the circumstances described in the prospectus, the minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in the Funds."

Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares of the Fund on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities.

Distribution Plan

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the SEC pursuant to the 1940 Act (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.



Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request.

Shareholder Services Plan

This arrangement permits the payment of fees to Star Bank and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------
The net asset value generally changes each day. The days on which the net asset value is calculated by the Fund are described in the prospectus. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date.

Determining Market Value of Securities

Market or fair values of the Fund's portfolio securities are determined as follows:

     o for equity securities, according to the last sale price on a national securities exchange, if applicable;

      o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

      o  for unlisted equity securities, latest bid prices;

     o for bonds and other fixed income securities, as determined by an independent pricing service;

      o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

     o for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The underlying funds in which the Fund may invest value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the
board of directors/trustees of the underlying fund.   Trading Trading in Foreign
Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, an underlying fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the underlying fund's board of directors, although the actual calculation may be done by others.

Exchange Privilege
--------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement.

Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.

Redeeming Shares
-------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares."

Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

      o  invest in securities within certain statutory limits; and

     o distribute to its shareholders at least 90% of its net income earned during the year.

These requirements may restrict the degree to which the Fund may engage in short-term trading and certain hedging transactions and may limit the range of the Fund's investments. If permitted by its investment policies, the underlying fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to the underlying fund, defer its losses, cause adjustments in the holding periods of the underlying fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the underlying fund's income. These rules could therefore affect the amount, timing and character of distributions to the Fund's shareholders. Any dividends declared by the Fund in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared. An underlying fund may inadvertently invest in non-U.S. corporations which would be treated as Passive Foreign Investment Companies ("PFICs") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the International Equity Fund's economic return. Shareholders' Tax Status

The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund, if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Otherwise, these dividends and any short-term capital gains are taxable as ordinary income. These dividends, and any short-term capital gains, are taxable as ordinary income.
    Capital Gains

    Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Fund Shares.

Total Return
--------------------------------------------------------------------------------
The average annual total return for A Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable non-recurring fees, adjusted over the period by any additional Shares, assuming the reinvestment of all dividends and distributions.


Yield
--------------------------------------------------------------------------------
The yield for A Shares is determined by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by A Shares over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi- annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by A Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in A Shares, the performance will be reduced for those shareholders paying those fees.

Performance Comparisons
--------------------------------------------------------------------------------
The performance of A Shares depends upon such variables as:

      o  portfolio quality;

      o  average portfolio maturity;

      o  type of instruments in which the portfolio is invested;

      o  changes in interest rates and market value of portfolio securities;

      o  changes in the Fund's expenses; and

      o  various other factors.

A Shares' performance fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of A Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

      o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "growth" category in advertising and sale literature.

         Europe, Australia, and Far East (EAFE) Index is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.

Advertisements and other sales literature for A Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in A Shares based on reinvestment of dividends over a specified period of time.

Advertisements may quote performance information which does not reflect the effect of the contingent deferred sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, A Shares can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

   Appendix
--------------------------------------------------------------------------------
Standard & Poor's ("S&P") Corporate Bond Rating Definitions

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating "CI" is reversed for income bonds on which no interest is being paid.

D-Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Corporate Bond Rating Definitions

Aaa-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

Baa-Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc. Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.


























     CUSIP 854911815
     G00522-14  (3/98)




[STAR FUNDS LOGO]              BOND FUNDS
                               COMBINED
                               PROSPECTUS

                               PORTFOLIOS OF THE STAR FUNDS,
                               AN OPEN-END, MANAGEMENT INVESTMENT COMPANY

                               DATED MARCH 31, 1998










                               THE STELLAR INSURED TAX-FREE BOND FUND

                               STAR U.S. GOVERNMENT INCOME FUND

                               STAR STRATEGIC INCOME FUND





STAR FUNDS
BOND FUNDS
PROSPECTUS


The shares offered by this prospectus represent interests in the Bond Funds (individually referred to as a "Fund" or collectively as the "Funds") of the Star Funds (the "Trust"), an open-end management investment company (a mutual fund). The Trust consists of eleven separate diversified investment portfolios and one non-diversified investment portfolio, each having a distinct investment objective and policies. This prospectus relates only to the following Bond Funds of the Trust:

  . The Stellar Insured Tax-Free Bond Fund
  . Star U.S. Government Income Fund
  . Star Strategic Income Fund

This prospectus contains the information you should read and know before you invest in any of the Bond Funds of the Trust. Keep this prospectus for future reference.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF STAR BANK, N.A., OR ITS AFFILIATES, ARE NOT ENDORSED OR GUARANTEED BY STAR BANK, N.A., OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AND MAY INVOLVE SALES CHARGES AND OTHER FEES.

The Trust has also filed a separate Statement of Additional Information ("SAI") for each Fund dated March 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in each SAI is incorporated by reference into this prospectus. You may request a copy of an SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge, or obtain other information or make inquiries about a Fund by writing to the Fund or by calling 1-800-677-FUND. The SAIs, material incorporated by reference into this document, and other information regarding each Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1998



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SYNOPSIS                            1
-------------------------------------

 Risk Factors                  1

THE STELLAR INSURED TAX-FREE BOND
FUND SUMMARY OF FUND EXPENSES  2
-------------------------------------

THE STELLAR INSURED TAX-FREE BOND
FUND--A SHARES

FINANCIAL HIGHLIGHTS           3
-------------------------------------

THE STELLAR INSURED TAX-FREE BOND
FUND INVESTMENT INFORMATION    4
-------------------------------------

 Investment Objective          4

 Investment Policies           4

 Municipal Bond Insurance      6

 Investment Limitations       10

STAR U.S. GOVERNMENT INCOME FUND
SUMMARY OF FUND EXPENSES      11
-------------------------------------

STAR U.S. GOVERNMENT INCOME FUND--A
SHARES

FINANCIAL HIGHLIGHTS          12
-------------------------------------

STAR U.S. GOVERNMENT INCOME FUND
INVESTMENT INFORMATION        13
-------------------------------------

 Investment Objective         13

 Investment Policies          13

 Investment Limitations       18

STAR STRATEGIC INCOME FUND

SUMMARY OF FUND EXPENSES      19
-------------------------------------

STAR STRATEGIC INCOME FUND-- B
SHARES
FINANCIAL HIGHLIGHTS          20
-------------------------------------

STAR STRATEGIC INCOME FUND

INVESTMENT INFORMATION        21
-------------------------------------

 Investment Objective         21

 Investment Policies          21

 Investment Limitations       29

STAR FUNDS INFORMATION        30
-------------------------------------

 Management of the Trust      30

 Distribution of Fund Shares  31

 Administration of the Funds  32

 Expenses of the Funds        32

NET ASSET VALUE               33
-------------------------------------

INVESTING IN THE FUNDS        33
-------------------------------------

 Minimum Investment Required  33

 What Shares Cost             33

 Reducing the Sales Charge    34

 Systematic Investment Plan   35

SHARE PURCHASES               35
-------------------------------------

EXCHANGE PRIVILEGE            36
-------------------------------------

 Frequent Investor Program    37

 Shareholder Service Organizations 38
 Certificates and Confirmations    38
 Dividends and Capital Gains  38

REDEEMING SHARES              38
-------------------------------------

 Contingent Deferred Sales Charge--
  B Shares                    39

 Elimination of Contingent Deferred
  Sales Charge                40

 Systematic Withdrawal Plan   40

 Accounts with Low Balances   41

SHAREHOLDER INFORMATION       41
-------------------------------------

 Voting Rights                41

EFFECT OF BANKING LAWS        41
-------------------------------------

TAX INFORMATION               42
-------------------------------------

 Federal Income Tax           42

  The Stellar Tax-Free Bond Fund--
  Additional Federal Income  Tax
 Information                  42

 State and Local Taxes        42

PERFORMANCE INFORMATION       42
-------------------------------------

ADDRESSES                     44
-------------------------------------


                                       I


SYNOPSIS
-------------------------------------------------------------------------------

The Trust, an open-end, management investment company, was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes.

This prospectus relates only to the shares of the Bond Funds of the Trust. The Bond Funds are designed primarily for customers, correspondents, or affiliates of Star Bank, N.A., the investment adviser to the Funds.

This prospectus relates to the shares of the following three Bond Funds:

  .The Stellar Insured Tax-Free Bond Fund ("The Stellar Tax-Free Bond
   Fund")--seeks to provide current income which is exempt from federal income tax. The Stellar Tax-Free Bond Fund pursues this investment objective by investing its assets in municipal securities so that at least 80% of its annual interest income is exempt from federal income tax including the federal alternative minimum tax. Shares of The Stellar Tax- Free Bond Fund are offered in one class: A Shares.

  . Star U.S. Government Income Fund ("U.S. Government Income Fund")--seeks to provide current income. Capital appreciation is a secondary objective. U.S. Government Income Fund pursues these objectives by investing primarily in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities. Shares of U.S. Government Income Fund are offered in two separate classes: A Shares and B Shares.

  .Star Strategic Income Fund ("Strategic Income Fund")--seeks to generate high current income. Strategic Income Fund pursues this objective by investing approximately 40% of the Fund's assets in a core asset group of U.S. government and corporate fixed income securities, and the remainder of the Fund's assets in international bonds, real estate investment trusts, domestic equity securities, money market securities, and the following structured fixed income securities: mortgage-backed securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMS"), and asset-backed securities. Shares of Strategic Income Fund are offered in one class: B Shares.

For information on how to purchase shares of any of the Bond Funds, please refer to "Investing in the Funds." A minimum initial investment of $1,000 ($25 for Star Bank Connections Group Banking customers and Star Bank employees and members of their immediate family, and participants in the Star Bank Student Finance 101 Program who establish a systematic investment program, and $500 for Education IRA customers) is required for each Fund. All A Shares of the Trust are sold at net asset value plus an applicable sales charge and redeemed at net asset value. All B Shares of the Trust are sold at net asset value and are redeemed at net asset value less an applicable contingent deferred sales charge.
Information on redeeming shares may be found under "Redeeming Shares."      RISK
FACTORS     Investors should be aware of the following general considerations:
market values of fixed-income securities, which may constitute a major part of the investments of the Funds, may vary inversely in response to changes in prevailing interest rates. The foreign securities in which U.S. Government Income Fund and Strategic Income Fund may invest may be subject to certain risks in addition to those inherent in U.S. investments. One or more Funds may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities, and entering into futures contracts and related options, entering into foreign currency transactions and forward foreign currency exchange contracts, borrowing money for investment purposes, and engaging in short-selling. These risks and those associated with investing in mortgage-backed securities, foreign securities, when-issued securities, variable rate securities, and equity securities are described as applicable under "Investment Information" of each respective Fund.



THE STELLAR INSURED TAX-FREE BOND FUND

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)................................................................. 4.50%
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...................................  None
Contingent Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, as applicable)................................  None
Redemption Fee (as a percentage of amount redeemed, if applicable).....  None
Exchange Fee...........................................................  None

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee (after waiver) (1)...................................... 0.50%
12b-1 Fee (2).......................................................... 0.00%
Other Expenses......................................................... 0.29%
 Shareholder Servicing Fee (3)................................... 0.05%
  Total Fund Operating Expenses (after waiver) (4)..................... 0.79%

(1) The Management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) As of the date of this prospectus, the Fund is not paying or accruing 12b- 1 fees. The Fund can pay up to 0.25% of average daily net assets as a 12b- 1 fee to the distributor. StarTrust and investment agency clients of Star Bank or its affiliates will not be affected by the Plan because the Plan will not be activated unless and until a second "Y" class of shares of the Fund (which would not have a 12b-1 Plan) is created and StarTrust and investment agency clients' investments in the Fund are converted to such Y class.

(3) The Fund can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Fund plans to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

(4) The Total Fund Operating Expenses would have been 1.04% absent the voluntary waiver described above in Note 1.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses,
see "Star Funds Information."          LONG-TERM SHAREHOLDERS MAY PAY MORE THAN
THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
EXAMPLE          You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge. The Fund charges no redemption fees.

1 Year..................................................................... $ 53
3 Years.................................................................... $ 69
5 Years.................................................................... $ 87
10 Years................................................................... $138

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



THE STELLAR INSURED TAX-FREE BOND FUND--A SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for the period presented, is included in the Fund's Annual Report, which is incorporated hereby by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                                          YEAR ENDED
                                                         NOVEMBER 30,
                                                           1997(A)
-------------------------------------------------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $10.00
-------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------
 Net investment income                                        0.44
-------------------------------------------------------
 Net realized and unrealized gain (loss) on investments       0.24
-------------------------------------------------------
                                                            ------
 Total from investment operations                             0.68
-------------------------------------------------------
                                                            ------
LESS DISTRIBUTIONS
-------------------------------------------------------
Distributions from net investment income                     (0.43)
-------------------------------------------------------
                                                            ------
NET ASSET VALUE, END OF PERIOD                              $10.25
-------------------------------------------------------     ------
TOTAL RETURN (B)                                              6.91%
-------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------
 Expenses                                                     0.79%*
-------------------------------------------------------
 Net investment income                                        4.66%*
-------------------------------------------------------
 Expense waiver/reimbursement (c)                             0.25%*
-------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------
 Net assets, end of period (000 omitted)
-------------------------------------------------------   $128,591
 Portfolio turnover                                             15%
-------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from December 30, 1996 (date of initial public investment) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.



THE STELLAR INSURED TAX-FREE BOND FUND
INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income which is exempt from federal income tax. The investment objective of the Fund cannot be changed without the approval of holders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described below. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES

As a matter of fundamental investment policy, the Fund will normally invest its assets so that at least 80% of its annual interest income is exempt from federal income tax including the federal alternative minimum tax. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in municipal securities that are insured as to timely payment. Interest income of the Fund that is exempt from federal income taxes retains its tax-free status when distributed to the Fund's shareholders.

ACCEPTABLE INVESTMENTS

The Fund pursues its investment objective by investing primarily in a portfolio of municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Insurance will not guarantee the market value of the municipal securities or the value of shares of the Fund.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest from which is exempt from federal income tax. Shareholders who are subject to alternative minimum tax may be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations, to the extent that the Fund invests in securities subject to the alternative minimum tax. No more than 20% of the Fund's income will be subject to the federal alternative minimum tax.

Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

Examples of municipal securities include, but are not limited to:

  . tax and revenue anticipation ("TRANs") notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
  . bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;
  . municipal commercial paper and other short-term notes;


  . variable rate demand notes;
  . municipal bonds (including bonds having serial maturities and pre-
   refunded bonds) and leases;
  . construction loan notes insured by the Federal Housing Administration and financed by the FNMA or GNMA; and
  . participation, trust and partnership interests in any of the foregoing obligations.

CHARACTERISTICS. The municipal securities which the Fund buys are subject to the following quality standards:

  . rated, at the time of purchase, investment grade (within the four highest rating categories for municipal securities) by a nationally recognized statistical rating organization ("NRSRO") [such as Aaa, As, A, or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A, or BBB by Standard and Poor's ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Credit Rating Co.];

  . insured by a municipal bond insurance company which is rated in the top rating category by an NRSRO;
  . guaranteed at the time of purchase by the U.S. government as to the payment of principal and interest;
  . fully collateralized by an escrow of U.S. government securities; or
  . unrated if determined to be of comparable quality to one of the
   foregoing rating categories by the Fund's investment adviser.     Securities
rated Baa or BBB by an NRSRO have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If any security invested in by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

There are no restrictions on the maturity of municipal securities in which the Fund may invest. The Fund will seek to invest in municipal securities of such maturities as the Fund's investment adviser believes will produce current income consistent with prudent investment. The Fund's investment adviser will also consider current market conditions and the cost of the insurance obtainable on such securities.

PARTICIPATION INTERESTS. The Fund may purchase participation interests from financial institutions such as commercial banks, savings associations and insurance companies. These participation interests would give the Fund an undivided interest in one or more underlying municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or obtain irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees will determine that participation interests meet the prescribed quality standards for the Fund.

VARIABLE RATE MUNICIPAL SECURITIES. Some of the municipal securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis, e.g., every 30 days. Many variable rate municipal securities are subject to payment of principal on demand by the Fund, usually in not more than seven days. If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Fund's investment adviser believes the security cannot be sold within seven days, the Fund's investment adviser may consider the security to be illiquid. However, the Fund's investment limitations provide that it will not invest more than 15% of its net assets in illiquid securities. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's investment adviser has been instructed by the Trustees to monitor the pricing, quality and liquidity of the variable rate municipal securities, including participation interests held by the Fund, on the basis of published financial information and reports of NRSROs and other analytical services.

INDUSTRIAL DEVELOPMENT BONDS. Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities. Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the corporations to locate within their communities. Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds. The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities. These bonds will be considered municipal securities eligible for purchase by the Fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Fund and/or the Fund's investment adviser, is exempt from federal income tax. The Fund may invest more than 25% of its total assets in industrial development bonds (including pollution control revenue bonds) as long as they are not from the same facility or similar types of facilities or projects.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. In determining the liquidity of municipal lease securities, the Fund's investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors:
(a) whether the lease can be terminated by the lessee; (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics, and prospects); (d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and (e) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

LEVERAGE THROUGH BORROWING. The Fund may borrow for investment purposes. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

INVESTMENT RISKS OF LEVERAGING. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

PORTFOLIO TURNOVER. The Fund trades portfolio securities in order to achieve its investment objective while anticipating movements of interest rates. It is free to trade or dispose of portfolio securities as considered necessary to meet its investment objective. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of turnover exceeding 50%.

MUNICIPAL BOND INSURANCE

The Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance"), or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (the "Policies").

The Fund will require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Fund's investment adviser, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities. The Fund's investment adviser anticipates that at least 65% of the Fund's total assets will be invested in municipal securities which are insured.

Issuer-Obtained Insurance Policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale.

The other type of policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Fund's investment adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. Depending upon the characteristics of the municipal security held by the Fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the municipal securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

The Fund may purchase Policies from MBIA Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance ("FSA") or any other municipal bond insurer which is rated in the highest rating category by an NRSRO. Each Policy will obligate the insurer to provide insurance payments pursuant to valid claims under the Policy equal to the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred. The insurance feature is intended to reduce financial risk, but the cost thereof and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the Fund.

MBIA, AMBAC, FGIC, and FSA will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, FGIC, or FSA cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, FGIC, and FSA will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Trustees will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Trustees reserve the right to enter into contracts with insurance carriers other than MBIA, AMBAC, FGIC, or FSA if such carriers are rated in the highest rating category by an NRSRO.

Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond holders or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities if there occurs any change in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A "when-issued" municipal security will be covered under the Policies upon the settlement date of the original issue of such "when-issued" municipal security. In determining whether to insure municipal securities held by the Fund, each municipal bond insurer will apply its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities.

If a Policy terminates as to municipal securities sold by the Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since Issuer-Obtained Insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Fund generally intends to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum high grade (i.e., rated in the highest rating category by an NRSRO) that are not in default. To the extent that the Fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal securities that it holds.

INVESTMENT RISKS OF MUNICIPAL SECURITIES. The value of the Fund's shares will fluctuate. The amount of this fluctuation is dependent upon the quality and maturity of the municipal securities in the Fund's portfolio, as well as on market conditions. Municipal securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost. (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

Further, any adverse economic conditions or developments affecting the states or municipalities could impact the Fund's portfolio. Investing in municipal securities which meet the Fund's quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

NON-DIVERSIFICATION. The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

TEMPORARY INVESTMENTS. The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal income tax including the federal alternative minimum tax. However, from time to time, on a temporary basis, or when the Fund's investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest up to 100% of its assets in short-term, tax-exempt or taxable temporary investments. These temporary investments include, but are not limited to: tax-exempt variable and floating rate demand notes; temporary municipal securities; obligations issued by or on behalf of municipal issuers; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit issued by banks; shares of other investment companies; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments, with the exception of temporary municipal securities, which are subject to the same rating requirements as all other municipal securities in which the Fund invests. For other temporary investments, the Fund's investment adviser will limit temporary investments to those it considers to be of comparable quality to the acceptable investments of the Fund.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal income tax.

REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. As a matter of fundamental investment policy which may not be changed without shareholder approval the Fund may not invest more than 15% of the value of its net assets in restricted securities.

Under criteria established by the Trustees, certain restricted securities are considered to be liquid. The Fund will limit its purchase of illiquid securities to 15% of its net assets, including certain restricted securities or municipal leases not determined by the Trustees to be liquid, repurchase agreements providing for settlement in more than seven days after notice, participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the Fund's investments adviser believes cannot be sold within seven days.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to duplicate expenses.


INVESTMENT LIMITATIONS

The Fund will not:

  .borrow money or pledge securities except, under certain circumstances, the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.



STAR U.S. GOVERNMENT INCOME FUND

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

                                                                  A      B
                                                                SHARES SHARES
                                                                ------ ------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)........................... 3.50%   None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...........................  None   None
Contingent Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, as applicable) (1)....................  None   5.00%
Redemption Fee (as a percentage of amount redeemed, if
applicable)....................................................  None   None
Exchange Fee...................................................  None   None

                           ANNUAL OPERATING EXPENSES
               (AS A PERCENTAGE OF PROJECTED AVERAGE NET ASSETS)
Management Fee................................................. 0.60%   0.60%
12b-1 Fee (2).................................................. 0.00%   0.00%
Other Expenses................................................. 0.33%   0.33%
 Shareholder Servicing Fee (3)........................... 0.05%
  Total Fund Operating Expenses................................ 0.93%   0.93%

(1) The contingent deferred sales charge is 5.00% in the first year, declining to 1.00% in the fifth year, and 0.00% thereafter. (See "Contingent Deferred Sales Charge").

(2) As of the date of this prospectus, the Fund is not paying or accruing 12b- 1 fees. The Fund can pay up to 0.25% of average daily net assets as a 12b- 1 fee to the distributor. StarTrust and investment agency clients of Star Bank or its affiliates will not be affected by the Plan because the Plan will not be activated unless and until a third "Y" class of shares of the Fund (which would not have a 12b-1 Plan) is created and StarTrust and investment agency clients' investments in the Fund are converted to such Y class.

(3) A Shares and B Shares can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the A Shares and B Shares plan to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

  The Annual Fund Operating Expenses were 0.89% for A Shares for the year ended November 30, 1997. The Annual Fund Operating Expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1998.


The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses,
see "Star Funds Information."          LONG-TERM SHAREHOLDERS MAY PAY MORE THAN
THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
EXAMPLE          You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period;
and (3) payment of the maximum sales charge.
                                                                     A      B
                                                                   SHARES SHARES
                                                                   ------ ------
1 Year............................................................  $ 44   $ 62
3 Years...........................................................  $ 64   $ 63
5 Years...........................................................  $ 85   $ 64
10 Years..........................................................  $145   $114

You would pay the following expenses on the same investment, assuming no redemptions:
                                                                     A      B
                                                                   SHARES SHARES
                                                                   ------ ------
1 Year............................................................  $ 44   $  9
3 Years...........................................................  $ 64   $ 30
5 Years...........................................................  $ 85   $ 51
10 Years..........................................................  $145   $114

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUND'S FISCAL YEAR ENDING NOVEMBER 30, 1998.


STAR U.S. GOVERNMENT INCOME FUND--A SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Arthur Anderson LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's financial statements for the year ended November 30, 1997, and on the following table for each of the periods presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                        YEAR ENDED NOVEMBER 30,
                               -----------------------------------------------
                                 1997      1996      1995     1994     1993(A)
-----------------------------  --------  --------  --------  -------   -------
NET ASSET VALUE, BEGINNING OF
PERIOD                           $ 9.83    $ 9.98    $ 9.24   $10.25    $10.00
-----------------------------
INCOME FROM INVESTMENT
OPERATIONS
-----------------------------
 Net investment income             0.57      0.57      0.60     0.55      0.51
 ----------------------------
 Net realized and unrealized
 gain (loss)
 on investments                    0.04     (0.15)     0.74    (0.90)     0.25
 ----------------------------  --------  --------  --------  -------   -------
 Total from investment
 operations                        0.61      0.42      1.34    (0.35)     0.76
 ----------------------------  --------  --------  --------  -------   -------
LESS DISTRIBUTIONS
-----------------------------
 Distributions from net
 investment income                (0.57)    (0.57)    (0.60)   (0.55)    (0.51)
 ----------------------------
 Distributions from net
 realized gain
 on investments                      --        --        --    (0.11)       --
 ----------------------------  --------  --------  --------  -------   -------
 Total distributions              (0.57)    (0.57)    (0.60)   (0.66)    (0.51)
 ----------------------------  --------  --------  --------  -------   -------
NET ASSET VALUE, END OF
PERIOD                           $ 9.87    $ 9.83    $ 9.98   $ 9.24    $10.25
-----------------------------  --------  --------  --------  -------   -------
TOTAL RETURN (B)                   6.46%     4.46%    14.90%   (3.53)%    7.63%
-----------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------
 Expenses                          0.89%     0.92%     0.92%    0.97%     1.12%*
 ----------------------------
 Net investment income             5.88%     5.88%     6.23%    5.87%     5.55%*
 ----------------------------
 Expense waiver/reimbursement
 (c)                                 --        --        --     0.03%     0.30%*
 ----------------------------
SUPPLEMENTAL DATA
-----------------------------
 Net assets, end of period
 (000 omitted)                 $137,445  $138,874  $109,666  $87,924   $44,187
 ----------------------------
 Portfolio turnover                 140%      158%      236%     148%      105%
 ----------------------------

*Computed on an annualized basis.

(a) Reflects operations for the period from January 5, 1993 (date of initial public investment) to November 30, 1993. For the period from November 23, 1992 (start of business) to January 4, 1993, all income was distributed to the Administrator.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.


STAR U.S. GOVERNMENT INCOME FUND
INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The primary investment objective of the Fund is current income. Capital appreciation is a secondary objective. The investment objective of the Fund cannot be changed without the approval of holders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described below. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES

The Fund pursues its investment objectives by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities. For purposes of this 65% statement, the Fund will consider CMOs issued by U.S. government agencies or instrumentalities to be U.S. government securities. Additionally, up to 35% of the value of the Fund's total assets may be invested in investment-grade corporate debt obligations, commercial paper, time and savings deposits, debt securities of foreign issuers and mortgage-backed securities including ARMS and non-governmental CMOs, and
asset-backed securities.     ACCEPTABLE INVESTMENTS

Consistent with the above, the Fund may invest in:

U.S. GOVERNMENT OBLIGATIONS. The types of government securities in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

  . the full faith and credit of the U.S. Treasury;
  . the issuer's right to borrow from the U.S. Treasury;
  . the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or . the credit of the agency or instrumentality issuing the obligations.

  Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

  . Federal Home Loan Banks;
  . Federal Home Loan Mortgage Corporation ("FHLMC");
  . Farm Credit Banks;
  . Student Loan Marketing Association; and
  . Federal National Mortgage Association ("FNMA").

STRUCTURED FIXED INCOME SECURITIES. The Fund may invest in mortgage-backed securities, including ARMS, CMOs, and asset-backed securities.

DOMESTIC DEBT SECURITIES. The Fund may also invest in domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at the time of purchase in one of the four highest categories by an NRSRO [rated Baa or better by Moody's , or BBB or better by S&P or Fitch] or, if unrated, are of comparable quality in the judgment of the Fund's investment adviser.

U.S. MONEY MARKET INSTRUMENTS. The Fund may also invest in money market instruments including commercial paper which matures in 270 days or less and is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch; and time and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") which is administered by the FDIC, or the Savings Association Insurance Fund ("SAIF"), which is also administered by the FDIC. These may include certificates of deposit and other time deposits issued by foreign branches of FDIC insured banks, and banker's acceptances.


FOREIGN DEBT SECURITIES. The Fund may also invest in debt securities of foreign governments, foreign governmental agencies or supranational institutions. In addition, the Fund will also invest in investment quality debt securities issued by foreign corporations. These securities will be rated in one of the four highest rating categories by the above-mentioned NRSROs, or, if unrated, will be of comparable quality in the judgment of the adviser. (The Fund may not invest more than 5% of its assets in foreign debt securities).

ZERO COUPON SECURITIES. The Fund may invest in zero coupon bonds and zero coupon convertible securities. The Fund may invest in zero coupon bonds in order to receive the rate of return through the appreciation of the bond. This application is extremely attractive in a falling rate environment as the price of the bond rises rapidly in value as opposed to regular coupon bonds. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity.

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity.

Generally, the price of zero coupon securities are more sensitive to fluctuations in interest than are conventional bonds and convertible securities. In addition, federal tax law requires the holder of a zero coupon security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to avoid liability of federal income taxes, the Fund will be required to distribute income accrued from zero coupon securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), FNMA, and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

ARMS. The Fund may invest in ARMS. ARMS are actively traded, mortgage-backed securities representing interests in adjustable rather than fixed interest rate mortgages. The Fund invests in ARMS issued by GNMA, FNMA, and FHLMC. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S.
government securities.

Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

CMOS. The Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA, or FHLMC certificates, but may be collateralized by whole loans or private mortgage-backed securities.



The Fund will invest only in CMOs which are rated AAA by an NRSRO and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) privately issued securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit
of an agency or instrumentality of the U.S. government.          ASSET-BACKED
SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities rated AAA by an NRSRO including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

OPTIONS TRANSACTIONS. The Fund may engage in options transactions. The Fund may purchase and sell options both to increase total return and to hedge against the effect of changes in the value of portfolio securities.

The Fund may write (i.e., sell) covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

All options written by the Fund must be "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or in the case of call options on U.S. Treasury bills, substantially similar securities) or have the right to obtain such securities without payment of further consideration (or have segregated cash in the amount of any additional consideration).

The principal reason for writing call options is to manage price volatility (or risk). In addition, the Fund will attempt to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.

The Fund may purchase put options. Such investments in put options may not exceed 5% of the Fund's assets, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the Fund may invest. The Fund may purchase put options for the purpose of offsetting previously written put options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Put options may also be purchased to protect against price movements in particular securities in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to hedge against the effect of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may also write put options and purchase call options on futures contracts as hedges against rising purchase prices of portfolio securities. The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transactions. When the Fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised. As a purchaser of a call option on a futures contract, the Fund is entitled (but not obligated) to purchase a futures contract at a fixed price at any time during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.


INVESTMENT RISKS OF FUTURES AND OPTIONS ON FUTURES. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, a Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

LENDING OF PORTFOLIO SECURITIES. Pursuant to a fundamental policy, in order to generate additional income, the Fund may lend portfolio securities up to one-third of the value of its total assets, on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities.

The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and where the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market
values of the securities purchased may vary from the purchase prices.     The
Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws.

Under criteria established by the Trustees, certain restricted securities are considered to be liquid. The Fund will limit its purchase of illiquid securities to 15% of its net assets, including restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to duplicate expenses.

INVESTMENT RISKS OF FOREIGN SECURITIES. The Fund may invest in foreign securities. Investments in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations.

Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur currency conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

INVESTMENT RISKS OF FOREIGN COMPANIES. Other differences between investing in foreign and U.S. companies include:

  . less publicly available information about foreign companies;
  . the lack of uniform financial accounting standards applicable to foreign companies;
  . less readily available market quotations on foreign companies;
  . differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies, and banks;
  . generally lower foreign securities market volume;
  . the likelihood that foreign securities may be less liquid or more volatile;
  . generally higher foreign brokerage commissions;
  . possible difficulty in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems;
  . unreliable mail service between countries; and . political or financial changes which adversely affect investments in some countries.

INVESTMENT RISKS OF U.S. GOVERNMENT POLICIES REGARDING INVESTMENTS ABROAD. In the past, U.S. government policies have discouraged or restricted certain investments abroad. Although the Fund is unaware of any current restrictions which would materially adversely affect its ability to meet its investment objective and policies, investors are advised that these U.S. government policies could be reinstituted.

INVESTMENT RISKS OF FIXED INCOME SECURITIES. The Fund may invest in fixed income securities. The prices of fixed income securities fluctuate inversely in relation to the direction of interest rates. The prices of longer-term fixed income securities fluctuate more widely in response to market interest rate changes. Fixed income securities rated BBB by S&P or Fitch or Baa by Moody's have more speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher-rated fixed income securities. In the event that a fixed income security which had an eligible rating when purchased is downgraded below the eligible rating, the Fund's investment adviser will promptly re-assess whether continued holding of the security is consistent with the Fund's objective.

INVESTMENT LIMITATIONS

The Fund will not:

  .borrow money or pledge securities except, under certain circumstances, the Fund may borrow money up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.
  . with respect to 75% of the value of total assets, invest more than 5% in securities of one issuer except cash and cash items, U.S. government securities, and repurchase agreements. Additionally, the Fund will not purchase more than 10% of the voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.



STAR STRATEGIC INCOME FUND

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).................................................................  None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...................................  None
Contingent Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, as applicable) (1)............................ 5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable).....  None
Exchange Fee...........................................................  None

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee......................................................... 0.95%
12b-1 Fee (2).......................................................... 0.00%
Other Expenses......................................................... 0.31%
 Shareholder Servicing Fee (3)................................... 0.05%
  Total Fund Operating Expenses........................................ 1.26%

(1) The contingent deferred sales charge is 5.00% in the first year, declining to 1.00% in the fifth year, and 0.00% thereafter. (See "Contingent Deferred Sales Charge.")

(2) As of the date of this prospectus, the Fund is not paying or accruing 12b- 1 fees. The Fund can pay up to 0.25% of average daily net assets as a 12b- 1 fee to the distributor. StarTrust and investment agency clients of Star Bank or its affiliates will not be affected by the Plan because the Plan will not be activated unless and until a second "Y" class of shares of the Fund (which would not have a 12b-1 Plan) is created and StarTrust and investment agency clients' investments in the Fund are converted to such Y class.

(3) The Fund can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Fund plans to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses,
see "Star Funds Information."          LONG-TERM SHAREHOLDERS MAY PAY MORE THAN
THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
EXAMPLE          You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge.

1 Year..................................................................... $ 65
3 Years.................................................................... $ 73
5 Years.................................................................... $ 81
10 Years................................................................... $152

You would pay the following expenses on the same investment, assuming no redemptions:

1 Year..................................................................... $ 13
3 Years.................................................................... $ 40
5 Years.................................................................... $ 69
10 Years................................................................... $152

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



STAR STRATEGIC INCOME FUND--B SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                                   YEAR ENDED NOVEMBER 30,
                                                  -------------------------
                                                    1997     1996   1995(A)
------------------------------------------------  -------- -------- -------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.50   $10.53  $10.00
------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------
 Net investment income                               0.73     0.73    0.69
------------------------------------------------
 Net realized and unrealized gain (loss) on in-
 vestments                                           0.18    (0.04)   0.55
------------------------------------------------
                                                   ------   ------  ------
 Total from investment operations                    0.91     0.69    1.24
------------------------------------------------
                                                   ------   ------  ------
LESS DISTRIBUTIONS
------------------------------------------------
 Distributions from net investment income           (0.74)   (0.72)  (0.67)
------------------------------------------------
 Distributions from net realized gain on invest-
 ments                                                 --       --   (0.04)
------------------------------------------------
 Distributions in excess of net realized gain on
 investments                                           --       --   (0.00)**
------------------------------------------------
                                                   ------   ------  ------
 Total distributions                                (0.74)   (0.72)  (0.71)
------------------------------------------------
                                                   ------   ------  ------
NET ASSET VALUE, END OF PERIOD                     $10.67   $10.50  $10.53
------------------------------------------------   ------   ------  ------
TOTAL RETURN (B)                                     9.02%    6.99%  12.71%
------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------
 Expenses                                            1.26%    1.36%   1.47%*
------------------------------------------------
 Net investment income                               7.13%    7.26%   7.41%*
------------------------------------------------
 Expense waiver/reimbursement (c)                      --       --    0.10%*
------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------
 Net assets, end of period (000 omitted)
------------------------------------------------  $179,413 $110,775 $47,513
 Average commission rate paid (d)
------------------------------------------------   $0.0417  $0.0043      --
 Portfolio turnover                                   142%     201%    258%
------------------------------------------------

* Computed on an annualized basis.

** Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions did not represent a return of capital for federal income tax purposes for the year ended November 30, 1995.

(a) Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.


STAR STRATEGIC INCOME FUND
INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to generate high current income. The investment objective of the Fund cannot be changed without the approval of holders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described below. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

INVESTMENT POLICIES

The Fund pursues this investment objective by investing in a core asset group of U.S. government and corporate fixed income securities, and the following satellite categories: international securities, real estate investment trusts, domestic equity securities, money market securities, and the following structured fixed income securities: mortgage-backed securities, CMOs, ARMS, and asset-backed securities.

The Fund pursues its investment objective by investing approximately 40% of its assets in U.S. government and corporate fixed income securities, and 0%- 20% of its assets in each of the satellite categories listed above. Overall, the Fund will invest at least 65% of its assets in income producing securities. The Fund's adviser believes (but can give no assurance) that by spreading the investment portfolio across multiple securities categories, the Fund can reduce the impact of drastic market movements affecting any one securities type. Other techniques include, but are not limited to, the following: the employment of fundamental and quantitative analysis when selecting equity securities; use of ratings assigned by NRSROs (where applicable); credit research; review of issuer's historical performance; examination of issuer's dividend growth record; consideration of market trends; and hedging through the use of options and futures.

ACCEPTABLE INVESTMENTS

Consistent with the above, the Fund may invest in:

DOMESTIC FIXED INCOME SECURITIES. The core asset group of the Fund will include domestic corporate debt obligations, obligations of the United States, and notes, bonds, and discount notes of U.S. government agencies or instrumentalities. Bonds are selected based on the outlook for interest rates and their yield in relation to other bonds of similar quality and maturity. The Fund will only invest in bonds which are rated Baa or higher by Moody's, or BBB or higher by S&P or Fitch, or which, if unrated, are deemed to be of comparable quality by the investment adviser.

U.S. GOVERNMENT OBLIGATIONS. The types of government securities in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

  . the full faith and credit of the U.S. Treasury;
  . the issuer's right to borrow from the U.S. Treasury;
  . the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or . the credit of the agency or instrumentality issuing the obligations.

  Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

  . Federal Home Loan Banks;
  . FHLMC;
  . Farm Credit Banks;
  . Student Loan Marketing Association; and
  . FNMA.



INTERNATIONAL SECURITIES. The international portion of the Fund will include equity securities of non-U.S. companies and corporate and government fixed income securities. The international equity securities in which the Fund invests include international stocks traded domestically or abroad through various stock exchanges, American Depositary Receipts, or International Depositary Receipts ("ADRs" and "IDRs," respectively). The international fixed income securities will include ADRs, IDRs, and government securities of other nations and will be rated investment-grade (i.e., Baa or better by Moody's or BBB or better by S&P) or, if unrated, deemed by the investment adviser to be of an equivalent quality. In the event that an international security which had an eligible rating is downgraded below Baa or BBB, the Fund's investment adviser will promptly reassess whether continued holding of the security is consistent with the Fund's objective. The Fund may also invest in shares of open-end and closed-end management investment companies which invest primarily in international securities described above.

REAL ESTATE INVESTMENT TRUSTS. This category will include equity or mortgage real estate investment trusts integrated to capture income. A real estate investment trust is a managed portfolio of real estate investments. Real estate of domestic issuers will not be considered domestic equity securities for purposes of the asset allocation policy described above. Real estate investment trust holdings will be diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location. An equity real estate investment trust holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage real estate investment trust specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. Investment in Real Estate Investment Trusts is subject to certain risks.

DOMESTIC EQUITY SECURITIES. The equity category will consist of high-dividend common and preferred stocks of U.S. companies which are listed on the New York or American Stock Exchanges or traded in the over-the-counter market and have a history of stable earnings and/or growing dividends. As part of the equity category, the Fund may also invest in warrants and securities convertible into common stocks of these U.S. companies.

MONEY MARKET SECURITIES. The Fund may invest in U.S. and foreign short-term money market instruments, including:

  .commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch, and Europaper (dollar-denominated commercial paper issued outside the United States) rated A-1, A-2, Prime-1, or Prime-2. In the case where commercial paper or Europaper has received different ratings from different rating services, such commercial paper or Europaper is acceptable so long as at least one rating is in the two highest categories of the NRSROs described above;
  .instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by BIF or SAIF. These instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");
  . obligations of the U.S. government or its agencies or instrumentalities;
  . repurchase agreements; and
  . other short-term instruments which are not rated but are determined by the Fund's investment adviser to be of comparable quality to the other obligations in which the Fund may invest.

FOREIGN CURRENCY TRANSACTIONS. The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although, foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies and might, in certain cases, result in losses to the Fund.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency.

LEVERAGE THROUGH BORROWING. The Fund may borrow for investment purposes pursuant to a fundamental policy. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into the reverse repurchase agreements described below. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at an agreed-upon price. In certain types of agreements, there is no agreed upon repurchase date, and interest payments are calculated daily, often based on the prevailing U.S. government securities or other high-quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund. These agreements, which are treated as if reestablished each day, are expected to provide the Fund with a flexible borrowing tool.

INVESTMENT RISKS OF LEVERAGING. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT-SELLING. The Fund may make short sales pursuant to a fundamental policy. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times equal to at least 100% of the current value of the security sold short and
(ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly.
See "Options Transactions."

The Fund anticipates that the frequency of short sales will vary substantially under different market conditions, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, as an operating policy which may be changed without shareholder approval, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

In addition to the short sales discussed above, the Fund also may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. The Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

INVESTMENT RISKS OF SHORT SELLING. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

PORTFOLIO TURNOVER. The Fund will from time-to-time engage in the purchase and sale of a security for the purpose of "capturing" dividends on that security. Under this practice, the Fund will purchase the security close to its ex-dividend date, thereby entitling the Fund to receive the anticipated dividend, and then sell the security after the ex-dividend date. To the extent that the sum of the sale price of the security plus the amount the dividend received by the Fund, exceeds the purchase price of the security plus brokerage commissions incurred in the purchase and sale transactions, the Fund will receive a profit. The practice of capturing dividends could result in the Fund experiencing an annual turnover rate of up to 250%. A high portfolio turnover rate may lead to increased costs and may also result in higher taxes paid by the Fund's
shareholders.     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.


MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

ARMS. The Fund may invest in ARMS. ARMS are actively traded, mortgage-backed securities representing interests in adjustable rather than fixed interest rate mortgages. The Fund invests in ARMS issued by GNMA, FNMA, and FHLMC. The may also invest in ARMS issued by non-government and private entities. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S.
government securities.

Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

CMOS. The Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA, or FHLMC certificates, but may be collateralized by whole loans
or private mortgage-backed securities.     The Fund will invest only in CMOs
which are rated AAA by an NRSRO and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) privately issued securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. In addition, the Fund may invest in CMOs which are collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit
enhancement.          ASSET-BACKED SECURITIES. The Fund may invest in
asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities rated AAA by an NRSRO including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.


INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

OPTIONS TRANSACTIONS. The Fund may engage in options transactions. The Fund may purchase and sell options both to increase total return and to hedge against the effect of changes in the value of portfolio securities.

The Fund may write (i.e., sell) covered call options, and may also write covered put options. The Fund may only write covered call and put options to the extent of 20% of the value of its net assets at the time such option contracts are written. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

All options written by the Fund must be "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or in the case of call options on U.S. Treasury bills, substantially similar securities) or have the right to obtain such securities without payment of further consideration (or have segregated cash in the amount of any additional consideration).

The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

The principal reason for writing call or put options is to manage price volatility (or risk). In addition, the Fund will attempt to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. The Fund will write put options only on securities which the Fund wishes to have in its portfolio and where the Fund has determined, as an investment consideration, that it is willing to pay the exercise price of the option.

The Fund may purchase put options and call options. Such investments in put and call options may not exceed 5% of the Fund's assets, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the Fund may invest. The Fund may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Put options may also be purchased to protect against price movements in particular securities in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The Fund will purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Fund are qualified for offer and sale.

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Fund's investment adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to hedge against the effect of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may also write put options and purchase call options on futures contracts as hedges against rising purchase prices of portfolio securities. The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transactions. When the Fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised. As a purchaser of a call option on a futures contract, the Fund is entitled (but not obligated) to purchase a futures contract at a fixed price at any time during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

INVESTMENT RISKS OF FUTURES AND OPTIONS ON FUTURES. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

LENDING OF PORTFOLIO SECURITIES. Pursuant to a fundamental policy, in order to generate additional income, the Fund may lend portfolio securities up to one-third of the value of its total assets, on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities.

The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and where the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market
values of the securities purchased may vary from the purchase prices.     The
Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws.

Under criteria established by the Trustees, certain restricted securities are considered to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchases, together with other illiquid securities, including non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to duplicate expenses.


INVESTMENT RISKS OF FOREIGN SECURITIES. The Fund may invest in foreign securities. Investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations.

Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur currency conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

INVESTMENT RISKS OF FOREIGN COMPANIES. Other differences between investing in foreign and U.S. companies include:

  . less publicly available information about foreign companies;
  . the lack of uniform financial accounting standards applicable to foreign companies;
  . less readily available market quotations on foreign companies;
  . differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies, and banks;
  . generally lower foreign securities market volume;
  . the likelihood that foreign securities may be less liquid or more volatile;
  . generally higher foreign brokerage commissions;
  . possible difficulty in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems;
  . unreliable mail service between countries; and . political or financial changes which adversely affect investments in some countries.

INVESTMENT RISKS OF U.S. GOVERNMENT POLICIES REGARDING INVESTMENTS ABROAD. In the past, U.S. government policies have discouraged or restricted certain investments abroad. Although the Fund is unaware of any current restrictions which would materially adversely affect its ability to meet its investment objective and policies, investors are advised that these U.S. government policies could be reinstituted.

INVESTMENT RISKS OF FIXED INCOME SECURITIES. The Fund may invest in fixed income securities. The prices of fixed income securities fluctuate inversely in relation to the direction of interest rates. The prices of longer-term fixed income securities fluctuate more widely in response to market interest rate changes. Fixed income securities rated BBB by S&P or Fitch or Baa by Moody's have more speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher-rated fixed income securities. In the event that a fixed income security which had an eligible rating when purchased is downgraded below the eligible rating, the Fund's investment adviser will promptly re-assess whether continued holding of the security is consistent with the Fund's objective.

INVESTMENT RISKS OF REAL ESTATE INVESTMENT TRUSTS. The Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

INVESTMENT LIMITATIONS

The Fund will not:

  .borrow money or pledge securities except, under circumstances, the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets.


  . with respect to 75% of the value of total assets, invest more than 5% in securities of one issuer except cash and cash items, U.S. government securities, and repurchase agreements. Additionally, the Fund will not purchase more than 10% of the voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.

STAR FUNDS INFORMATION
-------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.

INVESTMENT ADVISER. Investment decisions for the Funds are made by Star Bank, N.A., the Funds' investment adviser (the "Adviser" or "Star Bank"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Funds and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from each Fund.

  ADVISORY FEES. The Adviser is entitled to receive an annual investment advisory fee equal to a percentage of each Fund's average daily net assets as follows: 0.75% of The Stellar Tax-Free Bond Fund; 0.60% of U.S. Government Income Fund; and 0.95% of Strategic Income Fund. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Funds for certain operating expenses. The Adviser can terminate this voluntary waiver of its advisory fees at any time at its sole discretion.

  ADVISER'S BACKGROUND. Star Bank, a national bank, was founded in 1863 and is the largest bank and trust organization of StarBanc Corporation. As of
  December 31, 1997, Star Bank had an asset base of $10.9 billion.          Star
  Bank's expertise in trust administration, investments, and estate planning ranks it among the most predominant trust institutions in Ohio, with assets of $48.4 billion as of December 31, 1997.

  As part of its regular banking operations, Star Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Star Bank. The lending relationship will not be a factor in the selection of
  securities.     B. Randolph Bateman has been Senior Vice President and Chief
  Investment Officer of Star Bank's StarTrust Division and Manager of its Capital Management Division since 1988. Mr. Bateman has managed the international bonds component of Strategic Income Fund since its inception. Mr. Bateman earned a Bachelor of Arts degree in Economics from North Carolina State University and earned the Chartered Financial Analyst designation.
      Kirk F. Mentzer, Vice President and Director of Fixed Income Research for the Capital Management Division of Star Bank since 1992, has been employed by Star Bank in various capacities since 1989. Mr. Mentzer has managed the U.S. Government Income Fund since its inception. He has also managed the domestic and structured fixed income components of Strategic Income Fund since the Fund's inception. Mr. Mentzer earned a Bachelor of Business Administration degree in Finance from the University of Cincinnati and a Masters degree in Finance from Xavier University.

  Peter Sorrentino is Vice President and Director of Portfolio Management and Research for the Capital Management Division of Star Bank. Mr. Sorrentino has managed the domestic equity component of Strategic Income Fund since January 1996. Prior to joining Star Bank in 1996, Mr. Sorrentino served as Regional Director of Portfolio Management for Banc One Investment Advisors since 1987. Mr. Sorrentino earned a Bachelor of Business Administration degree in Finance and Accounting from the University of Cincinnati. He also earned the Chartered Financial Analyst designation.

  Mary Jo McGeorge is the Municipal Fund Manager for the Capital Management Division of Star Bank. She has overseen all municipal fund management and credit analysis for The Stellar Tax-Free Bond Fund since its inception. In addition to the management of The Stellar Tax-Free Bond



  Fund, Ms. McGeorge is responsible for all tax-exempt fixed income investing within the StarTrust Division of Star Bank. Ms. McGeorge joined Star Bank in 1976 and has extensive trading, credit and funds management experience.

  Kenneth D. Lamson, CFA, is a Fund Manager and Investment Analyst for the Capital Management Division of Star Bank. He has been responsible for the management of the cash equivalent components of the Star Funds since 1996. Mr. Lamson joined Star Bank in 1993 as the portfolio assistant and mortgage-backed securities specialist for the Bank's Treasury Division. Prior to joining Star Bank, Mr. Lamson served as an Assistant Examiner for the FDIC. He earned his Bachelor of Science in Business Management from Jacksonville State University, and has earned the Chartered Financial Analyst designation and Masters of Business Administration.

  Dwight L. Riley is a Municipal Fund Manager and Credit Analyst for the Capital Management Division of Star Bank. Mr. Riley has been with Star Bank since 1996. Mr. Riley graduated from Ohio State University with a B.A. degree in Economics in 1990.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the distributor for shares of the Funds. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), A Shares and B Shares of the Trust may pay to the distributor an amount computed at an annual rate of up to 0.25% of the average daily net assets, in each case to finance any activity which is principally intended to result in the sale of shares subject to the Plan.

Federated Securities Corp. may from time to time, and for such periods as it deems appropriate, voluntarily reduce its compensation under the Plan to the extent the expenses attributable to the shares exceed such lower expense limitation as the distributor may, by notice to the Trust, voluntarily declare to be effective.

The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales and/or administrative support services as agents for their clients or customers who beneficially own shares of the Funds.

Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the distributor.

The Funds' Plan is a compensation type plan. As such, the Funds make no payments to the distributor except as described above. Therefore, the Funds do not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Funds, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Funds under the Plan.

The Glass-Steagall Act limits the ability of a depository institution (such as a commercial bank or a savings association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

ADDITIONAL DISTRIBUTION PAYMENTS. The distributor will, periodically, uniformly offer to pay additional amounts in the form of cash or promotional incentives consisting of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling shares of the Funds. Such payments will be predicated upon the amount of shares of a Fund that are sold by the dealer. Any such payments will be made from the assets of the distributor (including any portion of any sales charge returned by the distributor) and will not result in a charge to a Fund. In addition, the distributor will pay dealers an amount equal to 2.2% of the net asset value of the B Shares of the Trust purchased by their clients or customers. These payments will be made directly by the distributor from its assets, and will not be made from assets of the Fund.



ADMINISTRATIVE ARRANGEMENTS. The distributor may select brokers and dealers to provide distribution and administrative services. The distributor may also select administrators (including depository institutions such as commercial banks and savings associations) to provide administrative services. These administrative services include distributing prospectuses and other information, providing accounting assistance, and communicating or facilitating purchases and redemptions of each of the Fund's shares.

Brokers, dealers, and administrators will receive fees from the distributor based upon shares of a Fund owned by their clients or customers. The fees are calculated as a percentage of the average aggregate net asset value of shareholder accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid for these services by the distributor will be reimbursed by the Adviser. Payments made pursuant to these arrangements are in addition to any payments made under a Fund's Rule 12b-1
Distribution Plan or a Fund's Shareholder Services Plan.          SHAREHOLDER
SERVICES AGREEMENT. Under the terms of the Shareholder Services Agreement with Star Bank, N.A., each Fund will pay Star Bank, N.A. up to 0.25% of its average daily net assets for the period. For the foreseeable future, the Funds plan to limit the Shareholder Servicing Fee to 0.05% of average daily net assets. This fee is to obtain certain services for shareholders and to maintain shareholder accounts.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Funds with certain administrative personnel and services necessary to operate the Funds, and the separate classes, as applicable, such as legal and accounting services. Federated Administrative Services provides these at an annual rate of 0.12% of the average daily net assets of the Trust. The administrative fee received during any fiscal year shall be at least $50,000 per Fund. Federated Administrative Services may choose to voluntarily waive a portion of its fee at any time. Under the terms of a Sub-Administration Agreement between Federated Administrative Services and Star Bank, N.A., Federated Administrative Services will pay to Star Bank, N.A., solely from the resources of Federated Administrative Services, a sub-administration fee at an annual rate of 0.04% of the average daily net assets of the Trust, for assisting Federated Administrative Services in rendering administrative services to the Trust.

CUSTODIAN. Star Bank, N.A., is the Funds' custodian for which it receives a fee of 0.025% of the average daily net assets. The fee is based on the level of each Funds' average net assets for the period, plus out-of-pocket expenses.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTING
SERVICES. Star Bank, N.A. is transfer agent and dividend disbursing agent for the Funds. Federated Services Company, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides certain accounting and recordkeeping services with respect to each Fund's portfolio investments.

INDEPENDENT PUBLIC ACCOUNTANTS. The independent public accountants for the Funds are Arthur Andersen LLP, Pittsburgh, Pennsylvania.

EXPENSES OF THE FUNDS

Each Fund pays its own expenses and its allocable share of the Trust's expenses.
         The Trust expenses for which holders of Fund shares pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees; legal fees of the Trust; association membership dues; and such
non-recurring and extraordinary items as may arise.          The Fund expenses
for which shareholders of each Fund pay their allocable portion include, but are not limited to: investment advisory fees; taxes and commissions; custodian fees; insurance premiums; auditors' fees; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the SEC and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required; legal fees; Trustees' fees; and such non-recurring and extraordinary items as may arise.



In addition, the Trustees reserve the right to allocate certain other expenses between classes of shares of a Fund to holders as they deem appropriate ("class expenses"). In any case, class expenses would be limited to: distribution fees; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the SEC and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required to support holders of shares; legal fees; and Trustees' fees.

NET ASSET VALUE
-------------------------------------------------------------------------------

Each Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding. With respect to Funds having multiple classes, the net asset value for Y Shares will differ from that of A Shares or B Shares due to the variance in net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN THE FUNDS
-------------------------------------------------------------------------------

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in any of the Funds by an investor is $1,000 ($25 for Star Bank Connections Group banking customers, Star Bank employees and members of their immediate family, and participants in the Star Bank Student Finance 101 Program who establish a systematic investment program, and $500 for Education IRA customers). Subsequent investments may be in any amounts. For customers of Star Bank, an institutional investor's minimum investment will be calculated by combining all mutual fund accounts it maintains with Star Bank and invests with the Funds. Accounts established through a Shareholder Service Organization may be subject to a smaller minimum investment. (See "Shareholder Service Organizations").

WHAT SHARES COST

A Shares of The Stellar Tax-Free Bond Fund are sold at their net asset value next determined after an order is received, plus a sales charge, as follows:

                                      SALES CHARGE AS A       SALES CHARGE AS
                                     PERCENTAGE OF PUBLIC     A PERCENTAGE OF
          AMOUNT OF TRANSACTION         OFFERING PRICE      NET AMOUNT INVESTED
      -----------------------------  --------------------   -------------------
      Less than $100,000                    4.50%                  4.71%
      $100,000 but less than
      $250,000                              3.75%                  3.90%
      $250,000 but less than
      $500,000                              2.50%                  2.56%
      $500,000 but less than
      $750,000                              2.00%                  2.04%
      $750,000 but less than $1
      million                               1.00%                  1.01%
      $1 million or more                    0.25%                  0.25%

A Shares of U.S. Government Income Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                      SALES CHARGE AS A       SALES CHARGE AS
                                     PERCENTAGE OF PUBLIC     A PERCENTAGE OF
          AMOUNT OF TRANSACTION         OFFERING PRICE      NET AMOUNT INVESTED
      -----------------------------  --------------------   -------------------
      Less than $100,000                    3.50%                  3.62%
      $100,000 but less than
      $250,000                              3.00%                  3.09%
      $250,000 but less than
      $500,000                              2.00%                  2.04%
      $500,000 but less than
      $1,000,000                            1.50%                  1.52%
      $1,000,000 or more                    0.00%                  0.00%

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASES AT NET ASSET VALUE. B Shares of the Trust are sold at their net asset value next determined after an order is received. There is no sales charge
imposed on such Shares at the time of purchase.          In addition, the
following persons may purchase A Shares of the Trust at net asset value, without a sales charge: (a) employees and retired employees of Star Bank, Federated Securities Corp., or their affiliates, or of any bank or investment dealer who has a sales agreement with Federated Securities Corp. with regard to the Funds, and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees; (b) StarTrust customers of StarBanc Corporation and its subsidiaries; and (c)
non-trust customers of financial advisers.          SALES CHARGE REALLOWANCE.
For sales of A Shares of the Trust, Star Bank or any authorized dealer will normally receive up to 89% of the applicable sales charge. Any portion of the sales charge which is not paid to Star Bank or a dealer will be retained by the
distributor.          The distributor may pay fees to banks out of the sales
charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Fund shares.

REDUCING THE SALES CHARGE

The sales charge can be reduced on the purchase of shares through:

  . quantity discounts and accumulated purchases;
  . signing a 13-month letter of intent;
  . using the reinvestment privilege; or
  . concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table under "What Shares Cost," larger purchases reduce the sales charge paid. The Trust will combine purchases of A Shares made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of Fund shares is made, the Funds will consider the previous purchases still invested in the Funds. For example, if a shareholder already owns shares having a current value at the net asset value of $90,000 and he purchases $10,000 more at the current net asset value, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50% for A Shares of The Stellar Tax-Free Bond Fund and 3.00%, not 3.50% for A Shares of U.S. Government Income Fund.

To receive the sales charge reduction, Star Bank or the distributor must be notified by the shareholder in writing at the time the purchase is made that Fund shares are already owned or that purchases are being combined. The Funds will reduce the sales charge after it confirms the purchases.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more funds in the Trust, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in A Shares of one of the funds in the Trust, and $70,000 in A Shares of another Fund in the Trust, the sales charge would be reduced.

To receive this sales charge reduction, Star Bank or the distributor must be notified by the shareholder in writing at the time the concurrent purchases are made. The Fund will reduce the sales charge after it confirms the purchases. LETTER OF INTENT. If a shareholder intends to purchase at least $100,000 of shares in A Shares of the Trust over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 4.50% of the total price of A Shares of The Stellar Tax-Free Bond Fund or 3.50% of the total price of the A Shares of U.S. Government Income Fund, as the case may be, intended to be purchased in escrow (in shares) until such purchase is completed. The shares held in escrow in the shareholder's account will be released at the fulfillment of the Letter of Intent or the end of the 13-month period, whichever comes first. If the amount specified in the Letter of Intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This Letter of Intent will not obligate the shareholder to purchase shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a Letter of Intent is established, current balances in accounts in shares of any of the Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the Letter of Intent. Prior trade prices will not
be adjusted.     REINVESTMENT PRIVILEGE. If A Shares of the Trust have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Star Bank or the distributor must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in any of these Funds, there may be tax consequences. Shareholders contemplating such transactions should consult their own tax advisers.

SYSTEMATIC INVESTMENT PLAN

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $25. Under this plan, funds may be withdrawn periodically from the shareholder's checking account and invested in shares of the Funds at the net asset value next determined after an order is received by Star Bank, plus the applicable sales charge. A shareholder may apply for participation in this plan through Star Bank.

SHARE PURCHASES
-------------------------------------------------------------------------------

Shares are sold on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business.

A customer of Star Bank may purchase shares of the Funds through Star Bank. Texas residents must purchase shares through Federated Securities Corp. at 1-800-356-2805. In connection with the sale of shares of the Funds, the distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. If you have any questions regarding the purchasing of shares in the Star Funds, please contact a Client Service Representative by calling 1-800-
677-FUND.     PURCHASING THROUGH STAR BANK. To purchase shares of a Fund, a customer of Star Bank may telephone Star Bank at 1-800-677-FUND or place the order in person. Purchase orders given by telephone may be electronically
recorded.          Shares of the Funds are offered continuously. Orders received in good form prior to 3:30 p.m. (Eastern time), the time at which the Fund values its shares, will be processed based on that day's closing net asset value, plus any applicable initial sales charges. For purchases through registered broker/dealers, requests must be received by Star Bank by 3:30 p.m. (Eastern time) and payment is required within three business days.
Payment may be made to Star Funds either by check or federal funds. When payment is made with federal funds, the order is considered received when federal funds
are received by Star Bank, N.A.                         PURCHASING BY MAIL.
Orders by mail are considered received after payment by check is converted by Star Bank into federal funds. This is normally the next business day after Star Bank receives the check. Purchases by mail may be made as follows:



        FOR NEW ACCOUNTS

                                            FOR ADDITIONAL INVESTMENTS

                                         Additional investments should include
Complete and sign the enclosed New       your account number and the name of
Account Form. Include the amount of      the Fund.
your initial investment and make your

check payable to Star Funds. Mail the    Make the check payable to Star Funds
New Account Form and the investment      and mail to:
check to:
                                  Star Funds
                                Client Services
                                Star Bank, N.A.
                          425 Walnut Street, ML 7135
                             Cincinnati, OH 45202

PURCHASING BY WIRE. You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call a Star Funds Client Service Representative at 1-800-677-FUND and inform the representative of the incoming wire. When sending the Federal Funds wire, please verify that the wire includes the following information:

Star Bank, N.A.
ABA 042000013
Attention: Star Funds

DDA# 48887-7606
Name of Mutual Fund
                  -------------------------
                  (Write in name of Star Mutual Fund)

Your Account Number
                  -------------------------
                  (Write in shareholder's account number)

Account Registration
                  -------------------------
                  (Write in shareholder's name)

Wire purchases will be accepted only when the Fund and Star Bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. Funds must be received at the Federal Reserve Bank by 3:00 p.m. (Eastern time) in order to receive that day's trade date.

PURCHASING THROUGH SHAREHOLDER SERVICE ORGANIZATIONS. To purchase shares of the Funds for an investor, the relevant Shareholder Service Organization, as defined herein, must open an account by calling Star Bank at 1-800-677-FUND. Information needed to establish the account will be taken over the telephone.

EXCHANGE PRIVILEGE
-------------------------------------------------------------------------------

Holders of A Shares of a Fund may exchange such shares for A Shares or C Shares of any other Star Fund. Similarly, holders of B Shares of a Fund may exchange such shares for B Shares or C Shares of any other Star Fund. Shareholders who exercise the exchange privilege must exchange shares having a net asset value of at least $1,000. Accounts established through a Shareholder Service Organization may be subject to a smaller minimum exchange investment, and shareholders should consult their account agreement with their Shareholder Service Organization for information and procedures on effecting exchanges. Prior to any exchange, the shareholder must receive a copy of the current prospectus of the Fund into which an exchange is to be effected.


                                                     FUNDS WITH C SHARES
  FUNDS WITH A SHARES      FUNDS WITH B SHARES        (NO SALES CHARGES)
------------------------   -------------------     -------------------------
Stellar Insured Tax-Free   Star U.S. Government    Star Ohio Tax-Free Money
 Bond Fund                  Income Fund             Market Fund

Star U.S. Government       Star Strategic          Star Tax-Free Money Market
 Income Fund                Income Fund             Fund


The Stellar Fund           Star Relative Value     Star Treasury Fund
                            Income Fund             Fund

Star Capital Appreciation  Star Growth Equity     Star Market Capitalization
 Fund                       Fund                   Fund

Star International
 Equity Fund






Such exchanges are made at net asset value, except that in cases of exchanges of A Shares into A Shares of another Fund, the shareholder must pay the difference between the Fund's sales charge already paid and the sales charge of the fund into which shares are to be exchanged. When an exchange is made of A Shares of a Fund for C Shares of another Fund, the A Shares so exchanged and additional A Shares which have been purchased by reinvesting dividends on such shares, retain the charge of the exchanged shares for purposes of exercising further exchange privileges; thus, a re-exchange of the C Shares received in the original exchange back into A Shares of a Fund would be at net asset value plus the difference between the sales charge initially paid and (if higher) the sales charge of the Fund into which shares are to be re-exchanged.

In cases of exchanges of Funds having a contingent deferred sales charge, no sales charges are assessed at the time of the exchange, but if the shareholder redeems shares within five years of the original purchase, a contingent deferred sales charge will be imposed in an amount determined by the date the shareholder
purchased the original shares.            EXCHANGE BY TELEPHONE. Instructions
for exchanges between Star Funds may be given over the telephone, by calling a Client Service Representative at 1-800- 677-FUND. Shares may be exchanged by telephone only between accounts with identical registrations. Exchanges placed by telephone may be electronically recorded. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such
modifications or termination.      Telephone exchange instructions must be
received before 3:30 p.m. (Eastern time) in order for shares to be exchanged the same day. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers, banks, or other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker, bank, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail.

If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

EXCHANGE IN WRITING. Instructions to exchange shares of the Star Funds may be given in writing. The letter of instruction must be signed by all shareholders on the account and must provide the Fund and account number for each of the Funds involved in the exchange. The written instructions can be mailed to:

                                  Star Funds
                                Client Services
                                Star Bank, N.A.
                          425 Walnut Street, ML 7135
                             Cincinnati, OH 45202

Written exchange instructions may require a signature guarantee. For more information on how to exchange shares of the Star Funds, please call a Client
Service Representative at 1-800-677-FUND.          TAX CONSEQUENCES. Exercising
the exchange privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

FREQUENT INVESTOR PROGRAM

Under the Frequent Investor Program ("Program"), eligible persons who purchase A Shares or B Shares ("Program Shares") of any Star Fund on or after August 12, 1996 will receive points ("Points") which, upon accumulation of 50,000 Points, may be used to purchase a round trip airline ticket to any of the 50 states on any U.S. carrier.

The following terms and conditions apply with respect to the Program: (a) one Point will be awarded per dollar invested (gross of sales charges) in Program
Shares: (b) Program Shares purchased may be redeemed at any time without loss of Points; (c) a maximum of 100,000 Points may be earned in any 12-month period;
(d) all unused Points will expire one year from the latest purchase of Program Shares of $100 or more; and (e) Points are not transferable.

All airline tickets are subject to the following stipulations and restrictions:
(i) the ticket will be non-refundable and for a coach seat; (ii) the price of the ticket may not exceed $500 inclusive of taxes and destinations charges, although the shareholder may elect to pay any overage; (iii) all travel must be within the 50 United States; (iv) interim stopovers may not exceed four hours;
(v) tickets will be mailed to the shareholder account address (overnight shipping is available at the shareholder's expense); (vi) there are no "blackout" dates; (vii) 21-day advance purchase and Saturday night stay-over are required; and (viii) tickets may be purchased in any individual's name.

The Program does not apply with respect to: (i) shares which are purchased without a front-end sales charge or a contingent deferred sales charge including shares which are acquired through reinvestment of dividend or capital gain distributions; (ii) shares acquired in exchange for shares in another Star Fund; and (iii) shares owned prior to August 12, 1996.

The Program is subject to modification or termination on 90-days notice at the option of Star Bank. Star Bank may from time-to-time create special offering periods featuring bonus points or other temporary enhancements to the Program. Existing and prospective shareholders will be given notice of such special
offering periods.     SHAREHOLDER SERVICE ORGANIZATIONS          "Shareholder
Service Organizations" are non-affiliated banks and broker/dealers who provide certain support and/or distribution services to their customers who are the beneficial owners of the Funds' shares. The services provided by Shareholder Service Organizations are fully discussed in the account agreement between the Shareholder Service Organization and its customers but generally include assisting customers in processing purchase, exchange, and redemption requests.
         Shareholder Service Organizations are responsible for prompt transmission of orders. These Service Organizations are the record owners of the shares of the Funds. Shareholder Service Organizations may charge their customers for services relating to their investment in the Funds. This prospectus should, therefore, be read together with any account agreement between the customer and the Shareholder Service Organization with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Funds, Star Bank maintains a share account for each shareholder of record. Share certificates are not issued.

Detailed confirmations of each purchase or redemption are sent to each shareholder and dividend confirmations are sent to each shareholder to report dividends paid. Since any Shareholder Service Organization will maintain a master account with the Funds, investors purchasing through those institutions will not receive confirmations from Star Bank. Confirmations will be mailed by the relevant Shareholder Service Organization.

DIVIDENDS AND CAPITAL GAINS

With respect to The Stellar Tax-Free Bond Fund and Strategic Income Fund, dividends are declared and paid monthly. With respect to U.S. Government Income Fund, dividends are declared daily and paid monthly. Dividends and capital gains will be automatically reinvested in additional shares of one of the Funds on payment dates at net asset value, unless cash payments are requested by writing
to a Fund or Star Bank.          Shareholders investing in any of the Funds
through a Shareholder Service Organization should consult their account agreement with their Shareholder Service Organization concerning any applicable dividend payment options.

Capital gains realized by the Funds, if any, will be distributed once every twelve months.

REDEEMING SHARES
-------------------------------------------------------------------------------

Each Fund redeems shares at their net asset value next determined after Star Funds receives the redemption request less, in the case of B Shares, any applicable contingent deferred sales charge.

Redemption of shares will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Requests for redemption for a Fund can be made in person, by telephone, or by mail.



Shareholders establishing accounts through a Shareholder Service Organization should consult their account agreement for information on redeeming shares.

Your financial institution may charge a liquidation fee in connection with closing a retirement account.

REDEMPTION BY TELEPHONE. A shareholder can request a redemption of shares by telephone by calling a Client Service Representative at 1-800-677-FUND. Redemption requests given by telephone may be electronically recorded.

For redemption requests received by Star Funds before 3:30 p.m. (Eastern time), proceeds will normally be wired the following day to the shareholder's bank account or a check will be sent to the address of record. In no event will proceeds be wired or a check mailed more than seven days after a proper request for redemption has been received. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, the shareholders would be promptly notified. Authorization forms and information on this service are available at Star Bank branches or by calling a Client Service Representative at 1-800-677-FUND.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a chase should occur, another method of redemption should be considered.

If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEMPTION IN WRITING. Shareholders may also redeem shares by sending a written request to:

                                  Star Funds
                                Client Services

                             Star Bank, N.A.
                          425 Walnut Street, ML 7135
                             Cincinnati, OH 45202

The written letter of instructions must include: the shareholder's name, the Fund name, the account number and the share or dollar amount to be redeemed. The letter must be signed by all shareholders on the account. The proceeds will be wired to the bank account of record or sent to the address of record within seven days.

Shareholders request a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder(s) of record must have signatures on written redemption requests, guaranteed by:

  . a trust company or commercial bank whose deposits are insured by the
   BIF, which is administered by the FDIC;
  . a member of the New York, Boston, American, Midwest, or Pacific Stock
   Exchange;
  . a savings bank or savings association whose deposits are insured by the
   SAIF, which is administered by the FDIC; or . any other "eligible guarantor institution" as defined in the Securities
   Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

CONTINGENT DEFERRED SALES CHARGE--B SHARES

Shareholders redeeming B Shares within five full years of the purchase date will be charged a contingent deferred sales charge ("CDSC") by the Funds' distributor. Any applicable CDSC will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption in accordance with the following schedule:

             YEAR OF REDEMPTION                            CONTINGENT DEFERRED
               AFTER PURCHASE                                 SALES CHARGE
             ------------------                            -------------------
                   Year 1                                         5.00%
                   Year 2                                         4.00%
                   Year 3                                         3.00%
                   Year 4                                         2.00%
                   Year 5                                         1.00%
                   Year 6                                         0.00%

The CDSC will not be charged on redemptions made in connection with each Fund's Systematic Withdrawal Plan, to the extent that such redemptions do not exceed 10% of the initial balance of the Shareholder's Plan account, calculated annually. The CDSC will not be charged with respect to: (1) shares acquired through the reinvestment of dividends or distributions of short-term or long-term capital gains and (2) shares held for more than five full years from the date of purchase. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a CDSC. In computing the amount of CDSC, redemptions are deemed to have occurred in the following order: (1) shares of a Fund acquired through the reinvestment of dividends and long-term capital gains; (2) shares of a Fund held for more than five full years from the date of purchase; and (3) shares of a Fund held for fewer than five full years on a first-in, first-out basis. A CDSC is not assessed in connection with an exchange of B Shares of a Fund for B Shares or C Shares of other Star Funds, although the shares acquired in such an exchange will remain subject to the initial CDSC. Moreover, the CDSC will be eliminated with respect to certain redemptions. (See "Elimination of Contingent Deferred Sales Charge.")

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

The CDSC will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2; and (3) involuntary redemptions by shares of a Fund in shareholder accounts that do not comply with the minimum balance requirements. The exemption from the CDSC for Individual Retirement Accounts or other retirement plans does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. To receive the CDSC exemption with respect to death or disability, Star Bank or the distributor must be notified in writing at the time of the redemption that the shareholder, or the shareholder's executor/executrix,
requests the exemption.          Shares of a Fund purchased by the following
entities are not subject to the CDSC to the extent that no payment was advanced for purchases made by such entities: (a) employees and retired employees of Star Bank, Federated Securities Corp., or their affiliates, or of any bank or investment dealer who has a sales agreement with Federated Securities Corp. with regard to B Shares of the Trust and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees; (b) StarTrust customers of StarBanc Corporation and its subsidiaries; and (c) non-trust customers of financial advisers.
    B Shares reserve the right to discontinue elimination of the CDSC. Shareholders will be notified of such elimination. Any shares of a Fund purchased prior to the termination of such waiver would have the CDSC eliminated as provided in the Fund's prospectus at the time of purchase of Fund shares. If a shareholder makes a redemption which would qualify for an elimination of the CDSC, the shareholder must notify Star Funds or the transfer agent in writing that the shareholder is entitled to such elimination.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders invested in shares of the Funds may engage in a Systematic Withdrawal Plan. Under this plan, accounts may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $25 and may be as much as 1.50% per month or 4.50% per quarter of the total net asset value of the shares in the account when the Systematic Withdrawal Plan is opened.



Depending upon the amount of the withdrawal payments and the amount of dividends paid with respect to shares of a Fund, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. For this reason, payments under this plan should not be considered as yield or income on the shareholder's investment in a Fund. Due to the fact that A Shares and B Shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares of a Fund while participating in this plan.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000 due to shareholder redemptions. Shareholders establishing accounts through a Shareholder Service Organization should consult their account agreement for information regarding accounts with low balances.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund or class in the Trust have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting only that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of the Trust or a Fund and for the election of Trustees under certain circumstances. As of February 20, 1998, Firstcinco, Cincinnati, Ohio, acting in various capacities for numerous accounts, was owner of record of approximately 87.46% of the A Shares of The Stellar Tax- Free Bond Fund; 78.76% of the A Shares of U.S. Government Income Fund; and 57.63% of the B Shares of Strategic Income Fund, and therefore, may, for certain purposes, be deemed to control these Funds and be able to affect the outcome of certain matters presented for a vote of each Fund's shareholders.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all series entitled to vote.

EFFECT OF BANKING LAWS
-------------------------------------------------------------------------------

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling, or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers.

Some entities providing services to the Trust are subject to such banking laws and regulations. They believe that they may perform those services for the Funds contemplated by any agreement entered into with the Trust without violating those laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services for their customers and/or the Funds. If this happens, the Trustees would consider alternative means of continuing available services. It is not expected that the Funds' shareholders would suffer any adverse financial consequences as a result of any of these occurrences.



TAX INFORMATION
-------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Funds will pay no federal income tax because each Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by a Fund will not be combined for tax purposes with those realized by any of the other Funds.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Each Fund will provide detailed tax information for reporting purposes.

THE STELLAR TAX-FREE BOND FUND--ADDITIONAL FEDERAL INCOME TAX INFORMATION

Interest on some municipal securities may be subject to the federal alternative minimum tax.

Shareholders are not required to pay federal income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase all types of municipal securities including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

With respect to The Stellar Tax-Free Bond Fund, income from the Fund is not necessarily free from income taxes of any state or local taxing authority. State laws differ on this issue and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

From time to time, each Fund may advertise its total return and yield. In addition, The Stellar Tax-Free Bond Fund may advertise tax-equivalent yield.

Total return represents the change, over a specified period of time, in the value of an investment in a Fund or class after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of a Fund or class is calculated by dividing the net investment income per share (as defined by the SEC) earned by a Fund or class over a thirty-day period by the maximum offering price per share of a Fund or class on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of The Stellar Tax-Free Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that The Stellar Tax-Free Bond Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and tax equivalent yield do not necessarily reflect income actually earned by a Fund or class and, therefore, may not correlate to the dividends or other distributions paid to shareholders.




With respect to A Shares of a Fund, the performance information normally reflects the effect of the maximum sales charge which, if excluded, would increase the total return and yield, and with respect to The Stellar Tax-Free Bond Fund, the tax-equivalent yield. Occasionally, performance information which does not reflect the effect of the sales charge may be quoted in advertising. With respect to B Shares of a Fund, the performance information normally reflects the effect of non-recurring charges, such as the CDSC, which, if excluded, would increase the total return and yield.

From time to time, advertisements for a Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.


ADDRESSES
--------------------------------------------------------------------------------

               The Stellar Insured Tax-Free Bond Fund
               Star U.S. Government Income Fund           5800 Corporate Drive
               Star Strategic Income Fund                 Pittsburgh, Pennsylvania 15237-7010
---------------------------------------------------------------------------------------------
Distributor
               Federated Securities Corp.                 Federated Investors Tower
                                                          1001 Liberty Avenue
                                                          Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------
Investment Adviser
               Star Bank, N.A.                            425 Walnut Street
                                                          Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------
Custodian
               Star Bank, N.A.                            425 Walnut Street
                                                          Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent
               Star Bank, N.A.                            425 Walnut Street
                                                          Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------
Portfolio Accounting Services
               Federated Services Company                 Federated Investors Tower
                                                          1001 Liberty Avenue
                                                          Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------
Independent Public Accountants
               Arthur Andersen LLP                        2100 One PPG Place
                                                          Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------




                                            -----------------------------------
Cusip 854911856                                        STAR BANK, N.A.
Cusip 854911500                                      Investment Adviser
Cusip 854911880                             -----------------------------------

G00522-17 (3/98)                                 FEDERATED SECURITIES CORP.

6001TR                                                   Distributor
                                             -----------------------------------







                     The Stellar Insured Tax-Free Bond Fund
                                    A Shares

                         (A Portfolio of the Star Funds)

                     Statement of Additional Information










    This Statement of Additional Information should be read with the prospectus of the Bond Funds of the Star Funds dated March 31, 1998. This Statement is not a prospectus itself. To request a copy of the prospectus, free of charge, write to The Stellar Insured Tax-Free Bond Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010


                                              Statement dated March 31, 1998





--------------------------------------------------------------------------------
                                 Star Bank, N.A.

                               Investment Adviser
--------------------------------------------------------------------------------

                           Federated Securities Corp.

                                   Distributor

                                                                           I
--------------------------------------------------------------------------------







Table of Contents
--------------------------------------------------------------------------------

General Information About the Fund    11
--------------------------------------------------------------------------------

Investment Objective and Policies     11
  Acceptable Investments              11
  Temporary Investments               55
  Municipal Bond Insurers             66
  Portfolio Turnover                  77

Investment Limitations                77
--------------------------------------------------------------------------------

Star Funds Management                 99
  Fund Ownership                    1111
  Trustees' Compensation            1212
  Trustee Liability                 1212

Investment Advisory Services        1212
--------------------------------------------------------------------------------
  Adviser to the Fund               1212
  Advisory Fees                     1212

Brokerage Transactions              1313
--------------------------------------------------------------------------------

Administrative Services             1313

Custodian                           1313

Purchasing Shares                   1313
  Distribution Plan                 1313
  Administrative Arrangements       1414
  Shareholder Services Plan         1414
  Conversion to Federal Funds       1414



Determining Net Asset Value         1414
--------------------------------------------------------------------------------
  Determining Market Value of Securities1414
  Exchanging Securities for Fund Shares15

Exchange Privilege                  1515
--------------------------------------------------------------------------------
  Requirements for Exchange         1515
  Making an Exchange                1515

Redeeming Shares                    1515
--------------------------------------------------------------------------------
  Redemption in Kind                1515
  Massachusetts Partnership Law     1616

Tax Status                          1616
--------------------------------------------------------------------------------
  The Fund's Tax Status             1616
  Shareholders' Tax Status          1616

Total Return                        1616
--------------------------------------------------------------------------------

Yield                               1717

Tax-Equivalent Yield                1717
  Tax-Equivalency Table             1818

Performance Comparisons             1919
--------------------------------------------------------------------------------
  Economic and Market Information   2020
  Financial Highlights              2020

Appendix                        2121
--------------------------------------------------------------------------------

11


General             Information             About            the            Fund
--------------------------------------------------------------------------------
The Fund is a portfolio of the Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from
Losantiville  Funds to Star  Funds.     Shares  of the Fund are  offered  in one
class:   A   Shares   ("Shares").        Investment   Objective   and   Policies
--------------------------------------------------------------------------------
The Fund's investment objective is to provide current income which is exempt from federal income tax. The objective cannot be changed without approval of shareholders. The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Acceptable Investments

The Fund invests primarily in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.
   Characteristics

      The municipal securities in which the Fund invests have the characteristics set forth in the prospectus.
      A municipal security will be determined by the Fund's investment adviser to meet the quality standards established by the Trustees if it is of comparable quality to municipal securities within the Fund's rating requirements. The Trustees consider the creditworthiness of the issuer of a municipal security, the issuer of a participation interest if the Fund has the right to demand payment from such issuer, or the guarantor of payment by either of those issuers. If a security loses its rating or has its rating reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security from its portfolio, but will consider doing so. If ratings made by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("D&P") or any other nationally recognized statistical rating organization (an "NRSRO") change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
   Types of Acceptable Investments

     Examples of  municipal  securities  include,  but are  not  limited  to:

     o    industrial development bonds; o municipal notes and bonds;

     o    serial notes and bonds sold with a series of maturity dates;

     o tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;

     o bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future;

     o prerefunded municipal bonds refundable at a later date (payment of principal and interest on prerefunded bonds are assured through the first call date by the deposit in escrow of U.S. government
          securities);   and

     o general obligation bonds secured by a municipality's pledge of taxation. Participation Interests

       The financial institutions from which the Fund purchases participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within thirty days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by the Fund. By purchasing participation interests, the Fund is buying a security meeting the quality requirements of the Fund and is also receiving the tax-free benefits of the underlying securities. In the acquisition of participation interests, the Fund's investment adviser will consider the following quality factors: o a high-quality underlying municipal security (of which the Fund takes possession); o a high-quality issuer of the participation interest; or o a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.
   Variable Rate Municipal Securities

       Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
   Futures and Options Transactions.

As a means of reducing fluctuations in the Fund's net asset value, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts, and buying put and call options on securities indices. The Fund may also purchase put options on portfolio securities to hedge a portion of its portfolio investments. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.
       Futures Contracts. The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements. A futures contract is a firm commitment by two parties; the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer, who agrees to take delivery of the securities ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings or fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates. "Margin" In Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash, U.S. government securities or highly-liquid debt securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures position. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts is unleveraged. To the extent required to comply with CFTC Regulation 4.5 and thereby avoid status as a "commodity pool operator," the Fund will not enter into a futures contract for other than bona fide hedging purposes, or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of the Fund's net assets, after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. Second, the Fund will not enter into these contracts for speculative purposes; rather, these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the CFTC. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator. Put Options on Financial Futures Contracts. The Fund may purchase listed put options on financial contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates or decrease in stock prices. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost. The Fund may write listed put options on financial futures contracts to hedge its portfolio against a decrease in market interest rates. The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the Fund writes (sells) a put on a futures contract, it receives a cash premium in exchange for granting to the purchaser of the put the right to receive from the Fund, at the strike price, a short position in such futures contract (the Fund undertakes the obligation to assume a long futures position), even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease, the market price of the underlying futures contract normally increases. As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future. In will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligations under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option. Call Options on Financial Futures Contracts. In addition to purchasing put options on futures, the Fund may write (sell) listed and over-the-counter call options on financial futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities. Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities. An additional way in which the Fund may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract. The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge. Limitation on Open Futures Positions. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation. Purchasing Put Options on Portfolio Securities. The Fund may purchase put options on portfolio securities to protect against price movements in the Fund's portfolio securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Over-the-Counter Options. The Fund may generally purchase over-the-counter options on portfolio securities in negotiated transactions with the writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Fund's investment adviser. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. Risks. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund's investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close these positions could have an adverse effect on the Fund's ability to hedge its portfolio. To minimize risks, the Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.
   When-Issued and Delayed Delivery Transactions

       These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
Temporary Investments
The Fund may also invest in temporary investments from time to time:
       o  as a reaction to market conditions;
       o while waiting to invest proceeds of sales of Shares or portfolio securities, although generally such proceeds from sales of Shares will be invested in municipal securities as quickly as possible;
       o  in anticipation of redemption requests; or
       o for temporary defensive purposes, in which case the Fund may invest more than 20% of the value of its net assets in cash or certain money market instruments, U.S. Treasury bills or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or repurchase agreements.
       Repurchase Agreements
       Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees. Reverse Repurchase Agreements The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled. Investments in Cash From time to time, such as when suitable municipal bonds are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in municipal securities and thereby reduce the Fund's yield.
Municipal Bond Insurers

Municipal bond insurance may be provided by one or more of the following insurers or any other municipal bond insurer which is rated in the highest rating category by a NRSRO. The claims-paying ability of each of the following insurers has been rated in the highest rating category by a NRSRO.
       Municipal Bond Investors Assurance Corp.
            Municipal Bond Investors Assurance Corp. ("MBIA") is a wholly-owned subsidiary of MBIA, Inc., a Connecticut insurance company, which is owned by Aetna Life and Casualty, Credit Local DeFrance CAECL, S.A., The Fund American Companies, and the public. The investors of MBIA, Inc., are not obligated to pay the obligations of MBIA. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is (914) 273-4345.
       AMBAC Indemnity Corporation
            AMBAC Indemnity Corporation ("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. Copies of certain statutory required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004, and its telephone number is (212) 668-0340.
       Financial Guaranty Insurance Company
            Financial Guaranty Insurance Company ("Financial Guaranty") is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. The investors in FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is subject to regulation by the State of New York Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 175 Water Street, New York, New York 10038, and its telephone number is (212) 607-3000.
       Financial Security Assurance Holdings
            Financial Security Assurance ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings domiciled in New York, is a monoline financial guaranty insurer of municipal bonds and asset-backed securities. The investors in FSA are not obligated to pay the debts of or the claims against FSA. FSA is subject to regulation by the State of New York Insurance Department and is licensed to do business in all fifty states and in the District of Columbia. The address of FSA is 350 Park Avenue, New York, NY 10022, and its telephone number is (212) 688-3101.

Portfolio Turnover

Securities in the Fund's portfolio will be sold whenever the adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the period from December 30, 1996 (date of initial public investment) to November 30, 1997, the Fund's portfolio turnover rate was 15%.

Investment Limitations
--------------------------------------------------------------------------------
Selling Short and Buying on Margin

            The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
   Concentration of Investments

            The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or certain money market instruments, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements. The Fund does not intend to purchase securities (other than securities guaranteed by the U.S. government or its agencies or direct obligations of the U.S. government) if, as a result of such purchases, 25% or more of the value of its total assets would be invested in a governmental subdivision in any one state, territory or possession of the United States.
   Borrowing Money

            The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, except as described in the prospectus, and as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund's income. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.
   Investing in Restricted Securities

The Fund will not invest more than 15% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.
   Pledging Assets

            The Fund will not mortgage, pledge, or hypothecate its assets, except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.
   Investing in Commodities and Minerals

            The Fund will not purchase or sell commodities, commodity contracts, oil, gas, or other mineral exploration or development programs or leases, except that the Fund may purchase and sell financial futures contracts.
   Investing in Real Estate

            The Fund will not purchase or sell real estate including limited partnership interests, although it may invest in securities secured by real estate or interests in real estate.
   Underwriting

            The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
   Issuing Senior Securities

            The Fund will not issue senior securities except for when-issued and delayed-delivery transactions and futures contracts, each of which might be considered senior securities. In addition, the Fund reserves the right to purchase municipal securities which the Fund has the right or obligation to sell to a third-party (including the issuer of a participation interest).
   Lending Cash or Securities

            The Fund will not lend any of its assets. This shall not prevent the Fund from acquiring publicly or non-publicly issued municipal securities or temporary investments, entering into repurchase agreements, or engaging in other transactions in accordance with its investment objective, policies, and limitations or Declaration of Trust.
   Dealing in Puts and Calls

            The Fund will not purchase or sell puts, calls, spreads or any combination of them, except that the Fund may purchase put options on municipal securities in an amount up to 5% of its total assets and may purchase municipal securities accompanied by agreements of sellers to repurchase them at the Fund's option.
The above limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
   Investing in Illiquid Securities

            The Fund will not invest more than 15% of the value of its net assets in securities which are not readily marketable or which are otherwise considered illiquid, including repurchase agreements providing for settlement in more than seven days after notice, certain restricted securities not determined by the Trustees to be liquid, and participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the Fund's investment adviser believes cannot be sold within seven days.
   Investing in Securities of Other Investment Companies

            The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, and invest no more than 10% of its total assets in investment companies in general. The Fund will limit its investments in the securities of other investment companies to those having investment objectives and policies similar to its own. The Fund will not purchase or acquire any security issued by a registered closed-end investment company if, immediately after the purchase or acquisition, 10% or more of the voting securities of the closed-end investment company would be owned by the Fund and other investment companies having the same adviser and companies controlled by these investment companies. The Fund will purchase securities of closed-end investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies may incur certain expenses which may be duplicative of certain fees incurred by the Fund. The Fund's investment adviser will waive its investment advisory fee on assets of the Fund invested in securities of open-end investment companies.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of its policies and limitations, the Fund considers instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." The Fund has no present intent to borrow money or pledge securities (except as a temporary, extraordinary or emergency measure) in excess of 5% of the value of its net assets or to invest in securities of closed-end
investment        companies.        Star       Funds        Management
--------------------------------------------------------------------------------
Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Funds (as defined below).
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.* 2884 Lengel Road Cincinnati, Ohio 45244 Birthdate: May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

--------------------------------------------------------------------------------
Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

-------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

--------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

-------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

--------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

--------------------------------------------------------------------------------
William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.
-------------------------------------------------------------------------------

C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.


--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations.
--------------------------------------------------------------------------------
** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.
As of February 20, 1998, the following shareholder of record owned 5% or more of the Shares of the Fund: Firstcinco, Cincinnati, OH, owned approximately 11,288,925 Shares (87.36%).

Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales, **              $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,000
Trustee

Dr. Robert J. Hill,                 $7,500
Trustee

Dawn M. Hornback,          $5,250
Trustee

Lawrence M. Turner,        $5,250
Trustee

William H. Zimmer, III,    $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios.
** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
Investment Advisory Services
--------------------------------------------------------------------------------
Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Because of the internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer. Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. For the period from December 30, 1997 (date of initial public investment) to November 30, 1997, Star Bank earned advisory fees of $825,962 of which $275,321, were waived. Brokerage Transactions
--------------------------------------------------------------------------------
The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: o advice as to the advisability of investing in securities; o security analysis and reports; o economic studies; o industry studies; o receipt of quotations for portfolio evaluations; and o similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. During the period from December 30, 1996 (date of initial public investment) to November 30, 1997, the Fund paid no brokerage commissions on brokerage transactions. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
Administrative                                                       Services
--------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the period from December 30, 1996 (date of initial public investment) to November 30, 1997, the Fund incurred costs for administrative
services               of                $101,260.                    Custodian.
--------------------------------------------------------------------------------
Star  Bank is  custodian  for the  securities  and cash of the  Fund.  Under the
Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's
average        daily        net        assets.         Purchasing         Shares
--------------------------------------------------------------------------------
Except under certain circumstances described in the prospectus, Shares are sold at their net asset value plus a sales charge, if any, on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. Except under the circumstances described in the prospectus, the minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in the Funds." Distribution Plan

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of sufficient number of Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment
objective.    For the period from December 30, 1997 (date of initial public investment) to November 30, 1997, no payments were made pursuant to the
Plan.     Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request. Shareholder Services Plan

This arrangement permits the payment of fees to the Fund and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing
dividend options, account designations, and addresses.    For the period from
December 30, 1996 (date of initial public investment) to November 30, 1997, payments in the amount of $55,064 were made pursuant to the Shareholder Services
Plan.     Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.
Determining                   Net                  Asset                   Value
--------------------------------------------------------------------------------
The net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
Determining Market Value of Securities

Market or fair values of the Fund's portfolio securities are determined as follows:
      o  as provided by an independent pricing service;
      o for short-term obligations, according to the mean between bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of less than 60 days at the time of purchase, at amortized cost unless the Trustees determine this is not fair value; or
      o  at fair value as determined in good faith by the Trustees.
 other market data.pon rate; maturity; type of issue; trading characteristics; andexclusively on quoted prices. Pricing services may consider: Over-the-counter options will be valued at the mean between the bid and asked prices. Covered call options will be valued at the last sale price on the national exchange on which such options are traded. Unlisted call options will be valued at the
latest bid price as provided by brokers.    Exchanging Securities for Fund
Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares of the Fund on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities.

Exchange Privilege
--------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement. Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.
Redeeming Shares
--------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares." Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price, in whole or in part, by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate. A redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class' net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs. Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets. Tax Status
--------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
      o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; o invest in securities within certain statutory limits; and o distribute to its shareholders at least 90% of its net income earned during the year.
Shareholders' Tax Status

No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.
   Capital Gains

Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of: o the availability of higher relative yields; o differentials in market values; o new investment opportunities; o changes in creditworthiness of an issuer; or o an attempt to preserve gains or limit losses. Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the Shares. Total Return
--------------------------------------------------------------------------------
The average annual total return for A Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the monthly reinvestment of all dividends and distributions. A Shares' cumulative total return for the period from December 30, 1996 (date of initial public investment) to November 30, 1997 was 2.11%. Cumulative total return reflects the Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. Any applicable redemption fee is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of the Shares redeemed. Yield
--------------------------------------------------------------------------------
The yield for A Shares for the thirty-day period ended November 30, 1997 was 3.91%.

The yield for A Shares is determined by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by A Shares over a thirty-day period by the maximum offering price per Share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by A Shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in A Shares, the performance will be reduced for those shareholders paying those fees.
Tax-Equivalent                                                             Yield
--------------------------------------------------------------------------------
The tax-equivalent yield for A Shares for the thirty-day period ended November 30, 1997 was 6.47%.
The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 39.60% tax rate (the maximum effective federal rate for individuals) and assuming that income is 100% tax-exempt.

Tax-Equivalency Table

The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal income tax, * and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.
                        TAXABLE YIELD EQUIVALENT FOR 1998
--------------------------------------------------------------------------------
MULTISTATE MUNICIPAL FUND
--------------------------------------------------------------------------------
FEDERAL INCOME TAX BRACKET:

                  15.00%    28.00%       31.00%        36.00%        39.60%

--------------------------------------------------------------------------------
JOINT           $1-  $42,351-     $102,301-     $155,951-       OVER
      RETURN      42,350    102,300      155,950       278,450      $278,450

      SINGLE          $1-  $25,351-     $61,401-      $128,101-       OVER
      RETURN      25,350    61,400       128,100       278,450      $278,450

--------------------------------------------------------------------------------
Tax-Exempt

Yield                         Taxable Yield Equivalent

        1.00%      1.18%     1.39%       1.45%         1.56%         1.66%

        1.50%      1.76%     2.08%       2.17%         2.34%         2.48%

        2.00%      2.35%     2.78%       2.90%         3.13%         3.31%

        2.50%      2.94%     3.47%       3.62%         3.91%         4.14%

        3.00%      3.53%     4.17%       4.35%         4.69%         4.97%

        3.50%      4.12%     4.86%       5.07%         5.47%         5.79%

        4.00%      4.71%     5.56%       5.80%         6.25%         6.62%

        4.50%      5.29%     6.25%       6.52%         7.03%         7.45%

        5.00%      5.88%     6.94%       7.25%         7.81%         8.28%

        5.50%      6.47%     7.64%       7.97%         8.59%         9.11%

        6.00%      7.06%     8.33%       8.70%         9.38%         9.93%

        6.50%      7.65%     9.03%       9.42%        10.16%        10.76%

        7.00%      8.24%     9.72%      10.14%        10.94%        11.59%

        7.50%      8.82%    10.42%      10.87%        11.72%        12.42%

        8.00%      9.41%    11.11%      11.59%        12.50%        13.25%

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund Shares.

*Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

Performance Comparisons
--------------------------------------------------------------------------------
The performance of A Shares depends upon such variables as: o portfolio quality; o average portfolio maturity; o type of instruments in which the portfolio is invested; o changes in interest rates and market value of portfolio securities; o changes in the Fund's expenses; o the relative amount of Fund cash flow; and o various other factors.
A Shares' performance fluctuates on a daily basis largely because net earnings and the offering price per share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of A Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
      o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "insured municipal funds" category in advertising and sales literature.
      o Lehman Brothers Ten-Year Insured Bond Index is an unmanaged index that reflects the total performance of the Insured Bond sector (includes all bond insurers with Aaa/AAA ratings) of the Lehman Municipal Bond Index. The maturities range between eight and twelve years.
      o Lehman Brothers Ten-Year State General Obligation Bonds is an index comprised of the same issues noted above except that the maturities range between nine and eleven years. Index figures are total returns calculated for the same periods as listed above. o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for A Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent historic change in the value of an investment in A Shares based on monthly investment of dividends over a specific period of time. Advertisements may quote performance information which does not reflect the effect of the sales charge. In addition, advertisements and sales literature for A Shares may include charts and other illustrations that depict the hypothetical growth of a tax-free investment as compared to a taxable investment. Advertisements and sales literature for A Shares may include quotations from financial publications and other sources relating to current economic conditions in the municipal securities market or to the benefit and popularity of municipal securities or mutual funds. Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, A Shares can compare its performance or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities markets. Such discussions may take the form of commentary on these developments by the Fund's portfolio manager and the manager's views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available. Financial Statements

The financial statements for the fiscal period ended November 30, 1997, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1997. A copy of the Annual Report for the Fund may be obtained without charge by contacting Star Bank, N.A. at the address located on the back cover of the Bond Funds' Prospectus or by calling 1-800-677-FUND.

Appendix
-------------------------------------------------------------------------------
Standard & Poor's Ratings Group ("S&P") Municipal Bond Rating Definitions AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. C--The rating C is reserved for income bonds on which no interest is being paid. D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Plus(+) or Minus (-): S&P may apply a plus (+) or minus (-) sign to show relative standing within the major rating categories. Moody's Investors Service, Inc. ("Moody's") Municipal Bond Rating Definitions Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba--Bonds which are Ba are judged to have a speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR--Not rated by Moody's Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates the mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Fitch Investors Service, Inc. ("Fitch") Long-Term Debt Rating Definitions AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to repay interest and repay principal is very strong, although not quire as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whenever it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB--Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment. CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time. C--Bonds are in imminent default in payment of interest or principal. DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery. NR--NR indicates that Fitch does not rate the specific issue. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Duff & Phelps Credit Rating Co. ("D&P") Long-Term Debt Rating Definitions AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for U.S. Treasury debt. AA- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB-Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. D&P Short-Term Debt Rating Definitions D-1+-Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below U.S. Treasury short-term obligations. D-1-Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. D-1--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2-Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. S&P Commercial Paper Rating Definitions A-1-This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2-Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Moody's Commercial Paper Rating Definitions P-1-Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity. P-2- Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Fitch Commercial Paper Rating Definitions FITCH-1-(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH-2-(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.








Cusip 854911856
G00522-09 (3/98)





                        Star U.S. Government Income Fund
                                      A Shares
                                  B Shares

                         (A Portfolio of the Star Funds)

                       Statement of Additional Information










       This Statement of Additional Information should be read with the prospectus of the Bond Funds of the Star Funds dated March 31, 1998. This Statement is not a prospectus itself. To request a copy of the prospectus, free of charge, write to Star U.S. Government Income Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010

                                              Statement dated March 31, 1998





--------------------------------------------------------------------------------
                                 Star Bank, N.A.

                               Investment Adviser
--------------------------------------------------------------------------------

                           Federated Securities Corp.

                                   Distributor

--------------------------------------------------------------------------------
                                                                           I
Table of Contents
--------------------------------------------------------------------------------

General Information About the Fund    11
--------------------------------------------------------------------------------

Investment Objectives and Policies    11
  Types of Investments                11
  Mortgage Backed Securities          11
  Adjustable Rate Mortgage Securities ("ARMS")                 11
  Collateralized Mortgage Obligations ("CMOs")                 22
  Repurchase Agreements               22
  Investments in Foreign Securities   22
  Restricted and Illiquid Securities  22
  When-Issued and Delayed Delivery Transactions                33
  Futures and Options Transactions    33
  Futures Contracts                   33
  Put Options on Futures Contracts    33
  Call Options on Futures Contracts   33
  "Margin" in Futures Transactions    44
  Purchasing Put Options on Portfolio Securities               44
  Writing Covered Call Options
   on Portfolio Securities            44
  Lending of Portfolio Securities     44
  Zero-Coupon Securities              44
  Portfolio Turnover                  55

Investment Limitations                55
--------------------------------------------------------------------------------

Star Funds Management                 77
  Fund Ownership                      99
  Trustees' Compensation            1010
  Trustee Liability                 1010

Investment Advisory Services        1010
--------------------------------------------------------------------------------
  Adviser to the Fund               1010
  Advisory fees                     1010

Brokerage Transactions              1111
--------------------------------------------------------------------------------



Administrative Services             1111

Custodian                           1111

Purchasing Shares                   1111
  Distribution Plan                 1111
  Administrative Arrangements       1212
  Shareholder Services Plan         1212
  Conversion to Federal Funds       1212

Determining Net Asset Value         1212
--------------------------------------------------------------------------------
  Determining Market Value of Securities1212
  Exchanging Securities for Fund Shares 12

Exchange Privilege                  1313
--------------------------------------------------------------------------------
  Requirements for Exchange         1313
  Making an Exchange                1313

Redeeming Shares                    1313
--------------------------------------------------------------------------------
  Redemption in Kind                1313
  Massachusetts Partnership Law     1313

Tax Status                          1414
--------------------------------------------------------------------------------
  The Fund's Tax Status             1414
  Shareholders' Tax Status          1414

Total Return                        1414
--------------------------------------------------------------------------------

Yield                               1414

Performance Comparisons             1414
  Economic and Market Information   1515
  Financial Statements              1515

Appendix                        1616
--------------------------------------------------------------------------------

General Information About the Fund
--------------------------------------------------------------------------------

The Fund is a portfolio of the Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from Losantiville Funds to Star Funds and changing the Fund's name from Losantiville U.S. Government Income Fund to Star U.S. Government Income Fund.

Shares of the Fund are offered in two classes: A Shares and B Shares (individually and collectively referred to as "Shares" as the context may require.) This Statement of Additional Information relates to both of the above-mentioned Shares of the Fund.

Investment Objectives and Policies
--------------------------------------------------------------------------------

The primary investment objective of the Fund is current income. Capital appreciation is a secondary objective. The investment objectives cannot be changed without the approval of shareholders. The policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Types of Investments

Under normal circumstances, the Fund pursues its investment objectives by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities. For purposes of this 65% statement, the Fund will consider collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. government securities. Additionally, up to 35% of the value of the Fund's total assets may be invested in investment-grade corporate debt obligations, commercial paper, time and savings deposits, and debt securities of foreign issuers.

Mortgage Backed Securities

Mortgage-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayments risks"). Mortgage-backed securities are subject to higher prepayments risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans may be prepaid without penalty or premium. Prepayment risk on mortgage- backed securities tends to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages.

Adjustable Rate Mortgage Securities ("ARMS")

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities. Like other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Collateralized Mortgage Obligations ("CMOs")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs--most of the CMOs in which the Fund invests use the same basic structure:

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities:
      The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments.

(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

(3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro-rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns.

Repurchase Agreements

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

Investments in Foreign Securities

The Fund may invest in foreign securities. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Restricted and Illiquid Securities

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

      o  the frequency of trades and quotes for the security;

     o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

      o  dealer undertakings to make a market in the security; and

      o  the nature of the security and the nature of the marketplace trades.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled.

As a matter of policy, the Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Futures and Options Transactions

The Fund may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income.

Futures Contracts

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.

In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

Put Options on Futures Contracts

The Fund may purchase listed put options on futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Call Options on Futures Contracts

In addition to purchasing put options on futures, the Fund may write listed call options on financial futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's fixed income or indexed portfolio which is occurring as interest rates rise.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio, plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Purchasing Put Options on Portfolio Securities

The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

Writing Covered Call Options on Portfolio Securities
The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

Lending of Portfolio Securities

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

The Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Zero-Coupon Securities

The Fund may invest in Zero-Coupon Securities. Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer of holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificated or other evidence of ownership of the underlying U.S.
Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Portfolio Turnover

Securities in the Fund's portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Fund's investment objectives without regard to the length of time a particular security may have been held. For the fiscal years ended November 30, 1997 and 1996, the Fund's portfolio turnover rates were 140% and 158%, respectively.

Investment Limitations
--------------------------------------------------------------------------------
Selling Short and Buying on Margin

      The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

    Issuing Senior Securities and Borrowing Money

      The Fund will not issue senior securities, except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

    Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

    Diversification of Investments

      With respect to 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.

    Investing in Real Estate

      The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

    Investing in Commodities

      The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts, except that the Fund may purchase and sell futures contracts and related options.

    Underwriting

      The Fund will not underwrite any issue of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Fund may purchase pursuant to its investment objectives, policies, and limitations.

    Lending Cash or Securities

      The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objectives, policies, and limitations or the Trust's Declaration of Trust.

The above investment limitations cannot be changed without shareholder approval. The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

    Investing in Illiquid Securities

      The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined to be liquid under criteria established by the Trustees.

    Investing in Securities of Other Investment Companies

      The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will not invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees, and, therefore, any investment by a fund in shares of another investment company would be subject to such duplicate expenses. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash on a temporary basis. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

    Investing in Foreign Securities

      The Fund will not invest more than 5% of its total assets in securities of foreign issuers.

    Writing Covered Call Options

      The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

As a matter of operating policy, which may be changed without shareholder approval, the Fund will limit the margin deposits on futures contracts and options entered into by the Fund to 5% of its net assets.

The Fund has no present intent to borrow money in excess of 5% of the value of its net assets during the coming fiscal year. Star Funds Management
--------------------------------------------------------------------------------
Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company,
Federated   Administrative   Services,  or  the  Funds  (as  defined  below).
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.*
2884 Lengel Road
Cincinnati, Ohio 45244
Birthdate:  May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

--------------------------------------------------------------------------------
Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

--------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

-------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

--------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

-------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

--------------------------------------------------------------------------------
William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

--------------------------------------------------------------------------------

C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.

--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.

As of February 20, 1998, the following shareholder of record owned 5% or more of the Shares of the Fund: Firstcinco, Cincinnati, OH, acting in various capacities for numerous accounts owned approximately 10,056,376 Shares (78.76%).

Officers Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales, **              $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,500
Trustee

Dr. Robert J. Hill,                 $7,000
Trustee

Dawn M. Hornback                    $5,250
Trustee

Lawrence M. Turner                  $5,250
Trustee

William H. Zimmer, III              $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios.
** This Trustee is deemed to be an "interested person" as defined in the
   Investment Company Act of 1940.
Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
-------------------------------------------------------------------------------
Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended November 30, 1997, 1996, and 1995, the Fund's Adviser earned $819,582, $702,550, and $594,238.

If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee. This arrangement is not part of the advisory contract and may be amended or rescinded in the future.

Brokerage Transactions
--------------------------------------------------------------------------------
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1997, 1996, and 1995, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each.

In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Administrative Services
--------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended November 30, 1997, 1996, and 1995, the Fund incurred costs for administrative services of $126,436, $117,252, and $109,087, respectively.

Custodian
--------------------------------------------------------------------------------
Star Bank is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's average daily net assets.

Purchasing Shares
--------------------------------------------------------------------------------
Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. The minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Funds."

Distribution Plan

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services.

The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives.

For the fiscal year ended November 30, 1997, no payments were made pursuant to the Plan.

Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request.

Shareholder Services Plan

This arrangement permits the payment of fees to the Fund and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

For the fiscal year ended November 30, 1997, payments in the amount of $68,298 were made pursuant to the Shareholder Services Plan.

Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------
The net asset value generally changes each day. The days on which the net asset value is calculated by the Fund are described in the prospectus.

Determining Market Value of Securities

Market or fair values of the Fund's securities are determined as follows:

      o  as provided by an independent pricing service; or

      o  at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider: yield, quality, coupon rate, maturity type of issue, trading characteristics, and other market data.

The Fund will value futures contracts, options, put options on futures, and financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares of the Fund on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscriptions, or other rights attached to the securities become the property of the Fund, along with the securities.

Exchange Privilege
--------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement.

Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.

Redeeming Shares
--------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Shareholder redemptions of B Shares may be subject to a contingent deferred sales charge. Redemption will be made on days on which the Fund computes its net asset values. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays when wire transfers are restricted.
Redemption procedures are explained in the prospectus under "Redeeming Shares."


Redemption in Kind

Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

      o  invest in securities within certain statutory limits; and;

     o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction or exclusion available to corporations and individuals. These dividends and any short-term capital gains are taxable as ordinary income.

    Capital Gains

      Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Fund shares.

Total Return
--------------------------------------------------------------------------------
The Fund's average annual total return for A Shares for the one year ended November 30, 1997, and for the period from January 5, 1993 (date of initial public investment), to November 30, 1997, were 2.70% and 5.19%, respectively.

The average annual total return for each class of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable non-recurring fees, adjusted over the period by any additional Shares, assuming the reinvestment of any dividends and distributions.

Yield
--------------------------------------------------------------------------------
The Fund's yield for A Shares for the thirty-day period ended November 30, 1997, was 5.21%.

The yield for each class of Shares of the Fund is determined by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by each Class of Shares over a thirty-day period by the maximum offering price per Share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by each class of Shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment ineach Class of Shares, the performance will be reduced for those shareholders paying those fees.

Performance Comparisons
-------------------------------------------------------------------------------
The performance of each class of Shares depends upon such variables as:

      o  portfolio quality;

      o  average portfolio maturity;

      o  type of instruments in which the portfolio is invested;

      o  changes in interest rates and market value of portfolio securities;

      o  changes in Fund or a class' expenses; and;

      o  various other factors.

Each class of Shares' performance fluctuates on a daily basis largely because net earnings and maximum offering price per Share fluctuate daily. Both net earnings and maximum offering price per Share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of each class of Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

      o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "U.S. government fund" category in advertising and sales literature.

      o Merrill Lynch 1-10 Year Government Index is an unmanaged index comprised of U.S. government securities with maturities between 1 and 10 years. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

      o Lehman Brothers Government/Corporate Index is an unmanaged index composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Investments can not be made in an index.

      o Lehman Brothers Government (LT) Index, for example, is an index composed of bonds issued by the U.S. government or its agencies which have at least $1 million outstanding in principal and which have maturities of ten years or longer. Index figures are total return figures calculated monthly.

Advertisements and other sales literature for each class of Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in each class of Shares based on monthly reinvestment of dividends over a specified period of time. Advertisements for A Shares or B Shares may quote performance information which does not reflect the effect of the sales charge or contingent deferred shales charge, respectively.

Advertising and other promotional literature may include charts, graphs and other illustrations using each class' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, each class can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts,
certificates of deposit, and Treasury bills.     Economic and Market
Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

Financial Statements

The Fund's financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1997. A copy of the Annual Report for the Fund may be obtained without charge by contacting Star Bank, N.A. at the address located on the back cover of the Bond Funds' Prospectus or by calling 1-800-677-FUND.

Appendix
--------------------------------------------------------------------------------
Standard and Poor's Ratings Group Corporate Bond Ratings

AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc., Corporate Bond Ratings

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Fitch Investors Service, Inc., Long-Term Debt Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F- 1+."

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Standard and Poor's Corporation Commercial Paper Ratings

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc., Commercial Paper Ratings

PRIME-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternative liquidity.

PRIME-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Investors Service, Inc., Commercial Paper Ratings

FITCH-1--VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

FITCH-2--GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.











































     Cusip  854911708
2102102B(3/98)






                           Star Strategic Income Fund
                                   B Shares

                        (A Portfolio of the Star Funds)

                      Statement of Additional Information










       This Statement of Additional Information should be read with the prospectus of the Bond Funds of the Star Funds dated March 31, 1998. This Statement is not a prospectus itself. To request a copy of the prospectus, free of charge, write to Star Strategic Income Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010

                                              Statement dated March 31, 1998




--------------------------------------------------------------------------------
                                 Star Bank, N.A.

                               Investment Adviser
--------------------------------------------------------------------------------

                           Federated Securities Corp.

                                   Distributor

--------------------------------------------------------------------------------
                                                                           I
Table of Contents
--------------------------------------------------------------------------------

General Information About the Fund    11
--------------------------------------------------------------------------------

Investment Objective and Policies     11
  Warrants                            11
  Convertible Securities              11
  Collateralized Mortgage Obligations ("CMOs")                   22
  When-Issued and Delayed Delivery Transactions                  22
  Repurchase Agreements               22
  Lending of Portfolio Securities     22
  Restricted and Illiquid Securities  22
  Futures and Options Transactions    33
  Futures Contracts                   33
  "Margin" in Futures Transactions    33
  Put Options on Financial Futures Contracts                     44
  Call Options on Financial
   and Stock Index Futures Contracts  44
  Stock Index Options                 44
  Over-the-Counter Options            55
  Reverse Repurchase Agreements       55
  Portfolio Turnover                  55

Investment Limitations                55
--------------------------------------------------------------------------------

Star Funds Management                 77
  Fund Ownership                    1010
  Trustees' Compensation            1010
  Trustee Liability                 1010

Investment Advisory Services        1010
--------------------------------------------------------------------------------
  Adviser to the Fund               1010
  Advisory Fees                     1111

Brokerage Transactions              1111
--------------------------------------------------------------------------------

Administrative Services             1111

Custodian                           1111



Purchasing Shares                   1111
  Distribution Plan                 1111
  Administrative Arrangements       1212
  Shareholder Services Plan         1212
  Conversion to Federal Funds       1212

Determining Net Asset Value         1212
--------------------------------------------------------------------------------
  Determining Market Value of Securities1212
  Trading in Foreign Securities     1313
  Exchanging Securities for Fund Shares13

Exchange Privilege                  1313
--------------------------------------------------------------------------------
  Requirements for Exchange         1313
  Making an Exchange                1313

Redeeming Shares                    1313
--------------------------------------------------------------------------------
  Redemption in Kind                  14
  Massachusetts Partnership Law     1414

Tax Status                          1414
--------------------------------------------------------------------------------
  The Fund's Tax Status             1414
  Foreign Taxes                     1414
  Shareholders' Tax Status          1414

Total Return                        1515
--------------------------------------------------------------------------------

Yield                               1515

Performance Comparisons             1515
  Economic and Market Information   1616
  Financial Statements              1616

Appendix                        1717
--------------------------------------------------------------------------------

General Information About the Fund
--------------------------------------------------------------------------------

The Fund is a portfolio of the Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from Losantiville Funds to Star Funds.

Shares of the Fund are offered in one class: B Shares ("Shares").

Investment Objective and Policies
--------------------------------------------------------------------------------

The Fund's investment objective is to generate high current income. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Warrants

The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants required in units or attached to securities may be deemed to be without value for purposes of this policy.

Convertible Securities

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds of appropriate rating or comparable quality (as described in the prospectus) that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Collateralized Mortgage Obligations ("CMOs")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs--most of the CMOs in which the Fund invests use the same basic structure:

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four tranches of securities: the first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date and the final tranche (Z bonds) typically receives any excess income from the underlying investments after payments are made to the other tranches and receives no principal or interest payments until the shorter maturity tranches have been retired, but then receives all remaining principal and interest payments.

(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

(3) The tranches of securities are retired sequentially. All principal payments are directed first to the shortest-maturity tranche (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity tranche (or B bonds). This process continues until all of the tranches have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. One or more of the tranches often bear interest at an adjustable rate. The interest portion of these payments is distributed by the Fund as income, and the principal portion is reinvested.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Repurchase Agreements

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

Lending of Portfolio Securities

As a fundamental policy of the Fund, the Fund may lend portfolio securities. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted and Illiquid Securities

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:

      o  the frequency of trades and quotes for the security;

     o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

      o  dealer undertakings to make a market in the security; and

      o  the nature of the security and the nature of the marketplace trades.

Futures and Options Transactions

As a means of reducing fluctuations in the net asset value of Shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and put options on financial futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund will maintain its positions in securities, options rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.

Futures Contracts

The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. The Fund also may purchase and sell stock index futures to hedge against change in prices. The Fund will not engage in futures transactions for speculative purposes.

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in the rate means a drop in the price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period.

The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

"Margin" in Futures Transactions

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Put Options on Financial Futures Contracts

The Fund may purchase listed put options on financial futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sales of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Call Options on Financial and Stock Index Futures Contracts

In addition to purchasing put options on futures, the Fund may write listed and over-the-counter call options on financial and stock index futures contracts (including cash-settled stock index options) to hedge its portfolio against an increase in market interest rates or a decrease in stock prices. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value off the Fund's portfolio securities.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Stock Index Options

The Fund may write (sell), and may purchase, put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market value of the stocks listed in the index. When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of such puts is designed merely to offset or hedge against a decline in the market value of an index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. The effectiveness of writing or purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of the option on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund's adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Over-the-Counter Options

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange.

Reverse Repurchase Agreements

The Fund may also enter into reverse repurchase agreements pursuant to a fundamental policy. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

Portfolio Turnover

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the fiscal years ended November 30, 1997, and 1996, the Fund's portfolio turnover rates were 142% and 201%, respectively.

Investment Limitations
--------------------------------------------------------------------------------
Buying on Margin

      The Fund will not purchase securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions, except that the Fund may make margin payments in connection with its use of financial futures contracts or related options and transactions.

    Borrowing Money

      The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, either (i) as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenience or disadvantageous, or (ii) for investment purposes. The Fund will not purchase any securities for the purpose stated under clause "(i)" above while any borrowings in excess of 5% of its total assets are outstanding.

    Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when- issued or delayed delivery basis; and (b) collateral arrangement with respect to (i) the purchase and sale of stock options (and options on stock indices) and
      (ii) initial or variation margin for futures contracts. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

    Diversification of Investments

      With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

    Underwriting

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

    Investing in Real Estate

      The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

    Investing in Commodities

      The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

    Selling Short

      The Fund will not sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities or (2) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. While in a short position, the Fund will retain the securities, rights, or segregated assets.

    Lending Cash or Securities

      The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

    Concentration of Investments

      The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).

The above investment limitations cannot be changed without shareholder approval. The following investment limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

    Investing in Securities of Other Investment Companies

      The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, and invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.

    Investing in Illiquid Securities

      The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined to be liquid under criteria established by the Trustees.

    Purchasing Securities to Exercise Control

      The Fund will not purchase securities of a company for the purpose of exercising control or management.

    Writing Covered Call Options

      The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

As operating policies of the Fund, which may be changed without shareholder approval, (a) no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets; (b) the Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets;
(c) the Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class; and (d) the Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

Star                              Funds                               Management
--------------------------------------------------------------------------------
Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company,
Federated   Administrative   Services,  or  the  Funds  (as  defined  below).
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.* 2884 Lengel Road Cincinnati, Ohio 45244 Birthdate: May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

-------------------------------------------------------------------------------
Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

-------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

-------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

--------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

--------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

-------------------------------------------------------------------------------

William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

--------------------------------------------------------------------------------
C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.

--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.

As of February 20, 1998, the following shareholder of record owned 5% or more of the Shares of the Fund: Firstcinco, Cincinnati, OH, acting in various capacities for numerous accounts, owned approximately 10,072,971 Shares (57.63%).

Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
-------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales,**               $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,500
Trustee

Dr. Robert J. Hill,                 $7,000
Trustee

Dawn M. Hornback,                   $5,250
Trustee

Lawrence M. Turner,                 $5,250
Trustee

William H. Zimmer, III,             $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios.
** This Trustee is deemed to be an "interested person" as defined in the
 Investment Company Act of 1940.
Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
-------------------------------------------------------------------------------
Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Because of internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer.

Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended November 30, 1997 and 1996, and for the period from November 10, 1994 (start of business) to November 30, 1995, the Fund's Adviser earned $1,343,811, $689,394, and $248,983.

Brokerage Transactions
--------------------------------------------------------------------------------
The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1997 and 1996, and for the period from November 10, 1994 (start of business) to November 30, 1995, the Fund paid total brokerage commissions of $406,396, $197,130, and $99,885, respectively.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Administrative Services
--------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal years ended November 30, 1997 and 1996, and for the period from November 10, 1994 (start of business) to November 30, 1995, the Fund incurred administrative service fees of $130,615, $72,413, and $48,356, respectively of which $0, $0, and $24,912 were voluntarily waived.

Custodian
--------------------------------------------------------------------------------
Star Bank is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's average daily net assets.

Purchasing Shares
--------------------------------------------------------------------------------
Except under certain circumstances described in the prospectus, Shares are sold at their net asset value on days the New York Stock Exchange and the Federal Reserve Wire System are open for business.

Except under the circumstances described in the prospectus, the minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in the Funds."

Distribution Plan

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

For the fiscal year ended November 30, 1997, no payments were made pursuant to the Plan.

Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request.

Shareholder Services Plan

This arrangement permits the payment of fees to the Fund and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

For the fiscal year ended November 30, 1997 payments in the amount of $70,727 were made pursuant to the Shareholder Services Plan.

Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------
The net asset value generally changes each day. The days on which the net asset value is calculated by the Fund are described in the prospectus.

Determining Market Value of Securities

Market or fair values of the Fund's portfolio securities are determined as follows:

     o for equity securities, according to the last sale price on a national securities exchange, if applicable;

      o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

      o  for unlisted equity securities, latest bid prices;

     o for bonds and other fixed income securities, as determined by an independent pricing service;

      o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

     o for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Fund will value options at their market values established by the exchanges at the close of options trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary.

Over-the-counter put options will be valued at the mean between the bid and the asked prices. Covered call options will be valued at the last sale price on the national exchange on which such option is traded. Unlisted call options will be valued at the latest bid price as provided by brokers.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares of the Fund on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscriptions, or other rights attached to the securities become the property of the Fund, along with the securities.

Exchange Privilege
--------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement.

Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.
Redeeming Shares
--------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Shareholder redemptions may be subject to a contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset values. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares."

Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
-------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

      o  invest in securities within certain statutory limits; and

     o distribute to its shareholders at least 90% of its net income earned during the year.

Foreign Taxes

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation and to the extent designated by the Fund as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income.

Capital Gains

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Fund Shares.

Total Return
--------------------------------------------------------------------------------
The Fund's average annual total return for the one year ended November 30, 1997 and for the period from December 12, 1994 (date of initial public investment) to November 30, 1997, were 3.60% and 8.60%, respectively.

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable non-recurring fees, adjusted over the period by any additional Shares, assuming the reinvestment of all dividends and distributions.

Yield
--------------------------------------------------------------------------------
The Fund's yield for the thirty-day period ended November 30, 1997 was 5.78%. The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees.

Performance Comparisons
--------------------------------------------------------------------------------
The performance of the Fund depends upon such variables as:

      o  portfolio quality;

      o  average portfolio maturity;

      o  type of instruments in which the portfolio is invested;

      o  changes in interest rates and market value of portfolio securities;

      o  changes in the Fund's or a class' expenses; and

      o  various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

      o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "growth" category in advertising and sale literature.

      o Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's Index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the contingent deferred sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using the either class' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, either class' can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

Financial Statements

The financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1997. A copy of the Annual Report for the Fund may be obtained without charge by contacting Star Bank, N.A. at the address located on the back cover of the Bond Funds' Prospectus or by calling 1-800-677-FUND.

Appendix
--------------------------------------------------------------------------------
Standard and Poor's Ratings Group Corporate Bond Ratings

AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B--Debt rated BB or B, is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates a low degree of speculation.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-):--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc., Corporate Bond Ratings

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR--Not rated by Moody's.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc., Long-Term Debt Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F- 1+."

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-):--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Standard and Poor's Ratings Group Commercial Paper Ratings

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Services, Inc., Commercial Paper Ratings

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Investors Service, Inc., Short-Term Ratings

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned to this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the F-1+ and F-1 ratings.






































































Cusip 854911880
G00522-03  (3/98)




[LOGO]
STAR FUNDS

MONEY
MARKET FUNDS

COMBINED
PROSPECTUS

Portfolios of the Star Funds,
an Open-End, Management Investment Company


Dated March 31, 1998


Star Treasury Fund

Star Tax-Free Money Market Fund

Star Ohio Tax-Free Money Market Fund




STAR FUNDS
MONEY MARKET FUNDS

PROSPECTUS

The shares offered in this prospectus represent interests in the Money Market Funds (individually referred to as a"Fund" or collectively as the "Funds") of the Star Funds (the "Trust"), an open-end management investment company (a mutual fund). The Trust consists of eleven separate diversified investment portfolios and one non-diversified investment portfolio, each having a distinct investment objective and policies. This prospectus relates only to the following Money Market Funds of the Trust:

  . Star Treasury Fund
  . Star Tax-Free Money Market Fund

  . Star Ohio Tax-Free Money Market Fund

This prospectus contains the information you should read and know before you invest in any of the Money Market Funds of the Trust. Keep this prospectus for
future reference.          THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT
DEPOSITS OR OBLIGATIONS OF STAR BANK, N.A., OR ITS AFFILIATES, ARE NOT ENDORSED OR GUARANTEED BY STAR BANK, N.A., OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUNDS ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO DO SO. BECAUSE THE STAR OHIO-TAX FREE MONEY MARKET FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY
DIVERSIFIED MONEY MARKET FUND.          The Trust has also filed a separate
Statement of Additional Information ("SAI") for each Fund dated March 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in each SAI is incorporated by reference into this prospectus. You may request a copy of an SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge, or obtain other information or make inquiries about a Fund by writing to the Fund or by calling 1-800-677-FUND. The SAIs, material incorporated by reference into this document, and other information regarding each Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1998



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SYNOPSIS                            1
-------------------------------------

STAR TREASURY FUND SUMMARY OF FUND
EXPENSES                       2
-------------------------------------

STAR TREASURY FUND--C SHARES
FINANCIAL HIGHLIGHTS           3
-------------------------------------

STAR TREASURY FUND--Y SHARES
FINANCIAL HIGHLIGHTS           4
-------------------------------------

STAR TREASURY FUND INVESTMENT
INFORMATION                    5
-------------------------------------

 Investment Objective          5

 Investment Policies           5

 Investment Limitations        6

STAR TAX-FREE MONEY MARKET FUND
SUMMARY OF FUND EXPENSES       7
-------------------------------------

STAR TAX-FREE MONEY MARKET FUND--C
SHARES FINANCIAL HIGHLIGHTS    8
-------------------------------------

STAR TAX-FREE MONEY MARKET FUND
INVESTMENT INFORMATION         9
-------------------------------------

 Investment Objective          9

 Investment Policies           9

 Investment Limitations       12

STAR OHIO TAX-FREE MONEY MARKET FUND

SUMMARY OF FUND EXPENSES      13
-------------------------------------

STAR OHIO TAX-FREE MONEY MARKET FUND

INVESTMENT INFORMATION        14
-------------------------------------

 Investment Objective         14

 Investment Policies          14

 Ohio Municipal Securities    16

 Investment Risks             16

 Investment Limitations       17

STAR FUNDS INFORMATION        17
-------------------------------------

 Management of the Trust      17

 Distribution of Fund Shares  18

 Administration of the Funds  19

 Expenses of the Funds        19

NET ASSET VALUE               20
-------------------------------------

INVESTING IN THE FUNDS        20
-------------------------------------

 Minimum Investment Required  20

 What Shares Cost             20

SHARE PURCHASES               20
-------------------------------------

 Shareholder Service Organizations 21


 Certificates and Confirmations    21

 Dividends                    21

 Capital Gains                21



EXCHANGE PRIVILEGE            22
-------------------------------------




REDEEMING SHARES              23
-------------------------------------

 Checkwriting Privilege       23

 Accounts with Low Balances   23

SHAREHOLDER INFORMATION       24
-------------------------------------

 Voting Rights                24

EFFECT OF BANKING LAWS        24
-------------------------------------

TAX INFORMATION               24
-------------------------------------

 Federal Income Tax           24

  Tax-Free Money Market Fund and
   Ohio Tax-Free Money Market Fund--
   Additional Tax Information 25

 State and Local Taxes        26

PERFORMANCE INFORMATION       26
-------------------------------------

ADDRESSES                     27
-------------------------------------



SYNOPSIS
-------------------------------------------------------------------------------

The Trust, an open-end, management investment company, was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes.
    This prospectus relates only to the shares of the Money Market Funds of the Trust. The Money Market Funds are designed primarily for customers, correspondents, or affiliates of Star Bank, N.A., the investment adviser to the
Funds.          This prospectus relates to the shares of the following three
Money Market Funds:

 . Star Treasury Fund ("Treasury Fund")--seeks to achieve stability of principal and current income consistent with stability of principal. Treasury Fund pursues this objective by investing exclusively in short-term U.S. Treasury obligations. Shares of the Treasury Fund are offered in two separate classes: Y Shares and C Shares (individually and collectively referred to as "Shares").

 . Star Tax-Free Money Market Fund ("Tax-Free Money Market Fund")--seeks to provide current income exempt from federal regular income tax consistent with stability of principal. Tax-Free Money Market Fund pursues this objective by investing in a diversified portfolio of short-term municipal securities. Shares of Tax-Free Money Market Fund are offered in one class: C Shares.

 . Star Ohio Tax-Free Money Market Fund ("Ohio Tax-Free Money Market
   Fund")--seeks to provide current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. Ohio Tax-Free Money Market Fund pursues this objective by investing in a non-diversified portfolio of short-term municipal securities. Shares of Ohio Tax-Free Money Market Fund are offered in one class: C Shares.

For information on how to purchase shares of the Funds, please refer to "Investing in the Funds." A minimum initial investment of $1,000 ($25 for Star Bank Connections Group Banking customers and Star Bank employees and members of their immediate family and participants in the Star Bank Student Finance 101 Program who establish a systematic investment program and $500 for Education IRA customers) is required for each Fund. Shares of each Fund are sold and redeemed at net asset value. Information on redeeming shares may be found under "Redeeming Shares."




STAR TREASURY FUND

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

                                                                  Y      C
                                                                Shares Shares
                                                                ------ ------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)...........................  None   None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...........................  None   None
Contingent Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable).........  None   None
Redemption Fee (as a percentage of amount redeemed, if
 applicable)...................................................  None   None
Exchange Fee...................................................  None   None

                           ANNUAL OPERATING EXPENSES
               (As a percentage of projected average net assets)
Management Fee................................................. 0.50%  0.50%
12b-1 Fee......................................................  None  0.25%
Other Expenses................................................. 0.25%  0.25%
 Shareholder Servicing Fee (1)........................... 0.05%
  Total Fund Operating Expenses................................ 0.75%  1.00%

(1) Y Shares and C Shares can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Y Shares and C Shares plan to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

The Annual Fund Operating Expenses were 0.72% for Y Shares and 0.73% for C Shares for the fiscal year ended November 30, 1997. The Annual Fund Operating Expenses in the table above are based on expenses expected during the fiscal
year ending November 30, 1998.          The purpose of this table is to assist
an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Star Funds Information."
         EXAMPLE          You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge. The Fund charges no
redemption fees.
                                                                     Y      C
                                                                   Shares Shares
                                                                   ------ ------
1 Year............................................................  $ 8    $ 10
3 Years...........................................................  $24    $ 32
5 Years...........................................................  $42    $ 55
10 Years..........................................................  $93    $122

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.





STAR TREASURY FUND--C SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                                     YEAR ENDED NOVEMBER 30,
                         --------------------------------------------------------------------------------
                           1997     1996     1995     1994     1993     1992     1991     1990   1989(A)
-----------------------  -------- -------- -------- -------- -------- -------- -------- -------- --------
NET ASSET VALUE,
BEGINNING OF PERIOD       $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
-----------------------
INCOME FROM INVESTMENT
OPERATIONS
-----------------------
 Net investment income      0.05     0.05     0.05     0.03     0.03     0.03     0.06     0.07     0.05
-----------------------
LESS DISTRIBUTIONS
-----------------------
 Distributions from net
 investment income         (0.05)   (0.05)   (0.05)   (0.03)   (0.03)   (0.03)   (0.06)   (0.07)   (0.05)
-----------------------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, END OF
PERIOD                    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
-----------------------   ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL RETURN (B)            4.85%    4.80%    5.23%    3.30%    2.56%    3.41%    5.72%    7.72%    5.36%
-----------------------
RATIOS TO AVERAGE NET
 ASSETS
-----------------------
 Expenses                   0.73%    0.70%    0.71%    0.70%    0.70%    0.71%    0.71%    0.73%    0.77%*
-----------------------
 Net investment income      4.73%    4.69%    5.14%    3.24%    2.53%    3.33%    5.51%    7.44%    8.28%*
-----------------------
 Expense waiver/
 reimbursement (c)            --       --       --       --     0.25%    0.25%    0.10%    0.03%    0.01%*
-----------------------
SUPPLEMENTAL DATA
-----------------------
 Net assets, end of pe-
 riod (000 omitted)      $469,400 $829,259 $654,963 $358,766 $386,020 $346,508 $307,278 $226,519 $174,062
-----------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from April 15, 1989 (date of initial public investment) to November 30, 1989.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.





STAR TREASURY FUND--Y SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for the period presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                            YEAR ENDED
                                           NOVEMBER 30,
                                             1997(A)
-----------------------------------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------
 Net investment income                          0.03
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
 Distributions from net investment income      (0.03)
-----------------------------------------     ------
NET ASSET VALUE, END OF PERIOD                $ 1.00
-----------------------------------------     ------
TOTAL RETURN (B)                                3.37%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
 Expenses                                       0.72%*
-----------------------------------------
 Net investment income                          4.87%*
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
 Net assets, end of period (000 omitted)       $659,296
-----------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from March 25, 1997 (date of initial public investment) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.





STAR TREASURY FUND

INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Treasury Fund is stability of principal and current income consistent with stability of principal. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a- 7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus. Unless otherwise indicated, the investment objective and the policies and limitations described herein cannot be changed without approval of shareholders.
INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio consisting exclusively of short-term U.S. Treasury obligations. The Fund may purchase these securities pursuant to repurchase agreements.

ACCEPTABLE INVESTMENTS

The short-term U.S. Treasury obligations in which the Fund invests are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States. They mature in 397 days or less from the date of acquisition unless they are purchased under a repurchase agreement that provides for repurchase by the seller within 397 days from the date of acquisition. The average maturity of these securities, on a dollar-weighted basis, will be 120 days or less. As a matter of operating policy, however, the average maturity of the Fund's securities, on a dollar-weighted basis, will be 90 days or less. The Fund may also retain Fund assets in cash. The Fund does not intend to invest in
treasury strips.                                    INVESTING IN SECURITIES OF
OTHER INVESTMENT COMPANIES. The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, and will not invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general unless permitted to exceed these limitations by action of the SEC. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. In addition, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies may incur certain expenses which may be duplicative of certain fees incurred by the Fund. This policy may be changed without the approval of shareholders. Shareholders will be notified before any material change in this policy becomes effective.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from
the date of acquisition.     The Fund or its custodian will take possession of
the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase short-term obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such
commitments.          REGULATORY COMPLIANCE. The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in this prospectus and in the Fund's SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by a NRSRO, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

INVESTMENT LIMITATIONS


The following limitation can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

 . commit more than 10% of its net assets to illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice.






STAR TAX-FREE MONEY MARKET FUND

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                       SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)................................................................  None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...................................  None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)...................................  None
Redemption Fee (as a percentage of amount redeemed, if applicable).....  None
Exchange Fee...........................................................  None

                           ANNUAL OPERATING EXPENSES
               (As a percentage of projected average net assets)
Management Fee (after waiver) (1)...................................... 0.45%
12b-1 Fee (2).......................................................... 0.00%
Other Expenses......................................................... 0.32%
 Shareholder Servicing Fee (3)................................... 0.05%
  Total Fund Operating Expenses (after waiver) (4)..................... 0.77%

(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.55%.

(2) As of the date of this prospectus, the Fund is not paying or accruing 12b- 1 fees. The Fund can pay up to 0.25% of average daily net assets as a 12b- 1 fee to the distributor. StarTrust and investment agency clients of Star Bank or its affiliates will not be affected by the Plan because the Plan will not be activated unless and until a second "Y" class of shares of the Fund (which would not have a 12b-1 Plan) is created and StarTrust and investment agency clients' investments in the Fund are converted to such Y class.

(3) The Fund can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Fund plans to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

(4) The Total Fund Operating Expenses would be 0.87% absent the voluntary waiver described above in Note 1.

The Annual Fund Operating Expenses were 0.69% for the fiscal year ended November 30, 1997. The Annual Fund Operating Expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1998.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Star Funds Information."

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge. The Fund charges no redemption fees.

1 Year...................................................................... $ 8
3 Years..................................................................... $25
5 Years..................................................................... $43
10 Years.................................................................... $95

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.





STAR TAX-FREE MONEY MARKET FUND--C SHARES

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Arthur Andersen LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's Financial Statements for the year ended November 30, 1997, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                            YEAR ENDED NOVEMBER 30,
                         --------------------------------------------------------------
                           1997     1996     1995     1994     1993     1992   1991(A)
-----------------------  -------- -------- -------- -------- -------- -------- --------
NET ASSET VALUE,
BEGINNING OF PERIOD       $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
-----------------------
INCOME FROM INVESTMENT
OPERATIONS
-----------------------
 Net investment income      0.03     0.03     0.03     0.02     0.02     0.03     0.03
-----------------------
LESS DISTRIBUTIONS
-----------------------
 Distributions from net
 investment income         (0.03)   (0.03)   (0.03)   (0.02)   (0.02)   (0.03)   (0.03)
-----------------------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE,
END OF PERIOD             $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
-----------------------   ------   ------   ------   ------   ------   ------   ------
TOTAL RETURN (B)            3.02%    2.91%    3.32%    2.15%    1.91%    2.59%    2.84%
-----------------------
RATIOS TO AVERAGE NET
ASSETS
-----------------------
 Expenses                   0.69%    0.70%    0.66%    0.65%    0.65%    0.66%    0.55%*
-----------------------
 Net investment income      2.96%    2.87%    3.26%    2.12%    1.90%    2.54%    3.95%*
-----------------------
 Expense waiver/
 reimbursement (c)          0.10%    0.11%    0.15%    0.15%    0.40%    0.40%    0.48%*
-----------------------
SUPPLEMENTAL DATA
-----------------------
 Net assets, end of pe-
 riod (000 omitted)      $126,348 $153,256 $167,356 $135,427 $135,022 $144,487 $113,731
-----------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from March 15, 1991 (date of initial public investment) to November 30, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.





STAR TAX-FREE MONEY MARKET FUND

INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Tax-Free Money Market Fund is current income exempt from federal regular income tax consistent with stability of principal. Federal regular income tax refers to normal income tax that most U.S. taxpayers compute and pay each year and does not include the federal alternative minimum tax for individuals or corporations. Interest income of the Fund that is exempt from federal regular income tax retains its tax-free status when distributed to the Fund's shareholders. The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and not subject to the alternative minimum tax. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus. Unless otherwise indicated, the investment objective and the policies and limitations described herein
cannot be changed without approval of shareholders.          INVESTMENT POLICIES


The Fund pursues this investment objective by investing in a portfolio of municipal securities maturing in 397 days or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be
90 days or less.     ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities"). Examples of Municipal Securities include, but are not limited to:

 . tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

 . bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

 . municipal commercial paper and other short-term notes;

 . variable rate demand notes;

 . municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

 . construction loan notes insured by the Federal Housing Administration and financed by the Federal or Government National Mortgage Associations; and

 . participation, trust and partnership interests in any of the foregoing obligations.

  PARTICIPATION INTERESTS. The Fund may purchase interests in Municipal Securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

  MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

  In determining the liquidity of municipal lease securities, the Fund's investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee; (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics, and prospects); (d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and (e) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

  VARIABLE RATE DEMAND NOTES. Variable rate demand notes are Municipal Securities. These variable rate demand notes have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually) and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. Under criteria established by the Trustees, certain restricted securities are considered liquid. To the extent that restricted securities or municipal leases are found not to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund may only invest in the securities of other investment companies that are money market funds having investment objectives and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. These limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies may incur certain expenses which may be duplicative of certain fees incurred by the Fund.


TEMPORARY INVESTMENTS. From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term temporary investments. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality and maturity characteristics as Municipal Securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; instruments issued by banks or other depository institutions which have capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements; and prime commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Services ("Fitch"), and other short-term credit instruments.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax.

MUNICIPAL SECURITIES. Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS. Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities and demand features, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due.
    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within
one year from the date of acquisition.          The Fund or its custodian will
take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy
pursuant to guidelines established by the Trustees.          WHEN-ISSUED AND
DELAYED DELIVERY TRANSACTIONS. The Fund may purchase short-term obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such
commitments.          REGULATORY COMPLIANCE. The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in this prospectus and in the Fund's SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by a nationally recognized statistical rating organization ("NRSRO"), according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the
approval of its shareholders.          INVESTMENT LIMITATIONS

The Fund will not:

 . borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings; or

 . with respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of one issuer (except cash, cash items, repurchase agreements collateralized by U.S. government securities and U.S. government obligations). The remaining 25% of its total assets may be invested in a single issuer if the investment adviser believes such a strategy is prudent.

The above investment limitations cannot be changed without shareholder approval. The following limitation can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Fund will not:

 . invest more than 10% of its net assets in illiquid securities, including restricted securities which the adviser believes cannot be sold within seven days, municipal leases not determined by the Trustees to be liquid, and repurchase agreements providing for settlement in more than seven days after notice.






STAR OHIO TAX-FREE MONEY MARKET FUND

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                     SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)................................................................  None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)...................................  None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)...................................  None
Redemption Fee (as a percentage of amount redeemed, if applicable).....  None
Exchange Fee...........................................................  None

                          ANNUAL OPERATING EXPENSES*
               (As a percentage of projected average net assets)
Management Fee (after waiver) (1)...................................... 0.15%
12b-1 Fee (2).......................................................... 0.00%
Other Expenses (after waiver) (3)...................................... 0.74%
 Shareholder Servicing Fee (4)................................... 0.05%
  Total Fund Operating Expenses (after waiver) (5)..................... 0.89%

(1) The estimated management fee has been reduced to reflect the anticipated voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.55%.

(2) As of the date of this prospectus, the Fund is not paying or accruing 12b- 1 fees. The Fund can pay up to 0.25% of average daily net assets as a 12b- 1 fee to the distributor. StarTrust and investment agency clients of Star Bank or its affiliates will not be affected by the Plan because the Plan will not be activated unless and until a second "Y" class of shares of the Fund (which would not have a 12b-1 Plan) is created and StarTrust and investment agency clients' investments in the Fund are converted to such Y class.

(3) Other Expenses have been reduced to reflect the anticipated voluntary waiver of a portion of the administration fee. The Administrator can terminate this voluntary waiver at any time at its sole discretion.

(4) The Fund can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Fund plans to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

(5) The Total Fund Operating Expenses are estimated to be 1.34% absent the anticipated waivers described in notes (1) and (3) above.

* Annual Fund Operating Expenses are estimated based on average expenses expected to be incurred during the fiscal year ending November 30, 1998. During the course of this period, expenses may be more or less than the average amount shown.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder in the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Star Funds Information."

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge. The Fund charges no redemption fees.

1 Year...................................................................... $ 9
3 Years..................................................................... $28

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUND'S FISCAL YEAR ENDING NOVEMBER 30, 1998.





STAR OHIO TAX-FREE MONEY MARKET FUND

INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a- 7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 397 days or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the State of Ohio and Ohio municipalities. In addition, the Fund will invest its assets so that, under normal circumstances, at least 65% of the value of its total assets will be invested in Ohio municipal securities which are exempt from federal regular income tax and Ohio state income tax. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
    ACCEPTABLE INVESTMENTS          The Fund invests primarily in debt
obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the State of Ohio and Ohio municipalities ("Ohio Municipal Securities"). Examples of Ohio Municipal Securities include, but are not limited to:

  . tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

  . bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

  . municipal commercial paper and other short-term notes;

  . variable rate demand notes;

  . municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

  . participation, trust, and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the
  security for repurchase.          PARTICIPATION INTERESTS. The Fund may
  purchase interests in Ohio Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Ohio Municipal
  Securities.          MUNICIPAL LEASES. Municipal leases are obligations issued
  by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in
securities credit-enhanced by banks.          DEMAND FEATURES. The Fund may
acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.
RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. Under criteria established by the Trustees, certain restricted securities are considered liquid. To the extent that restricted securities or municipal leases are found not to be liquid, the Fund will limit their purchase, together with other
illiquid securities, to 10% of its net assets.          REPURCHASE AGREEMENTS.
The Fund may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from
the date of acquisition.          The Fund or custodian will take possession of
the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's investment adviser to be creditworthy pursuant to
guidelines established by the Trustees.          WHEN-ISSUED AND DELAYED
DELIVERY TRANSACTIONS. The Fund may purchase short-term obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such
commitments.          REGULATORY COMPLIANCE. The Fund may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in this prospectus and in the Fund's SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by a NRSRO, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and
regulations without the approval of shareholders.          INVESTING IN
SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund may only invest in the securities of other investment companies that are money market funds having investment objectives and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. These limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies may incur certain expenses which may be duplicative of certain fees incurred by the Fund.
TEMPORARY INVESTMENTS. From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase
it at a mutually agreed upon time and price).          Although the Fund is
permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Ohio Municipal Securities is
subject to the federal alternative minimum tax.          OHIO MUNICIPAL
SECURITIES          Ohio Municipal Securities are generally issued to finance
public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and
facilities.          Ohio Municipal Securities include industrial development
bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local
employment.          The two principal classifications of Ohio Municipal
Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial
development bonds are typically classified as revenue bonds.          INVESTMENT
RISKS          Yields on Ohio Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Ohio Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Ohio Municipal Securities acceptable for purchase by the Fund could become
limited.         The Fund may invest in Ohio Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Ohio Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience
financial difficulties.          Obligations of issuers of Ohio Municipal
Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these considerations, the Fund's concentration in Ohio Municipal Securities may entail a greater level of risk than other types of money market funds. NON-DIVERSIFICATION. The Fund is a non-diversified portfolio of an investment company. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The
Fund may purchase an issue of municipal securities in its entirety.          The
Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, and cash items) which exceed 5% of the Fund's total assets
shall not exceed 50% of the value of its total assets.          In addition, not
more than 25% of its total assets will be invested in the securities of any one issuer, except government securities or securities of regulated investment
companies.          INVESTMENT LIMITATIONS          The Fund will not:

  . borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval. The following limitation can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

  . invest more than 10% of its net assets in illiquid securities, including restricted securities which the investment adviser believes cannot be sold within seven days, municipal leases not determined by the Trustees to be liquid, and repurchase agreements providing for settlement in more than seven days after notice.

STAR FUNDS INFORMATION
-------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.

INVESTMENT ADVISER. Investment decisions for the Funds are made by Star Bank, N.A., the Funds' investment adviser (the "Adviser" or "Star Bank"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Funds and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from each Fund.

  ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to 0.50% of Treasury Fund's average daily net assets and 0.55% of Tax-Free Money Market Fund's and Ohio Tax-Free Money Market Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse
  one or all of the Funds for certain operating expenses.          ADVISER'S
  BACKGROUND. Star Bank, a national bank, was founded in 1863 and is the largest bank and trust organization of StarBanc Corporation. As of December 31, 1997,
  Star Bank had an asset base of $10.9 billion.          Star Bank's expertise
  in trust administration, investments, and estate planning ranks it among the most predominant trust institutions in Ohio, with assets of $48.4 billion as
  of December 31, 1997.          Star Bank has managed commingled funds since
  1957. As of December 31, 1997, it manages two common trust funds and collective investment funds having a market value in excess of $60.9 million. Additionally, Star Bank has advised the portfolios of the Trust since 1989.
           As part of its regular banking operations, Star Bank may make loans to public companies. Thus, it may be possible from time to time for the Funds to hold or acquire the securities of issuers which are also lending clients of Star Bank. The lending relationship will not be a factor in the selection of securities.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the distributor for shares of the Funds. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), C Shares of the Trust may pay to Federated Securities Corp. an amount computed at an annual rate of 0.25% of the average daily net asset value of shares to finance any activity which is principally intended to result in the sale of shares subject to the Plan.

Federated Securities Corp. may from time to time, and for such periods as it deems appropriate, voluntarily reduce its compensation under the Plan to the extent the expenses attributable to the shares exceed such lower expense limitation as the distributor may, by notice to the Trust, voluntarily declare
to be effective.     The distributor may select financial institutions such as
banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales and/or administrative services as agents for their clients or customers who beneficially own shares of the Funds.

Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the distributor.

The Funds' Plan is a compensation type plan. As such, the Funds make no payments to the distributor except as described above. Therefore, the Funds do not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Funds, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Funds under the Plan.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

ADMINISTRATIVE ARRANGEMENTS. The distributor may select brokers and dealers to provide distribution and administrative services. The distributor may also select administrators (including depository institutions such as commercial banks and savings associations) to provide administrative services. These administrative services include distributing prospectuses and other information, providing accounting assistance, and communicating or facilitating purchases and redemptions of the Funds' shares.

Brokers, dealers, and administrators will receive fees from the distributor based upon shares of each Fund owned by their clients or customers. The fees are calculated as a percentage of the average aggregate net asset value of shareholder accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid for these services by the distributor will be reimbursed by the Adviser. Payments made here are in addition to any payments made under the Funds' Rule 12b-1 Distribution Plan or
Shareholder Services Plan.          SHAREHOLDER SERVICES AGREEMENT. Under the
terms of the Shareholder Services Agreement with Star Bank, N.A., each Fund will pay Star Bank, N.A. up to 0.25% of average daily net assets for the period. For the foreseeable future, the Funds plan to limit the Shareholder Servicing fee to 0.05% of average daily net assets. The fee is to obtain certain services for shareholders and to maintain shareholder accounts.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Funds with certain administrative personnel and services necessary to operate the Funds. Such services include shareholder servicing and certain legal and accounting services. Federated Administrative Services provides these at an annual rate of 0.12% of the average daily net assets of the Trust. The administrative fee received during any fiscal year shall be at least $50,000 per Fund. Federated Administrative Services may voluntarily waive a portion of its fee at any time. Under the terms of a Sub-Administration Agreement between Federated Administrative Services and Star Bank, N.A., Federated Administrative Services will pay to Star Bank, N.A., solely from the resources of Federated Administrative Services, a sub-administration fee at an annual rate of 0.04% of the average daily net assets of the Trust, for assisting Federated Administrative Services in rendering administrative services to the Trust.

CUSTODIAN. Star Bank, N.A. is the Funds' custodian for which it receives a fee of 0.025% of the average daily net assets. The fee is based on the level of each Funds' average net assets for the period, plus out-of-pocket expenses.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTING
SERVICES. Star Bank, N.A. is transfer agent and dividend disbursing agent for the Funds. Federated Shareholder Services Company, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides certain accounting and recordkeeping services with respect to each Fund's portfolio investments.

INDEPENDENT PUBLIC ACCOUNTANTS. The independent public accountants for the Funds are Arthur Andersen LLP, Pittsburgh, Pennsylvania.

EXPENSES OF THE FUNDS

Each Fund pays its own expenses and its allocable share of the Trust's expenses.
         The Trust expenses for which holders of Fund shares pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees; legal fees of the Trust; association membership dues; and such
non-recurring and extraordinary items as may arise.          The Fund expenses
for which shareholders of each Fund pay their allocable portion include, but are not limited to: investment advisory fees; taxes and commissions; custodian fees; insurance premiums; auditors' fees; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the SEC and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required; legal fees; Trustees' fees; and such non-recurring and extraordinary items as may
arise.          In addition, the Trustees reserve the right to allocate certain expenses between classes of shares of a Fund as they deem appropriate ("class expenses"). In any case, class expenses would be limited to: distribution fees; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the SEC and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required to support holders of shares; legal fees, and Trustees' fees.

NET ASSET VALUE
-------------------------------------------------------------------------------

The Funds attempt to stabilize the net asset value of their shares at $1.00 by valuing the portfolio securities using the amortized cost method. It is determined by subtracting total liabilities of the Fund from the Fund's total assets and dividing the remainder by the number of the Fund's shares outstanding. The Funds cannot guarantee that their net asset value will always remain at $1.00 per share.

INVESTING IN THE FUNDS
-------------------------------------------------------------------------------

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in a Fund by an investor is $1,000 ($25 for Star Bank Connections Group Banking customers and Star Bank employees and members of their immediate family and for participants in the Star Bank Student Finance 101 Program who establish a systematic investment program and $500 for Education IRA customers). Subsequent investments may be in any amounts. For customers of Star Bank, an institutional investor's minimum investment will be calculated by combining all mutual fund accounts it maintains with Star Bank and invests with a Fund. Accounts established through a Shareholder Service Organization may be subject to a smaller minimum investment. (See "Shareholder Service Organizations.") Shareholders purchasing through sweep accounts should refer to their sweep agreement or other account agreement for required investment minimums.

WHAT SHARES COST

Fund shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by any of the Funds.

The net asset value for each Fund except Treasury Fund is determined at 12:00 noon on the New York Stock Exchange, Monday through Friday, except on: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value for Treasury Fund is determined at 2:00 p.m. (Eastern time).

SHARE PURCHASES
-------------------------------------------------------------------------------

Shares are sold on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business. A customer of Star Bank may purchase shares of a Fund through Star Bank. In connection with the sale of Fund shares, the distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase
request.     PURCHASING THROUGH STAR BANK. To place an order to purchase shares of a Fund, a customer of Star Bank may telephone Star Bank at 1-800-677-FUND or
place the order in person.          Payment may be made to Star Bank either by
check or federal funds. Orders are considered received after payment by check is converted into federal funds and received by Star Bank. When payment is made with federal funds, the order is considered received when federal funds are received by Star Bank. Purchase orders for each Fund except Treasury Fund must be telephoned to Star Bank by 10:30 a.m. (Eastern time) and payment by federal funds must be received by Star Bank before 3:00 p.m. (Eastern time) on the same day as the order to earn dividends for that day. Purchase orders for Treasury Fund must be telephoned to Star Bank by 2:00 p.m. (Eastern time). Shares cannot be purchased on days on which the New York Stock Exchange is closed or on
federal holidays restricting wire transfers.          PURCHASING THROUGH
SHAREHOLDER SERVICE ORGANIZATIONS. To purchase shares of the Funds for an investor, the relevant Shareholder Service Organization, as defined below, must open an account by calling Star Bank at 1-800-677-FUND. Information needed to establish the account will be taken over the telephone. The Funds reserve the
right to reject any purchase request.          PURCHASING VIA A SWEEP ACCOUNT.
If you are investing in any of the Funds as part of a sweep program, automatic purchases and redemptions will be made by Star Bank or by the relevant Shareholder Service Organization on your behalf pursuant to your sweep or other account agreement. You should refer to your sweep or other account agreement for information on the frequency of automatic purchases and redemptions and statement and confirmation schedules.

SHAREHOLDER SERVICE ORGANIZATIONS

"Shareholder Service Organizations" are non-affiliated banks and broker/dealers who provide certain support and/or distribution services to their customers who are the beneficial owners of the Funds' shares. The services provided by Shareholder Service Organizations are fully discussed in the account agreement between the Shareholder Service Organization and its customers but generally include assisting customers in processing purchase, exchange, and redemption requests.

Shareholder Service Organizations are responsible for prompt transmission of orders. These Service Organizations are the record owners of the shares of the Funds. Shareholder Service Organizations may charge their customers for services relating to their investment in the Funds. This prospectus should, therefore, be read together with any account agreement between the customer and the Shareholder Service Organization with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.
        CERTIFICATES AND CONFIRMATIONS     As transfer agent for the Funds, Star
Bank maintains a share account for each shareholder of record. Share certificates are not issued.

Monthly confirmations are sent to report transactions such as purchases and redemptions, as well as dividends, paid during the month.

Since any Shareholder Service Organization will maintain a master account with the Funds, investors purchasing through those institutions will not receive confirmations from Star Bank. Confirmations will be mailed by the relevant Shareholder Service Organization.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends will be reinvested in additional shares of the Fund on payment dates unless cash payments are requested by writing to the Fund or Star Bank, as appropriate. Share purchase settlements received by Star Bank before 3:00 p.m. (Eastern time) earn dividends that day.

Shareholders investing in any of the Funds through a Shareholder Service Organization should consult their account agreement with their Shareholder Service Organization concerning any applicable dividend payment options.

CAPITAL GAINS

If any of the Funds experience capital gains, it could result in an increase in dividends for that Fund. Capital losses could result in a decrease in dividends for that Fund. If for some extraordinary reason any of the Funds realize net long-term capital gains, that Fund will distribute them at least once every 12 months.

EXCHANGE PRIVILEGE
-------------------------------------------------------------------------------

All shareholders of the Funds are shareholders of the Star Funds. Star Funds currently consist of the following Funds:

                     Star International Equity Fund

                     Star Capital Appreciation Fund

                     Star Growth Equity Fund

                     Star Relative Value Fund

                     Star Market Capitalization Fund

                     The Stellar Fund

                     Star Strategic Income Fund

                     Star U.S. Government Income Fund

                     The Stellar Insured Tax-Free Bond Fund

                     Star Treasury Fund

                     Star Tax-Free Money Market Fund

                     Star Ohio Tax-Free Money Market Fund

Through a telephone exchange program, shareholders can exchange shares of the money market funds for shares of the other Star Funds.

In addition, shares of a money market fund may also be exchanged for certain other funds distributed by Federated Securities Corp. that are not advised by Star Bank, N.A. ("Federated Funds"). For further information on the availability of Federated Funds for exchanges, please call Star Bank, N.A. at the telephone number listed on the front cover. Shareholders investing through a sweep account
may not exercise this privilege.     Shares of a Star Money Market Fund may be
exchanged for shares of another Star Money Market Fund at net asset value. Shares of a Star money market fund may be exchanged for A Shares of another Star Fund at net asset value plus the applicable front-end sales charge of the fund into which the shares are to be exchanged. Shares of a Star Money Market Fund may be exchanged for B Shares of another Star Fund at net asset value. However, if the shareholder redeems the B Shares within five years of the original purchase, a contingent deferred sales charge ("CDSC") will be imposed. For purposes of computing the CDSC, the length of time the shareholder has owned the shares to be redeemed will be measured from the date of original purchase and will not be affected by the exchange.

Shareholders who exercise the exchange privilege must exchange shares having a net asset value of at least $1,000. Accounts established through a Shareholder Service Organization may be subject to a smaller minimum exchange investment, and shareholders should consult their account agreement with their Shareholder Service Organization for information and procedures on effecting exchanges. Prior to any exchange, the shareholder must receive a copy of the current prospectus of the Fund into which an exchange is to be effected.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next-determined net asset value.

Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes, and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The exchange privilege may be terminated at any time. Shareholders will be notified of the termination of the exchange privilege. A shareholder may obtain further information on the exchange privilege by calling Star Bank at
1-800-677-FUND.            EXCHANGE BY TELEPHONE. Instructions for exchange
between funds which are part of the Star Funds may be given by telephone to Star Bank at 1-800-677-FUND or to the distributor. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Telephone exchange instructions must be received before 3:00 p.m. (Eastern time) for shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time. Shareholders will be notified of such modification or termination. Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers, banks, or other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker, bank, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail.

If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING SHARES
-------------------------------------------------------------------------------

The Funds redeem shares at their net asset value next determined after Star Funds receives the redemption request. A CDSC will be imposed only in those circumstances in which the shares of the Fund being redeemed were acquired in exchange for B Shares of another Star Fund. A description of the CDSC is contained in the prospectus relating to the Star Funds which charge a CDSC. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Requests for redemption can be made in person or by telephone through Star Bank.


Shareholders establishing accounts through a Shareholder Service Organization should consult their account agreement for information on redeeming shares.

Your financial institution may charge a liquidation fee in connection with
closing a retirement account.          REDEMPTION BY TELEPHONE A shareholder who
is a customer of Star Bank may redeem shares of a Fund by telephoning Star Bank at 1-800-677-FUND. The minimum amount that may be redeemed in this manner is $250. Redemption requests given by telephone may be electronically recorded. For calls received by Star Bank before 10:30 a.m. (Eastern time) (or 2:00 p.m. (Eastern time) with respect to the Treasury Fund), proceeds will normally be wired the same day to the shareholder's account at Star Bank or a check will be sent to the address of record. Those shares will not be entitled to the dividend declared that day. For calls received by Star Bank after 10:30 a.m. (Eastern time) (or 2:00 p.m. (Eastern time) with respect to the Treasury Fund), proceeds will normally be wired or a check mailed the following business day. Those shares will be entitled to the dividend declared on the day the redemption request was received. In no event will proceeds be wired or a check mailed more than seven days after a proper request for redemption has been received. If at any time any or all of the Funds shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.
An authorization form permitting any of the Funds to accept telephone requests must first be completed. Authorization forms and information on this service are available from Star Bank.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

AUTOMATIC REDEMPTIONS. Shareholders investing through a sweep account may be subject to automatic redemptions when their relevant deposit account falls below the required minimum. Shareholders should refer to their sweep agreement for details.

CHECKWRITING PRIVILEGE

You can redeem shares of the Funds by writing a check in the amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form, which you can obtain from Star Funds. The Fund will then provide you with the checks. Your check is treated as a redemption order for Fund shares equal to the amount of the check. A check for an amount in excess of your available Fund account balance will be returned marked "insufficient funds." Shares purchased by check or through Automated Clearing House (ACH) cannot be redeemed for 7 days. Checks written on these shares will be returned and marked "uncollected funds." Checks cannot be used to close your Fund account balance.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000 due to shareholder redemptions. Shareholders establishing accounts through a Shareholder Service Organization should consult their account agreement for information regarding accounts with low balances. Shareholders who purchase shares via a sweep account are not subject to an investment minimum.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each fund in the Trust have equal voting rights, except that in matters affecting only a particular fund or class, only shareholders of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or a Fund's operation and for the election of Trustees under certain circumstances. As of February 20, 1998, Star Bank, N.A., Cincinnati, Ohio, acting in various capacities for numerous accounts, was the owner of record of approximately 95.31% of the Y Shares of the Treasury Fund; 99.21% of the C Shares of the Treasury Fund; 99.79% of the C Shares of the Tax-Free Money Market Fund; and 99.81% of the C Shares of the Ohio Tax-Free Money Market Fund, and therefore, may, for certain purposes, be deemed to control these Funds and be able to affect the outcome of certain matters
presented for a vote of each Fund's shareholders.              Trustees may be
removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all series entitled to vote.

EFFECT OF BANKING LAWS
-------------------------------------------------------------------------------

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or bank or non-bank affiliate from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their
customers.     Some entities providing services to the Trust are subject to such banking laws and regulations. They believe, based on the advice of counsel, that they may perform those services for the Funds contemplated by any agreement entered into with the Trust without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services. If this happens, the Trustees would consider alternative means of continuing available investment services. It is not expected that Fund shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

TAX INFORMATION
-------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Funds will pay no federal income tax because they expect to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Funds will each be treated as a single, separate entity for federal income tax purposes so that income (including capital gains, if any) and losses realized by one Fund will not be combined for tax purposes with those realized by the other Funds.

Unless otherwise exempt, shareholders of Treasury Fund are required to pay federal income tax on any dividends and other distributions, including capital gains distributions (if any), received. This applies whether dividends and distributions are received in cash or as additional shares. The Funds will provide detailed tax information for reporting purposes.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

TAX-FREE MONEY MARKET FUND AND OHIO TAX-FREE MONEY MARKET FUND--ADDITIONAL TAX INFORMATION

Shareholders of Tax-Free Money Market Fund and Ohio Tax-Free Money Market Fund are not required to pay the federal regular income tax on any dividends received from a Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal bonds are included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.


The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the adjusted gross income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. Tax-Free Money Market Fund may purchase all types of municipal bonds, including "private activity" bonds. Thus, while the Fund has no present intention of purchasing any private activity bonds, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, all dividends of the Tax-Free Money Market Fund which represent interest on municipal bonds will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally include the full amount of any Fund dividend and alternative minimum taxable income does not include the portion of the Fund's dividends attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.
    Dividends of Tax-Free Money Market Fund and Ohio Tax-Free Money Market Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions
is provided annually.            OHIO TAX-FREE MONEY MARKET FUND. Income from
the Fund is not necessarily free from taxes in states other than Ohio. Shareholders are urged to consult their own tax advisers regarding the status of
their accounts under state and local tax laws.          OHIO TAXES. Under
existing Ohio laws, distributions made by the Fund will not be subject to Ohio income taxes to the extent that such distributions qualify as exempt interest dividends under the Internal Revenue Code, and represent (i) interest on obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) interest or dividends from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States which is exempt from state income tax under federal laws. Conversely, to the extent that the distributions made by the Fund are derived from other types of obligations, such distributions will be subject
to Ohio individual income taxes.          Distributions made by the Fund will
not be subject to Ohio corporate franchise tax to the extent that such distributions qualify as exempt interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax or (ii) net interest income from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States which is
exempt from state income tax under federal laws.         Exempt-interest
dividends that represent interest from obligations held by the Fund which are issued by Ohio or its political subdivisions will be exempt from any Ohio municipal income tax (even if the municipality is permitted under Ohio laws to
levy a tax on intangible income).          STATE AND LOCAL TAXES
Distributions representing net interest received on tax-exempt municipal securities are not necessarily free from income taxes of any state or local taxing authority. State laws differ on this issue and shareholders are urged to consult their own tax advisers.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

From time to time, the Money Market Funds advertise yield, effective yield and total return. In addition, Tax-Free Money Market Fund and Ohio Tax-Free Money
Market Fund may advertise tax-equivalent yield.          The yield of a Fund
represents the annualized rate of income earned on an investment in the Fund over a seven-day period. It is the annualized dividends earned during the period on the investment, shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this
assumed reinvestment.          For the Tax-Free Money Market Fund and Ohio
Tax-Free Money Market Fund, the tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate.

Advertisements and other sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as
a percentage.     Where a Fund has both C Shares and Y Shares, yield, effective yield and total return will be calculated separately for Y Shares and C Shares. Because C Shares are subject to 12b-1 fees, the yield, effective yield and total return for Y Shares, for the same period, will exceed that of C Shares.

From time to time, advertisements for a Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.





ADDRESSES
--------------------------------------------------------------------------------

               Star Treasury Fund
               Star Tax-Free Money Market Fund            5800 Corporate Drive
               Star Ohio Tax-Free Money Market Fund       Pittsburgh, Pennsylvania 15237-7010
---------------------------------------------------------------------------------------------
Distributor
               Federated Securities Corp.                 Federated Investors Tower
                                                          1001 Liberty Avenue
                                                          Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------
Investment Adviser
               Star Bank, N.A.                            425 Walnut Street
                                                          Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------
Custodian
               Star Bank, N.A.                            425 Walnut Street
                                                          Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent,
               Star Bank, N.A.                            425 Walnut Street
                                                          Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------
Portfolio Accounting Services
               Federated Services Company                 Federated Investors Tower
                                                          1001 Liberty Avenue
                                                          Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------
Independent Public Accountants
               Arthur Andersen LLP                        2100 One PPG Place
                                                          Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------



Cusip 854911302 Cusip 854911104 Cusip 854911849 Cusip 854911781     2010907A
(3/98)     6002TR

                          --------------------------
                               STAR BANK, N.A.
                              Investment Adviser
                          --------------------------
                          FEDERATED SECURITIES CORP.
                                 Distributor
                          --------------------------






PROSPECTUS

The C Shares of Star Treasury Fund (the "Fund") offered by this prospectus represent interests in a portfolio of the Star Funds (the "Trust"), an open-end management investment company (a mutual fund).

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.


The Trust has also filed a Statement of Additional Information ("SAI") for the Fund dated March 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the SAI is incorporated by reference into this prospectus. You may request a copy of the SAI free of charge, obtain other information, or make inquiries about the Fund by calling 1-800-677-FUND. The SAI, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1998


TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES            1

-------------------------------------

FINANCIAL HIGHLIGHTS--C SHARES      2

-------------------------------------

GENERAL INFORMATION                 3

-------------------------------------

INVESTMENT INFORMATION              3

-------------------------------------

 Investment Objective               3
 Investment Policies                3
 Investment Limitations             5

NET ASSET VALUE                     5
-------------------------------------
INVESTING IN THE FUND               5
-------------------------------------
 How to Purchase Shares             5
 Shareholder Service Organizations  6
 Certificates and Confirmations     6
 Dividends                          7
 Capital Gains                      7

REDEEMING SHARES                    7
-------------------------------------
 How to Redeem Shares               7
 Accounts with Low Balances         8

FUND INFORMATION                    8
-------------------------------------
 Management of the Trust            8
 Distribution of C Shares           8
 Administration of the Fund        10

SHAREHOLDER INFORMATION            10
-------------------------------------
 Voting Rights                     10

EFFECT OF BANKING LAWs             11
-------------------------------------
TAX INFORMATION                    11
-------------------------------------
 Federal Income Tax                11

PERFORMANCE INFORMATION            12
-------------------------------------

OTHER CLASSES OF SHARES            12

-------------------------------------



SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------
                     SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of          None
 offering price).....................................................
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price).................................  None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable).................................  None
Redemption Fee (as a percentage of amount redeemed, if applicable)...  None
Exchange Fee.........................................................  None

                           ANNUAL OPERATING EXPENSES
               (As a percentage of projected average net assets)
Management Fee.................................................       0.50%
12b-1 Fee......................................................       0.25%
Other Expenses.................................................       0.25%
 Shareholder Servicing Fee (1)................................. 0.05%
  Total Fund Operating Expenses................................       1.00%

(1) The Fund can pay up to 0.25% of average daily net assets as a Shareholder Servicing Fee. For the foreseeable future, the Fund plans to limit the Shareholder Servicing Fee to 0.05% of average daily net assets.

The Annual Fund Operating Expenses were 0.73% for the fiscal year ended November 30, 1997. The Annual Fund Operating Expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1998.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Star Funds Information."

EXAMPLE                                         1 year 3 years 5 Years 10 Years
-------                                         ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment assuming (1) 5% annual
return; (2) redemption at the end of each time
period; and (3) payment of the maximum sales
charge. The Fund charges no redemption fees.     $10     $32     $55     $122

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



STAR TREASURY FUND--C SHARES
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Arthur Anderson LLP, the Fund's independent public accountants. Their report, dated January 16, 1998, on the Fund's financial statements for the year ended November 30, 1997, and on the following table for each of the periods presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.


                                                     YEAR ENDED NOVEMBER 30,
                         --------------------------------------------------------------------------------
                           1997     1996     1995     1994     1993     1992     1991     1990   1989(A)
-----------------------  -------- -------- -------- -------- -------- -------- -------- -------- --------
NET ASSET VALUE,
BEGINNING OF PERIOD       $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
-----------------------
INCOME FROM INVESTMENT
OPERATIONS
-----------------------
 Net investment income      0.05     0.05     0.05     0.03     0.03     0.03     0.06     0.07     0.05
-----------------------
LESS DISTRIBUTIONS
-----------------------
 Distributions from net
 investment income         (0.05)   (0.05)   (0.05)   (0.03)   (0.03)   (0.03)   (0.06)   (0.07)   (0.05)
-----------------------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, END OF
PERIOD                    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
-----------------------   ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL RETURN (B)            4.85%    4.80%    5.23%    3.30%    2.56%    3.41%    5.72%    7.72%    5.36%
-----------------------
RATIOS TO AVERAGE NET
 ASSETS
-----------------------
 Expenses                   0.73%    0.70%    0.71%    0.70%    0.70%    0.71%    0.71%    0.73%    0.77%*
-----------------------
 Net investment income      4.73%    4.69%    5.14%    3.24%    2.53%    3.33%    5.51%    7.44%    8.28%*
-----------------------
 Expense waiver/
 reimbursement (c)            --       --       --       --     0.25%    0.25%    0.10%    0.03%    0.01%*
-----------------------
SUPPLEMENTAL DATA
-----------------------
 Net assets, end of
 period (000 omitted)     $469,400 $829,259 $654,963 $358,766 $386,020 $346,508 $307,278 $226,519 $174,062
-----------------------

* Computed on an annualized basis.
(a) Reflects operations for the period from April 14, 1989 (date of initial public investment) to November 30, 1989.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1997, which can be obtained free of charge.



GENERAL INFORMATION
-------------------------------------------------------------------------------

The Trust, an open-end, management investment company, was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to the Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as C Shares and Y Shares. This prospectus relates only to C Shares of the Fund ("Shares"). The Fund is designed as a convenient means of accumulating an interest in a professionally managed portfolio investing exclusively in short-term U.S. Treasury obligations. A minimum initial investment of $1,000 ($25 for Star Bank Connections Group Banking customers and for participants in the Star Bank Student Finance 101 Program who establish a systematic investment program and $500 for Education IRA customers) is required for Shares.

The Fund attempts to stabilize the value of a Share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is stability of principal and current income consistent with stability of principal. The investment objective of the Fund cannot be changed without the approval of holders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio consisting exclusively of short-term U.S. Treasury obligations. The Fund may purchase these securities pursuant to repurchase agreements. Unless otherwise indicated, the investment policies and limitations described below cannot be changed without
approval of shareholders.     ACCEPTABLE INVESTMENTS

The short-term U.S. Treasury obligations in which the Fund invests are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States. They mature in 397 days or less from the date of acquisition unless they are purchased under a repurchase agreement that provides for repurchase by the seller within 397 days from the date of acquisition. The average maturity of these securities, on a dollar-weighted basis, will be 120 days or less. As a matter of operating policy, however, the average maturity of the Fund's securities, on a dollar-weighted basis, will be 90 days or less. The Fund may also retain Fund assets in cash. The Fund does not intend to invest in treasury strips.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition.

The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase short-term obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, and will not invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general unless permitted to exceed these limitations by action of the Securities and Exchange Commission. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. In addition, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies may incur certain expenses which may be duplicative of certain fees incurred by the Fund. This policy may be changed without the approval of shareholders. Shareholders will be notified before any material change in this policy becomes effective.



REGULATORY COMPLIANCE. The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in this prospectus and in the Fund's SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by a nationally recognized statistical rating organization, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of their shareholders.

INVESTMENT LIMITATIONS


The following limitation can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

  . commit more than 10% of its net assets to illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice.

NET ASSET VALUE
-------------------------------------------------------------------------------

The Fund attempts to stabilize the net asset value of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per Share of the Fund is determined by subtracting liabilities attributable to Shares from the value of Fund assets attributable to Shares, and dividing the remainder by the number of Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.
The net asset value is determined at 2:00 p.m. (Eastern time) on the New York Stock Exchange, Monday through Friday, except on: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

INVESTING IN THE FUND
-------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange and the Federal Reserve wire system are open for business. In connection with the sale of Shares, the distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer), by check or by federal funds, with a minimum initial investment of $1,000 ($25 for Star Bank Connections Group Banking customers and for participants in the Star Bank Student Finance 101 Program who establish a systematic investment program and $500 for Education IRA customers). Subsequent investments may be in any amount. Accounts established through a shareholder service organization may be subject to a smaller minimum investment (see "Shareholder Service Organizations").


PURCHASING THROUGH A FINANCIAL INSTITUTION. Investors may purchase Shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund converts payment by check from the financial institution into federal funds. The financial institution will provide certain support and/or distribution services to their customers who are the beneficial owners of the Fund's Shares. These services provided by a financial institution are fully discussed in the account agreement between the financial institution and its customers, but generally include assisting customers in processing purchase, exchange, and redemption requests.


Financial institutions are responsible for prompt transmission of orders. These financial institutions are the record owners of the shares of the Fund and may charge their customers for services relating to their investment in the Fund. This prospectus should, therefore, be read together with any account agreement between the customer and the financial institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.


PURCHASING BY CHECK. Shares may be purchased by check or federal funds. Orders are considered received after payment by check is converted into federal funds and received by the Adviser. When payment is made with federal funds, the order is considered received when federal funds are received by the Adviser. Purchase orders must be telephoned to the financial institution by 2:00 p.m. (Eastern time) and payment by federal funds must be received by the Adviser before 3:00 p.m. (Eastern time) on the same day as the order to earn dividends for that day. Shares cannot be purchased on days on which the New York Stock Exchange is
closed or on federal holidays restricting wire transfers.          PURCHASING
THROUGH SHAREHOLDER SERVICE ORGANIZATIONS. To purchase Shares of the Fund for an investor, the relevant Shareholder Service Organization, as defined herein, must open an account by calling Star Bank at 1-800-677-FUND. Information needed to
establish the account will be taken over the telephone.         SHAREHOLDER
SERVICE ORGANIZATIONS          "Shareholder Service Organizations" are
non-affiliated banks and broker/dealers who provide certain support and/or distribution services to their customers who are the beneficial owners of the Fund's shares. The services provided by Shareholder Service Organizations are fully discussed in the account agreement between the Shareholder Service Organization and its customers but generally include assisting customers in
processing purchase, exchange, and redemption requests.          Shareholder
Service Organizations are the record owners of the shares of the Fund. Shareholder Service Organizations may charge their customers for services relating to their investment in the Fund. This prospectus should, therefore, be read together with any account agreement between the customer and the Shareholder Service Organization with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Star Bank, N.A. maintains a Share account for each shareholder of record. Share certificates are not issued. Monthly confirmations are sent to report transactions such as purchases and redemptions,
as well as dividends, paid during the month.          Since any Shareholder
Service Organization will maintain a master account with the Fund, investors purchasing through those institutions will not receive confirmations from Star Bank. Confirmations will be mailed by the relevant Shareholder Service Organization.


DIVIDENDS

Dividends are declared daily and paid monthly. Dividends will be reinvested in additional Shares on payment dates unless cash payments are requested by writing to the financial institution. Share purchase settlements received by the Adviser before 3:00 p.m. (Eastern time) earn dividends that day.

Shareholders investing in the Fund through a Shareholder Service Organization should consult their account agreement with their Shareholder Service Organization concerning any applicable dividend payment options.

CAPITAL GAINS

If the Fund experiences capital gains, it could result in an increase in dividends for the Fund. Capital losses could result in a decrease in dividends for the Fund. If for some extraordinary reason the Fund realizes net long-term capital gains, the Fund will distribute them at least once every 12 months.

REDEEMING SHARES
-------------------------------------------------------------------------------

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after the financial institution receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption requests must be received in proper form and can be made as described below.

Shareholders establishing accounts through a Shareholder Service Organization should consult their account agreement for information on redeeming shares.

Your financial institution may charge a liquidation fee in connection with closing a retirement account.

THROUGH A FINANCIAL INSTITUTION. Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after the financial institution receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and
commissions may be charged by the financial institution for this service.     BY
TELEPHONE. Redemptions in a minimum amount of $250 may be made by calling the financial institution, provided the financial institution has a properly completed authorization form. Redemption requests given by telephone may be electronically recorded. Proceeds from redemption requests received before 2:00 p.m. (Eastern time), will normally be wired the same day to the shareholder's account or a check will be sent to the address of record, but will not include that day's dividend. Proceeds from redemption requests received after 2:00 p.m. (Eastern time), will normally be wired or a check mailed the following business day but will include that day's dividend. In no event will proceeds be wired or a check mailed more than seven days after a proper request for redemption has been received. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000 due to
shareholder redemptions.     Shareholders establishing accounts through a
Shareholder Service Organization should consult their account agreement for information regarding accounts with low balances.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

FUND INFORMATION
-------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, 45202, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

  ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses.

  ADVISER'S BACKGROUND. The Adviser, a national bank, was founded in 1863 and is the largest bank and trust organization of StarBanc Corporation.

  The Adviser has managed commingled funds since 1957, and has advised the portfolios of the Trust since 1989. As of December 31, 1997, it manages two common trust funds and collective investment funds having a market value in excess of $60.9 million.
DISTRIBUTION OF C SHARES

Federated Securities Corp., Federated Investors Tower, Pittsburgh, Pennsylvania, 15222, is the distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.



DISTRIBUTION PLAN. Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), C Shares of the Fund will pay to Federated Securities Corp. an amount computed at an annual rate of 0.25% of the average daily net asset value of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Plan.

Federated Securities Corp. may from time to time, and for such periods as it deems appropriate, voluntarily reduce its compensation under the Plan to the extent the expenses attributable to the Shares exceed such lower expense limitation as the distributor may, by notice to the Trust, voluntarily declare to be effective.

The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales and/or administrative services as agents for their clients or customers who beneficially own Shares. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel (including clerical, supervisory, and computer) as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Fund; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests.

Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the distributor.

The Fund's Plan is a compensation type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

ADMINISTRATIVE ARRANGEMENTS. The distributor may select brokers and dealers to provide distribution and administrative services. The distributor may also select administrators (including depository institutions such as commercial banks and savings associations) to provide administrative services. These administrative services include distributing prospectuses and other information, providing accounting assistance, and communicating or facilitating purchases and redemptions of Shares.



Brokers, dealers, and administrators will receive fees from the distributor based upon Shares owned by their clients or customers. The fees are calculated as a percentage of the average aggregate net asset value of shareholder accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid for these services by the distributor will be reimbursed by the Adviser. Payments made here are in addition to any payments made under the Fund's Rule 12b-1 Distribution Plan or Shareholder Services Plan.

SHAREHOLDER SERVICES PLAN. Under the terms of the Shareholder Services Agreement with the Adviser, the Fund will pay the Adviser up to 0.25% of average daily net assets of Shares for the period. For the foreseeable future, the Fund plans to limit the Shareholder Servicing fee to 0.05% of the average daily net assets of Shares. The fee is to obtain certain services for shareholders and to maintain shareholder accounts.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Fund with certain administrative personnel and services necessary to operate the Fund. Such services include shareholder servicing and certain legal and accounting services. Federated Administrative Services provides these at an annual rate of 0.12% of the average daily net assets of the Trust. The administrative fee received during any fiscal year shall be at least $50,000 per Fund. Federated Administrative Services may voluntarily waive a portion of its fee at any time. Under the terms of a Sub-Administration Agreement between Federated Administrative Services and Star Bank, N.A., Federated Administrative Services will pay to Star Bank, N.A., solely from the resources of Federated Administrative Services a sub-administration fee at an annual rate of 0.04% of the average daily net assets of the Trust, for assisting Federated Administrative Services in rendering administrative services to the Trust.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTING SERVICES. Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 is transfer agent and dividend disbursing agent for the Fund. Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222, a subsidiary of Federated Investors, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

VOTING RIGHTS



Each Share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances. As of February 20, 1998, Star Bank, N.A., Cincinnati, Ohio, acting in various capacities for numerous accounts, was the owner of record of approximately 99.21% of the C Shares of the Fund, and therefore, may, for certain purposes, be deemed to control the fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all series entitled to vote.

EFFECT OF BANKING LAWS
-------------------------------------------------------------------------------

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or bank or non-bank affiliate from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers.

Some entities providing services to the Fund are subject to such banking laws and regulations. They believe, based on the advice of counsel, that they may perform those services for the Fund contemplated by any agreement entered into with the Trust without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services. If this happens, the Trustees would consider alternative means of continuing available investment services. It is not expected that Fund shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

TAX INFORMATION
-------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes.

Unless otherwise exempt, shareholders of the Fund are required to pay federal income tax on any dividends and other distributions, including capital gains distributions (if any), received. This applies whether dividends and distributions are received in cash or as additional shares. The Fund will provide detailed tax information for reporting purposes.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.



PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

From time to time, the Fund advertises yield, effective yield and total return.

The yield of the Fund represents the annualized rate of income earned on an investment in the Fund over a seven-day period. It is the annualized dividends earned during the period on the investment, shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Advertisements and other sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as
a percentage.     Yield, effective yield and total return will be calculated separately for Y Shares and C Shares of the Fund. Because C Shares are subject to 12b-1 fees, the yield, effective yield and total return for Y Shares, for the same period, will exceed that of C Shares.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.

OTHER CLASSES OF SHARES
-------------------------------------------------------------------------------

The Fund also offers another class of shares called Y Shares. Y Shares are sold at net asset value primarily to financial institutions acting in an fiduciary capacity and are subject to a minimum initial investment of $1,000.

Both classes are subject to certain of the same expenses.

Y Shares are not distributed pursuant to a 12b-1 Plan, but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.
    To obtain more information and a prospectus for Y Shares, investors may call 1-800-677-FUND.

                                                              Cusip 854911104

                                                              2010907A (3/98)







                               Star Treasury Fund
                                      C Shares
                                  Y Shares

                         (A Portfolio of the Star Funds)

                       Statement of Additional Information










       This Statement of Additional Information should be read with the prospectus of the Money Market Funds of the Star Funds dated March 31, 1998 . This Statement is not a prospectus itself. To receive a copy of either of the prospectuses, write to Star Treasury Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010

                                              Statement dated March 31, 1998





     Star Bank, N.A.

     Investment Adviser

Federated Securities Corp.

    Distributor

I


Table of Contents
--------------------------------------------------------------------------------

General Information About the Fund    11
--------------------------------------------------------------------------------
Investment Objective and Policies     11
  When-Issued and Delayed Delivery Transactions                              11
  Reverse Repurchase Agreements        1

Investment Limitations                11
--------------------------------------------------------------------------------
Star Funds Management                 22
  Fund Ownership                      55
  Trustees' Compensation              55
  Trustee Liability                   55

Investment Advisory Services          55
--------------------------------------------------------------------------------
  Adviser to the Fund                 55
  Advisory Fees                       66

Brokerage Transactions                 6
--------------------------------------------------------------------------------

Administrative Services               66

Custodian                             66

Purchasing Shares                     66
  Distribution Plan (C Shares)       766
  Shareholder Services Plan           77
  Administrative Arrangements         77
  Conversion to Federal Funds         77



Determining Net Asset Value           77
--------------------------------------------------------------------------------
  Use of the Amortized Cost Method    77
  Exchanging Securities for Fund Shares88

Exchange Privilege                    99
--------------------------------------------------------------------------------
  Requirements for Exchange           99
  Making an Exchange                   9

Redeeming Shares                      99
--------------------------------------------------------------------------------
  Redemption in Kind                  99
  Massachusetts Partnership Law       99

Tax Status                          1099
--------------------------------------------------------------------------------
  The Fund's Tax Status             1010
  Shareholders' Tax Status          1010

Yield                               1010
--------------------------------------------------------------------------------

Effective Yield                     1010

Total Return                        1010

Performance Information             1111
  Economic and Market Information   1111
  Financial Statements              1111

Appendix                        1212
--------------------------------------------------------------------------------

General Information About the Fund
--------------------------------------------------------------------------------

The Fund is a portfolio of the Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. On May 1, 1993, the Board of Trustees (the "Trustees"), approved changing the name of the Trust, effective May 1, 1993, from Losantiville Funds to Star Funds and changing the Fund's name from Losantiville
Treasury Fund to Star Treasury Fund.    Shares of the Fund are offered in two
classes, C Shares and Y Shares (individually and collectively referred to as "Shares" as the context may require.) This Statement of Additional Information
relates to both classes of Shares of the Fund.     Investment Objective and
Policies
--------------------------------------------------------------------------------

The Fund's investment objective is to provide stability of principal and current income consistent with stability of principal. The investment objective and policies cannot be changed without approval of shareholders. When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund.
No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of
the total value of its assets.    Reverse Repurchase Agreements.

The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration, plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

Investment Limitations
--------------------------------------------------------------------------------
Selling Short and Buying on Margin

      The Fund will not sell any portfolio instruments short or purchase any portfolio instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio instruments.
   Issuing Senior Securities and Borrowing Money

      The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings need not be collateralized. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.
   Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.
   Lending Cash or Securities

      The Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations, including repurchase agreements. The above investment limitations cannot be changed without shareholder approval. The following limitations, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations become effective.
   Investing in Illiquid Securities

      The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.
   Investing in Securities of Other Investment Companies

      The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general unless permitted to exceed these limitations by action of the Securities and Exchange Commission. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. In addition, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies may incur certain expenses which may be duplicative of certain fees incurred by the Fund.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Fund did not borrow money or pledge securities, except as a temporary, extraordinary, or emergency measure, in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so in the coming fiscal year.

Star                              Funds                               Management
--------------------------------------------------------------------------------
Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company,
Federated   Administrative   Services,  or  the  Funds  (as  defined  below).
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.* 2884 Lengel Road Cincinnati, Ohio 45244 Birthdate: May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

-------------------------------------------------------------------------------
Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

-------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

--------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

--------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, president and chief executive officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

--------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice president and treasurer of the Kroger Company. At the Kroger Company he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

-------------------------------------------------------------------------------

William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

-------------------------------------------------------------------------------
C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.

--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.
As of February 20, 1998, the following shareholder of record owned 5% or more of the C Shares of the Fund: Star Bank, N.A., Cincinnati, OH, acting in various capacities for numerous accounts, owned approximately 405,874,509 Shares (99.21%).

As of February 20, 1998, the following shareholder of record owned 5% or more of the Y Shares of the Fund: Star Bank, N.A., Cincinnati, OH, acting in various capacities for numerous accounts, owned approximately 741,234,525 Shares (95.31%).

Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales, **              $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,500
Trustee

Dr. Robert J. Hill,                 $7,000
Trustee

Dawn M. Hornback           $5,250
Trustee

Lawrence M. Turner         $5,250
Trustee

William H. Zimmer, III     $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
# The aggregate compensation is provided for the Trust which is comprised of twelve portfolios.
** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.
Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
Investment Advisory Services
--------------------------------------------------------------------------------
Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of the internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer.

Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended November 30, 1997, 1996, and 1995, the Fund's Adviser earned $4,990,143, $3,586,051, and
$2,293,566, respectively, none of which was voluntarily waived.

Brokerage Transactions
--------------------------------------------------------------------------------

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended  November  30,  1997,  1996,  and 1995,  the Fund paid no  brokerage
commissions.       Although   investment   decisions   for  the  Fund  are  made
independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be
to    the     benefit     of    the     Fund.     Administrative     Services
--------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for the fees set forth in the prospectus. For the fiscal year ended November 30, 1997, 1996, and 1995 the Fund incurred administrative services fees of $922,287, $717,407, and $503,167,
respectively,    none   of   which   was   voluntarily   waived.       Custodian
--------------------------------------------------------------------------------
Star  Bank is  custodian  for the  securities  and cash of the  Fund.  Under the
Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's
average        daily        net        assets.         Purchasing         Shares
--------------------------------------------------------------------------------
Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. The minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in the Funds."

Distribution Plan (C Shares)

With respect to C Shares, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of Shares subject to the Plan. Such activities may include the advertising and marketing of Shares; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of sufficient number of Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. For the fiscal year ended November 30, 1997, payments of $223,007 on behalf of C Shares were made pursuant to the Plan, of
which $20,173 was voluntarily waived.     Shareholder Services Plan

This arrangement permits the payment of fees to the Fund and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing
dividend options, account designations, and addresses.    For the fiscal year
ended November 30, 1997, the Fund paid shareholder services fees in the amounts of $185,780 and $313,234 for Y Shares and C Shares, respectively.
Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request. Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.
Determining Net Asset Value
--------------------------------------------------------------------------------
-----------------------------------------------------------------------

The Fund attempts to stabilize the value of a share at $1.00. The days on which net asset value is calculated by the Fund are described in the prospectus. Use of the Amortized Cost Method

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions of Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 days' notice or (2) at specified intervals not exceeding one year on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

   Monitoring Procedures

      The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than .5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
   Investment Restrictions

      The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity of more than 397 days can be purchased by the Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.
The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on Shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and
estimates.    Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and its Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

Exchange Privilege
--------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement.

Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.
Redeeming Shares
--------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Redemption will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares." Redemption in Kind

Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price, in whole or in part, by a distribution of securities from the Fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate. Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs. Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
-------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

     o    invest in securities within certain statutory limits; and

     o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends received as cash or additional Shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends and any short-term capital gains are taxable as ordinary income.
   Capital Gains

      Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.
Yield
--------------------------------------------------------------------------------
The yields for C Shares and Y Shares for the seven-day period ended November 30, 1997, were 4.81% and 4.91%, respectively. The yield is calculated daily based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:
    o determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares;
    o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
    o multiplying the base period return by (365/7).
To the extent that financial institutions and brokers/dealers charge fees in connection with services and provided in conjunction with an investment in Shares, the performance will be reduced for those shareholders paying those fees.

Effective Yield
--------------------------------------------------------------------------------
The effective yields for C Shares and Y Shares for the seven-day period ended
November 30, 1997, were 4.92% and 5.03%, respectively.     The Fund's effective
yield is computed by compounding the unannualized base period return by:
    o adding 1 to the base period return; o raising the sum of the 365/7th power; and o subtracting 1 from the result.
Total Return
--------------------------------------------------------------------------------
The C Shares' average annual total returns for the one year and five year periods ended November 30, 1997 and for the period from April 14, 1989 (date of initial public investment), to November 30, 1997 were 4.85%, 4.14% and 4.97%, respectively. The Y Shares' average annual total return for the period from March 25, 1997 (date of initial public investment), to November 30, 1997 was 3.37%. Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional Shares, assuming the monthly reinvestment of all dividends and distributions.

Performance Information
--------------------------------------------------------------------------------
The performance of both classes of Shares depends upon such variables as: o portfolio quality; o average portfolio maturity; o type of instruments in which the portfolio is invested; o changes in interest rates on money market instruments; o changes in the Fund's or either class of Shares' expenses; and o the relative amount of Fund cash flow.
Investors may use financial publications and/or indices to obtain a more complete view of either class of Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
    o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "short-term U.S. government funds" category in advertising and sales literature.
    o Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.
    o Salomon 30-Day Treasury Bill Index is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.
    o Donoghue's Money Fund Report publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12 month-to-date investment results for the same money funds.
Advertising and other promotional literature may include charts, graphs and other illustrations using either class of Shares of the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, either class of Shares can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available. Financial Statements

The Fund's financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1997. A copy of the Annual Report for the Fund may be obtained without charge by contacting Star Bank, N.A. at the address located on the back cover of the prospectus or by calling 1-800-677-FUND.

Appendix
--------------------------------------------------------------------------------
STANDARD & POOR'S RATINGS GROUP
SHORT-TERM MUNICIPAL OBLIGATION RATINGS
A S&P note rating reflects the liquidity concerns and market access risks unique to notes.
SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.
SP-2 Satisfactory capacity to pay principal and interest.
VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS Standard & Poor's Ratings Group ("S&P") assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)
COMMERCIAL PAPER (CP) RATINGS
A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. LONG-TERM DEBT RATINGS AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. MOODY'S INVESTORS SERVICE, INC. SHORT-TERM MUNICIPAL OBLIGATION RATINGS Moody's short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below)). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated. MIG1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. MIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS
(TOBS) RATINGS Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS
P-1 Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity P-2 Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. LONG-TERM DEBT RATINGS AAA Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes is can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities. A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. NR Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1. NR(1) The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's. NR(2) The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's. NR(3) The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.




















Cusip  854911104
Cusip  854911849
9022104B(3/98)





                         Star Tax-Free Money Market Fund
                                    C Shares

                         (A Portfolio of the Star Funds)

                       Statement of Additional Information










       This Statement of Additional Information should be read with the prospectus of the Money Market Funds of the Star Funds dated March 31, 1998. This Statement is not a prospectus itself. To receive a copy of the prospectus, write to Star Tax-Free Money Market Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010

                                              Statement dated March 31, 1998



--------------------------------------------------------------------------------
                                 Star Bank, N.A.

                               Investment Adviser
--------------------------------------------------------------------------------

                           Federated Securities Corp.

                                   Distributor

II


Table of Contents
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

General Information About the Fund    11
--------------------------------------------------------------------------------
Investment Objective and Policies     11
  Acceptable Investments              11
  When-Issued and Delayed Delivery Transactions                           22
  Credit Enhancement                  22
  Temporary Investments               22

Investment Limitations                22
--------------------------------------------------------------------------------
Concentration of Investments        44

Star Funds Management                 44
--------------------------------------------------------------------------------
Fund Ownership                      66
  Trustees' Compensation              77
  Trustee Liability                   77

Investment Advisory Services          77
--------------------------------------------------------------------------------
Adviser to the Fund                 77
  Advisory Fees                       77

Brokerage Transactions                77
-------------------------------------------------------------------------------
Administrative Services               88

Custodian                             88

Purchasing Shares                     88
  Distribution Plan                   88
  Shareholder Services Plan           99
  Administrative Arrangements         99
  Conversion to Federal Funds         99



Determining Net Asset Value           99
--------------------------------------------------------------------------------
Use of the Amortized Cost Method    99
  Exchanging Securities for Fund Shares1010

Exchange Privilege                  1010
--------------------------------------------------------------------------------
  Requirements for Exchange         1010
  Making an Exchange                1010

Redeeming Shares                    1010
--------------------------------------------------------------------------------
  Redemption in Kind                1111
  Massachusetts Partnership Law     1111

Tax Status                          1111
--------------------------------------------------------------------------------
  The Fund's Tax Status             1111

Yield                               1111
--------------------------------------------------------------------------------

Tax-Equivalent Yield                1212

Effective Yield                     1313

Total Return                        1313

Performance Comparisons             1313
  Economic and Market Information   1414
  Financial Statements              1414

Appendix                        1515
--------------------------------------------------------------------------------

General Information About the Fund
--------------------------------------------------------------------------------

The Fund is an investment portfolio of the Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from Losantiville Funds to Star Funds and changing the Fund's name from Losantiville Tax-Free Money Market Fund to Star Tax-Free Money Market Fund. Shares of the Fund are offered in one class: C Shares ("Shares"). Investment Objective and Policies
--------------------------------------------------------------------------------
-----------------------------------------------------------------------

The Fund's investment objective is to provide current income exempt from federal regular income tax consistent with stability of principal. The investment objective cannot be changed without the approval of shareholders. Acceptable Investments

The Fund invests primarily in debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities"). The Fund invests in Municipal Securities with remaining maturities of 397 days or less at the time of purchase by the Fund.
   Characteristics

      When determining whether a Municipal Security presents minimal credit risks, the investment adviser considers the creditworthiness of the issuer of a Municipal Security, the issuer of a demand feature if the Fund has the unconditional right to demand payment from the issuer of the interest, or the credit enhancer of payment by either of those issuers. The Fund is not required to sell a Municipal Security if the security's rating is reduced below the required minimum subsequent to the Fund's purchase of the security. The Trustees and the investment adviser consider this event, however, in the determination of whether the Fund should continue to hold the security in its portfolio. If ratings made by Moody's Investors Service, Inc., Standard & Poor's Ratings Group, or Fitch Investors Service, Inc., change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
   Municipal Leases

      The Fund may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.
   Ratings

      The securities in which the Fund is permitted to invest are rated in the highest short-term rating category by one or more nationally recognized securities rating organization ("NRSRO"). A NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category. Additionally, the Fund may purchase unrated securities which are determined to be of comparable quality of securities rated in the highest short-term rating category by NRSRO's and which are otherwise eligible for purchase by the Fund.

      The Fund may also purchase bonds which have no short-term ratings but which have long-term ratings by NRSROs in the two highest ratings categories. The Fund has the ability but no present intention of investing in Municipal Securities that are rated MIG2 or VMIG2 by Moody's, F-2 by Fitch, or A-2 or SP-2 by S&P and tax-exempt commercial paper that is rated P-2 by Moody's, A-2 by S&P, or F-2 by Fitch, or securities which are not rated but are deemed to be of comparable quality. Shareholders of the Fund will be notified should the Fund decide to invest in these securities.
When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.
The Fund may also sell Municipal Securities on a delayed delivery basis with settlement taking place more than five days after the sale as a normal form of portfolio transaction. It is the investment adviser's experience that it is not unusual in the Municipal Securities market for settlement periods to be slightly longer than this period. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. Credit Enhancement

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. InvestmentType = "money market securities" "Generally, the Error! Reference source not found.Error! Reference source not found. will not treat credit-enhanced securities as being issued by the credit enhancer for diversification purposes. However, under

Temporary Investments

The Fund may also invest in high-quality temporary investments from time to time for temporary defensive purposes.
From time to time, such as when suitable Municipal Securities are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in Municipal Securities and thereby reduce the Fund's yield.
This policy may, from time to time, result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield. The adviser does not anticipate that portfolio turnover will result in adverse tax consequences to the
Fund.
Investment Limitations
--------------------------------------------------------------------------------
Selling Short and Buying on Margin

      The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions.
   Issuing Senior Securities and Borrowing Money

      The Fund will not issue senior securities except that the Fund may borrow money directly in amounts up to one-third of the value of its total assets including the amount borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.
   Restricted Securities

      The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 except for certain restricted securities which meet criteria for liquidity as established by the Trustees.
   Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the pledge.
   Investing in Commodities

      The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
   Investing in Real Estate

      The Fund will not purchase or sell real estate including limited partnership interests, although it may invest in securities secured by real estate or interests in real estate.
   Underwriting

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
   Lending Cash or Securities

      The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness or other debt securities, entering into repurchase agreements or engaging in other transactions where permitted by its investment objective, policies, and limitations or Declaration of Trust.
   Diversification of Investments

      With respect to 75% of the value of its assets, the Fund will not purchase securities of any one issuer (other than securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
The above limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
   Investing in Illiquid Securities

      The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities and municipal leases not determined by the Trustees to be liquid.
   Investing in Securities of Other Investment Companies

      The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. The Fund will not purchase or acquire any security issued by a registered closed-end investment company if, immediately after the purchase or acquisition, 10% or more of the voting securities of the closed-end investment company would be owned by the Fund and other investment companies having the same adviser and companies controlled by these investment companies. The Fund will purchase securities of closed-end investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies may incur certain expenses which may be duplicative of certain fees incurred by the Fund.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Fund considers instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." The Fund did not borrow money or pledge securities (except as a temporary, extraordinary, or emergency measure) in excess of 5% of the value of its net assets and did not invest in securities of closed-end investment companies during the last fiscal year and has no present intent to do so in the coming fiscal year. Concentration of Investments

The Fund will not purchase securities if, as a result of such purchase, more than 25% of the value of the Fund's assets would be invested in any one industry.

However, the Fund may invest more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements. The Fund does not intend to purchase securities that would increase the percentage of its assets invested in the securities of governmental subdivisions located in any one state, territory, or U.S. possession to more than 25%. However, the Fund may invest more than 25% of the value of its assets in tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. If the value of Fund assets invested in the securities of a governmental subdivision changes because of changing values, the Fund will not be required to make any reduction
in         its         holdings.          Star         Funds          Management
--------------------------------------------------------------------------------
Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company,
Federated   Administrative   Services,  or  the  Funds  (as  defined  below).
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.* 2884 Lengel Road Cincinnati, Ohio 45244 Birthdate: May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

--------------------------------------------------------------------------------
Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

--------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

--------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

--------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

--------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

--------------------------------------------------------------------------------
William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.

--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

--------------------------------------------------------------------------------

C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.

--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.
As of February 20, 1998, the following shareholder of record owned 5% or more of the Shares of the Fund: Star Bank, Cincinnati, OH, acting in various capacities for numerous accounts, owned approximately 115,935,455 Shares (99.79%).

Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales,**               $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,500
Trustee

Dr. Robert J. Hill,                 $7,000
Trustee

Dawn M. Hornback,          $5,250
Trustee

Lawrence M. Turner,        $5,250
Trustee

William H. Zimmer, III,    $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios.
** This Trustee is deemed to be an "interested person" as defined in the
   Investment Company Act of 1940.
Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
Investment Advisory Services
--------------------------------------------------------------------------------
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Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of the internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer. Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended November
30, 1997, 1996, and 1995, the Fund's adviser earned $761,469, $984,158, and
$862,867, respectively, of which $138,449, $201,332, and $235,327, respectively, were voluntarily waived.
Brokerage Transactions
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When selecting  brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports;
economic  studies;   industry  studies;  receipt  of  quotations  for  portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended November 30, 1997, 1996, and 1995, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
Administrative                                                       Services
--------------------------------------------------------------------------------
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for the fees set forth in the prospectus. For the fiscal year ended November 30, 1997, 1996, and 1995, the Fund incurred administrative services fees of $128,243, $179,533, and $172,949,
respectively,    none   of   which   was   voluntarily   waived.       Custodian
--------------------------------------------------------------------------------
Star  Bank is  custodian  for the  securities  and cash of the  Fund.  Under the
Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's
average        daily        net        assets.         Purchasing         Shares
--------------------------------------------------------------------------------
Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. The minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing Shares of the Fund is explained in the Prospectus under "Investing in the Funds." Distribution Plan

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for Shares payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of sufficient number of Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The Tax-Free Money Market Fund is not currently making payments under the Plan, nor does it anticipate doing so in the future.

Shareholder Services Plan

This arrangement permits the payment of fees to the Fund and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing
dividend options, account designations, and addresses.    For the fiscal year
ended November 30, 1997, the Fund paid shareholder services fees in the amount
of $69,224.     Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request. Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.
Determining Net Asset Value
--------------------------------------------------------------------------------
-----------------------------------------------------------------------

The Fund attempts to stabilize the value of a share at $1.00. The days on which net asset value is calculated by the Fund are described in the prospectus. Use of the Amortized Cost Method

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions of Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 days' notice or (2) at specified intervals not exceeding one year on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.
   Monitoring Procedures

      The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than .5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

   Investment Restrictions

      The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more nationally recognized statistical rating organization. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity of more than 397 days can be purchased by the Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by the Fund will meet these same criteria and will have investment policies consistent with Rule 2a-7.
The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on Shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and
estimates.    Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and its Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund Shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

Exchange Privilege
--------------------------------------------------------------------------------
Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement. Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.
Redeeming Shares
-------------------------------------------------------------------------------
The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares." Redemption in Kind

Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price, in whole or in part, by a distribution of securities from the Fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate. Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class' net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs. Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
      o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; o invest in securities within certain statutory limits; and o distribute to its shareholders at least 90% of its net income earned during the year.
   Capital Gains

      Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.
Yield
--------------------------------------------------------------------------------
The Fund's yield for the seven-day period ended November 30, 1997, was 3.22%. The Fund calculates its yield daily based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:
      o determining the net change in the value of a hypothetical account with a balance of one share are the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased Shares;
     o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
      o  multiplying the base period return by (365/7).
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees. Tax-Equivalent Yield
--------------------------------------------------------------------------------
The Fund's tax-equivalent yield for the seven-day period ended November 30, 1997, was 5.33%.
The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 31% tax rate and assuming that income is 100% tax-exempt.
                        TAXABLE YIELD EQUIVALENT FOR 1998
                            MULTISTATE MUNICIPAL FUND
--------------------------------------------------------------------------------
FEDERAL INCOME TAX BRACKET:

                  15.00%    28.00%       31.00%        36.00%        39.60%


--------------------------------------------------------------------------------
JOINT           $1-  $42,351-     $102,301-     $155,951-       OVER
      RETURN      42,350    102,300      155,950       278,450      $278,450

      SINGLE          $1-  $25,351-     $61,401-      $128,101-       OVER
      RETURN      25,350    61,400       128,100       278,450      $278,450


--------------------------------------------------------------------------------
Tax-Exempt

Yield                         Taxable Yield Equivalent


-------------------------------------------------------------------------------
        1.00%      1.18%     1.39%       1.45%         1.56%         1.66%
        1.50%      1.76%     2.08%       2.17%         2.34%         2.48%
        2.00%      2.35%     2.78%       2.90%         3.13%         3.31%
        2.50%      2.94%     3.47%       3.62%         3.91%         4.14%
        3.00%      3.53%     4.17%       4.35%         4.69%         4.97%
        3.50%      4.12%     4.86%       5.07%         5.47%         5.79%
        4.00%      4.71%     5.56%       5.80%         6.25%         6.62%
        4.50%      5.29%     6.25%       6.52%         7.03%         7.45%
        5.00%      5.88%     6.94%       7.25%         7.81%         8.28%
        5.50%      6.47%     7.64%       7.97%         8.59%         9.11%
        6.00%      7.06%     8.33%       8.70%         9.38%         9.93%
        6.50%      7.65%     9.03%       9.42%        10.16%        10.76%
        7.00%      8.24%     9.72%      10.14%        10.94%        11.59%
        7.50%      8.82%    10.42%      10.87%        11.72%        12.42%
        8.00%      9.41%    11.11%      11.59%        12.50%        13.25%

     Note:The  maximum   marginal   tax  rate  for  each  bracket  was  used  in
          calculating the taxable yield equivalent.


--------------------------------------------------------------------------------
The chart above is for  illustrative  purposes  only.  It is not an indicator of
past      or       future       performance       of      Fund       Shares.

*Some  portion of the Fund's  income may be subject to the  federal  alternative
minimum   tax   and   state   and   local   income   taxes.    Effective   Yield

The Fund's effective yield for the seven-day period ended November 30, 1997, was 3.27%. The Fund's effective yield is computed by compounding the unannualized base period return by:
      oadding 1 to the base period return; oraising the sum to the 365/7th power; and osubtracting 1 from the result.
Total Return

Average annual total return for C Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional Shares, assuming the monthly reinvestment of all dividends and distributions.

The average annual total return for C Shares for the one year and five year periods ended November 30, 1997, and for the period from March 15, 1991 (date of initial public investment), to November 30, 1997, were 3.02%, 2.66%, and 2.79%, respectively.

Performance Comparisons

The performance of C Shares depends upon such variables as: oportfolio quality; oaverage portfolio maturity; otype of instrument sin which the portfolio is invested; ochanges in interest rates on money market instruments; ochanges in Fund or a class' expenses; and othe relative amount of Fund cash flow.
Investors may use financial publications and/or indices to obtain a more complete view of the Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
      oLipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "tax-free money market funds" category in advertising and sales literature. oSalomon Brothers Six-Month Prime Muni Notes is an index of selected municipal notes, maturing in six months, whose yields are chosen as representative of this market. Calculations are made weekly and monthly. oSalomon Brothers One-Month Tax-Exempt Commercial Paper is an index of selected tax-exempt commercial paper issues, maturing in one month, whose yields are chosen as representative of this particular market. Calculations are made weekly and monthly. Ehrlich-Bober & Co., Inc., also tracks this Salomon Brothers index. oMoney, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature. Advertisements and other sales literature for the Fund may refer to total return. Total return is the historic change in the value of an investment in the Fund based on the monthly reinvestment of dividends over a specified period of time. oDonoghue's Money Fund Report publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12 month-to-date investment results for the same money funds.
Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available. Financial Statements

The financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1997. A copy of the Annual Report for the Fund may be obtained without charge by contacting Star Bank, N.A. at the address located on the back cover of the prospectus or by calling 1-800-677-FUND.

Ratings Appendix
--------------------------------------------------------------------------------
Standard & Poor's Ratings Group

Short-Term Municipal Obligation Ratings

A - S&P note rating reflects the liquidity concerns and market access risks unique to notes.
SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest.
Variable Rate Demand Notes (VRDN's) and Tender Option Bonds (TOB's) Ratings

Standard & Poor's Ratings Group ("S&P") assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.) Commercial Paper (CP) Ratings

A- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. A-1
- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Long-Term Debt Ratings

AAA - Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA - Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Moody's Investors Service, Inc.

Short-Term Municipal Obligation Ratings

Moody's short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below)).
The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated. MIG1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. MIG2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. Variable Rate Demand Notes (VRDNS) and Tender Option Bonds (TOBS) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity.

In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating. Commercial Paper (CP) Ratings

P-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity P-2 - Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes is can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. NR - Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1. NR(1)- The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's. NR(2)- The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's. NR(3)- The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.















Cusip  854911302
1010901B (3/98)






                      Star Ohio Tax-Free Money Market Fund
                                    C Shares

                         (A Portfolio of the Star Funds)

                       Statement of Additional Information










       This Statement of Additional Information should be read with the prospectus of the Star Ohio Tax-Free Money Market Fund dated March 31, 1998. This Statement is not a prospectus itself. To receive a copy of the prospectus, write to Star Ohio Tax-Free Money Market Fund (the "Fund") or call 1-800-677-FUND.

    Star Funds
    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010

                                              Statement dated March 31, 1998




























                                Star Bank, N.A.

                               Investment Adviser
                           Federated Securities Corp.

                                   Distributor

                                                       I
Table of Contents

General Information About the Fund    11
--------------------------------------------------------------------------------
Investment Objective and Policies     11
  Acceptable Investments              11
  Participation Interests             11
  Municipal Leases                    11
  Ratings                             11
  When-Issued and Delayed Delivery Transactions                               22
  Credit Enhancement                  22
  Temporary Investments               22

Ohio Investment Risks                 22
--------------------------------------------------------------------------------
Investment Limitations                33
  Concentration of Investments        44

Star Funds Management                 44
--------------------------------------------------------------------------------
  Fund Ownership                      66
  Trustees' Compensation              77
  Trustee Liability                   77

Investment Advisory Services          77
--------------------------------------------------------------------------------
  Adviser to the Fund                 77
  Advisory Fees                       77

Brokerage Transactions                77
--------------------------------------------------------------------------------

Administrative Services               88

Custodian                             88

Purchasing Shares                     88
  Distribution Plan                   88
  Shareholder Services Plan           88
  Administrative Arrangements         99
  Conversion to Federal Funds         99



Determining Net Asset Value           99
--------------------------------------------------------------------------------
  Use of the Amortized Cost Method    99
  Exchanging Securities for Fund Shares1010

Exchange Privilege                  1010
--------------------------------------------------------------------------------
  Requirements for Exchange         1010
  Making an Exchange                1010

Redeeming Shares                    1010
--------------------------------------------------------------------------------
  Redemption in Kind                1010
  Massachusetts Partnership Law     1111

Tax Status                          1111
--------------------------------------------------------------------------------
  The Fund's Tax Status             1111

Yield                               1111
--------------------------------------------------------------------------------

Tax-Equivalent Yield                1212

Effective Yield                     1313

Total Return                        1313

Performance Comparisons             1414
  Economic and Market Information   1414

Appendix                        1515
--------------------------------------------------------------------------------

General Information About the Fund
--------------------------------------------------------------------------------

The Fund is an investment portfolio of the Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from
Losantiville  Funds to Star  Funds.     Shares  of the Fund are  offered  in one
class:   C   Shares   ("Shares").        Investment   Objective   and   Policies
--------------------------------------------------------------------------------
-----------------------------------------------------------------------

The Fund's investment objective is to provide current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Acceptable Investments

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

Participation Interests

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

Municipal Leases

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

Ratings

The securities in which the Fund is permitted to invest are rated in the highest short-term rating category by one or more nationally recognized securities rating organization ("NRSRO"). A NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch Investors Service, Inc. ("Fitch") are all considered to be rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category. Additionally, the Fund may purchase unrated securities which are determined to be of comparable quality of securities rated in the highest short-term rating category by NRSROs and which are otherwise eligible for purchase by the Fund. The Fund may also purchase bonds which have no short-term ratings but which have long-term ratings by NRSROs in the two highest ratings categories. The Fund has the ability but no present intention of investing in Municipal Securities that are rated MIG2 or VMIG2 by Moody's, F-2 by Fitch, or A-2 or SP-2 by S&P and tax-exempt commercial paper that is rated P-2 by Moody's, A-2 by S&P, or F-2 by Fitch, or securities which are not rated but are deemed to be of comparable quality. Shareholders of the Fund will be notified should the Fund decide to invest in these securities.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.
The Fund may also sell securities on a delayed delivery basis with settlement taking place more than five days after the sale as a normal form of portfolio transaction. It is the investment adviser's experience that it is not unusual in the municipal securities market for settlement periods to be slightly longer than this period. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. Credit Enhancement

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. InvestmentType = "money market securities" "Generally, the Error! Reference source not found.Error! Reference source not found. will not treat credit-enhanced securities as being issued by the credit enhancer for diversification purposes. However, under

Temporary Investments

The Fund may also invest in high-quality temporary investments from time to time for temporary defensive purposes.
From time to time, such as when suitable Ohio Municipal Securities are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in Ohio Municipal Securities and thereby reduce the Fund's yield.
This policy may, from time to time, result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield. The investment adviser does not anticipate that portfolio turnover will result in adverse tax consequences to the Fund.
Ohio Investment Risks
--------------------------------------------------------------------------------
The Fund invests in obligations of Ohio (the "State") issuers which result in the Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a brief summary of the prevailing economic conditions and general summary of the State's financial condition. This information is based on official statements relating to securities that are believed to be reliable but should not be considered as a complete description of all relevant information.

The Ohio economy is largely composed of manufacturing which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves the State vulnerable to an economic slowdown associated with business cycles. The State has diversified its economy somewhat over the past decade with services and trade composing roughly 50% of the economy. Unemployment in Ohio over the past two years has been below the national average, but population growth, as in many great lakes states, has been stagnant.

The State fully depleted the budget stabilization fund that exceeded $300 million, to achieve balanced budgets as a result of the most recent recession. The State acted promptly in addressing the fall in revenue with an expansion of the sales tax and cuts in appropriations. As a result of prudent financial management, the State restored the budget stabilization fund in fiscal 1993. Strong performance in fiscal 1994, 1995 and 1996 resulted in reserve levels that are well above the levels of 1990. Ohio's budget stabilization fund is now above $828 million.

The overall condition of the State is further demonstrated by its debt ratings. Ohio, rated Aaa by Moody's Investors Service, Inc. in the 1970's, was downgraded to Aa in 1979 . Moody's recently revised Ohio's rating upward to Aa1 in September of 1996. Standard & Poor's first rated the State in 1984 at AA; that rating was also upgraded to AA+ in October of 1996.

The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State, its counties, and its municipalities.

Investment Limitations
--------------------------------------------------------------------------------
Selling Short and Buying on Margin

      The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions.
   Issuing Senior Securities and Borrowing Money

      The Fund will not issue senior securities except that the Fund may borrow money directly in amounts up to one-third of the value of its total assets including the amount borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.
   Restricted Securities

      The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 except for certain restricted securities which meet criteria for liquidity as established by the Trustees.
   Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the pledge.
   Investing in Commodities

      The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
   Investing in Real Estate

      The Fund will not purchase or sell real estate including limited partnership interests, although it may invest in securities secured by real estate or interests in real estate.
   Underwriting

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
   Lending Cash or Securities

      The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness or other debt securities, entering into repurchase agreements or engaging in other transactions where permitted by its investment objective, policies, and limitations or Declaration of Trust.
The above limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
   Investing in Illiquid Securities

      The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities and municipal leases not determined by the Trustees to be liquid.
   Investing in Securities of Other Investment Companies

      The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will not invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. The Fund will not purchase or acquire any security issued by a registered closed- end investment company if, immediately after the purchase or acquisition, 10% or more of the voting securities of the closed-end investment company would be owned by the Fund and other investment companies having the same adviser and companies controlled by these investment companies. The Fund will purchase securities of closed-end investment companies only in open- market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies may incur certain expenses which may be duplicative of certain fees incurred by the Fund.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Fund considers instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Concentration of Investments

The Fund will not purchase securities if, as a result of such purchase, more than 25% of the value of the Fund's assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects.
However, the Fund may invest more than 25% of the value of its assets in debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities, cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements .
The Fund may invest more than 25% of the value of its assets in tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality.
If the value of Fund assets invested in the securities of a governmental subdivision changes because of changing values, the Fund will not be required to make any reduction in its holdings.
Star Funds Management
--------------------------------------------------------------------------------
Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Funds (as defined below).
--------------------------------------------------------------------------------
Thomas L. Conlan, Jr.*
2884 Lengel Road
Cincinnati, Ohio 45244
Birthdate:  May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.

--------------------------------------------------------------------------------
Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

--------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.

--------------------------------------------------------------------------------
Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, President of the Orthopaedic and Sports Medicine Institute, Inc., Cincinnati, Ohio, and Wellington Orthopaedics, Cincinnati, Ohio, since April, 1994, and, prior thereto, Fellow Physician, the Cleveland Clinic Foundation, Resident Physician, Michigan State University.

-------------------------------------------------------------------------------
Dawn M. Hornback,
700 Walnut Street
Suite 450
Cincinnati, Ohio  45202
Birthdate:  September 12, 1963

Trustee

Founder, President and Chief Executive Officer of Observatory Group, Inc. Observatory Group, Inc., is a marketing communications firm specializing in the commercial, medical and educational fields.

-------------------------------------------------------------------------------
Lawrence M. Turner
1014 Vine St.
Cincinnati, Ohio  45202
Birthdate:  March 23, 1947

Trustee

Vice President and Treasurer of the Kroger Company. At the Kroger Company, he is responsible for corporate finance, treasury, capital management, pension investment and investor relations.

--------------------------------------------------------------------------------
William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Corporate Vice President (November, 1997 to present) and Treasurer (1991 to present), Secretary (1988-November, 1997) and Assistant Treasurer (1988-1991),
Cincinnati                               Bell                               Inc.
--------------------------------------------------------------------------------

Joseph S. Machi
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.

--------------------------------------------------------------------------------
C. Grant Anderson
Federated Investors Tower
Pittsburgh, Pennsylvania  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.

--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations. ** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.
Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding Shares.
As of February 20, 1998, the following shareholder of record owned 5% or more of the Shares of the Fund: Star Bank, N.A., Cincinnati, OH, owned approximately 30,436,323 Shares (99.81%).

Trustees' Compensation

          NAME ,                                                 AGGREGATE
POSITION WITH              COMPENSATION FROM TRUST*#
          TRUST
-------------------------------------------------------------------------------
Thomas L. Conlan, Jr., **           $0
Trustee

Edward C. Gonzales,**               $0
President, Treasurer and Trustee

Dr. Alfred Gottschalk,              $7,000
Trustee

Dr. Robert J. Hill,                 $7,500
Trustee

Dawn M. Hornback,          $5,250
Trustee

Lawrence M. Turner,        $5,250
Trustee

William H. Zimmer, III,    $7,500
Trustee
--------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended November 30, 1997.
--------------------------------------------------------------------------------
# The aggregate compensation is provided for the Trust, which is comprised of twelve portfolios.
** This Trustee is deemed to be an "interested person" as defined in the
   Investment Company Act of 1940.
Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
Investment Advisory Services
--------------------------------------------------------------------------------
Adviser to the Fund

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of the internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer. Advisory Fees

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus. Brokerage Transactions
--------------------------------------------------------------------------------
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Administrative
Services

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for the fees set forth in the prospectus.
Custodian

Star Bank is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's average daily net assets. Purchasing Shares

Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange and the Federal Reserve wire system are open for business. The minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in the Funds." Distribution Plan

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of sufficient number of Shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The Ohio Tax-Free Money Market Fund is not currently making payments under the Plan, nor does it anticipate doing so in the future. Shareholder Services Plan

This arrangement permits the payment of fees to Star Bank, N.A. and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request. Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds. Exchanging Securities for Fund Shares

Determining Net Asset Value

The Fund attempts to stabilize the value of a share at $1.00. The days on which net asset value is calculated by the Fund are described in the prospectus. Use of the Amortized Cost Method

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions of Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 days' notice or (2) at specified intervals not exceeding one year on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.
   Monitoring Procedures

      The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than .5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
   Investment Restrictions

      The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more nationally recognized statistical rating organization. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity of more than 397 days can be purchased by the Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by the Fund will meet these same criteria and will have investment policies consistent with Rule 2a-7.
The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on Shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and
estimates.    Exchanging Securities for Fund Shares

The Fund may accept securities in exchange for Fund Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and its Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund Shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

Exchange Privilege

Requirements for Exchange

Shareholders using the exchange privilege must exchange Shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement. Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.
Redeeming Shares

The Fund redeems Shares at the next computed net asset value after Star Bank receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares." Redemption in Kind

Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price, in whole or in part, by a distribution of securities from the Fund's portfolio. Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class' net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
----
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
      o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; o invest in securities within certain statutory limits; and o distribute to its shareholders at least 90% of its net income earned during the year.
   Capital Gains

      Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.
Yield

The Fund calculates its yield daily based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:
      o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased Shares;

     o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

      o  multiplying the base period return by (365/7).
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in C Shares, the performance will be reduced for those shareholders paying those fees.

Tax-Equivalent Yield
--------------------------------------------------------------------------------
The tax-equivalent yield of C Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that C Shares would have had to earn to equal its actual yield, assuming a 31% tax rate and assuming that income is 100% tax-exempt.
                        TAXABLE YIELD EQUIVALENT FOR 1998
                          STATE OF OHIO
-------------------------------------------------------------------------------
FEDERAL TAX BRACKET:
                  15.00%    28.00%       31.00%        36.00%        39.60%



      COMBINED FEDERAL AND STATE TAX BRACKET:

                  19.279%   32.933%      37.624%       43.201%       46.801%

-------------------------------------------------------------------------------
SINGLE          $1-  $25,351-     $61,401-      $128,101-       OVER
      RETURN      25,350    61,400       128,100       278,450      $278,450

--------------------------------------------------------------------------------
TAX-EXEMPT
YIELD                         TAXABLE YIELD EQUIVALENT


-------------------------------------------------------------------------------
        1.50%      1.86%     2.24%       2.40%         2.64%         2.82%

        2.00%      2.48%     2.98%       3.21%         3.522%        3.76%

        2.50%      3.10%     3.73%       4.01%         4.40%         4.70%

        3.00%      3.72%     4.47%       4.81%         5.28%         5.64%

        3.50%      4.34%     5.22%       5.61%         6.16%         6.58%

        4.00%      4.96%     5.96%       6.41%         7.04%         7.52%

        4.50%      5.57%     6.71%       7.21%         7.92%         8.46%

        5.00%      6.19%     7.46%       8.02%         8.80%         9.40%

        5.50%      6.81%     8.20%       8.82%         9.68%        10.34%

        6.00%      7.43%     8.95%       9.62%        10.56%        11.28%

      Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

                        TAXABLE YIELD EQUIVALENT FOR 1998

                          STATE OF OHIO
--------------------------------------------------------------------------------
      FEDERAL TAX BRACKET:
                  15.00%    28.00%       31.00%        36.00%        39.60%

      COMBINED FEDERAL AND STATE TAX BRACKET:
                  19.993%   34.624%      37.624%       43.201%       46.801%

--------------------------------------------------------------------------------
      JOINT           $1-  $42,351-     $102,301-     $155,951-       OVER
      RETURN      42,350    102,300      155,950       278,450      $278,450

--------------------------------------------------------------------------------
TAX-EXEMPT
YIELD                         TAXABLE YIELD EQUIVALENT


--------------------------------------------------------------------------------
        1.50%      1.87%     2.29%       2.40%         2.64%         2.82%

        2.00%      2.50%     3.06%       3.21%         3.52%         3.76%

        2.50%      3.12%     3.82%       4.01%         4.40%         4.70%

        3.00%      3.75%     4.59%       4.81%         5.28%         5.64%

        3.50%      4.37%     5.35%       5.61%         6.16%         6.58%

        4.00%      5.00%     6.12%       6.41%         7.04%         7.52%

        4.50%      5.62%     6.88%       7.21%         7.92%         8.46%

        5.00%      6.25%     7.66%       8.02%         8.80%         9.40%

        5.50%      6.87%     8.41%       8.82%         9.68%        10.34%

        6.00%      7.50%     9.18%       9.62%        10.56%        11.28%

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. The charts above is for illustrative purposes only. It is
not  an  indicator   of  past  or  future   performance   of  Fund   Shares.
--------------------------------------------------------------------------------
Some  portion of the Fund's  income  may be subject to the  federal  alternative
minimum   tax  and  state   and   local   income   taxes.   Effective   Yield

The   Fund's effective yield for C Shares is computed by compounding the
      unannualized base period return by:     oadding 1 to the base period
      return; oraising the sum to the 365/7th power; and osubtracting 1 from the result.
Total Return

Average annual total return for C Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional Shares, assuming the monthly reinvestment of all dividends and distributions.

Performance Comparisons
-------------------------------------------------------------------------------
The   performance of C Shares depends upon such variables as:     oportfolio
      quality; oaverage portfolio maturity; otype of instruments in which the portfolio is invested; ochanges in interest rates on money market instruments; ochanges in Fund expenses; and othe relative amount of Fund cash flow.
Investors may use financial publications and/or indices to obtain a more complete view of C Shares' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
      oLipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "tax-free money market funds" category in advertising and sales literature. oSalomon Brothers Six-Month Prime Muni Notes is an index of selected municipal notes, maturing in six months, whose yields are chosen as representative of this market. Calculations are made weekly and monthly. oSalomon Brothers One-Month Tax-Exempt Commercial Paper is an index of selected tax-exempt commercial paper issues, maturing in one month, whose yields are chosen as representative of this particular market. Calculations are made weekly and monthly. Ehrlich-Bober & Co., Inc., also tracks this Salomon Brothers index. oMoney, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature. Advertisements and other sales literature for the Fund may refer to total return. Total return is the historic change in the value of an investment in the Fund based on the monthly reinvestment of dividends over a specified period of time. oDonoghue's Money Fund Report publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12 month-to-date investment results for the same money funds.
Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, C Shares can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

Appendix
--------------------------------------------------------------------------------
Standard & Poor's

Short-Term Municipal Obligation Ratings

A - S&P note rating reflects the liquidity concerns and market access risks unique to notes.
SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest.
Variable Rate Demand Notes (VRDN's) and Tender Option Bonds (TOB's) Ratings

Standard & Poor's Ratings Group ("S&P") assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.) Commercial Paper (CP) Ratings

A- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. A-1
- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Long-Term Debt Ratings

AAA - Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA - Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Moody's Investors Service, Inc.

Short-Term Municipal Obligation Ratings

Moody's short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below)).
The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated. MIG1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. MIG2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. Variable Rate Demand Notes (VRDNS) and Tender Option Bonds (TOBS) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity.

In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating. Commercial Paper (CP) Ratings

P-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity. P-2 - Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes is can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. NR - Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1. NR(1)- The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's. NR(2)- The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's. NR(3)- The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.














     CUSIP 854911781
     G00522-16  (3/98)




PART C.    OTHER INFORMATION.

Item 24.    Financial Statements and Exhibits:

     (a) Incorporated by reference to the Annual Reports of the Registrant dated November 30, 1997 (File Nos. 33-26915 and 811-5762).

     (b)  Exhibits:

  (1)   Conformed copy of Declaration of Trust of the Registrant; (15)
        (i)     Conformed copy of Amendment No. 1 to Declaration of Trust; (2)
        (ii)    Conformed copy of Amendment No. 2 to Declaration of Trust (2)
        (iii)   Conformed copy of Amendment No. 3 to Declaration of Trust; (2)
        (iv)    Conformed copy of Amendment No. 4 to Declaration of Trust; (4)
        (v)     Conformed copy of Amendment No. 5 to Declaration of Trust; (12)
        (vi)    Conformed copy of Amendment No. 6 to Declaration of Trust; (12)
        (vii)   Conformed copy of Amendment No. 7 to Declaration of Trust; (12)
        (viii)  Conformed copy of Amendment No. 8 to Declaration of Trust (15)
        (ix)    Conformed copy of Amendment No. 9 to Declaration of Trust; (15)
        (x)     Conformed copy of Amendment No. 10 to Declaration of Trust; (15)
        (xi)    Conformed copy of Amendment No. 11 to Declaration of Trust; (15)
        (xii)   Conformed copy of Amendment No. 12 to Declaration of Trust; (18)
        (xiii)  Conformed copy of Amendment No. 13 to Declaration of Trust; (19)
        (xiv)   Conformed copy of Amendment No. 14 to Declaration of Trust; (19)
        (xv)    Conformed Copy of Amendment No. 15 to Declaration of Trust; (25)
        (xiv)   Conformed Copy of Amendment No. 16 to Declaration of Trust; (25)

+ All exhibits have been filed electronically.

2.   Response  is  incorporated  by  reference  to  Registrant's   Pre-Effective
     Amendment No. 1 to the Registration Statement on Form N-1A filed April 10, 1989. (File Nos. 33-26915 and 811-5762)

4. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed December 6, 1989. (File Nos. 33-26915 and 811-5762)

12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed January 29, 1992. (File Nos. 33-26915 and 811-5762)

15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed July 2, 1993. (File Nos. 33-26915 and 811-5762)

18. Response is incorporated by reference to Registrant's Post-Amendment No. 22 to the Registration Statement on Form N-1A filed March 17, 1994. (File Nos. 33-26915 and 811-5762)

19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed May 13, 1994. (File Nos. 33-26915 and 811-5762)

25. Response is incorporated by reference to Registrant's Post- Effective Amendment No. 32 to the Registration Statement on Form N-1A filed
January 24, 1996.  (File Nos. 33-26915 and 811-5762)

 (2)   Copy of By-Laws of the Registrant; (1)
 (3)   Not applicable;
 (4)   Not applicable;
 (5) Conformed copy of Investment Advisory Contract between Losantiville Funds and Star Bank, N.A. through and including Exhibit
       G; (13)
       (i)    Conformed copy of Exhibit H to Investment Advisory Contract of the
              Registrant; (19)
       (ii)   Conformed copy of Exhibit I to Investment Advisory Contract of the
              Registrant; (20)
       (iii)  Conformed copy of Exhibit J to Investment Advisory Contract of the
              Registrant; (21)
       (iv)   Conformed copy of Exhibit K to Investment Advisory Contract of the
              Registrant (27);
       (v)    Conformed copy of Exhibit L to Investment Advisory Contract of the
              Registrant; (29)
       (vi)   Conformed Copy of Exhibit M to Investment Advisory Contract of the
              Registrant; (29)
       (vii)  Conformed copy of Exhibit N to Investment Advisory Contract of the
              Registrant; (29)
 (6)   (i)    Conformed copy of Distributor's Contract of the Registrant through and including Exhibit E; (13)
       (ii)   Conformed copy of Exhibit F to Distributor's Contract of the
              Registrant; (17)
       (iii)  Conformed copy of Exhibit G to Distributor's Contract of the
              Registrant; (19)
       (iv)   Conformed copy of Exhibit H to Distributor's Contract of the
              Registrant; (19)
       (v)    Conformed copy of Exhibit I to Distributor's Contract of the
              Registrant; (20)
       (vi)   Conformed copy of Exhibit J to Distributor's Contract of the
              Registrant to add Star Growth Equity Fund; (21)
                  ......
+ All exhibits have been filed electronically.

1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed February 3, 1989. (File Nos. 33-26915 and 811-5762)

13. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed November 20, 1992. (File Nos. 33-26915 and 811-5762)

17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed February 4, 1994. (File Nos. 33-26915 and 811-5762)

19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed May 13, 1994. (File Nos. 33-26915 and 811-5762)

20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed September 15, 1994. (File Nos. 33-26915 and 811-5762)

21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed January 26, 1995. (File Nos. 33-26915 and 811-5762)

27. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 33 on Form N-1A filed March 25, 1997. (File Nos. 33-26915 and 811-5762)

29. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 37 on Form N-1A filed November 24, 1997. (File Nos. 33-26915 and 811-5762)

       (vii)  Conformed copy of Exhibit K to Distributor's
              Contract of the Registrant to add The Stellar
              Insured Tax-Free Bond Fund (27);
       (viii) Conformed copy of Exhibit L to Distributor's
       Contract of the Registrant to add Star Treasury Fund,
       Trust Shares; (28) (ix) Conformed copy of Exhibit M to
       Distributor's Contract of the Registrant to add Star
       Growth Equity Fund Trust Shares; (29) (x) Conformed copy
       of Exhibit N to Distributor's Contract of the Registrant
       to add Star Relative Value Fund Trust Shares; (29) (xi)
       Conformed copy of Exhibit O to Distributor's Contract of
       the Registrant to add Star International Equity Fund;
       (29) (xii) Conformed copy of Exhibit P to Distributor's
       Contract of the Registrant to add Star Equity Index
       Fund; (29) (xiii) Conformed copy of Exhibit Q to
       Distributor's Contract of the Registrant to add Star
       Ohio Tax-Free Money Market Fund; (29) (xiv) Conformed
       copy of Exhibit R to Distributor's Contract; + (xv)
       Conformed copy of Exhibit S to Distributor's Contract; +
 (7)   Not applicable;
 (8)   Conformed copy of Custodian Contract of the Registrant;
       (15) Copy of Fee Schedules of Custodian Contract of the
       Registrant; (29)
 (9)   (i)    Conformed copy of Shareholder Recordkeeping Agreement; +
       (ii)   Conformed copy of Mutual Funds Service Agreement including
              Exhibit A; +
       (iii)  Conformed copy of Administrative Services Agreement; (17)
       (iv)   Conformed copy of Shareholder Services Plan of the Registrant through and including Exhibit A; (19)

+ All exhibits have been filed electronically.

15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed July 2, 1993. (File Nos. 33-26915 and 811-5762)

17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed February 4, 1994. (File Nos. 33-26915 and 811-5762)

19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 23 on Form N-1A filed May 23, 1994. (File Nos. 33-26915 and 811-5762)

27. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 33 on Form N-1A filed March 25, 1997. (File Nos. 33-26915 and 811-5762)

28. Response is incorporated by reference to Registrant's Post- Effective Amendment No. 35 on Form N-1A filed June 30, 1997. (File Nos. 33-26915 and 811-5762)

29. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 37 on Form N-1A filed November 24, 1997. (File Nos. 33-26915 and 811-5762)

   (v) Conformed copy of Exhibit B to Shareholder Services
   Plan of the Registrant to add Star Strategic Income
   Fund; (20) (vi) Conformed copy of Exhibit C to
   Shareholder Services Plan of the Registrant to add Star
   Growth Equity Fund (21); (vii) Conformed copy of Exhibit
   D to Shareholder Services Plan of the Registrant to add
   The Stellar Fund (Trust Shares); (22) (viii) Conformed
   copy of Exhibit E to Shareholder Services Plan of the
   Registrant to add The Stellar Fund (Investment Shares);
          (22)

(ix) Conformed copy of Exhibit F to Shareholder Services Plan of the Registrant to add Star Tax-Free Money Market Fund; (22)

(x) Conformed copy of Exhibit G to Shareholder Services Plan of the Registrant to add Star Treasury Fund; (22)

(xi) Conformed copy of Exhibit H to Shareholder Services Plan of the Registrant to add Star U.S. Government Income Fund; (22)

   (xii) Conformed copy of Exhibit I to Shareholder
   Services Plan of the Registrant to add Star Relative
   Value Fund; (22) (xiii) Conformed copy of Exhibit J to
   Shareholder Services Plan of the Registrant to add Star
   Prime Obligations Fund; (22) (xiv) Conformed copy of
   Exhibit K to Shareholder Services Plan of the Registrant to add The Stellar Insured Tax-Free Bond
          Fund; (27)

(xv) Conformed copy of Exhibit L to Shareholder Services Plan of the Registrant to add Star Treasury Fund, Trust Shares; (28)

+ All exhibits have been filed electronically.

20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed September 15, 1994. (File Nos. 33-26915 and 811-5762)
21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed January 26, 1995. (File Nos. 33-26915 and 811-5762)
22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed March 28, 1995. (File Nos. 33-26915 and 811-5762)
27. Response is incorporated by reference to Registrant's Post- Effective Amendment No. 33 on Form N-1A filed March 25, 1997. (File Nos. 33-26915 and 811-5762)
28. Response is incorporated by reference to Registrant's Post- Effective Amendment No. 35 on Form N-1A filed June 30, 1997. (File Nos. 33-26915 and 811-5762)

 (xvi) Conformed copy of Shareholder Services Agreement including Exhibits 1 and 2; (27)
 (xvii) Conformed copy of Exhibit M to Shareholder Services Plan of the Registrant to add Star Growth Equity Fund Trust Shares;
        (29)
 (xviii)Conformed copy of Exhibit N to Shareholder Services Plan of the
        Registrant to add Star Relative Value Fund Trust
        Shares; (29)
 (xix) Conformed copy of Exhibit O to Shareholder
 Services Plan of the Registrant to add Star
 International Equity Fund; (29) (xx) Conformed copy of
 Exhibit P to Shareholder Services Plan of the Registrant
 to add Star Equity Index Fund; (29) (xxi) Conformed copy
 of Exhibit Q to Shareholder Services Plan of the
 Registrant to add Star Ohio Tax-Free Money Market Fund;
        (29)
 (xxii) Copy of Amendment #1 to Exhibit 2 of Shareholder
 Services Agreement; (29) (xxiii)Conformed copy of
 Exhibit R to Shareholder Services Plan; + (xxiv)
 Conformed copy of Exhibit S to Shareholder Services
 Plan; + (xxv) Copy of Amendment #2 to Exhibit 2 to
 Shareholder Services Agreement; + (xxvi) Conformed copy
 of Amendment No. 1 to Administrative Services Agreement;
 +
                  (10) Conformed copy of Opinion and Consent of Counsel as to Legality of Shares being Issued; (24) (11) (i) Conformed copy of Consent of Independent Public Accountants; +
                        (ii)   Conformed Copy of Opinion and Consent of
                               Special Counsel; (9)
                  (12)  Not applicable;
                  (13)  Conformed copy of Initial Capital Understanding; (2)

+ All exhibits have been filed electronically.

2.   Response  is  incorporated  by  reference  to  Registrant's   Pre-Effective
     Amendment NO. 1 to the Registration statement on Form N-1A filed April 10,1989. (File Nos. 33-26915 and 811-5762)

9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed March 12, 1991. (File Nos. 33-26915 and 811-5762)

24. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 30 on Form N-1A filed October 10, 1996. (File Nos. 33-26915 and 811-5762)

27. Response is incorporated by reference to Registrant's Post- Effective Amendment No. 33 on Form N-1A filed March 25, 1997. (File Nos. 33-26915 and 811-5762)

29. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 37 on Form N-1A filed November 24, 1997. (File Nos. 33-26915 and 811-5762)

(14)  Not applicable;
(15)  (i)     Conformed copy of Distribution Plan; (13)
      (ii)    Copy of Rule 12b-1 Agreement through and including Amendment No. 1 to Exhibit A; (7)
      (iii)   Copy of Amendment No. 2 to Exhibit A to 12b-1 Agreement; (11)
      (iv)    Copy of Amendment No. 3 to Exhibit A to 12b-1 Agreement; (11)
      (v)     Copy of Amendment No. 4 to Exhibit A to 12b-1 Agreement; (13)
      (vi)    Conformed copy of Exhibit E to the Distribution Plan; (17)
      (vii)   Copy of Amendment No. 5 to Exhibit A to 12b-1 Agreement; (18)
      (viii)  Conformed copy of Exhibit F to Distribution Plan of the Registrant to add Star Growth Equity Fund (now known as Star
              Capital Appreciation Fund); (19)
      (ix) Conformed copy of Exhibit G to Distribution Plan of the Registrant; (20) (x) Conformed copy of Exhibit H to
      Distribution Plan of the Registrant; (21) (xi) Copy of
      Amendment No. 6 to Exhibit A to 12b-1 Agreement; (20)
      (xii) Conformed copy of Exhibit I to Distribution Plan of the Registrant; (27)

+ All exhibits have been filed electronically.

7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed December 4, 1990. (File Nos. 33-26915 and 811-5762)

11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed August 29, 1991. (File Nos. 33-26915 and 811-5762)

13. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed November 20, 1992. (File Nos. 33-26915 and 811-5762)

17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed February 4, 1994. (File Nos. 33-26915 and 811-5762)

18. Response is incorporated by reference to Registrant's Post-Amendment No. 22 to the Registration Statement on Form N-1A filed March 17, 1994. (File Nos. 33-26915 and 811-5762)

19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed May 23, 1994. (File Nos. 33-26915 and 811-5762)

20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed September 15, 1994. (File Nos. 33-26915 and 811-5762)

21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed January 26, 1995. (File Nos. 33-26915 and 811-5762)

27. Response is incorporated by reference to Registrant's Post- Effective Amendment No. 33 on Form N-1A filed March 25, 1997. (File Nos. 33-26915 and 811-5762)

      (xiii)  Copy of Exhibit to 12b-1 Agreement; (29)
      (xiv) Conformed copy of Exhibit J to Rule 12b-1 Plan to add Star International Equity Fund; (29) (xv) Conformed copy of Exhibit K to Rule 12b-1 Plan to add Star Equity Index Fund; (29) (xvi) Conformed copy of Exhibit L to Rule 12b-1 Plan to add Star Ohio Tax-Free Money Market Fund; (29) (xvii) Conformed copy of Exhibit M to Rule 12b-1 Plan; + (xviii) Conformed copy of Exhibit N to Rule 12b-1 Plan; + (xix) Conformed copy of Exhibit to Rule 12b-1 Agreement; +

(16) (i) Copy of Schedule for Computation of Fund Performance Data, Star Relative Value Fund; (24)
(ii) Copy of Schedule for Computation of Fund Performance Data, The Stellar Fund; (12)
(iii)Copy of Schedule for Computation of Fund Performance Data, Star U.S. Government Income Fund; (15)
(iv) Copy of Schedule for Computation of Fund Performance Data, Star Capital Appreciation Fund; (21)
(v) Copy of Schedule for Computation of Fund Performance Data, Star Strategic Income Fund; (22)
(vi) Copy of Schedule for Computation of Fund Performance Data, Star Growth Equity Fund; (22)
(vii)Copy of Schedule for Computation of Fund Performance Data, The Stellar Insured Tax-Free Bond Fund; (28)
(17)          Copy of Financial Data Schedules; +
(18) Conformed copy of Amended and Restated Multiple Class Plan including Exhibit A; +
(19)        Conformed copy of Power of Attorney; (28)

+ All exhibits have been filed electronically.

12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed January 29, 1992. (File Nos. 33-26915 and 811-5762)

15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed July 2, 1993. (File Nos. 33-26915 and 811-5762)

21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed January 26, 1995. (File Nos. 33-26915 and 811-5762)

22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed March 28, 1995. (File Nos. 33-26915 and 811-5762)

24. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 30 on Form N-1A filed October 10, 1996. (File Nos. 33-26915 and 811-5762)

28. Response is incorporated by reference to Registrant's Post- Effective Amendment No. 35 on Form N-1A filed June 30, 1997. (File Nos. 33-26915 and 811-5762)

29. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 37 on Form N-1A filed November 24, 1997. (File Nos. 33-26915 and 811-5762)

Item 25.    Persons Controlled by or Under Common Control with Registrant:

            None.

Item 26.    Number of Holders of Securities:
                                                Number of Record Holders
            Title of Class                        as of January 6, 1997
            --------------                      -----------------------

            Shares of beneficial interest
                  (no par value)
            Star Treasury Fund
                  Investment Shares                         244
                  Trust Shares                               17
            Star Relative Value Fund
                  Investment Shares                       3,510
                  Trust Shares                               53
            Star Tax-Free Money Market Fund                  14
            The Stellar Fund
                  Investment Shares                       4,948
                  Trust Shares                               45
            Star U.S. Government Income Fund                288
            Star Capital Appreciation Fund                  501
            Star Strategic Income Fund                    1,914
            Star Growth Equity Fund
                  Investment Shares                       3,524
                  Trust Shares                               44
            The Stellar Insured Tax-Free Bond Fund           37
            Star International Equity Fund                   47
            Star Market Capitalization Fund                   8
            Star Ohio Tax-Free Money Market Fund              4

Item 27.    Indemnification:  (3)
Item 28.    Business and Other Connections of Investment Adviser:

            (a) Star Bank, N.A. ("Star Bank"), a national bank, was founded in 1863 and is the largest bank and trust organization of StarBanc Corporation. Star Bank had an asset base of $10.9 billion as of December 31, 1997.

                 Star Bank's expertise in trust administration, investments, and estate planning ranks it among the most predominant trust institutions in Ohio, with assets of $48.4 billion as of December 31, 1997.

                 Star Bank has managed commingled funds since 1957. As of December 31, 1997, it manages two common trust funds and collective investment funds having a market value in excess of $60.9 million.

                 The officers and directors of the Star Bank any other business, profession, vocation, or employment of a substantial nature in which each such officer and director is or has been engaged during the past two years, is set forth below. Unless otherwise noted, the position listed under "Other Business, Profession, Vocation or Employment" is with Star Bank.


3. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed July 26, 1989. (File Nos. 33-26915 and 811-5762)



      (b)
                                                Other Substantial
                        Position with           Business, Profession,
    Name                 the Adviser            Vocation or Employment

Jerry A. Grundhofer     Chairman, President and          Traditional
                        Chief Executive Officer          Interiors

David M. Moffett        Executive Vice President         N/A

Richard K. Davis        Executive Vice President         N/A

Joseph A. Campanella    Executive Vice President         N/A

Thomas J. Lakin         Executive Vice President         N/A

Timothy J. Fogarty      Executive Vice President         N/A

Wayne J. Shircliff      Executive Vice President         N/A

Daniel B. Benhase       Executive Vice President         N/A

Daniel R. Noe           Executive Vice President         N/A

Jerome C. Kohlhepp      Executive Vice President         N/A

Stephen E. Smith        Executive Vice President         S. E. Smith
                                                         and Company

S. Kay Geiger           Executive Vice President         Global Access
                                                         Marketing, Inc.

Andrew E. Randall       Executive Vice President         N/A

J. R. Bridgeland, Jr.   Director                         Taft, Stetinius & Hollister

L. L. Browning, Jr.     Director                         N/A

V. B. Buyniski          Director                         United Medical Resources, Inc.
                                                         Mt. Auburn Partnership, American Operations
                                                         Management, NCG   and Schmidt
                                                         Marble

Samuel M. Cassidy       Director                         Cassidy and  Cassidy, Ltd. d/b/a Cave  Spring Farm

Raymond R. Clark        Director                ..       N/A

V. Anderson Coombe      Director                         Wm. Powell Company


John C. Dannemiller     Director                         Bearings, Inc.

Jerry A. Grundhofer     Director                         Traditional Interiors

                                                Other Substantial
                        Position with           Business, Profession,
    Name                 the Adviser            Vocation or Employment


J. P. Harrington, S.C.  Director                N/A

J. P. Hayden, Jr.       Director                The Midland Company, American Family Home Insurance Co.,
                                                American Modern Home Insurance Co.

Roger L. Howe           Director                U.S. Precision Lens, Inc.

T. J. Klinedinst, Jr.   Director                Thomas E. Wood, Inc., Ohio Cap Insurance Co., Ltd., The Tomba Co., Ltd.

Charles S. Mechem, Jr.  Director                N/A

Daniel J. Meyer         Director                Cincinnati Milacron, Inc.

David B. O'Maley        Director                Ohio National Life Insurance Co.

O. M. Owens, M.D.,      Director                O'dell M. Owens, M.D., Inc., Moreno Food, MKO Investment,
                                                Seven Hills Lab, Graphi Action.

Thomas E. Petry         Director                Eagle-Picher Industries, Inc.

William C. Portman      Director                Portman Equipment Company

Oliver W. Waddell       Director                N/A

Item 29.    Principal Underwriters:

(a) Federated Securities Corp. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund:
1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Independence One Mutual Funds; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Marshall Funds, Inc.; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; SouthTrust Vulcan Funds; Star Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; The Wachovia Funds; The Wachovia Municipal Funds; Tower Mutual Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Vision Group of Funds, Inc.; and World Investment Series, Inc.

Federated Securities Corp. also acts as principal underwriter for the following closed-end investment company: Liberty Term Trust, Inc.- 1999.

            (b)

         (1)                           (2)                        (3)
Name and Principal            Positions and Offices        Positions and Offices
 Business Address                With Distributor             With Registrant


Richard B. Fisher             Director, Chairman, Chief
Federated Investors Tower     Executive Officer, Chief
Pittsburgh, PA 15222-3779     Operating Officer, Asst.
                              Secretary and Asst.
                              Treasurer, Federated
                              Securities Corp.

Edward C. Gonzales            Director, Executive Vice         President and
Federated Investors Tower     President, Federated,            Treasurer
Pittsburgh, PA 15222-3779     Securities Corp.

Thomas R. Donahue             Director, Assistant Secretary
Federated Investors Tower     and Assistant Treasurer
Pittsburgh, PA 15222-3779     Federated Securities Corp.

James F. Getz                 President-Broker/Dealer,             --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

John B. Fisher                President-Institutional Sales,       --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

David M. Taylor               Executive Vice President             --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark W. Bloss                 Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard W. Boyd               Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Laura M. Deger                Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Theodore Fadool, Jr.          Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Bryant R. Fisher              Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Christopher T. Fives          Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

James S. Hamilton             Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

James M. Heaton               Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Keith Nixon                   Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Solon A. Person, IV           Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Timothy C. Pillion            Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas E. Territ              Senior Vice President,               --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Teresa M. Antoszyk            Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

John B. Bohnet                Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Byron F. Bowman               Vice President, Secretary,           --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jane E. Broeren-Lambesis      Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mary J. Combs                 Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Edmond Connell, Jr.        Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Leonard Corton, Jr.        Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Kevin J. Crenny               Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Daniel T. Culbertson          Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

G. Michael Cullen             Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

William C. Doyle              Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jill Ehrenfeld                Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark D. Fisher                Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Joseph D. Gibbons             Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

John K. Goettlicher           Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Craig S. Gonzales             Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard C. Gonzales           Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Bruce E. Hastings             Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Beth A. Hetzel                Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

James E. Hickey               Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Brian G. Kelly                Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

H. Joseph Kennedy             Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark J. Miehl                 Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard C. Mihm               Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

J. Michael Miller             Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas A. Peters III          Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Robert F. Phillips            Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard A. Recker             Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Eugene B. Reed                Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

George D. Riedel              Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul V. Riordan               Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

John Rogers                   Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Brian S. Ronayne              Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas S. Schinabeck          Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward L. Smith               Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

David W. Spears               Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

John A. Staley                Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jeffrey A. Stewart            Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard Suder                 Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

William C. Tustin             Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul A. Uhlman                Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Miles J. Wallace              Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

John F. Wallin                Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard B. Watts              Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward J. Wojnarowski         Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Michael P. Wolff              Vice President,                      --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward R. Bozek               Assistant Vice President,            --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Terri E. Bush                 Assistant Vice President,            --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Beth C. Dell                  Assistant Vice President,            --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Charlene H. Jennings          Assistant Vice President,            --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Denis McAuley                 Treasurer,                           --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

Leslie K. Platt               Assistant Secretary,                 --
Federated Investors Tower     Federated Securities Corp.
Pittsburgh, PA 15222-3779

 (c) Not applicable.

Item 30.    Location of Accounts and Records:

            All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

            Star Funds                       Federated Investors Tower
                                             Pittsburgh, PA  15222-3779

            Federated Services Company       Federated Investors Tower
            ("Portfolio Recordkeeper")       Pittsburgh, PA  15222-3779

            Federated Administrative         Federated Investors Tower
            Services                         Pittsburgh, PA  15222-3779
            ("Administrator")

            Star Bank, N.A.                  425 Walnut Street
            ("Adviser")                      Cincinnati, OH  45202

            Star Bank, N.A.                  425 Walnut Street
            ("Custodian")                    Cincinnati, OH  45202

            Star Bank, N.A.                  425 Walnut Street
            ("Transfer Agent and             Cincinnati, OH  45202
            Dividend Disbursing Agent")

Item 31.    Management Services:  Not applicable.

Item 32.    Undertakings:

            Registrant hereby undertakes to comply with the provisions of
            Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

            Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            Registrant hereby undertakes to file a post-effective amendment using financial statements, which need not be certified, within four to six months from the effective date of Registrant's Post-Effective Amendment No. 36.

                                   SIGNATURES
    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, STAR FUNDS,certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 23rd day of March, 1998.

                                   STAR FUNDS

                  BY: /s/ C. Grant Anderson
                  C. Grant Anderson, Secretary
                  Attorney in Fact for Edward C. Gonzales
                  March 23, 1998

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                            TITLE                         DATE

By: /s/C. Grant Anderson
    C. Grant Anderson           Attorney In Fact           March 23, 1998
    SECRETARY                   For the Persons
                                Listed Below

    NAME                            TITLE

Edward C. Gonzales*             President, Treasurer and Trustee
                                 (Principal Financial and
                                 Accounting Officer)

Thomas L. Conlan, Jr.*          Trustee

Dr. Alfred Gottschalk*          Trustee

Dr. Robert J. Hill*             Trustee

William H. Zimmer, III*         Trustee

Dawn M. Hornback*               Trustee

Lawrence M. Turner*             Trustee



* By Power of Attorney